The Lutheran Brotherhood Family of Funds
Semi-Annual Report April 30, 2002

Our Message to You

Dear Member:

Enclosed is The Lutheran Brotherhood Family of Funds Semi-Annual Report for the six months ended April 30, 2002.

Keeping in mind the world events that transpired before we sent our last annual report to you, the last six months were, by contrast, almost mundane. Yet, the world economy and markets have been quite active. Trading volumes in securities markets were high during the six months ended April 30, but investors were unable to establish a clear trend.

At Aid Association for Lutherans / Lutheran Brotherhood (AAL/LB), these are historic times. Many times over the last several months I have found myself reflecting on the dedicated men and women who built these amazing financial and fraternal organizations and imagined how they would be in awe of the new organization that has grown from the seeds of their labor. Our merger is witness to the generations of terrific work that preceded us. I believe our founders would, like us, be all at once proud and humbled by what this organization has become.

As part of the nurturing of this merger of two very large financial services organizations, the investment operations of AAL and LB have nearly fully merged. The result is some new faces in familiar roles and some familiar faces in new roles. In the pages that follow, you will see that the leadership of the AAL/LB investment operation is now in place. There have been changes in portfolio management for the Opportunity Growth Fund, Value Fund, LB Fund, Income Fund, and Municipal Bond Fund.

[PHOTO OMITTED: ROLF F. BJELLAND]

All of these changes come from talent within the ranks of the AAL/LB operation. All of these portfolio management changes were communicated to investors earlier in the year, shortly after they were made. These are the efficiencies generally created by any merger - the savings generated by eliminating unnecessary duplication of effort. While portfolio management changes have been made, rest assured that the investment objectives and prospectus directives of the individual Funds of the Lutheran Brotherhood Family of Funds have not changed.

In the "Economic and Market Overview" that follows, Jim Abitz, AAL/LB Senior Vice President, Investments, has prepared a summary of the forces influencing the performance of your investments during the six-month period ended April 30, 2002. Following Jim's overview, each portfolio manager of The Lutheran Brotherhood Family of Funds reviews his or her portfolio, describing its performance, market conditions and management strategies during the six-month period.

Additional changes are on the way. In the months ahead, staff from our new, combined organization will begin the process of rolling out our new name and identity to members and the public. Staff from our Appleton, WI, and Minneapolis, MN, offices will continue with our representatives across the nation to look for ways to provide value and efficiency for members in the new organization. The historic merger that took place last January made us the largest fraternal organization in the history of the United States. Now we are working to make sure that the nation's largest fraternal is also the nation's best fraternal.

On behalf of the Board of Directors of The Lutheran Brotherhood Family of Funds, I can tell you that we are all honored to be a part of this historic work. Watch your mail for more information as the new name is installed, new products and services become available, and new fraternal value is born.

As always, thank you for turning to us for your financial solutions.

Sincerely,

Rolf F. Bjelland
Chairman
The Lutheran Brotherhood
Family of Funds

Economic and Market Overview               April 30, 2002

[PHOTO OMITTED: JAMES H. ABITZ]

James H. Abitz
Senior Vice President, Investments

Equity returns were mixed during the six-month period ended April 30, 2002, with smaller-company stocks outpacing large-capitalization issues by a wide margin. Investment-grade bonds saw early gains, but gradually lost momentum and finished with flat returns. High-yield bonds remained resilient, even as turbulence roiled the telecommunications industry.

U.S. Economy

After contracting in the third quarter of 2001, the U.S. economy rebounded strongly over the course of the period. Real gross domestic product expanded by 1.7% during the fourth quarter of 2001, followed by an estimated 5.6% in the first quarter of 2002. Much of this growth was fueled by consumers, who funneled discretionary income into housing, vehicles and retail goods. Capital spending and industrial production were slower to respond, but showed renewed signs of life late in the period.

The employment picture remained tenuous, with nationwide unemployment reaching an eight-year high of 6.0% in April. There were, however, a number of encouraging trends in the labor markets. After declining for the better part of a year, non-farm payrolls saw little change late in the period, while job losses in the manufacturing sector also leveled off. Challenging labor conditions had little effect on consumer confidence, which continued to rise as the period progressed.

Inflation & Monetary Policy

Despite concern among fixed-income investors, inflationary pressures remained largely contained during the reporting period. Excess industrial capacity left many manufacturers with limited pricing power, while soaring productivity also helped keep a lid on prices. Even with energy costs rising, the Consumer Price Index finished the period just 1.6% above the previous year's level.

After easing monetary policy throughout the previous year, the Federal Reserve left interest rates unchanged early in 2002, while shifting to a neutral policy stance. This marked the end of a unprecedented monetary cycle in which the Federal Reserve lopped 4.25% off the federal funds rate, leaving short-term interest rates at their lowest level since 1961. While consumers responded with a surge in home refinancing, business investment increased at a much slower pace.

Equity Performance

Equity growth investors were witness to continued volatility during the reporting period. After advancing in November and December, stock prices fluctuated widely over the ensuing months. Beginning in January, events surrounding troubled energy trader Enron Corp. exercised increasing influence over the financial markets. As Enron's accounting practices came to light, investors began eyeing other large companies for signs of trouble. This triggered a round of selling centered on highly leveraged firms with aggressive growth-through-acquisition strategies.

While investors generally favored value-oriented stocks over growth issues during the period, equity performance also varied according to market capitalization. The large-company S&P 500 Index gained just 2.31% during the period, while weakness in the technology sector was reflected in the NASDAQ Composite Index, which returned (0.06%). Conversely, smaller-company shares posted healthy gains, with the medium-company S&P MidCap 400 Index advancing 20.02%, and the small-company Russell 2000 Index generating a 20.04% total return

Fixed-Income Performance

High-quality bonds delivered respectable returns through the first four months of the period, but later gave ground amid strengthening economic indicators and rising interest rates. As fallout from the Enron fiasco spread, investors grew increasingly selective, spurning energy service providers, telecommunications firms and issuers deemed lacking in accounting discipline.

High-yield bonds continued to recover from oversold conditions, weakened only by poor-performing telecommunications credits. Positive technical factors helped drive performance, with investors pouring more than $8 billion into the high-yield market over the six-month period. In total, the Lehman Brothers High Yield Index gained 6.64% during this time.

Outlook

While the U.S. economy has strengthened considerably from its condition of six months ago, investors must still ply murky waters over the months to come. Corporate earnings, in particular, remain a concern for both stockholders and investors in corporate bonds. Until companies in key growth sectors of the economy return to profitability, the prospects for a sustained economic recovery will be tempered. Fortunately, there is plenty of reason for optimism. Both inflation and interest rates remain low from a historical perspective, while the Federal Reserve's attempts to revive the economy appear to be bearing fruit.

In addition, we are heartened by recent developments in the manufacturing sector, which include remarkable gains in productivity, increased capital spending and rising factory output. As industrial production increases and corporate earnings improve, investment returns should ultimately follow suit. Given the current environment, however, it may take some time for issuers to regain investors' trust. Once confidence is finally restored to the financial markets, investors should be better-positioned to reap long-term benefits.

LB Opportunity Growth Fund

[PHOTO OMITTED: ANDREA J. THOMAS]

Andrea J. Thomas began serving as portfolio manager of Lutheran Brotherhood Opportunity Growth Fund in February 2002. She joined AAL/LB in 1993 and served as the associate portfolio manager of the Fund from 1997 through February 2002.

LB Opportunity Growth Fund
seeks long-term growth of capital by investing primarily in common stocks of small companies.

Fund Facts
Inception Date:               1/8/93
Shareholder
Accounts:                     55,646
Total Net Assets
(in millions):                $178.3

Small-capitalization stocks were the clear market leaders during the six months ended April 30, 2002. Weakened by an underweighting in the very smallest issues, the Lutheran Brotherhood Opportunity Growth Fund finished the reporting period with a 2.99% total return (based on Class A share NAV). The Fund's Lipper, Inc., peer group of small-capitalization stocks posted an average total return of 8.24% during this time, while its market benchmark, the Russell 2000 Index of small-company stocks, returned 20.04%.

Microcaps Outperform

Small-company stocks continued to climb from their lows early in the period, posting strong gains in November and December. The Russell 2000 Index recovered nearly 14% of its value during this time, with gains evenly distributed among growth and value stocks. Over the balance of the reporting period, however, value stocks outpaced growth issues by a wide margin. With investors closely scrutinizing corporate balance sheets, telecommunications shares were particularly hard hit.

Early on, stocks issued by companies with very small market capitalizations significantly outperformed larger small-cap issues. Due to their highly speculative nature, we stayed clear of these types of issues, known as "microcaps." While we believe this path was the right one to take, the Fund significantly underperformed both its peer group and market benchmark as a result. During the first quarter of 2002, the Fund was also hurt by an underweighting in consumer discretionary stocks, which outperformed on the strength of strong consumer spending.

Beginning in February and extending through April, microcaps gradually lost momentum, which worked to the Fund's advantage late in the period. In addition, the Fund's energy holdings generated healthy gains on the strength of rising oil prices. After gaining ground in March, technology stocks took a beating in April, weakened by continued slack demand, grim earnings forecasts and industry-wide overcapacity. In this environment, our strategy of underweighting the technology sector proved beneficial.

Outlook

With interest rates low and the Federal Reserve unlikely to tighten monetary policy anytime soon, we believe conditions are ripe for further expansion in the U.S. economy. We remain concerned about the slow pace of corporate earnings growth, but are optimistic that rising industrial production will eventually stimulate profits. For now, many small-company issuers-particularly technology firms-still suffer from poor earnings visibility. For this reason, we anticipate maintaining an underweight position in technology stocks over the coming months.

With the strength of the economy still in question, we believe it is too early to favor any one industry or sector. Rather, as investors become more selective, we believe individual stock selection will pace investment performance. While small-cap stocks have enjoyed a remarkable run over the past six months, much of this momentum has been fueled by speculative bidding centered on the very smallest companies. As the economy strengthens, we look forward to more equitable small-company returns rooted firmly in company fundamentals.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                                                    Portfolio Composition
                                                                       (% of Portfolio)

                                                                 Common Stocks - 90.8%
                                                                 Short-Term Securities - 9.2%

                                                            % of
Top 10 Holdings                                           Portfolio
-------------------------------------------------------------------
Getty Images, Inc.                                           0.8%
Career Education Corp.                                       0.7%
Mid Atlantic Medical Services                                0.7%
Alliant Techsystems, Inc.                                    0.6%
XTO Energy, Inc.                                             0.6%
Too, Inc.                                                    0.6%
Province Healthcare Co.                                      0.6%
Varian Semiconductor Equipment, Inc.                         0.6%
Hot Topic, Inc.                                              0.6%
Harman International Industries, Inc.                        0.6%

These holdings represent 6.4% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

  Top 10 Industries
  ------------------------------------------------------
  Computers - Hardware                              7.7%
  Services                                          7.6%
  Retail                                            6.6%
  Oil & Gas                                         6.6%
  Computers - Software & Services                   6.5%
  Electronics                                       5.7%
  Distributors                                      5.3%
  Biotechnology                                     3.9%
  Health Care - Medical Products & Supplies         3.6%
  Health Care Management                            3.4%

  These holdings represent 56.9% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                             Performance Through April 30, 2002
                        LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND

                                                            Lipper Median
                                                             Small-Cap
                           LBOGF        Russell 2000       Growth Funds           CPI Index
  Month End                Total           Total               Total                Total
  Date                     Value           Value               Value                Value
  ------------------------------------------------------------------------------------------
  01/31/93                 10,000         $10,000             $10,000               10,000
  02/28/93                  9,156           9,769               9,608               10,035
  03/31/93                  9,512          10,086               9,934               10,070
  04/30/93                  9,267           9,809               9,619               10,098
  05/31/93                  9,967          10,243              10,127               10,112
  06/30/93                 10,122          10,307              10,206               10,126
  07/31/93                 10,055          10,449              10,263               10,126
  08/31/93                 10,755          10,900              10,737               10,154
  09/30/93                 11,443          11,208              11,076               10,175
  10/31/93                 11,831          11,497              11,232               10,217
  11/30/93                 11,387          11,122              10,886               10,224
  12/31/93                 11,687          11,503              11,348               10,224
  01/31/94                 11,964          11,863              11,650               10,252
  02/28/94                 11,842          11,820              11,643               10,288
  03/31/94                 11,043          11,197              11,014               10,323
  04/30/94                 11,121          11,263              11,016               10,337
  05/31/94                 10,699          11,137              10,778               10,344
  06/30/94                 10,078          10,762              10,388               10,379
  07/31/94                 10,433          10,938              10,451               10,407
  08/31/94                 11,343          11,547              11,048               10,449
  09/30/94                 11,509          11,508              11,285               10,477
  10/31/94                 11,942          11,462              11,275               10,484
  11/30/94                 11,698          10,999              10,848               10,498
  12/31/94                 11,998          11,295              11,265               10,498
  01/31/95                 11,476          11,153              11,229               10,540
  02/28/95                 12,087          11,617              11,539               10,582
  03/31/95                 12,531          11,816              11,892               10,617
  04/30/95                 12,619          12,079              12,050               10,652
  05/31/95                 12,963          12,286              12,232               10,673
  06/30/95                 14,140          12,924              12,880               10,694
  07/31/95                 15,716          13,669              13,823               10,694
  08/31/95                 15,971          13,962              14,062               10,722
  09/30/95                 16,315          14,212              14,375               10,743
  10/31/95                 15,350          13,577              13,864               10,778
  11/30/95                 16,049          14,147              14,366               10,771
  12/31/95                 16,523          14,521              14,592               10,764
  01/31/96                 16,249          14,505              14,520               10,827
  02/28/96                 17,315          14,957              15,088               10,863
  03/31/96                 17,698          15,267              15,450               10,919
  04/30/96                 19,393          16,084              16,600               10,961
  05/31/96                 20,759          16,717              17,262               10,982
  06/30/96                 19,338          16,030              16,594               10,989
  07/31/96                 17,630          14,631              15,222               11,010
  08/31/96                 18,682          15,481              16,109               11,031
  09/30/96                 20,158          16,086              16,919               11,066
  10/31/96                 18,614          15,839              16,601               11,101
  11/30/96                 17,944          16,491              17,108               11,122
  12/31/96                 18,532          16,923              17,381               11,122
  01/31/97                 18,887          17,262              17,769               11,157
  02/28/97                 17,174          16,844              17,149               11,192
  03/31/97                 15,261          16,049              16,291               11,220
  04/30/97                 14,535          16,094              16,238               11,234
  05/31/97                 16,757          17,883              18,111               11,227
  06/30/97                 17,683          18,651              19,098               11,241
  07/31/97                 18,686          19,518              20,250               11,255
  08/31/97                 19,134          19,965              20,663               11,276
  09/30/97                 21,340          21,426              22,205               11,304
  10/31/97                 20,013          20,486              21,239               11,332
  11/30/97                 19,165          20,352              20,994               11,325
  12/31/97                 18,457          20,709              21,221               11,311
  01/31/98                 17,911          20,381              20,843               11,332
  02/28/98                 19,002          21,888              22,436               11,353
  03/31/98                 19,725          22,789              23,457               11,374
  04/30/98                 19,773          22,915              23,616               11,396
  05/31/98                 18,168          21,680              22,339               11,417
  06/30/98                 18,296          21,725              22,394               11,431
  07/31/98                 16,868          19,965              20,789               11,445
  08/31/98                 13,177          16,092              16,585               11,459
  09/30/98                 14,188          17,352              17,514               11,473
  10/31/98                 14,974          18,060              18,227               11,501
  11/30/98                 15,985          19,006              19,353               11,501
  12/31/98                 17,670          20,183              20,646               11,494
  01/31/99                 17,430          20,445              20,972               11,522
  02/28/99                 15,760          18,797              19,106               11,536
  03/31/99                 16,049          19,091              19,702               11,571
  04/30/99                 16,370          20,801              20,561               11,655
  05/31/99                 17,028          21,109              20,651               11,655
  06/30/99                 18,120          22,057              22,516               11,655
  07/31/99                 18,088          21,448              22,458               11,690
  08/31/99                 17,301          20,659              22,092               11,718
  09/30/99                 17,783          20,659              22,692               11,774
  10/31/99                 17,911          20,748              23,925               11,795
  11/30/99                 19,532          22,011              26,920               11,802
  12/31/99                 22,453          24,503              31,889               11,802
  01/31/00                 21,458          24,106              31,500               11,830
  02/28/00                 25,615          28,091              39,706               11,900
  03/31/00                 24,347          26,242              36,951               11,999
  04/30/00                 22,164          24,662              32,502               12,006
  05/31/00                 20,656          23,222              29,694               12,013
  06/30/00                 23,512          25,252              34,462               12,083
  07/31/00                 21,843          24,461              32,095               12,104
  08/31/00                 24,812          26,318              35,885               12,118
  09/30/00                 24,026          25,539              34,446               12,181
  10/31/00                 22,983          24,400              32,197               12,202
  11/30/00                 19,099          21,894              26,701               12,209
  12/31/00                 20,788          23,788              29,048               12,202
  01/31/01                 20,805          25,027              29,632               12,279
  02/28/01                 17,915          23,386              25,753               12,328
  03/31/01                 15,993          22,242              23,343               12,356
  04/30/01                 17,707          23,981              26,162               12,405
  05/31/01                 17,932          24,569              26,649               12,461
  06/30/01                 18,088          25,399              27,278               12,483
  07/31/01                 17,413          24,058              25,810               12,447
  08/31/01                 16,391          23,281              24,236               12,447
  09/30/01                 13,951          20,145              20,462               12,504
  10/31/01                 15,076          21,326              22,138               12,461
  11/30/01                 15,976          22,978              23,796               12,440
  12/31/01                 16,720          24,398              25,191               12,391
  01/31/02                 16,080          24,147              24,390               12,419
  02/28/02                 15,162          23,485              22,765               12,469
  03/31/02                 16,114          25,374              24,523               12,539
  04/30/02                 15,526          25,605              23,856               12,599

  As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 4% sales charge.
  The performances of the Russell 2000 Index and the Lipper  Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  Russell 2000 Index
  $25,605

  Lipper Median Small-Cap Growth Funds
  $23,856

  LB Opportunity Growth Fund
  $15,526

  Consumer Price Index
  $12,599

  LB Opportunity Growth Fund
  Annualized Total Returns*
  ------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
  Class A shares                      1-Year           5-Year           1/8/93
  Net Asset Value                    (12.32%)          1.33%             5.59%
  Public Offering Price              (15.85%)          0.51%             5.13%

                                                       Since
                                                      Inception
  Class B Shares                      1-Year          10/31/97
  If Held (NAV)                      (13.05%)         (6.19%)
  If Redeemed (CDSC)                 (17.40%)         (6.39%)

  Institutional Shares
  Net Asset Value                    (11.65%)         (5.02%)

  *See accompanying notes to Portfolio Management Reviews.

LB Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson is the portfolio manager of Lutheran Brotherhood Mid Cap Growth Fund. He joined AAL/LB in 1987 and has served as a portfolio manager since 1998.

LB Mid Cap Growth Fund
seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

Fund Facts
Inception Date:              5/30/97
Shareholder
Accounts:                     54,478
Total Net Assets
(in millions):                $166.5

Mid-cap growth stocks experienced periods of outperformance during the six months ended April 30, 2002, though investors were still witness to market volatility. For the period, the Lutheran Brotherhood Mid Cap Growth Fund generated a 6.12% total return (based on Class A share NAV), while its Lipper, Inc., peer group of mid-cap core funds averaged a 6.41% total return. The Fund's market benchmark, the S&P MidCap 400 Index, returned 20.02% over this time, largely on the strength of value-oriented shares.

Consumer-Driven Stocks Advance

After advancing in November and December, mid-cap stocks delivered flat performance during the early months of 2002. During this time, stocks in growth sectors of the economy, such as technology and health care, suffered significant setbacks relative to value-oriented issues. At the same time, retail stocks outperformed, reflecting brisk levels of consumer spending. Early on, our decision to trim the Fund's holdings in consumer discretionary shares, coupled with a market bias toward value stocks, contributed negatively to performance.

Mid-cap stocks rallied in March, with gains concentrated primarily among smaller-company issues. During the month, bargain hunters reversed a slide in technology shares, while energy stocks were buoyed by rising crude oil prices. Consumer discretionary stocks regained market leadership in April, fueled by rising consumer confidence and continued strong consumer spending.

In the aftermath of Enron Corp.'s bankruptcy proceedings, investors grew increasingly selective as the period progressed, spurning companies considered to be too highly leveraged. While many firms were caught in the resulting undertow, telecommunications issuers were especially vulnerable. By underweighting telecommunications services stocks, we were able to use this trend to our advantage and bolster relative performance. Throughout the period, strong returns from the Fund's energy holdings also enhanced performance.

Outlook

Despite continued stock market volatility, we are encouraged by the growing number of medium-sized companies experiencing increases in earnings. With the U.S. economy in the midst of a gradual recovery, we expect enterprise spending to increase late in the year, which could influence the performance of mid-cap growth stocks. In turn, as businesses ramp up spending and corporate earnings increase, we believe consumer-oriented shares will slowly give way to stocks tied to the capital investment cycle.

During the months to come, we anticipate further reducing our cash position, while selectively adding to the Fund's technology holdings. Until we see sustained improvement in corporate earnings, however, we will likely remain market-neutral in most economic sectors. The equity markets are still fraught with uncertainty, but with economic growth prospects brightening, we believe the coming year holds significant potential for mid-cap growth investors.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                                                    Portfolio Composition
                                                                       (% of Portfolio)

                                                                  Common Stocks - 91.1%
                                                                  Short-Term Securities - 8.9%

                                                           % of
Top 10 Holdings                                          Portfolio
------------------------------------------------------------------
Microchip Technology, Inc.                                   0.8%
Laboratory Corp. of America Holdings                         0.8%
Caremark Rx, Inc.                                            0.8%
Coach, Inc.                                                  0.7%
Fiserv, Inc.                                                 0.7%
IDEC Pharmaceuticals Corp.                                   0.7%
Express Scripts, Inc., Class A                               0.7%
Gilead Sciences, Inc.                                        0.7%
Affiliated Computer Services, Inc., Class A                  0.7%
KLA-Tencor Corp.                                             0.6%

These holdings represent 7.2% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

  Top 10 Industries
  ---------------------------------------------------
  Computers - Hardware                           9.0%
  Computers - Software & Services                8.7%
  Oil & Gas                                      7.3%
  Services                                       7.1%
  Retail                                         6.9%
  Distributors                                   4.6%
  Broadcasting                                   4.5%
  Electronics                                    4.0%
  Biotechnology                                  3.8%
  Health Care Management                         3.6%

  These holdings represent 59.5% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                                       Performance Through April 30, 2002
                                   LUTHERAN BROTHERHOOD MID CAP GROWTH FUND

                                                       Lipper Median
                    LBMCGF            S & P 400       Mid Cap Core Funds    CPI Index
  Month End         Total               Total             Total              Total
  Date              Value               Value             Value              Value
  -----------------------------------------------------------------------------------
  05/31/97          10,000              10,000            10,000             10,000
  06/30/97           9,979              10,285            10,395             10,012
  07/31/97          10,622              11,303            11,225             10,025
  08/31/97          10,519              11,290            11,193             10,044
  09/30/97          11,079              11,939            11,924             10,069
  10/31/97          10,716              11,419            11,380             10,094
  11/30/97          10,560              11,588            11,378             10,087
  12/31/97          10,802              12,038            11,571             10,075
  01/31/98          10,647              11,809            11,368             10,094
  02/28/98          11,608              12,787            12,382             10,112
  03/31/98          12,083              13,364            12,962             10,131
  04/30/98          12,171              13,608            13,084             10,150
  05/31/98          11,520              12,996            12,484             10,169
  06/30/98          11,862              13,078            12,760             10,181
  07/31/98          11,299              12,571            12,113             10,194
  08/31/98           8,979              10,232             9,763             10,206
  09/30/98           9,576              11,217            10,439             10,219
  10/31/98          10,150              12,220            11,064             10,244
  11/30/98          10,890              12,829            11,720             10,244
  12/31/98          12,050              14,379            12,915             10,237
  01/31/99          12,502              13,820            13,068             10,262
  02/28/99          11,774              13,096            12,204             10,275
  03/31/99          12,502              13,462            12,721             10,306
  04/30/99          12,944              14,523            13,402             10,381
  05/31/99          12,790              14,587            13,457             10,381
  06/30/99          13,762              15,369            14,276             10,381
  07/31/99          13,596              15,041            14,021             10,412
  08/31/99          13,342              14,526            13,718             10,437
  09/30/99          13,309              14,077            13,588             10,487
  10/31/99          14,281              14,795            14,310             10,506
  11/30/99          15,319              15,567            15,367             10,512
  12/31/99          17,861              16,492            17,286             10,512
  01/31/00          17,586              15,664            17,016             10,537
  02/28/00          21,903              16,760            19,703             10,600
  03/31/00          21,366              18,163            20,111             10,687
  04/30/00          19,905              17,527            18,854             10,693
  05/31/00          19,014              17,310            18,021             10,700
  06/30/00          20,236              17,564            19,248             10,762
  07/31/00          19,756              17,842            18,874             10,781
  08/31/00          22,177              19,835            20,968             10,793
  09/30/00          21,880              19,700            20,599             10,849
  10/31/00          20,887              19,032            19,822             10,868
  11/30/00          18,717              17,595            17,784             10,874
  12/31/00          20,005              18,941            19,173             10,868
  01/31/01          20,092              19,364            19,599             10,937
  02/28/01          17,080              18,258            16,661             10,981
  03/31/01          15,183              16,901            14,820             11,006
  04/30/01          17,191              18,766            16,647             11,049
  05/31/01          17,154              19,203            16,727             11,099
  06/30/01          17,005              19,126            16,657             11,118
  07/31/01          16,324              18,841            15,769             11,087
  08/31/01          15,258              18,225            14,691             11,087
  09/30/01          13,200              15,958            12,505             11,137
  10/31/01          14,167              16,665            13,355             11,099
  11/30/01          15,320              17,905            14,442             11,081
  12/31/01          15,878              18,828            15,014             11,037
  01/31/02          15,369              18,732            14,505             11,062
  02/28/02          14,725              18,755            13,762             11,106
  03/31/02          15,543              20,096            14,671             11,168
  04/30/02          15,035              20,001            14,242             11,222

  As you compare performance, please note that the LB Mid Cap Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P MidCap 400 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  S&P MidCap 400 Index
  $20,001

  LB Mid Cap Growth Fund
  $15,035

  Lipper Median Mid Cap Core Funds
  $14,242

  Consumer Price Index
  $11,222

  LB Mid Cap Growth Fund
  Annualized Total Returns*
  --------------------------------------------
                                      Since
                                    Inception
  Class A shares          1-Year     5/30/97
  Net Asset Value        (12.55%)     9.56%
  Public Offering Price  (16.06%)     8.64%

                                     Since
                                    Inception
  Class B Shares          1-Year    10/31/97
  If Held (NAV)          (13.14%)     7.02%
  If Redeemed (CDSC)     (17.48%)     6.84%

  Institutional Shares
  Net Asset Value        (11.85%)     8.36%

    *See accompanying notes to
    Portfolio Management Reviews.

LB World Growth Fund

[LOGO OMITTED: T. ROWE PRICE]

The LB World Growth Fund is subadvised by T. Rowe Price International, Inc., which uses an investment advisory group that has day-to-day responsibility for managing the Fund and developing and executing the Fund's investment program. Members of the advisory group for the Fund include Mark C.J. Bickford Smith, Frances Dydasco, John R. Ford, James B.M. Seddon and David J.L. Warren.

LB World Growth Fund
seeks long-term growth of capital by investing primarily in common stocks issued by established non-U.S. companies.**

Fund Facts
Inception Date:           9/5/95
Shareholder
Accounts:                 31,815
Total Net Assets
(in millions):            $100.6

International stocks gained ground over the six-month period ended April 30, 2002, although performance varied by region. During this time, the Lutheran Brotherhood World Growth Fund gained 6.46% (based on Class A share NAV), while the Fund's Lipper, Inc., peer group of international equity funds finished with an average total return of 7.09%. The Fund's market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index, returned 5.66% over this time.

International Returns Mixed

Stocks in Europe finished 2001 on a strong note, but gave back earlier gains in January and February. During the first quarter of 2002, many European companies came under the same close scrutiny as their U.S. counterparts, with investors quick to unload stocks issued by large telecommunications providers and other highly leveraged firms. At the same time, economically sensitive cyclical stocks outperformed, led by consumer durables and capital goods issues. Strong stock selection in Switzerland and the United Kingdom added value to the Fund late in the period, while the growing strength of the euro further stabilized returns.

In Latin America, Mexican stocks were star performers, aided by corporate cost-cutting and the beneficial effects of industrial recovery in the United States. While our holdings in Mexico made strong contributions to performance, returns in Brazil were weighed down by political uncertainty ahead of that country's presidential elections. Throughout the period, we overweighted Latin American stocks, but avoided investments in Argentina, which continued to suffer from severe economic woes.

With unemployment rates in Japan hitting a 40-year high in January, Japanese stocks sustained losses early in the period. While conditions later improved, the Fund's overall returns there were negative. Other markets in Asia showed remarkable strength. Our holdings in South Korea and Taiwan performed particularly well during the first quarter of 2002, buoyed by corporate reforms and improving economic conditions. In April, the weakening U.S. dollar provided a boost to shares in Hong Kong.

Outlook

After an extended period of weakness, many international economies are showing renewed strength, buttressed by much-needed political reforms and corporate restructuring. We are particularly encouraged by the Fund's returns in key regions of the Pacific Rim, including South Korea, Taiwan, Thailand and the Philippines. We anticipate further growth in Asia ex-Japan, and will continue to modestly overweight the region. In Japan, government-led reforms have increased liquidity and enhanced stock returns, but the issues facing the country's financial institutions remain daunting. Until the country can shake its long-standing economic malaise, we will continue to underweight Japan relative to the EAFE Index.

Despite pockets of weakness, most economies in Europe are well on their way to recovery. We expect near-term growth rates in Europe to exceed those in the U.S., and look for the euro to continue strengthening. Over the coming year, will keep roughly 70% of the Fund's assets invested in Europe. In Latin America, Brazil is expected to see continued economic growth, but stocks prices are likely to stall until the country elects a new president. During the months ahead, we expect to increase our holdings in Mexico, where conditions remain favorable for growth-oriented investors.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                   Portfolio Composition
                                     (% of Portfolio)

                          Common Stocks & Warrants - 96.7%
                          Preferred Stocks - 1.1%
                          Short-Term Securities - 2.2%

Top 10                             % of
Countries                        Portfolio
------------------------------------------
United Kingdom                      27.5%
France                              14.8%
Japan                               11.4%
Netherlands                          7.5%
Italy                                6.3%
Switzerland                          5.8%
Germany                              3.4%
Sweden                               3.2%
Spain                                3.1%
Republic of Korea                    1.9%

These holdings represent 84.9% of the total investment portfolio.

                                                                                      % of
Top 10 Holdings                                          Country                    Portfolio
---------------------------------------------------------------------------------------------
GlaxoSmithKline plc                                 United Kingdom                    4.1%
Total Fina Elf, Class B                             France                            3.3%
Royal Bank of Scotland Group plc                    United Kingdom                    2.7%
Reed International plc                              United Kingdom                    2.6%
Nestle SA                                           Switzerland                       2.2%
Aventis SA                                          France                            2.2%
Vodafone Group plc (USD)                            United Kingdom                    1.9%
Shell Transport & Trading Co. plc                   United Kingdom                    1.8%
BNP Paribas SA                                      France                            1.8%
Adecco SA                                           Switzerland                       1.7%

These holdings represent 24.3% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                                           Performance Through April 30, 2002
                                         LUTHERAN BROTHERHOOD WORLD GROWTH FUND

                                                 Morgan Stanley              Lipper Median
                                              Capital International       International Fund
                            LBWGF                   EAFE Index                  Stocks                    CPI Index
  Month End                 Total                      Total                     Total                      Total
  Date                      Value                      Value                     Value                      Value
  -----------------------------------------------------------------------------------------------------------------
  09/30/95                 10,000                    $10,000                   $10,000                     10,000
  10/31/95                  9,430                      9,734                     9,790                     10,033
  11/30/95                  9,508                     10,008                     9,893                     10,026
  12/31/95                  9,817                     10,413                    10,203                     10,020
  01/31/96                 10,041                     10,458                    10,413                     10,078
  02/28/96                 10,108                     10,495                    10,443                     10,111
  03/31/96                 10,265                     10,721                    10,625                     10,163
  04/30/96                 10,567                     11,035                    10,957                     10,202
  05/31/96                 10,522                     10,834                    10,899                     10,222
  06/30/96                 10,634                     10,898                    10,975                     10,228
  07/31/96                 10,298                     10,582                    10,581                     10,248
  08/31/96                 10,444                     10,607                    10,691                     10,268
  09/30/96                 10,679                     10,892                    10,919                     10,300
  10/31/96                 10,612                     10,783                    10,829                     10,333
  11/30/96                 11,093                     11,214                    11,290                     10,352
  12/31/96                 11,135                     11,073                    11,320                     10,352
  01/31/97                 10,977                     10,688                    11,247                     10,385
  02/28/97                 11,090                     10,865                    11,394                     10,418
  03/31/97                 11,068                     10,907                    11,421                     10,444
  04/30/97                 11,135                     10,967                    11,449                     10,457
  05/31/97                 11,869                     11,683                    12,144                     10,450
  06/30/97                 12,378                     12,331                    12,702                     10,463
  07/31/97                 12,705                     12,533                    13,039                     10,477
  08/31/97                 11,531                     11,599                    12,078                     10,496
  09/30/97                 12,299                     12,251                    12,839                     10,522
  10/31/97                 11,395                     11,311                    11,862                     10,548
  11/30/97                 11,350                     11,198                    11,763                     10,542
  12/31/97                 11,377                     11,299                    11,862                     10,529
  01/31/98                 11,779                     11,819                    12,158                     10,548
  02/28/98                 12,458                     12,580                    12,944                     10,568
  03/31/98                 12,883                     12,970                    13,584                     10,587
  04/30/98                 12,975                     13,075                    13,772                     10,607
  05/31/98                 12,941                     13,015                    13,786                     10,627
  06/30/98                 12,941                     13,116                    13,703                     10,640
  07/31/98                 13,102                     13,253                    13,891                     10,653
  08/31/98                 11,469                     11,613                    11,937                     10,666
  09/30/98                 11,192                     11,260                    11,520                     10,679
  10/31/98                 12,170                     12,437                    12,411                     10,705
  11/30/98                 12,734                     13,078                    13,058                     10,705
  12/31/98                 13,165                     13,597                    13,467                     10,698
  01/31/99                 13,038                     13,560                    13,512                     10,725
  02/28/99                 12,783                     13,240                    13,164                     10,738
  03/31/99                 13,293                     13,796                    13,628                     10,770
  04/30/99                 13,767                     14,359                    14,206                     10,849
  05/31/99                 13,131                     13,622                    13,602                     10,849
  06/30/99                 13,628                     14,156                    14,289                     10,849
  07/31/99                 13,860                     14,581                    14,667                     10,881
  08/31/99                 13,999                     14,638                    14,799                     10,907
  09/30/99                 14,068                     14,789                    14,864                     10,960
  10/31/99                 14,508                     15,346                    15,432                     10,979
  11/30/99                 15,516                     15,883                    16,438                     10,986
  12/31/99                 17,462                     17,313                    18,360                     10,986
  01/31/00                 16,377                     16,215                    17,260                     11,012
  02/28/00                 17,248                     16,655                    18,118                     11,077
  03/31/00                 17,403                     17,304                    18,403                     11,168
  04/30/00                 16,413                     16,398                    17,293                     11,175
  05/31/00                 15,816                     16,001                    16,760                     11,182
  06/30/00                 16,580                     16,630                    17,463                     11,247
  07/31/00                 16,019                     15,936                    16,839                     11,266
  08/31/00                 16,389                     16,078                    17,063                     11,279
  09/30/00                 15,351                     15,298                    16,113                     11,338
  10/31/00                 14,767                     14,940                    15,560                     11,358
  11/30/00                 13,979                     14,383                    14,899                     11,364
  12/31/00                 14,472                     14,898                    15,437                     11,358
  01/31/01                 14,628                     14,907                    15,500                     11,430
  02/28/01                 13,327                     13,796                    14,299                     11,475
  03/31/01                 12,300                     12,862                    13,258                     11,501
  04/30/01                 13,275                     13,748                    14,125                     11,547
  05/31/01                 12,690                     13,242                    13,697                     11,599
  06/30/01                 12,144                     12,701                    13,219                     11,619
  07/31/01                 11,858                     12,484                    12,862                     11,586
  08/31/01                 11,559                     12,206                    12,525                     11,586
  09/30/01                 10,350                     10,972                    11,177                     11,638
  10/31/01                 10,662                     11,253                    11,449                     11,599
  11/30/01                 11,091                     11,669                    11,876                     11,580
  12/31/01                 11,312                     11,739                    12,044                     11,534
  01/31/02                 10,766                     11,115                    11,474                     11,560
  02/28/02                 10,870                     11,194                    11,546                     11,606
  03/31/02                 11,442                     11,805                    12,150                     11,671
  04/30/02                 11,351                     11,890                    12,175                     11,727

  As you compare performance, please note that the LB World Growth Fund's performance reflects the maximum 4% sales charge. The performances of the MSCI EAFE Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  Lipper Median International Stock Funds
  $12,175

  Morgan Stanley Capital International EAFE Index
  $11,890

  Consumer Price Index
  $11,727

  LB World Growth Fund
  $11,351

  LB World Growth Fund
  Annualized Total Returns*
-------------------------------------------------

                                          Since
                                        Inception
  Class A shares          1-Year  5-Year  9/5/95
  Net Asset Value        (14.50%)  0.38%   2.72%
  Public Offering Price  (17.95%) (0.43%)  2.09%

                                 Since
                                Inception
  Class B Shares       1-Year   10/31/97
  If Held (NAV)       (15.18%)   (0.82%)
  If Redeemed (CDSC)  (19.42%)   (1.04%)

  Institutional Shares
  Net Asset Value     (13.71%)    0.47%

    *See accompanying notes to
    Portfolio Management Reviews.

LB Growth Fund

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin began serving as portfolio manager of Lutheran Brotherhood Growth Fund in February 2002. He joined AAL/LB in 1984 and has served as a portfolio manager since 1994.

LB Growth Fund
seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

Fund Facts
Inception Date:          10/31/99
Shareholder
Accounts:                  17,611
Total Net Assets
(in millions):              $39.4

Hampered by weak corporate earnings and fragile investor psychology, large-company growth stocks continued to underperform during the six-month period ended April 30, 2002. The Lutheran Brotherhood Growth Fund finished the period with a (3.00%) total return (based on Class A share NAV), while its Lipper, Inc., peer group of large-capitalization growth funds averaged a (0.82%) total return. The Fund's market benchmark, the S&P 500/Barra Growth Index, gained 0.41% during this time.

Market Sentiment Fragile

After sustaining heavy losses in the fall, the market for large-company growth stocks rebounded early in the period, as terrorism concerns subsided. In January, however, growth stocks went into a tailspin following the collapse of energy trading giant Enron Corp. As circumstances surrounding Enron's bankruptcy came to light, investors grew increasingly concerned about the accounting practices of other large firms. Consequently, large-cap growth issues came under pressure through February, putting a damper on the Fund's overall returns.

In March, the Fund underwent a management change as part of Lutheran Brotherhood's merger with Aid Association for Lutherans. Soon after this changeover, we made a number of structural adjustments to the Fund. These included minor changes to the Fund's technology asset mix, along with increased exposure to energy, insurance and defense-related issues.

Market conditions improved in March, but quickly deteriorated in April, owing to rising oil prices, escalating violence in the Middle East and renewed fears of Federal Reserve interest rate hikes. While growth stocks as a whole sustained losses during the reporting period, our decision to bring down the Fund's cash levels in March hurt relative performance. In addition, the Fund's relatively high risk profile proved unfavorable in a defensive investment environment.

Outlook

The U.S. economy is now in the early stages of recovery, as evidenced by an upturn in gross domestic product during the first quarter of 2002. Thus far, the recovery has been led by consumers, who have continued to invest in housing and durable goods. In order for growth stock valuations to rise, however, corporate earnings will need to improve measurably. This will require further increases in capital investment and industrial production.

With the economy on the mend, we are now reducing our exposure to consumer cyclical stocks, and investing more heavily in companies tied to the capital spending cycle. For purposes of diversification, we are also maintaining exposure to consistent growth stocks in the pharmaceutical, food and health care industries. Because it often takes a long time for large companies to recover from an economic downturn, we would not be surprised to see choppy trading patterns in the months to come. When large-cap growth stocks do finally regain their footing, however, we believe our shareholders will be well-positioned to reap gains.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                     Portfolio Composition
                                       (% of Portfolio)

                                   Common Stocks - 97.7%
                                   Short-Term Securities - 2.3%

                                                          % of
Top 10 Holdings                                         Portfolio
-----------------------------------------------------------------
Pfizer, Inc.                                               3.6%
Microsoft Corp.                                            3.1%
General Electric Co.                                       2.8%
Citigroup, Inc.                                            2.3%
Home Depot, Inc.                                           2.2%
Intel Corp.                                                2.2%
Wal-Mart Stores, Inc.                                      2.1%
Johnson & Johnson                                          2.0%
American International Group, Inc.                         2.0%
Cisco Systems, Inc.                                        1.7%

These holdings represent 24.0% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

  Top 10 Industries
  ---------------------------------------------------------------
  Health Care - Drugs & Pharmaceuticals                     10.5%
  Computers - Hardware                                      10.5%
  Retail                                                     9.6%
  Financial - Diversified                                    7.9%
  Computers - Software & Services                            6.5%
  Insurance                                                  3.8%
  Conglomerates                                              3.6%
  Oil & Gas                                                  3.3%
  Telephone & Telecommunications                             3.2%
  Leisure Products                                           3.1%

  These holdings represent 62.0% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                                       Performance Through April 30, 2002
                                        LUTHERAN BROTHERHOOD GROWTH FUND

                                           S & P BARRA         Lipper Median
                           LBOGF             GROWTH          Large Cap Growth       CPI Index
  Month End                Total              Total                Funds              Total
  Date                     Value              Value                Value              Value
  -------------------------------------------------------------------------------------------
  10/31/99               $10,000            $10,000             $10,000              10,000
  11/30/99               $10,064             10,428              10,505              10,006
  12/31/99                11,140             11,200              11,653              10,006
  01/31/00                10,686             10,454              11,159              10,030
  02/28/00                11,076             10,673              11,796              10,089
  03/31/00                12,054             11,661              12,503              10,172
  04/30/00                11,385             11,083              11,854              10,178
  05/31/00                10,774             10,631              11,184              10,184
  06/30/00                11,518             11,489              12,007              10,244
  07/31/00                11,309             10,978              11,771              10,262
  08/31/00                12,269             11,613              12,815              10,273
  09/30/00                11,379             10,480              11,915              10,327
  10/31/00                10,826             10,208              11,270              10,345
  11/30/00                 9,465              9,122               9,730              10,351
  12/31/00                 9,540              8,727               9,741              10,345
  01/31/01                 9,855              8,976              10,050              10,410
  02/28/01                 8,290              7,921               8,568              10,452
  03/31/01                 7,475              7,208               7,772              10,476
  04/30/01                 8,226              7,851               8,543              10,517
  05/31/01                 8,173              7,870               8,489              10,565
  06/30/01                 7,900              7,758               8,231              10,583
  07/31/01                 7,638              7,738               7,989              10,553
  08/31/01                 7,022              7,218               7,358              10,553
  09/30/01                 6,358              6,732               6,645              10,600
  10/31/01                 6,603              6,981               6,885              10,565
  11/30/01                 7,243              7,597               7,506              10,547
  12/31/01                 7,219              7,610               7,529              10,505
  01/31/02                 7,027              7,598               7,347              10,529
  02/28/02                 6,678              7,374               7,041              10,571
  03/31/02                 6,958              7,549               7,329              10,630
  04/30/02                 6,405              7,009               6,827              10,681

  As you compare performance, please note that the LB Growth Fund's performance reflects the maximum 4% sales charge.  The performances of the S&P 500/Barra Growth Index and the Lipper Median do not reflect any such charges.  If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  Consumer Price Index
  $10,681

  S&P 500/Barra Growth
  $7,009

  Lipper Median Large Cap Growth
  $6,827

  LB Growth Fund
  $6,405

  LB Growth Fund
  Annualized Total Returns*
----------------------------------------------
                                       Since
                                     Inception
  Class A shares          1-Year      10/31/99
  Net Asset Value        (22.14%)    (14.95%)
  Public Offering Price  (25.25%)    (16.33%)

  Class B Shares
  If Held (NAV)          (22.73%)    (15.57%)
  If Redeemed (CDSC)     (26.59%)    (16.59%)

  Institutional Shares
  Net Asset Value        (21.24%)    (14.15%)

    *See accompanying notes to
    Portfolio Management Reviews.

LB Fund

[PHOTO OMITTED: Frederick L. Plautz]

Frederick L. Plautz began serving as portfolio manager of Lutheran Brotherhood Fund in February 2002. He joined AAL/LB in 1995 and has served as a portfolio manager since 1995.

LB Fund
seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S. companies.

Fund Facts
Inception Date:              6/2/70
Shareholder
Accounts:                   144,707
Total Net Assets
(in millions):             $1,071.9

Weak corporate earnings and conflicting economic data curbed large-company stock gains during the six-month period ended April 30, 2002. For the period, the Lutheran Brotherhood Fund posted a 0.14% total return (based on Class A share NAV), while its Lipper, Inc., peer group of large-capitalization core funds returned 1.74%. The Fund's market benchmark, the S&P 500 Index, gained 2.31% during this time.

Financial Statements Scrutinized

Stocks rallied early in the period behind declining short-term interest rates and encouraging developments in the campaign against terrorism. Both growth and value stocks showed resilience in November and December, with semiconductors, basic materials and capital equipment shares posting the largest gains. During this time, we were able to shore up the Fund's relative performance by increasing our position in cyclical stocks, which delivered healthy returns.

Stocks sold off broadly in January, as investors renewed their focus on company fundamentals. Despite economic reports indicating strong consumer spending and fewer jobless claims, a stagnant corporate earnings environment kept market participants on the defensive. Investors also showed increasing concern about the integrity of corporate financial statements following the high-profile collapse of energy trader Enron Corp. Consequently, issuers with high short-term debt loads or balance sheet uncertainty came under heavy selling pressure. In January and February, the Fund was hurt by an underweighting in consumer staples issues and above-average exposure to the technology sector.

In March, the Fund's management changed hands as part of Lutheran Brotherhood's merger with Aid Association for Lutherans. We subsequently repositioned the Fund's holdings, while maintaining its traditional blend of growth and value stocks. Large-company stocks gained momentum in March, but retreated in April following the Federal Reserve's shift to a neutral bias. While the Fund's cable company holdings underperformed during this time, our decision to underweight telecommunications and technology shares proved beneficial to relative performance.

Outlook

After saturating the financial markets with liquidity in the third quarter of 2001, we expect the Federal Reserve to leave monetary policy unchanged over the summer months. With the Fed on the sidelines, large-company stock performance is likely to hinge on corporate earnings. While recent economic reports point to an upturn in the economy, few large companies have been rewarded with increased profits. Until earnings improve and investors become less anxious, we expect to see continued stock market volatility.

Regardless of market conditions, we intend to stay fully invested and tax-efficient in our trading. Using a blended investment approach, we will seek out reasonably valued growth stocks, as well as value stocks with attractive risk/reward characteristics. One of our primary stock selection techniques will involve tracking issuers' internal trading patterns. The decisions that key personnel make in trading their own stock can often speak volumes about a company's growth prospects. In addition, we will keep close watch over stock valuations and earnings estimates revisions. We believe the end result will be a diversified stock portfolio that generates competitive long-term returns for our shareholders.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                      Portfolio Composition
                                         (% of Portfolio)

                                       Common Stocks - 97.8%
                                       Short-Term Securities - 1.2%

                                                          % of
Top 10 Holdings                                         Portfolio
-----------------------------------------------------------------
Walgreen Co.                                                4.5%
American International Group, Inc.                          4.2%
Pfizer, Inc.                                                3.8%
General Electric Co.                                        3.3%
Cox Communications, Inc.,  Class A                          3.1%
Microsoft Corp.                                             2.8%
Exxon Mobil Corp.                                           2.7%
EOG Resources, Inc.                                         2.7%
Tiffany & Co.                                               2.6%
Wal-Mart Stores, Inc.                                       2.6%

These holdings represent 32.3% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

Top 10 Industries
---------------------------------------------------------------
Health Care - Drugs & Pharmaceuticals                     14.0%
Oil & Gas                                                 11.8%
Financial - Diversified                                    8.4%
Broadcasting                                               7.0%
Retail                                                     6.6%
Computers - Hardware                                       5.9%
Insurance                                                  5.4%
Services                                                   4.6%
Health Care Management                                     3.9%
Computers - Software & Services                            3.7%

These holdings represent 71.3% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                                   Performance Through April 30, 2002
                                       LUTHERAN BROTHERHOOD FUND

                                                            Lipper Median
                          LBF              S & P 500    Large-Cap Core Funds        CPI Index
  Month End              Total               Total              Total                 Total
  Date                   Value               Value              Value                 Value
  --------------------------------------------------------------------------------------------
  04/30/92              10,000               10,000             10,000                10,000
  05/31/92              $9,687               10,034             10,062                10,014
  06/30/92               9,455                9,887              9,860                10,050
  07/31/92               9,743               10,304             10,189                10,072
  08/31/92               9,565               10,082              9,996                10,100
  09/30/92               9,699               10,200             10,115                10,129
  10/31/92               9,889               10,247             10,179                10,165
  11/30/92              10,310               10,581             10,555                10,179
  12/31/92              10,393               10,714             10,714                10,172
  01/31/93              10,593               10,813             10,835                10,222
  02/28/93              10,627               10,948             10,915                10,258
  03/31/93              10,934               11,180             11,197                10,294
  04/30/93              10,750               10,923             10,992                10,323
  05/31/93              11,018               11,197             11,249                10,337
  06/30/93              11,054               11,233             11,284                10,351
  07/31/93              10,958               11,200             11,274                10,351
  08/31/93              11,282               11,614             11,687                10,380
  09/30/93              11,263               11,524             11,680                10,401
  10/31/93              11,378               11,775             11,846                10,444
  11/30/93              11,082               11,650             11,684                10,452
  12/31/93              11,296               11,796             11,939                10,452
  01/31/94              11,698               12,205             12,312                10,480
  02/28/94              11,379               11,862             12,072                10,516
  03/31/94              10,826               11,347             11,566                10,552
  04/30/94              10,851               11,503             11,675                10,566
  05/31/94              10,973               11,672             11,787                10,573
  06/30/94              10,672               11,386             11,518                10,609
  07/31/94              10,993               11,772             11,835                10,638
  08/31/94              11,390               12,246             12,287                10,681
  09/30/94              11,198               11,945             12,014                10,710
  10/31/94              11,365               12,223             12,144                10,717
  11/30/94              10,902               11,770             11,697                10,731
  12/31/94              10,910               11,943             11,821                10,731
  01/31/95              11,175               12,262             11,990                10,774
  02/28/95              11,491               12,730             12,439                10,817
  03/31/95              11,697               13,111             12,759                10,853
  04/30/95              12,040               13,503             13,072                10,889
  05/31/95              12,435               14,022             13,494                10,910
  06/30/95              12,843               14,349             13,777                10,932
  07/31/95              13,414               14,836             14,229                10,932
  08/31/95              13,265               14,865             14,310                10,961
  09/30/95              13,765               15,491             14,752                10,982
  10/31/95              13,791               15,446             14,589                11,018
  11/30/95              14,429               16,112             15,231                11,011
  12/31/95              14,406               16,423             15,497                11,004
  01/31/96              14,811               16,993             15,919                11,068
  02/28/96              14,993               17,139             16,130                11,104
  03/31/96              15,069               17,307             16,337                11,161
  04/30/96              15,363               17,570             16,575                11,204
  05/31/96              15,629               18,004             16,887                11,226
  06/30/96              15,538               18,074             16,863                11,233
  07/31/96              14,788               17,283             16,142                11,254
  08/31/96              15,188               17,642             16,582                11,276
  09/30/96              15,980               18,632             17,345                11,312
  10/31/96              16,219               19,157             17,695                11,348
  11/30/96              17,401               20,598             18,879                11,369
  12/31/96              16,887               20,190             18,645                11,369
  01/31/97              17,950               21,464             19,438                11,405
  02/28/97              17,919               21,621             19,552                11,441
  03/31/97              17,220               20,730             18,844                11,470
  04/30/97              18,269               21,976             19,542                11,484
  05/31/97              19,182               23,296             20,740                11,477
  06/30/97              19,996               24,342             21,546                11,491
  07/31/97              21,474               26,280             23,165                11,505
  08/31/97              20,270               24,803             22,305                11,527
  09/30/97              21,223               26,170             23,432                11,556
  10/31/97              20,597               25,306             22,597                11,584
  11/30/97              21,292               26,468             23,239                11,577
  12/31/97              21,599               26,923             23,634                11,563
  01/31/98              21,828               27,233             23,696                11,584
  02/28/98              23,359               29,185             25,333                11,606
  03/31/98              24,658               30,682             26,481                11,627
  04/30/98              24,903               30,995             26,679                11,649
  05/31/98              24,243               30,444             26,146                11,670
  06/30/98              25,162               31,683             26,556                11,685
  07/31/98              24,628               31,353             25,916                11,699
  08/31/98              20,543               26,816             22,075                11,713
  09/30/98              21,733               28,527             23,281                11,728
  10/31/98              23,701               30,864             25,017                11,756
  11/30/98              25,040               32,728             26,321                11,756
  12/31/98              26,633               34,616             27,460                11,749
  01/31/99              27,975               36,063             28,457                11,778
  02/28/99              27,385               34,942             27,504                11,792
  03/31/99              28,817               36,339             28,632                11,828
  04/30/99              29,417               37,756             29,476                11,914
  05/31/99              28,369               36,865             28,751                11,914
  06/30/99              30,174               38,911             30,422                11,914
  07/31/99              29,040               37,697             29,555                11,950
  08/31/99              28,811               37,509             29,321                11,979
  09/30/99              27,966               36,481             28,609                12,036
  10/31/99              29,768               38,790             30,351                12,057
  11/30/99              30,598               39,582             31,085                12,065
  12/31/99              32,091               41,913             33,184                12,065
  01/31/00              30,711               39,809             31,644                12,093
  02/28/00              30,601               39,057             31,476                12,165
  03/31/00              33,232               42,876             34,325                12,265
  04/30/00              32,128               41,586             33,230                12,272
  05/31/00              31,111               40,733             32,333                12,280
  06/30/00              32,288               41,739             33,335                12,351
  07/31/00              31,912               41,088             32,838                12,373
  08/31/00              33,912               43,640             35,012                12,387
  09/30/00              31,995               41,336             33,090                12,452
  10/31/00              31,277               41,162             32,590                12,473
  11/30/00              28,669               37,919             29,814                12,480
  12/31/00              28,986               38,104             30,022                12,473
  01/31/01              29,595               39,457             30,782                12,552
  02/28/01              26,470               35,859             27,898                12,602
  03/31/01              24,494               33,585             26,051                12,631
  04/30/01              26,401               36,195             28,051                12,681
  05/31/01              26,504               36,437             28,186                12,738
  06/30/01              25,539               35,552             27,434                12,760
  07/31/01              25,137               35,203             27,036                12,724
  08/31/01              23,471               33,000             25,381                12,724
  09/30/01              21,668               30,337             23,361                12,781
  10/31/01              22,185               30,916             23,830                12,738
  11/30/01              23,873               33,287             25,565                12,717
  12/31/01              23,942               33,580             25,790                12,667
  01/31/02              23,402               33,090             25,344                12,695
  02/28/02              22,734               32,451             24,822                12,746
  03/31/02              23,574               33,671             25,721                12,817
  04/30/02              22,217               31,631             24,239                12,879

  As you compare performance, please note that the LB Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500 Index and the
  Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  Standard & Poor's 500 Stock Index
  $31,631

  Lipper Median Large-Cap Core Funds
  $24,239

  LB Fund
  $22,217

  Consumer Price Index
  $12,879

  LB Fund
  Annualized Total Returns*
----------------------------------------------------
  Class A shares         1-Year   5-Year  10-Year
  Net Asset Value        (15.85%)  3.99%    8.75%
  Public Offering Price  (19.22%)  3.14%    8.31%

                                   Since
                                 Inception
  Class B Shares          1-Year  10/31/97
  If Held (NAV)          (16.41%)  0.96%
  If Redeemed (CDSC)     (20.59%)  0.75%

  Institutional Shares
  Net Asset Value        (15.48%)  2.00%

    *See accompanying notes to
    Portfolio Management Reviews.

LB Value Fund

[PHOTO OMITTED: LEWIS A. BOHANNON]

Lewis A. Bohannon began serving as portfolio manager of Lutheran Brotherhood Value Fund in February 2002. He joined AAL/LB in 1995 and has served as a portfolio manager since 1995.

LB Value Fund
seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

Fund Facts
Inception Date:             10/31/99
Shareholder
Accounts:                    11,060
Total Net Assets
(in millions):                $39.4

Value stocks generated healthy returns during the six months ended April 30, 2002, bolstered by economic firming and favorable market conditions. During this time, the Fund posted a 6.69% total return (based on Class A share NAV), outperforming its Lipper, Inc., peer group of large-capitalization value stock funds, which averaged a 5.59% total return. For the period, the Fund's market benchmark, the S&P 500/Barra Value Index, returned 3.91%.

Stock Selection Key

Stocks rallied in the aftermath of September 11, as investors cheered encouraging economic reports and progress in the war on terrorism. With market participants willing to assume greater risk, growth stocks generally outpaced value issues during this time-a trend which continued through the latter part of February.

Investor sentiment deteriorated in January, as fallout from Enron Corp.'s bankruptcy cast a pall over the equity markets. Upon learning of the troubled energy trader's accounting practices, investors began questioning the integrity of other large companies' balance sheets. While most of the concern centered on fast-growing firms with aggressive acquisition histories, selling pressure extended to growth and value stocks alike. Particularly hard hit were telecommunications services and energy marketing companies.

In March, value stocks regained market leadership. During the month, the Fund's health care, industrial and energy holdings performed particularly well, providing a boost to relative performance. Also in March, the Fund assumed new portfolio management in conjunction with Lutheran Brotherhood's merger with Aid Association for Lutherans. As part of this changeover, we made modest structural adjustments to the Fund, increasing its value orientation through acquisitions in the energy, industrial manufacturing and the health care sectors. In April, the Fund outperformed its peer group by a wide margin, despite renewed market volatility. This was accomplished through strong stock selection in health care, financials, energy and financial sectors.

Outlook

Much of the volatility in recent months has stemmed from investors overreacting to economic cues by pushing momentum too strongly in one direction. Even now, market participants may be overestimating prospects for a strong second half rebound in the U.S. economy. While we believe the economy is poised for further growth, we anticipate a slow and measured recovery. In the months to come, we will structure the Fund accordingly, placing increased emphasis on cyclical growth companies and companies with strong international operations.

As value investors, we will tend to focus on slower-growing, mature companies with established track records, reasonable valuations and higher dividend payout ratios. While we may occasionally overweight particular industries or economic sectors, we will avoid basing our decisions on prevailing market trends. Instead, we will assume a bottom-up investment approach, paying close attention to company fundamentals and seeking out companies which offer long-term value to our shareholders.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                             Portfolio Composition
                                                (% of Portfolio)

                                              Common Stocks - 95.2%
                                              Short-Term Securities - 4.8%

                                                          % of
Top 10 Holdings                                         Portfolio
----------------------------------------------------------------
Conoco, Inc.                                              2.5%
ChevronTexaco Corp.                                       2.3%
Baxter International, Inc.                                2.3%
First Data Corp.                                          2.2%
Federal National Mortgage Association                     2.2%
Federal Home Loan Mortgage Corp.                          2.1%
BJ Services Co.                                           2.0%
Citigroup, Inc.                                           2.0%
Wells Fargo & Co.                                         1.9%
Honeywell International, Inc.                             1.8%

These holdings represent 21.3% of the total investment portfolio.

[GRAPHIC OMITTED:  TOP 10 INDUSTRIES]

  Top 10 Industries
  -------------------------------------------------------------
  Oil & Gas                                               11.1%
  Banks                                                    9.5%
  Financial - Diversified                                  7.4%
  Utilities                                                6.1%
  Telephone & Telecommunications                           5.6%
  Retail                                                   5.6%
  Health Care - Drugs & Pharmaceuticals                    5.0%
  Health Care Management                                   4.3%
  Insurance                                                4.2%
  Real Estate                                              3.8%

  These holdings represent 62.6% of the total investment portfolio.

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                               Performance Through April 30, 2002
                                 LUTHERAN BROTHERHOOD VALUE FUND

                                                             Lipper Median
                                           S & P Barra      Large-Cap Value
                       LB Value               Value              Funds               CPI Index
  Month End             Total                 Total              Total                 Total
  Date                  Value                 Value              Value                 Value
  ---------------------------------------------------------------------------------------------
  10/31/99             10,000               $10,000              10,000                10,000
  11/30/99              9,662                 9,941              10,062                10,006
  12/31/99             10,013                10,315              10,376                10,006
  01/31/00              9,662                 9,987               9,959                10,030
  02/28/00              9,364                 9,363               9,571                10,089
  03/31/00             10,298                10,339              10,497                10,172
  04/30/00             10,166                10,270              10,388                10,178
  05/31/00             10,060                10,302              10,358                10,184
  06/30/00             10,033                 9,895              10,279                10,244
  07/31/00             10,013                10,093              10,215                10,262
  08/31/00             10,636                10,770              10,844                10,273
  09/30/00             10,325                10,768              10,582                10,327
  10/31/00             10,444                10,969              10,755                10,345
  11/30/00              9,894                10,407              10,183                10,351
  12/31/00             10,206                10,942              10,571                10,345
  01/31/01             10,259                11,407              10,759                10,410
  02/28/01              9,688                10,651              10,214                10,452
  03/31/01              9,229                10,230               9,538                10,476
  04/30/01              9,774                10,924              10,271                10,517
  05/31/01              9,900                11,039              10,431                10,565
  06/30/01              9,608                10,681              10,111                10,583
  07/31/01              9,608                10,496              10,065                10,553
  08/31/01              9,176                 9,890               9,601                10,553
  09/30/01              8,499                 8,951               8,857                10,600
  10/31/01              8,579                 8,951               8,919                10,565
  11/30/01              9,097                 9,519               9,470                10,547
  12/31/01              9,233                 9,665               9,621                10,505
  01/31/02              9,066                 9,400               9,472                10,529
  02/28/02              9,006                 9,316               9,424                10,571
  03/31/02              9,446                 9,794               9,830                10,630
  04/30/02              9,153                 9,303               9,416                10,681

  As you compare performance, please note that the LB Value Fund's performance reflects the maximum 4% sales charge.  The performances of the S&P 500/Barra Value Index and the Lipper Median do not reflect any such charges.  If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  Consumer Price Index
  $10,681

  Lipper Median Large Cap Value Funds
  $9,416

  S&P 500/Barra Value
  $9,303

  LB Value Fund
  $9,153

  LB Value Fund
  Annualized Total Returns*
---------------------------------------------------------
                                         Since
                                       Inception
  Class A shares          1-Year        10/31/99
  Net Asset Value         (6.35%)       (1.90%)
  Public Offering Price  (10.08%)       (3.48%)

  Class B Shares
  If Held (NAV)           (6.99%)       (2.62%)
  If Redeemed (CDSC)     (11.64%)       (3.80%)

  Institutional Shares
  Net Asset Value         (5.65%)       (1.19%)

    *See accompanying notes to Portfolio Management Reviews.

LB High Yield Fund

[PHOTOS OMITTED: PAUL J. OCENASEK AND MARK L. SIMENSTAD]

Paul J. Ocenasek and Mark L. Simenstad are the portfolio co-managers of Lutheran Brotherhood High Yield Fund. Mr. Ocenasek joined AAL/LB in 1987 and has served as a portfolio manager since 1997. Mr. Simenstad has been a portfolio manager with AAL/LB since 1999.

LB High Yield Fund
seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

Fund Facts
Inception Date:              4/3/87
Shareholder
Accounts:                    68,597
Total Net Assets
(in millions):               $671.2

High-yield bonds showed renewed strength during the six months ended April 30, 2002, despite continued turmoil within the telecommunications industry. The Lutheran Brotherhood High Yield Fund finished the reporting period with a 4.28% total return (based on Class A share NAV), while its Lipper, Inc., peer group of similar high-yield funds averaged a total return of 5.13%. The Fund's market benchmark, the Lehman Brothers High Yield Index, returned 6.64% over this time.

Investor Selectivity Increases

High-yield bonds benefited from positive technical factors during the reporting period, with investors funneling more than $8 billion into the high-yield market, including $1.9 billion in January. With fund managers actively deploying cash reserves, high-yield bond prices edged steadily upward, particularly in defensive industries such as food and beverage, transportation and healthcare. As we expected, the high-yield market advanced ahead of corporate defaults, which peaked in February before trending downward.

While most segments of the high-yield market flourished, investor selectivity increased measurably during the period. Following the collapse of the energy-trading giant Enron, investors began scrutinizing the financial statements of highly leveraged companies for potential risks. Firms with stretched balance sheets and high levels of short-term debt saw share prices tumble. Large telecommunications firms like WorldCom and Qwest sustained the heaviest losses. Similarly, credits issued by smaller wireless providers and independent energy companies also came under selling pressure.

Despite our success in reducing the Fund's risk profile, an overweighting in telecommunications issues contributed negatively to relative performance during the period.

Several credits issued by independent power producers also performed poorly. We were able to partially offset these losses, however, through strong bond selection in the health care, transportation, consumer products and food industries.

Outlook

While high-yield bonds have demonstrated clear signs of recovery, we believe the high-yield market will remain bifurcated over the coming months. As such, we anticipate robust demand for well-run companies with strong working capital and stable cash flows. Conversely, firms with even slight tinges of balance sheet uncertainty are likely to see sharply reduced values and trading liquidity. In this selective environment, investment performance will likely hinge more on company-specific developments than on larger-scale industry trends.

As we have over the past six months, we will continue to position the Fund somewhat more aggressively than our peers. Already, we have trimmed the Fund's exposure to defensive industries that have performed well in 2001, such as health care, food and beverage, and have redeployed the proceeds into industries that we believe offer better relative value, such as airlines and utilities. On balance, the prospects for high-yield bonds have brightened considerably over the past six months. With yield spreads still high on a historical basis, we believe high-yield bonds continue to deserve consideration as part of a diversified investment portfolio.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                           Portfolio Composition
                                              (% of Portfolio)

                                         Corporate Bonds - 88.5%
                                         Non-Convertible Preferred Stocks - 6.3%
                                         Short-Term Securities - 4.2%
                                         Common Stocks & Stock Warrants - 0.7%
                                         Convertible Preferred Stocks - 0.3%

                                                          % of
  Top 10 Holdings by Issuer                             Portfolio
  ---------------------------------------------------------------
  Allied Waste North America, Inc.                        1.9%
  Morgan Stanley & Co., Inc.                              1.5%
  Calpine Corp.                                           1.5%
  Dobson Communications Corp.                             1.3%
  Nextel Communications, Inc.                             1.2%
  CSC Holdings, Inc.                                      1.2%
  Echostar DBS Corp.                                      1.2%
  Concentra Operating Corp.                               1.1%
  Paxson Communications Corp.                             1.1%
  Edison Mission Energy                                   1.1%

  These holdings represent 13.1% of the Fund's total investment portfolio.

[GRAPHIC OMITTED:  MOODY'S BOND QUALITY RATING DISTRITION]

                                                       % of
  Moody's Bond Quality Rating Distribution            Portfolio
  -------------------------------------------------------------
  Aaa                                                    0.0%
  Aa                                                     0.1%
  A                                                      0.0%
  Baa                                                    8.0%
  Ba                                                    24.1%
  B                                                     53.8%
  Caa                                                   10.0%
  Ca                                                     2.6%
  C                                                      0.0%
  D                                                      0.2%
  NR                                                     1.2%

  TOTAL:   100.0%

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                                     Performance Through April 30, 2002
                                    LUTHERAN BROTHERHOOD HIGH YIELD FUND

                                                Lehman High          Lipper Median
                          LBHYLD                Yield Index          High Current             CPI Index
  Month End                Total                   Total                 Total                  Total
  Date                     Value                   Value                 Value                  Value
  ----------------------------------------------------------------------------------------------------
  04/30/92                10,000                  10,000                10,000                 10,000
  05/31/92                 9,752                  10,141                10,146                 10,014
  06/30/92                 9,808                  10,236                10,248                 10,050
  07/31/92                 9,978                  10,391                10,432                 10,072
  08/31/92                10,114                  10,527                10,564                 10,100
  09/30/92                10,218                  10,634                10,673                 10,129
  10/31/92                10,033                  10,484                10,495                 10,165
  11/30/92                10,207                  10,617                10,650                 10,179
  12/31/92                10,442                  10,738                10,792                 10,172
  01/31/93                10,871                  11,050                11,085                 10,222
  02/28/93                11,002                  11,245                11,299                 10,258
  03/31/93                11,214                  11,390                11,523                 10,294
  04/30/93                11,259                  11,489                11,614                 10,323
  05/31/93                11,450                  11,625                11,798                 10,337
  06/30/93                11,803                  11,870                12,071                 10,351
  07/31/93                11,897                  11,985                12,191                 10,351
  08/31/93                11,992                  12,085                12,281                 10,380
  09/30/93                11,987                  12,117                12,319                 10,401
  10/31/93                12,362                  12,361                12,595                 10,444
  11/30/93                12,409                  12,421                12,676                 10,452
  12/31/93                12,621                  12,575                12,863                 10,452
  01/31/94                12,992                  12,848                13,170                 10,480
  02/28/94                12,948                  12,814                13,144                 10,516
  03/31/94                12,468                  12,330                12,721                 10,552
  04/30/94                12,277                  12,246                12,537                 10,566
  05/31/94                12,325                  12,252                12,566                 10,573
  06/30/94                12,332                  12,290                12,548                 10,609
  07/31/94                12,233                  12,395                12,525                 10,638
  08/31/94                12,322                  12,483                12,533                 10,681
  09/30/94                12,265                  12,484                12,533                 10,710
  10/31/94                12,304                  12,514                12,520                 10,717
  11/30/94                12,008                  12,356                12,353                 10,731
  12/31/94                11,953                  12,448                12,367                 10,731
  01/31/95                12,007                  12,617                12,468                 10,774
  02/28/95                12,465                  13,050                12,807                 10,817
  03/31/95                12,593                  13,191                12,923                 10,853
  04/30/95                12,897                  13,526                13,239                 10,889
  05/31/95                13,159                  13,904                13,533                 10,910
  06/30/95                13,230                  13,998                13,574                 10,932
  07/31/95                13,646                  14,174                13,813                 10,932
  08/31/95                13,704                  14,218                13,851                 10,961
  09/30/95                13,822                  14,393                14,016                 10,982
  10/31/95                13,895                  14,482                14,128                 11,018
  11/30/95                14,062                  14,609                14,222                 11,011
  12/31/95                14,270                  14,839                14,438                 11,004
  01/31/96                14,612                  15,100                14,739                 11,068
  02/28/96                14,987                  15,112                14,864                 11,104
  03/31/96                14,841                  15,101                14,809                 11,161
  04/30/96                14,918                  15,135                14,926                 11,204
  05/31/96                15,060                  15,225                15,042                 11,226
  06/30/96                14,943                  15,352                15,062                 11,233
  07/31/96                14,826                  15,422                15,143                 11,254
  08/31/96                15,071                  15,589                15,384                 11,276
  09/30/96                15,566                  15,965                15,787                 11,312
  10/31/96                15,513                  16,088                15,872                 11,348
  11/30/96                15,662                  16,405                16,166                 11,369
  12/31/96                15,834                  16,523                16,358                 11,369
  01/31/97                16,022                  16,685                16,522                 11,405
  02/28/97                16,228                  16,960                16,818                 11,441
  03/31/97                15,718                  16,707                16,483                 11,470
  04/30/97                15,716                  16,883                16,617                 11,484
  05/31/97                16,319                  17,244                17,044                 11,477
  06/30/97                16,764                  17,484                17,320                 11,491
  07/31/97                17,340                  17,964                17,770                 11,505
  08/31/97                17,393                  17,923                17,806                 11,527
  09/30/97                17,922                  18,278                18,222                 11,556
  10/31/97                17,752                  18,294                18,151                 11,584
  11/30/97                17,787                  18,470                18,296                 11,577
  12/31/97                17,968                  18,633                18,501                 11,563
  01/31/98                18,333                  18,968                18,857                 11,584
  02/28/98                18,585                  19,080                18,998                 11,606
  03/31/98                18,819                  19,259                19,239                 11,627
  04/30/98                18,720                  19,334                19,293                 11,649
  05/31/98                18,660                  19,402                19,297                 11,670
  06/30/98                18,741                  19,472                19,314                 11,685
  07/31/98                18,840                  19,583                19,450                 11,699
  08/31/98                17,359                  18,502                18,133                 11,713
  09/30/98                17,114                  18,585                18,011                 11,728
  10/31/98                16,766                  18,204                17,621                 11,756
  11/30/98                17,576                  18,960                18,597                 11,756
  12/31/98                17,619                  18,980                18,530                 11,749
  01/31/99                17,894                  19,261                18,808                 11,778
  02/28/99                17,830                  19,148                18,744                 11,792
  03/31/99                18,024                  19,330                19,016                 11,828
  04/30/99                18,601                  19,705                19,424                 11,914
  05/31/99                18,263                  19,439                19,065                 11,914
  06/30/99                18,388                  19,398                19,052                 11,914
  07/31/99                18,488                  19,475                19,069                 11,950
  08/31/99                18,233                  19,259                18,884                 11,979
  09/30/99                18,133                  19,121                18,774                 12,036
  10/31/99                18,056                  18,994                18,731                 12,057
  11/30/99                18,459                  19,218                19,046                 12,065
  12/31/99                18,861                  19,434                19,271                 12,065
  01/31/00                18,898                  19,350                19,155                 12,093
  02/28/00                19,266                  19,387                19,276                 12,165
  03/31/00                18,898                  18,980                18,965                 12,265
  04/30/00                18,602                  19,010                18,948                 12,272
  05/31/00                18,230                  18,814                18,647                 12,280
  06/30/00                18,537                  19,198                18,992                 12,351
  07/31/00                18,403                  19,344                19,062                 12,373
  08/31/00                18,345                  19,476                19,178                 12,387
  09/30/00                17,958                  19,306                18,914                 12,452
  10/31/00                17,114                  18,688                18,310                 12,473
  11/30/00                15,596                  17,948                17,388                 12,480
  12/31/00                15,786                  18,295                17,761                 12,473
  01/31/01                17,061                  19,665                18,921                 12,552
  02/28/01                17,077                  19,927                19,027                 12,602
  03/31/01                16,317                  19,456                18,534                 12,631
  04/30/01                15,954                  19,215                18,377                 12,681
  05/31/01                16,132                  19,561                18,588                 12,738
  06/30/01                15,565                  19,013                18,159                 12,760
  07/31/01                15,608                  19,293                18,315                 12,724
  08/31/01                15,763                  19,520                18,463                 12,724
  09/30/01                14,695                  18,209                17,236                 12,781
  10/31/01                15,148                  18,658                17,680                 12,738
  11/30/01                15,548                  19,339                18,258                 12,717
  12/31/01                15,512                  19,260                18,198                 12,667
  01/31/02                15,711                  19,395                18,273                 12,695
  02/28/02                15,361                  19,123                18,035                 12,746
  03/31/02                15,668                  19,584                18,383                 12,817
  04/30/02                15,797                  19,898                18,584                 12,879

  As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman High Yield Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  Lehman High Yield Index
  $19,898

  Lipper Median High Current Income
  $18,584

  LB High Yield Fund
  $15,797

  Consumer Price Index
  $12,879

  LB High Yield Fund
  Annualized Total Returns*
 -----------------------------------------------

  Class A shares         1-Year   5-Year  10-Year
  Net Asset Value        (0.99%)  0.10%    5.10%
  Public Offering Price  (4.90%) (0.71%)   4.68%

                               Since
                              Inception
  Class B Shares       1-Year 10/31/97
  If Held (NAV)        (1.72%) (3.24%)
  If Redeemed (CDSC)   (6.64%) (3.46%)

  Institutional Shares
  Net Asset Value      (0.84%) (2.29%)

    *See accompanying notes to Portfolio Management Reviews.

LB Income Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE AND ALAN D. ONSTAD]

Michael G. Landreville and Alan D. Onstad are the portfolio co-managers of Lutheran Brotherhood Income Fund. Mr. Landreville joined AAL/LB in 1983 and has served as a portfolio manager since 1998. Mr. Onstad joined AAL/LB in 1973 and has served as a portfolio manager since 1995.

LB Income Fund
seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.

Fund Facts
Inception Date:               6/1/72
Shareholder
Accounts:                     54,401
Total Net Assets
(in millions):                $710.0

Investment-grade bonds delivered flat performance during the six-month period ended April 30, 2002, reflecting fluctuating yields and conflicting economic data. During this time, the Lutheran Brotherhood Income Fund generated a (0.63%) total return (based on Class A share NAV), outpacing its Lipper, Inc., peer group of corporate debt A-rated funds, which averaged a (0.89%) total return. The Fund's market benchmark, the Lehman Brothers Aggregate Bond Index, posted a (0.01%) total return for the period.

Market Sentiment Shifts

After falling throughout much of 2001, bond yields began to climb late in the year, fueled by positive developments in the war on terrorism and perceptions that the U.S. economy had bottomed.While most corporate bonds performed admirably, some firms saw bond prices fall as a result of Enron's well-chronicled fall from grace. Market sentiment reversed course in January and February, as investors reacted to lackluster economic reports by driving up bond prices. This seesaw pattern continued over the ensuing months, with bond prices falling in March behind rising interest rates, only to rebound in April amid renewed economic uncertainty.

Mortgage- and asset-backed bonds were the best performers during the period, while the market for corporate issues grew increasingly bifurcated. Market participants demanded less of a premium for bonds issued by "untainted" corporations, creating a general rise in corporate bond prices. At the same time, however, investors grew increasingly selective, shunning large telecommunications providers, rapidly growing conglomerates and firms with industry ties to Enron.

Throughout the period, we bolstered relative performance by overweighting corporates, while trimming our exposure to large telecommunications providers and energy trading concerns. As investors became more selective, we were able to mitigate volatility by keeping the Fund's assets invested across a broad range of economic sectors, while avoiding the temptation to trade on investor sentiment.

Outlook

While the U.S. economy remains fragile, we anticipate a modest pick-up in economic growth rates later in the year. Until then, we expect the Federal Reserve to leave monetary policy unchanged, which should have a stabilizing effect on bond yields. Once interest rates do begin to climb, investment-grade bond performance could slacken. Nonetheless, any number of events could trigger a renewed flight to quality, including political spillover from the Middle East or an increase in stock market volatility. Either one of these scenarios would likely increase demand for high-quality bonds.

While we do not anticipate making any major changes to the Fund's structure, we may selectively take profits in mortgage- and asset-backed holdings, which have seen their values increase as pre-payment risks have declined. If we detect a sustained upward trend in interest rates, we may also shorten the Fund's duration somewhat. Regardless of market conditions, we believe high-quality bonds will continue to benefit investors seeking a diversified investment mix.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                              Portfolio Composition
                                (% of Portfolio)

                           Corporate Bonds - 50.3%
                           Asset-Backed Securities - 13.0%
                           Short-Term Securities - 11.8%
                           Morgage-Backed Securities - 10.9%
                           U.S. Government - 7.9%
                           U.S. Government Agency - 5.2%
                           Foreign Government Bonds - 0.5%
                           Preferred Stocks - 0.4%

                                                                                          % of
  Top 10 Holdings                                                  Security             Portfolio
-------------------------------------------------------------------------------------------------
  Federal National Mortgage Association (May 2032)              Mortgage-Backed           5.2%
  Federal National Mortgage Association (May 2017)              Mortgage-Backed           3.9%
  U.S. Treasury Bonds (August 2029)                             U.S. Government           2.7%
  U.S. Treasury Bonds (April 2029)                              U.S. Government           2.3%
  Federal National Mortgage Association (April 2007)        U.S. Government Agency        2.1%
  Standard Credit Master Trust 1                                 Asset-Backed             1.8%
  Chase Credit Card Owner Trust                                  Asset-Backed             1.6%
  Federal National Mortgage Association (November 2003)     U.S. Government Agency        1.6%
  Federal National Mortgage Association (March 2005)        U.S. Government Agency        1.5%
  Discover Card Master Trust I                                   Asset-Backed             1.4%

                   These holdings represent 24.1% of the the total investment portfolio.

[GRAPHIC OMITTED:  MOODY'S BOND QUALITY RATING DISTRITION]

                                               % of
  Moody's Bond Quality Rating Distribution   Portfolio
  ----------------------------------------------------
  Aaa                                          45.3%
  Aa                                            7.6%
  A                                            19.3%
  Baa                                          23.4%
  Ba                                            2.9%
  B                                             1.5%
  Caa                                           0.0%
  Ca                                            0.0%
  C                                             0.0%
  D                                             0.0%
  NR                                            0.0%

  TOTAL:   100.0%

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                                     Performance Through April 30, 2002
                                      LUTHERAN BROTHERHOOD INCOME FUND

                                              Lehman Aggregate        Lipper Median
                             LBINC               Bond Index           Corp. Debt A             CPI Index
  Month End                  Total                  Total                 Total                  Total
  Date                       Value                  Value                 Value                  Value
  ------------------------------------------------------------------------------------------------------
  04/30/92                  10,000                 10,000                10,000                 10,000
  05/31/92                   9,785                 10,189                10,088                 10,014
  06/30/92                   9,944                 10,330                10,449                 10,050
  07/31/92                  10,182                 10,540                10,286                 10,072
  08/31/92                  10,274                 10,647                10,338                 10,100
  09/30/92                  10,412                 10,773                10,286                 10,129
  10/31/92                  10,243                 10,630                10,339                 10,165
  11/30/92                  10,245                 10,632                10,548                 10,179
  12/31/92                  10,412                 10,801                10,702                 10,172
  01/31/93                  10,625                 11,009                10,984                 10,222
  02/28/93                  10,850                 11,201                11,072                 10,258
  03/31/93                  10,887                 11,248                11,209                 10,294
  04/30/93                  10,961                 11,327                11,018                 10,323
  05/31/93                  10,963                 11,342                11,016                 10,337
  06/30/93                  11,169                 11,547                11,200                 10,351
  07/31/93                  11,268                 11,613                11,441                 10,351
  08/31/93                  11,489                 11,816                11,699                 10,380
  09/30/93                  11,527                 11,848                11,742                 10,401
  10/31/93                  11,578                 11,892                11,819                 10,444
  11/30/93                  11,421                 11,791                11,823                 10,452
  12/31/93                  11,466                 11,855                12,085                 10,452
  01/31/94                  11,615                 12,015                12,176                 10,480
  02/28/94                  11,353                 11,806                12,456                 10,516
  03/31/94                  11,012                 11,514                12,493                 10,552
  04/30/94                  10,915                 11,422                12,551                 10,566
  05/31/94                  10,884                 11,421                12,391                 10,573
  06/30/94                  10,813                 11,396                12,444                 10,609
  07/31/94                  11,045                 11,622                12,632                 10,638
  08/31/94                  11,040                 11,636                12,354                 10,681
  09/30/94                  10,835                 11,465                12,031                 10,710
  10/31/94                  10,790                 11,455                11,896                 10,717
  11/30/94                  10,798                 11,430                11,859                 10,731
  12/31/94                  10,909                 11,509                11,819                 10,731
  01/31/95                  11,123                 11,736                12,029                 10,774
  02/28/95                  11,366                 12,016                12,032                 10,817
  03/31/95                  11,443                 12,089                11,844                 10,853
  04/30/95                  11,618                 12,258                11,811                 10,889
  05/31/95                  12,116                 12,733                11,787                 10,910
  06/30/95                  12,208                 12,826                11,871                 10,932
  07/31/95                  12,118                 12,797                12,074                 10,932
  08/31/95                  12,283                 12,952                12,348                 10,961
  09/30/95                  12,392                 13,078                12,432                 10,982
  10/31/95                  12,573                 13,248                12,601                 11,018
  11/30/95                  12,770                 13,447                13,129                 11,011
  12/31/95                  12,962                 13,635                13,218                 11,004
  01/31/96                  13,030                 13,725                13,159                 11,068
  02/28/96                  12,729                 13,486                13,325                 11,104
  03/31/96                  12,590                 13,392                13,459                 11,161
  04/30/96                  12,509                 13,317                13,649                 11,204
  05/31/96                  12,487                 13,290                13,860                 11,226
  06/30/96                  12,648                 13,468                14,067                 11,233
  07/31/96                  12,672                 13,505                14,133                 11,254
  08/31/96                  12,605                 13,482                13,840                 11,276
  09/30/96                  12,844                 13,716                13,727                 11,312
  10/31/96                  13,146                 14,021                13,624                 11,348
  11/30/96                  13,403                 14,260                13,597                 11,369
  12/31/96                  13,249                 14,128                13,756                 11,369
  01/31/97                  13,290                 14,172                13,783                 11,405
  02/28/97                  13,330                 14,207                13,750                 11,441
  03/31/97                  13,134                 14,049                13,994                 11,470
  04/30/97                  13,303                 14,260                14,300                 11,484
  05/31/97                  13,425                 14,396                14,565                 11,477
  06/30/97                  13,624                 14,567                14,409                 11,491
  07/31/97                  14,019                 14,960                14,435                 11,505
  08/31/97                  13,863                 14,833                14,477                 11,527
  09/30/97                  14,082                 15,053                14,299                 11,556
  10/31/97                  14,204                 15,271                14,494                 11,584
  11/30/97                  14,260                 15,341                14,618                 11,577
  12/31/97                  14,356                 15,496                14,796                 11,563
  01/31/98                  14,564                 15,694                15,230                 11,584
  02/28/98                  14,571                 15,682                15,059                 11,606
  03/31/98                  14,645                 15,735                15,286                 11,627
  04/30/98                  14,719                 15,817                15,484                 11,649
  05/31/98                  14,846                 15,967                15,546                 11,670
  06/30/98                  14,990                 16,103                15,699                 11,685
  07/31/98                  14,996                 16,137                15,902                 11,699
  08/31/98                  15,072                 16,400                15,873                 11,713
  09/30/98                  15,497                 16,783                15,921                 11,728
  10/31/98                  15,400                 16,695                15,993                 11,756
  11/30/98                  15,583                 16,790                16,151                 11,756
  12/31/98                  15,635                 16,840                16,285                 11,749
  01/31/99                  15,777                 16,960                16,291                 11,778
  02/28/99                  15,420                 16,663                16,515                 11,792
  03/31/99                  15,509                 16,754                16,883                 11,828
  04/30/99                  15,545                 16,808                16,712                 11,914
  05/31/99                  15,309                 16,660                16,833                 11,914
  06/30/99                  15,238                 16,607                16,892                 11,914
  07/31/99                  15,182                 16,537                17,017                 11,950
  08/31/99                  15,145                 16,529                16,644                 11,979
  09/30/99                  15,293                 16,721                16,746                 12,036
  10/31/99                  15,294                 16,782                16,777                 12,057
  11/30/99                  15,312                 16,781                16,584                 12,065
  12/31/99                  15,247                 16,700                16,498                 12,065
  01/31/00                  15,190                 16,645                16,429                 12,093
  02/28/00                  15,379                 16,847                16,388                 12,165
  03/31/00                  15,570                 17,069                16,547                 12,265
  04/30/00                  15,474                 17,019                16,562                 12,272
  05/31/00                  15,398                 17,011                16,562                 12,280
  06/30/00                  15,785                 17,365                16,472                 12,351
  07/31/00                  15,921                 17,523                16,428                 12,373
  08/31/00                  16,136                 17,777                16,595                 12,387
  09/30/00                  16,175                 17,889                16,808                 12,452
  10/31/00                  16,214                 18,007                16,680                 12,473
  11/30/00                  16,433                 18,302                16,613                 12,480
  12/31/00                  16,805                 18,643                16,952                 12,473
  01/31/01                  17,168                 18,946                17,095                 12,552
  02/28/01                  17,330                 19,111                17,322                 12,602
  03/31/01                  17,371                 19,207                17,412                 12,631
  04/30/01                  17,248                 19,126                17,482                 12,681
  05/31/01                  17,330                 19,241                17,758                 12,738
  06/30/01                  17,371                 19,314                18,111                 12,760
  07/31/01                  17,744                 19,747                18,408                 12,724
  08/31/01                  17,910                 19,974                18,576                 12,724
  09/30/01                  17,994                 20,206                18,654                 12,781
  10/31/01                  18,362                 20,628                18,531                 12,738
  11/30/01                  18,142                 20,343                18,636                 12,717
  12/31/01                  17,983                 20,213                18,705                 12,667
  01/31/02                  18,079                 20,377                19,128                 12,695
  02/28/02                  18,191                 20,574                19,335                 12,746
  03/31/02                  17,983                 20,233                19,495                 12,817
  04/30/02                  18,246                 20,625                19,887                 12,879

  As you compare performance, please note that the LB Income Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Aggregate Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  Lehman Brothers Aggregate Bond Index
  $20,625

  Lipper Median Corp. Debt A
  $19,887

  LB Income Fund
  $18,246

  Consumer Price Index
  $12,879

  LB Income Fund
  Annualized Total Returns*
-----------------------------------------------
  Class A shares       1-Year   5-Year  10-Year
  Net Asset Value       5.78%   6.52%    6.63%
  Public Offering Price 1.56%   5.65%    6.19%

                               Since
                              Inception
  Class B Shares       1-Year 10/31/97
  If Held (NAV)         5.02%   4.94%
  If Redeemed (CDSC)    0.02%   4.75%

  Institutional Shares
  Net Asset Value       5.95%   5.98%

    *See accompanying notes to Portfolio Management Reviews.

LB Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard is the portfolio manager of Lutheran Brotherhood Municipal Bond Fund. She joined AAL/LB in 1988 and has served as a portfolio manager since 1994.

LB Municipal Bond Fund
seeks high current income that is exempt from federal income tax by investing in investment-grade municipal bonds.****

Fund Facts
Inception Date:              12/3/76
Shareholder
Accounts:                     19,673
Total Net Assets
(in millions):                $634.6

The municipal bond market experienced strong demand and brisk levels of new issuance during the six months ended April 30, 2002. During this time, the Lutheran Brotherhood Municipal Bond Fund delivered a 0.58% total return (based on Class A share NAV), outpacing its Lipper, Inc., peer group of similar municipal funds, which averaged a 0.39% total return. The Fund's market benchmark, the Lehman Brothers Municipal Bond Index, returned 1.08% over this same period.

New Issuance Robust

Against a backdrop of low interest rates, municipal bond issuance surged during the early months of the reporting period, culminating with a record-setting number of new deals in January of 2002. During this time, issuers seized the opportunity to refund older debt or finance new projects at attractive interest rates. Pent-up supply since September also helped fuel bond issuance. Most new deals met with heavy demand, leading to a rally in municipal bond prices in January and February.

March ushered in a rapid shift in market sentiment, as investors reacted to surprisingly strong economic data. Subsequently, short-term yields increased, flattening the yield curve and putting pressure on municipal bond prices. In March, the Fund was hurt by an overweighting in zero-coupon bonds, which performed poorly as yield spreads widened relative to those of coupon bonds. However, our decision to shorten the Fund's duration helped contain the resulting downward price movement. During this time, we also took profits on New York-based holdings, using the proceeds to invest in newly-issued California-based general obligation bonds, which were trading at attractive valuations.

In April, municipals rebounded in response to weakening economic indicators, healthy demand from retail investors and declining bond yields. The Fund's lack of tobacco holdings aided relative performance in April, as the anticipated supply of bonds backed by state tobacco settlements continued to rise.

Outlook

With many states now facing revenue shortfalls, we expect municipal bond issuance to remain strong over the coming year, with states and local governments tapping the debt markets to fund new projects. Demand for new deals should keep pace with supply, particularly if the equity markets remain volatile. We are looking for moderate growth in the U.S. economy in 2002, and expect yield levels to eventually rise as economic indicators strengthen. For this reason, we anticipate keeping the Fund's weighted average maturity shorter than that of its peers, which should help stem volatility.

Going forward, we will continue to seek out municipal credits with desirable structural components and attractive risk/reward characteristics. As always, we will manage the Fund in the most tax-efficient manner possible, with an eye toward minimizing capital gains taxes where possible. By maintaining an emphasis on geographic diversification, we have structured the Fund to withstand fluctuations in investor sentiment. Over the long-term, we believe this careful construction will help the Fund flourish through a wide range of market conditions.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                  Portfolio Composition
                                    (% of Portfolio)

                            Escrowed/Pre-refunded - 19.0%
                            General Obligation - 17.6%
                            Health Care - 16.7%
                            Electric Revenue - 10.4%
                            Water & Sewer - 9.1%
                            Education Revenue - 6.4%
                            Special Tax Revenue - 6.0%
                            Lease Revenue - 4.6%
                            Airport Revenue - 3.2%
                            Surface Transportation - 3.1%
                            Pollution Control - Electric - 2.0%
                            Housing Finance - 1.1%
                            Miscellaneous Municipals - 0.8%

                                                          % of
Top 10 States                                          Portfolio
----------------------------------------------------------------
Texas                                                     9.2%
California                                                8.8%
Colorado                                                  6.9%
Michigan                                                  5.1%
Washington                                                5.1%
Minnesota                                                 4.9%
Illinois                                                  4.8%
Ohio                                                      4.7%
Georgia                                                   4.2%
New York                                                  2.9%

These holdings represent 56.6% of the total investment portfolio.

[GRAPHIC OMITTED:  MOODY'S BOND QUALITY RATING DISTRITION]

                                                 % of
  Moody's Bond Quality Rating Distribution      Portfolio
  -------------------------------------------------------
  Aaa                                             66.9%
  Aa                                              13.6%
  A                                               12.1%
  Baa                                              7.0%
  Ba                                               0.0%
  B                                                0.1%
  Caa                                              0.0%
  Ca                                               0.0%
  C                                                0.0%
  D                                                0.0%
  NR                                               0.3%

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                                 Performance Through April 30, 2002
                               LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND

                                                                Lipper Median
                                          Lehman Muni.         Gen. Municipal
                        LBMBF              Bond Index            Debt Funds           CPI Index
  Month End             Total                 Total                 Total               Total
  Date                  Value                 Value                 Value               Value
  ----------------------------------------------------------------------------------------------
  04/30/92             10,000                10,000                10,000              10,000
  05/31/92              9,728                10,118                10,140              10,014
  06/30/92              9,895                10,288                10,325              10,050
  07/31/92             10,238                10,597                10,690              10,072
  08/31/92             10,055                10,493                10,519              10,100
  09/30/92             10,084                10,561                10,561              10,129
  10/31/92              9,970                10,457                10,371              10,165
  11/30/92             10,201                10,645                10,635              10,179
  12/31/92             10,353                10,753                10,766              10,172
  01/31/93             10,454                10,878                10,888              10,222
  02/28/93             10,838                11,272                11,315              10,258
  03/31/93             10,766                11,152                11,182              10,294
  04/30/93             10,868                11,265                11,303              10,323
  05/31/93             10,920                11,328                11,368              10,337
  06/30/93             11,124                11,517                11,563              10,351
  07/31/93             11,127                11,532                11,563              10,351
  08/31/93             11,371                11,772                11,820              10,380
  09/30/93             11,501                11,906                11,959              10,401
  10/31/93             11,575                11,929                11,983              10,444
  11/30/93             11,444                11,824                11,857              10,452
  12/31/93             11,696                12,073                12,093              10,452
  01/31/94             11,826                12,211                12,232              10,480
  02/28/94             11,492                11,895                11,907              10,516
  03/31/94             10,955                11,411                11,387              10,552
  04/30/94             11,006                11,508                11,428              10,566
  05/31/94             11,111                11,608                11,530              10,573
  06/30/94             11,026                11,537                11,456              10,609
  07/31/94             11,228                11,748                11,658              10,638
  08/31/94             11,266                11,789                11,687              10,681
  09/30/94             11,113                11,616                11,498              10,710
  10/31/94             10,889                11,409                11,280              10,717
  11/30/94             10,680                11,203                11,046              10,731
  12/31/94             10,928                11,449                11,316              10,731
  01/31/95             11,261                11,776                11,652              10,774
  02/28/95             11,623                12,119                11,998              10,817
  03/31/95             11,747                12,259                12,106              10,853
  04/30/95             11,758                12,273                12,105              10,889
  05/31/95             12,153                12,665                12,482              10,910
  06/30/95             11,993                12,555                12,346              10,932
  07/31/95             12,076                12,674                12,425              10,932
  08/31/95             12,228                12,835                12,562              10,961
  09/30/95             12,322                12,916                12,639              10,982
  10/31/95             12,519                13,103                12,832              11,018
  11/30/95             12,775                13,320                13,078              11,011
  12/31/95             12,914                13,448                13,223              11,004
  01/31/96             13,010                13,551                13,286              11,068
  02/28/96             12,899                13,458                13,181              11,104
  03/31/96             12,684                13,286                12,971              11,161
  04/30/96             12,617                13,249                12,913              11,204
  05/31/96             12,609                13,244                12,915              11,226
  06/30/96             12,739                13,388                13,037              11,233
  07/31/96             12,854                13,510                13,154              11,254
  08/31/96             12,847                13,507                13,143              11,276
  09/30/96             13,039                13,696                13,331              11,312
  10/31/96             13,186                13,851                13,475              11,348
  11/30/96             13,441                14,104                13,713              11,369
  12/31/96             13,358                14,045                13,652              11,369
  01/31/97             13,383                14,072                13,654              11,405
  02/28/97             13,501                14,201                13,772              11,441
  03/31/97             13,323                14,012                13,593              11,470
  04/30/97             13,411                14,130                13,705              11,484
  05/31/97             13,610                14,342                13,901              11,477
  06/30/97             13,745                14,496                14,051              11,491
  07/31/97             14,152                14,897                14,474              11,505
  08/31/97             13,986                14,757                14,302              11,527
  09/30/97             14,204                14,933                14,475              11,556
  10/31/97             14,278                15,028                14,563              11,584
  11/30/97             14,369                15,117                14,644              11,577
  12/31/97             14,606                15,338                14,876              11,563
  01/31/98             14,762                15,496                15,014              11,584
  02/28/98             14,755                15,500                15,005              11,606
  03/31/98             14,749                15,514                15,008              11,627
  04/30/98             14,676                15,444                14,912              11,649
  05/31/98             14,918                15,688                15,158              11,670
  06/30/98             14,978                15,750                15,208              11,685
  07/31/98             15,005                15,789                15,230              11,699
  08/31/98             15,249                16,034                15,466              11,713
  09/30/98             15,462                16,234                15,651              11,728
  10/31/98             15,438                16,234                15,592              11,756
  11/30/98             15,483                16,291                15,638              11,756
  12/31/98             15,510                16,332                15,667              11,749
  01/31/99             15,691                16,526                15,841              11,778
  02/28/99             15,581                16,453                15,736              11,792
  03/31/99             15,592                16,476                15,738              11,828
  04/30/99             15,619                16,518                15,775              11,914
  05/31/99             15,508                16,389                15,684              11,914
  06/30/99             15,274                16,112                15,458              11,914
  07/31/99             15,337                16,141                15,514              11,950
  08/31/99             15,189                16,012                15,329              11,979
  09/30/99             15,200                16,018                15,292              12,036
  10/31/99             15,034                15,845                15,069              12,057
  11/30/99             15,187                16,013                15,217              12,065
  12/31/99             15,036                15,893                15,071              12,065
  01/31/00             14,957                15,825                14,955              12,093
  02/28/00             15,131                16,008                15,152              12,165
  03/31/00             15,468                16,359                15,487              12,265
  04/30/00             15,370                16,262                15,383              12,272
  05/31/00             15,290                16,178                15,268              12,280
  06/30/00             15,687                16,606                15,655              12,351
  07/31/00             15,920                16,837                15,865              12,373
  08/31/00             16,172                17,096                16,111              12,387
  09/30/00             16,052                17,008                16,013              12,452
  10/31/00             16,251                17,193                16,178              12,473
  11/30/00             16,375                17,324                16,281              12,480
  12/31/00             16,801                17,751                16,713              12,473
  01/31/01             16,964                17,927                16,828              12,552
  02/28/01             17,013                17,985                16,890              12,602
  03/31/01             17,158                18,146                17,034              12,631
  04/30/01             16,940                17,950                16,795              12,681
  05/31/01             17,125                18,144                16,977              12,738
  06/30/01             17,252                18,266                17,111              12,760
  07/31/01             17,516                18,536                17,373              12,724
  08/31/01             17,821                18,842                17,680              12,724
  09/30/01             17,774                18,778                17,564              12,781
  10/31/01             18,002                19,001                17,760              12,738
  11/30/01             17,836                18,842                17,572              12,717
  12/31/01             17,630                18,663                17,380              12,667
  01/31/02             17,940                18,986                17,648              12,695
  02/28/02             18,168                19,215                17,862              12,746
  03/31/02             17,755                18,839                17,510              12,817
  04/30/02             18,106                19,206                17,823              12,879

  As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Municipal Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.

  INSET LEGEND READS:
  Lehman Brothers Municipal Bond Index
  $19,206

  LB Municipal Bond Fund
  $18,106

  Lipper Median General Municipal Debt Funds
  $17,823

  Consumer Price Index
  $12,879

  LB Municipal Fund
  Annualized Total Returns*
-----------------------------------------------
  Class A shares       1-Year   5-Year  10-Year
  Net Asset Value       6.88%   6.18%    6.55%
  Public Offering Price 2.57%   5.31%    6.11%

                               Since
                              Inception
  Class B Shares       1-Year 10/31/97
  If Held (NAV)         6.12%   4.64%
  If Redeemed (CDSC)    1.12%   4.45%

  Institutional Shares
  Net Asset Value       7.05%   5.63%

    *See accompanying notes to
    Portfolio Management Reviews.

LB Limited Maturity Bond Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville is the portfolio manager of Lutheran Brotherhood Limited Maturity Bond Fund. He joined AAL/LB in 1983 and has served as a portfolio manager since 1998.

LB Limited Maturity Bond Fund
seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate- and shorter-term bonds.

Fund Facts
Inception Date:              10/31/99
Shareholder
Accounts:                       5,408
Total Net Assets
(in millions):                  $70.6

Short- and intermediate-term bonds delivered mixed performance during the six months ended April 30, 2002, as investors reacted to global uncertainty and conflicting economic reports. The Lutheran Brotherhood Limited Maturity Bond Fund finished the period with a 0.42% total return (based on Class A share NAV), edging its Lipper, Inc., peer group of short- and intermediate-term bond funds, which averaged a total return of (0.10%). The Fund's market benchmark, the Lehman Brothers Government/Corporate 1-5 Year Index, generated a 0.52% total return for the period.

Bond Returns Mixed

The reporting period began as market fallout from September 11 was beginning to subside, providing investors with renewed confidence and reversing a flight to safe-harbor investments. With interest rates on the rise, short- and intermediate-term bonds lost ground in November, although the high-profile collapse of energy trader Enron unnerved investors and kept rates contained to a relatively narrow range. These conditions continued through December, precipitated by sanguine economic reports that reduced demand for shorter-maturity bonds.

Investment-grade bonds delivered respectable performance in January and February, led by corporate issues, which benefited from falling risk premiums and moderating expectations for economic growth. In March, bond prices fell broadly on word of the Federal Reserve's neutral policy stance, before rallying again in April, as investors sought refuge from mounting global turmoil.

Throughout the period, investors penalized firms with high short-term debt levels and aggressive growth-though-acquisition strategies; this included several high-profile companies in the energy trading and telecommunications industries. The Fund was able to outperform due in part to its underweighting in such companies, while our holdings in mortgage- and asset-backed bonds also aided relative performance. With the market for corporate bonds becoming increasingly bifurcated between strong and very weak performers, we relied on strong credit selection to shore up returns, rather than bowing to shifting market sentiment.

Outlook

Over the coming months, the strength of the bond market will depend on a number of factors, including confidence in corporate accounting practices, the strength of the U.S. dollar, prospects for economic growth and events in the Middle East. In the event that interest rates fall, uncertainty in any of these areas could strengthen the market for investment-grade bonds. Limited maturity bonds, in particular, should continue to serve as a safe haven for investors looking to preserve principal without sacrificing yield.

Until investor optimism increases, we expect the Federal Reserve to remain in a holding pattern, with interest rates little changed. Should rates eventually gain upward momentum, we may make modest structural changes to the Fund, including selectively shifting its asset mix and modifying its weighted average maturity. Over the near-term, we anticipate taking profits in a number of the Fund's mortgage-backed securities, but will consider reestablishing a larger position should valuations become more attractive. As always, we will strive to serve our shareholders by closely monitoring the financial markets and making adjustments to the Fund as conditions warrant.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                   Portfolio Composition
                                      (% of Portfolio)

                                   Corporate Bonds - 35.3%
                                   U.S. Government - 24.3%
                                   U.S. Government Agency - 14.7%
                                   Commercial Paper - 10.4%
                                   Asset-Backed Securities - 7.7%
                                   Mortgage-Backed Securities - 6.8%
                                   Preferred Stocks - 0.8%

                                                                                        % of
Top 10 Holdings                                                   Security            Portfolio
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes (March 2003)                               U.S. Government          23.7%
Federal Home Loan Mortgage Corp. (May 2032)                    Mortgage-Backed           5.5%
Federal National Mortgage Association (April 2007)         U.S. Government Agency        2.7%
Federal National Mortgage Association (November 2003)      U.S. Government Agency        2.0%
Federal National Mortgage Association (March 2005)         U.S. Government Agency        2.0%
MBNA Credit Card Master Note Trust                              Asset-Backed             1.0%
Baxter International, Inc.                                     Corporate Bond            1.0%
Honda Auto Receivables                                          Asset-Backed             1.0%
Coca-Cola Enterprises, Inc.                                    Corporate Bond            1.0%
Delta Airlines, Inc.                                           Corporate Bond            0.8%

  These holdings represent 40.7% of the the total investment portfolio.

[GRAPHIC OMITTED:  MOODY'S BOND QUALITY RATING DISTRITION]

                                                  % of
  Moody's Bond Quality Rating Distribution      Portfolio
  -------------------------------------------------------
  Aaa                                             59.5%
  Aa                                               4.2%
  A                                               13.4%
  Baa                                             18.7%
  Ba                                               3.8%
  B                                                0.4%
  Caa                                              0.0%
  Ca                                               0.0%
  C                                                0.0%
  D                                                0.0%
  NR                                               0.0%

     TOTAL:          100.0%

[GRAPHIC WORM CHART OMITTED: PERFORMANCE THROUGH APRIL 30, 2002]

                                              Performance Through April 30, 2002

                                             Lehman Government          Lipper Median
                                            Corporate 1-5 Year      Short/Interm Inv Grade
                       LBLMBF                      Index                 Debt Funds               CPI Index
  Month End             Total                      Total                    Total                   Total
  Date                  Value                      Value                    Value                   Value
  ---------------------------------------------------------------------------------------------------------
  10/31/99             10,000                    $10,000                  10,000                   10,000
  11/30/99             10,036                     10,017                  10,017                   10,006
  12/31/99              9,993                     10,009                  10,003                   10,006
  01/31/00              9,941                      9,989                   9,969                   10,030
  02/28/00             10,035                     10,065                  10,043                   10,089
  03/31/00             10,115                     10,139                  10,134                   10,172
  04/30/00             10,105                     10,141                  10,116                   10,178
  05/31/00             10,114                     10,172                  10,125                   10,184
  06/30/00             10,292                     10,312                  10,289                   10,244
  07/31/00             10,344                     10,385                  10,354                   10,262
  08/31/00             10,447                     10,484                  10,458                   10,273
  09/30/00             10,500                     10,582                  10,553                   10,327
  10/31/00             10,520                     10,627                  10,586                   10,345
  11/30/00             10,626                     10,743                  10,709                   10,351
  12/31/00             10,791                     10,902                  10,880                   10,345
  01/31/01             11,001                     11,068                  11,041                   10,410
  02/28/01             11,060                     11,158                  11,136                   10,452
  03/31/01             11,154                     11,250                  11,213                   10,476
  04/30/01             11,178                     11,263                  11,187                   10,517
  05/31/01             11,233                     11,330                  11,246                   10,565
  06/30/01             11,277                     11,373                  11,286                   10,583
  07/31/01             11,435                     11,557                  11,497                   10,553
  08/31/01             11,532                     11,651                  11,591                   10,553
  09/28/01             11,631                     11,842                  11,734                   10,600
  10/31/01             11,767                     11,987                  11,875                   10,565
  11/30/01             11,712                     11,914                  11,755                   10,547
  12/31/01             11,654                     11,888                  11,703                   10,505
  01/31/02             11,716                     11,932                  11,745                   10,529
  02/28/02             11,778                     12,005                  11,821                   10,571
  03/31/02             11,674                     11,884                  11,683                   10,630
  04/30/02             11,816                     12,051                  11,833                   10,681

  INSET LEGEND READS:
  Lehman Brothers Government/Corporate 1-5 Year Index
  $12,051

  Lipper Median Short/Intermediate Investment Grade Debt Funds
  $11,833

  LB Limited Maturity Bond Fund
  $11,816

  Consumer Price Index
  $10,681

  LB Limited Maturity Bond Fund
  Annualized Total Returns*
---------------------------------------------------
                                    Since Inception
  Class A shares          1-Year        10/31/99
  Net Asset Value          5.71%         6.91%

  Class B Shares
  If Held (NAV)            5.71%         6.91%

  Institutional Shares
  Net Asset Value          5.96%         7.16%

    *See accompanying notes to
   Portfolio Management Reviews.

LB Money Market Fund

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan is the portfolio manager of Lutheran Brotherhood Money Market Fund. She joined AAL/LB in 1969 and has served as a portfolio manager since 1994.

LB Money Market Fund
seeks current income with stability of principal by investing in high-quality short-term debt securities.*****

Fund Facts
Inception Date:      2/1/79
Shareholder
Accounts:            71,217
Total Net Assets
(in millions):       $718.2

Money market yields fluctuated during the six-month period ended April 30, 2002, while the supply of corporate issues dwindled. Overall for the reporting period, the Lutheran Brotherhood Money Market Fund generated a 0.58% total return (based on Class A share NAV). The average total return of money market funds tracked by Lipper, Inc., over this same period was 0.65%.

Supply of Commercial Paper Limited

Money market yields remained low during the early months of the reporting period, as the Federal Reserve continued to pump liquidity into the financial markets. With investors anticipating an end to lower interest rates in November, we saw an opportunity to lock in higher yields by extending the Fund's duration. By investing in longer-dated securities, we were able to keep the Fund's overall yield levels constant over the ensuing months.

December marked the end of the monetary easing cycle, which constituted the largest proportional reduction in short-term interest rates in nearly 30 years. The fourth quarter of 2001 also saw a sea change in the operating environment for money market participants. Following the bankruptcy of Enron Corp., investors shunned issuers burdened with high levels of short-term debt. In response, many cut back on short-term financing, which significantly decreased the supply of commercial paper.

Expectations Shift

After trading in a range from December through February, yields on longer-dated instruments edged upward in March, as investors anticipated higher short-term interest rates. We took advantage of this opportunity to capture higher yields by extending the Fund's duration once again. This strategy provided the Fund with much-needed cushion in April, when money market yields came down amid growing market uncertainty.

Outlook

While the U.S. economy has shown clear signs of recovery, corporate earnings have generally been slow to respond. Until businesses ramp up spending and manufacturing activity increases, we expect the Federal Reserve to leave interest rates unchanged. Nonetheless, money market yields could trend downward during the summer, owing to a lingering shortage of corporate paper. Over the interim, we anticipate keeping the Fund's weighted average maturity longer than that of our peer group of money market funds.

With liquidity for corporate issues still tight, we will be open to a wide range of investment opportunities over the coming months. As always, we will keep the Fund invested across a broad range of industries and maturities, while focusing on companies with established track records and strong balance sheets. While the overall credit quality of U.S. money market instruments has gradually deteriorated over the past year, the credit quality of our holdings has remained unchanged. In all markets, we believe our shareholders are best served by a measured, conservative investment approach centered on the highest-quality money market securities.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

                                   Portfolio Composition
                                      (% of Portfolio)

                                   Commercial Paper - 76.3%
                                   Certificates of Deposit - 9.5%
                                   Variable Rate Notes - 7.4%
                                   U.S Government Agency - 5.6%
                                   Medium Term Notes - 1.2%

                                                                      % of
 Top 10 Holdings by Creditor                                        Portfolio
 ----------------------------------------------------------------------------
 American Honda Motor                                                  5.0%
 Abbey National plc                                                    4.9%
 J.P. Morgan & Co.                                                     4.9%
 Union Bank of Switzerland                                             4.8%
 Koch Industries, Inc.                                                 4.8%
 Swiss Re                                                              4.6%
 Chevron Corp.                                                         4.1%
 Federal Home Loan Mortgage Corp.                                      3.8%
 General Electric Capital Corp.                                        3.7%
 Canadian Imperial Bank of Commerce                                    3.6%

    These holdings represent 44.2%of the total investment portfolio.

    LB Money Market Fund
    Annualized Total Returns*                                          Seven-Day Yields******
---------------------------------------------------------------------------------------------
   Class A shares      1-Year   5-Year  10-Year                     Effective     Annualized
   Net Asset Value      2.09%   4.33%    3.99%                         0.99%         1.00%

                               Since
                              Inception
   Class B Shares      1-Year 10/31/97
   If Held (NAV)        2.09%   4.27%                                  0.99%         1.00%

   Institutional Shares
   Net Asset Value      2.48%   4.61%                                  1.38%         1.39%

Footnotes

*Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Since performance varies, annualized total returns, which assume a steady rate of growth, differ from the Fund's actual total return for the years indicated. Class A POP (public offering price) returns have been adjusted for the maximum 4% sales charge. NAV (net asset value) returns do not include sales charges. Class B maximum CDSC returns have been adjusted for the maximum 5% contingent deferred sales charge. NAV(net asset value) returns do not include sales charges. Except for the LBLimited Maturity Bond Fund and LBMoney Market Fund, there is an asset based sales charge of 0.75% anually for Calss B shares. Institutional (no-load) shares, which are available to qualifying Lutheran institutions, Lutheran church organizations, and certain other institutional investors, do not impose a sales charge. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

Each fund, except the LB Opportunity Growth Fund, LB Fund, LBHigh Yield Fund and LB Municipal Bond Fund, is subject to a partial voluntary waiver of advisory fees by the fund's investment adviser, which has the effect of improving the fund's performances. The waiver of fees may by discontinued at any time.

** International investing has special risks, including currency fluctuation and political volatility.

*** High-yield bonds carry greater volatility and risk than investment-grade bonds.

**** Investors may be subject to state taxes and federal alternative minimum tax.

***** An investment in the LB Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

******Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a prospectus of The Lutheran Brotherhood Family of Funds.

Lutheran Brotherhood Opportunity Growth Fund
Portfolio of Investments
April 30, 2002

(unaudited)

    Shares                                                  Value
    ------                                                  -----

                COMMON STOCKS - 90.8% (a)
                Advertising - 0.6%
      16,600    ADVO, Inc.                                  $718,775(b)
       8,000    Catalina Marketing Corp.                     280,720(b)
                                                           ---------
                                                             999,495
                                                           ---------

                Aerospace & Defense - 1.5%
      67,600    Aeroflex, Inc.                               945,048(b)
      10,750    Alliant Techsystems, Inc.                  1,157,775
       6,300    DRS Technologies, Inc.                       291,375(b)
      10,500    Herley Industries, Inc.                      223,440(b)
                                                           ---------
                                                           2,617,638
                                                           ---------

                Automotive - 0.5%
       7,700    Gentex Corp.                                 243,782(b)
      46,500    Tower Automotive, Inc.                       682,155(b)
                                                           ---------
                                                             925,937
                                                           ---------

                Banks - 3.4%
      13,500    Boston Private Financial
                   Holdings, Inc.                            362,475
       4,300    City National Corp.                          237,575
      10,300    Commerce Bancorp, Inc.                       508,717
      23,400    Community First Bank Shares, Inc.            643,032
      27,900    East West Bancorp, Inc.                      998,820
      25,300    Greater Bay Bancorp                          847,297
       9,800    Indymac Bancorp, Inc.                        247,450(b)
       8,600    Investors Financial Services Corp.           633,304
      13,000    New York Community Bancorp, Inc.             385,580
      24,500    Southwest Bancorp of Texas                   858,235(b)
       9,700    UCBH Holdings, Inc.                          382,665
                                                           ---------
                                                           6,105,150
                                                           ---------

                Biotechnology - 3.9%
        5,900   Affymetrix, Inc.                             149,683(b)
       23,300   Albany Molecular Research, Inc.              565,025(b)
       26,400   Alexion Pharmaceuticals, Inc.                487,872(b)
        9,100   Alkermes, Inc.                               183,274(b)
       52,300   BioMarin Pharmaceutical, Inc.                315,369(b)
       15,800   Cell Therapeutics, Inc.                      196,236(b)
        4,500   Cephalon, Inc.                               263,880(b)
        9,800   Charles River Laboratories
                   International, Inc.                       293,510(b)
       5,100    CV Therapeutics, Inc.                        147,594(b)
      47,100    Diversa Corp.                                518,100(b)
      25,800    IDEXX Laboratories, Inc.                     734,784(b)
      41,800    ImmunoGen, Inc.                              344,432(b)
      33,600    Immunomedics, Inc.                           442,176(b)
       7,400    Neurocrine Biosciences, Inc.                 243,386(b)
       8,300    SangStat Medical Corp.                       193,390(b)
      14,310    Serologicals Corp.                           293,498(b)
      80,600    Titan Pharmaceuticals, Inc.                  503,750(b)
       6,300    Transkaryotic Therapies, Inc.                251,118(b)
      17,400    Trimeris, Inc.                               834,330(b)
                                                           ---------
                                                           6,961,407
                                                           ---------

                Broadcasting - 3.4%
      11,200    Cox Radio, Inc., Class A                    $320,768(b)
      45,000    Cumulus Media, Inc., Class A                 842,850(b)
      28,900    Emmis Communications Corp.,
                   Class A                                   840,123(b)
      18,600    Entercom Communications Corp.                971,850(b)
      29,000    Entravision Communications Corp.             420,500(b)
      21,000    Hispanic Broadcasting Corp.                  563,220(b)
      15,100    Mediacom Communications Corp.                151,000(b)
      18,900    Radio One, Inc., Class D                     404,460(b)
      35,800    Spanish Broadcasting Systems, Inc.,
                   Class A                                   574,590(b)
      35,400    XM Satellite Radio Holdings, Inc.,
                   Class A                                   407,454(b)
      26,100    Young Broadcasting Corp., Class A            589,599(b)
                                                           ---------
                                                           6,086,414
                                                           ---------

                Building Materials - 0.5%
      32,700    Trex Co., Inc.                               922,140(b)

                Chemicals - 1.2%
       20,000   Cytec Industries, Inc.                       659,800(b)
       20,400   Fuller (H.B.) Co.                            634,644
       13,300   OM Group, Inc.                               887,775
                                                           ---------
                                                           2,182,219
                                                           ---------

                Computers - Hardware - 7.7%
       17,900   02Micro International, Ltd.                  291,770(b)
       27,300   Actel Corp.                                  663,390(b)
       26,400   Alpha Industries, Inc.                       323,400(b)
       38,100   Asyst Technologies, Inc.                     624,840(b)
      31,400    ATMI, Inc.                                   957,700(b)
       20,200   Axcelis Technologies, Inc.                   290,880(b)
        6,400   Cymer, Inc.                                  302,528(b)
        7,200   Elantec Semiconductor, Inc.                  297,648(b)
       31,600   Entegris, Inc.                               497,700(b)
       14,800   EXAR Corp.                                   295,112(b)
        8,300   Fairchild Semiconductor
                   International Corp., Class A              223,602(b)
        9,600   FEI Co.                                      253,728(b)
       13,300   Genesys Microchip, Inc.                      319,333(b)
       23,300   GlobespanVirata, Inc.                        137,470(b)
       49,600   Integrated Silicon Solutions                 664,640(b)
       40,700   Kulicke & Soffa Industries, Inc.             738,298(b)
       14,800   LTX Corp.                                    313,908(b)
       16,600   Microtune, Inc.                              185,090(b)
       59,900   MIPS Technologies, Inc.                      365,390(b)
       26,300   MKS Instruments, Inc.                        891,307(b)
       60,600   Oak Technology, Inc.                         862,338(b)
       28,100   Photronic, Inc.                              929,267(b)
       26,900   Power Integrations, Inc.                     568,935(b)
       9,400    Rudolph Technologies, Inc.                   286,700(b)
       8,900    Semtech Corp.                                284,622(b)
      36,000    Ultratech Stepper, Inc.                      614,520(b)
       22,400   Varian Semiconductor Equipment,
                   Inc.                                   $1,046,528(b)
       17,800   Zoran Corp.                                  644,538
                                                          ----------
                                                          13,875,182
                                                          ----------

                Computers - Networking - 0.5%
      33,413    Avocent Corp.                                835,325(b)
                                                          ----------

                Computers - Peripherals - 0.4%
       9,700    Applied Films Corp.                          239,590(b)
      30,200    SanDisk Corp.                                494,072(b)
                                                          ----------
                                                             733,662
                                                          ----------

                Computers - Software &
                Services - 6.5%
      25,250    Activision, Inc.                             794,870
       8,400    Advent Software, Inc.                        414,792(b)
      34,200    Caminus Corp.                                638,514(b)
       4,600    Cerner Corp.                                 244,306(b)
      13,600    Cognizant Technology Solutions
                   Corp., Class A                            639,200(b)
      32,000    Digital Insight Corp.                        608,320(b)
      16,600    Documentum, Inc.                             322,372(b)
      53,300    Gartner Group, Inc.                          623,610(b)
      25,000    JDA Software Group, Inc.                     756,000(b)
      30,000    Macromedia, Inc.                             671,700(b)
      16,000    Manhattan Associates, Inc.                   505,280(b)
      14,900    Manugistics Group, Inc.                      234,824(b)
      34,000    MSC.Software Corp.                           417,180(b)
      18,100    National Instruments Corp.                   695,583(b)
      14,852    NetIQ Corp.                                  333,130(b)
       9,800    Overture Services, Inc.                      335,062(b)
      23,800    Precise Software Solutions, Ltd.             312,732(b)
      18,800    Secure Computing Corp.                       236,316(b)
      19,950    THQ, Inc.                                    699,447
      31,700    Titan Corp.                                  724,662(b)
      47,700    TroZetto Group, Inc.                         562,860(b)
      31,400    webMethods, Inc.                             467,232(b)
      17,500    Websense, Inc.                               467,425(b)
                                                          ----------
                                                          11,705,417
                                                          ----------

                Construction - 0.5%
      13,800    EMCOR Group, Inc.                            839,730(b)
                                                          ----------

                Consumer Finance - 1.0%
      24,700    Doral Financial Corp.                        863,018
      24,300    Financial Federal Corp.                      854,631(b)
                                                          ----------
                                                           1,717,649
                                                          ----------

                Containers & Packaging - 0.3%
      28,500    Packaging Corp. of America                   562,875(b)
                                                          ----------

                Distributors - 5.3%
      11,000    Accredo Health, Inc.                         712,030(b)
      13,600    AdvancePCS                                  $459,816
       8,900    AmeriPath, Inc.                              240,300(b)
      14,300    Davita, Inc.                                 370,656(b)
      10,600    Dianon Systems, Inc.                         695,360(b)
       7,700    Fastenal Co.                                 644,028
      16,650    First Horizon Pharmaceutical Corp.           433,566
      20,000    Henry Schein, Inc.                           951,800(b)
      16,250    Medical Staffing Network Holdings            393,900(b)
      13,300    MSC Industrial Direct Co., Inc.,
                    Class A                                  282,625(b)
       5,250    Odyssey Healthcare, Inc.                     178,605(b)
      35,800    PAREXEL International Corp.                  557,406(b)
      16,700    Patterson Dental Co.                         769,870(b)
      10,200    Pediatrix Medical Group, Inc.                479,298(b)
      16,800    Perofrmance Food Group Co.                   605,321(b)
      10,300    Pharmaceutical Product
                   Development, Inc.                         259,354(b)
       9,900    Priority Healthcare Corp., Class B           294,426(b)
      12,400    Renal Care Group, Inc.                       440,200(b)
      32,100    United Natural Foods, Inc.                   768,795(b)
                                                          ----------
                                                           9,537,356
                                                          ----------

                Electrical Equipment - 0.6%
       7,900    AstroPower, Inc.                             294,038(b)
      10,500    C&D Technologies, Inc.                       241,500
      17,900    Electro Scientific Industries, Inc.          538,074(b)
                                                          ----------
                                                           1,073,612
                                                          ----------

                Electronics - 5.7%
      39,000    Checkpoint Systems, Inc.                     672,750(b)
      24,900    Cognex Corp.                                 613,785(b)
      18,150    Cohu, Inc.                                   508,382
      25,800    DSP Group, Inc.                              547,476(b)
      24,600    Fisher Scientific International, Inc.        700,608(b)
      17,500    Harman International Industries, Inc.      1,033,375
       7,400    Intermagnetics General Corp.                 185,962(b)
       7,100    Itron, Inc.                                  253,115(b)
      17,900    KEMET Corp.                                  346,723(b)
      23,800    Newport Corp.                                488,138
       7,800    Photon Dynamics, Inc.                        377,832(b)
      36,600    Plexus Corp.                                 914,634(b)
      13,900    Tech Data Corp.                              658,026(b)
      41,400    Teledyne Technologies, Inc.                  703,800(b)
      37,500    Trimble Navigation, Ltd.                     622,125(b)
      25,300    Varian, Inc.                                 853,622(b)
      23,400    Veeco Instruments, Inc.                      693,342(b)
                                                          ----------
                                                          10,173,695
                                                          ----------

                Financial - Diversified - 1.3%
       9,400    Affiliated Managers Group, Inc.              597,840(b)
       9,900    American Capital Stretegies, Ltd.            317,493
      15,150    BlackRock, Inc.                              696,900(b)
      17,450    Investment Technology Group                  802,700
                                                          ----------
                                                           2,414,933
                                                          ----------

                Food & Beverage - 1.4%
      10,500    American Italian Pasta Co., Class A         $522,270(b)
      17,800    Dean Foods Co.                               658,956
       4,900    Dreyer's Grand Ice Cream, Inc.               228,634
      21,100    Interstate Bakeries Corp.                    521,170
      13,600    Whole Foods Market, Inc.                     635,936
                                                          ----------
                                                           2,566,966

                Health Care -
                Drugs & Pharmaceuticals - 0.9%
       7,300    Duane Reade, Inc.                            231,775(b)
       7,300    InterMune, Inc.                              195,275(b)
       8,700    Medicis Pharmaceutical Corp.,
                   Class A                                   465,885(b)
       6,300    NPS Pharmaceuticals, Inc.                    187,803(b)
      10,800    Scios, Inc.                                  334,044(b)
      10,400    Taro Pharmaceutical Industries, Ltd.         228,238(b)
                                                          ----------
                                                           1,643,020
                                                          ----------

                Health Care - Medical
                Products & Supplies - 3.6%
      12,600    American Medical Systems
                   Holdings, Inc.                            289,548(b)
      36,000    Caliper Technologies Corp.                   379,076(b)
      33,600    Cholestech Corp.                             608,194(b)
      21,600    Cytyc Corp.                                  339,336(b)
      29,000    Endocare, Inc.                               556,510(b)
      33,700    Integra LifeSciences Holding Corp.           657,150(b)
       6,700    Orthofix International N.V.                  249,240(b)
      22,550    Possis Medical, Inc.                         353,359(b)
       9,900    Respironics, Inc.                            324,621(b)
      31,100    STERIS Corp.                                 688,865(b)
       4,000    SurModics, Inc.                              162,680(b)
       9,900    Varian Medical Systems, Inc.                 429,165
      29,600    Wilson Greatbatch Technologies               777,000(b)
      16,300    Zoll Medical Corp.                           619,726(b)
                                                          ----------
                                                           6,434,470
                                                          ----------

                Health Care Management - 3.4%
      27,400    AmSurg Corp.                                 794,600(b)
      27,100    Caremark Rx, Inc.                            582,650(b)
      11,000    Community Health Systems, Inc.               319,220(b)
       9,900    Lifepoint Hospitals, Inc.                    415,800(b)
      35,400    Mid Atlantic Medical Services              1,289,622(b)
      27,400    Province Healthcare Co.                    1,055,174
      21,700    Triad Hospitals, Inc.                        911,400(b)
       8,000    Trigon Healthcare, Inc.                      805,280(b)
                                                          ----------
                                                           6,173,746
                                                          ----------

                Homebuilding - 0.9%
      15,000    KB Home                                      747,750
      27,400    Toll Brothers, Inc.                          815,150
                                                          ----------
                                                           1,562,900
                                                          ----------

                Household Furnishings &
                Appliances - 0.2%
       8,500    Furniture Brands International, Inc.        $347,055(b)
                                                          ----------

                Insurance - 1.6%
      10,250    Arthur J. Gallagher & Company                370,025
       8,750    Brown & Brown, Inc.                          290,500
      13,200    HCC Insurance Holdings, Inc.                 343,200
      11,000    PartnerRe Ltd.                               593,780
       5,300    Radian Group, Inc.                           275,070
       8,100    Renaissancere Holdings, Ltd.                 949,320
                                                          ----------
                                                           2,821,895
                                                          ----------

                Leisure Products - 0.5%
      43,900    Oakley, Inc.                                 874,488(b)
                                                          ----------

                Lodging & Hotels - 0.3%
      48,100    Prime Hospitality Corp.                      620,009(b)
                                                          ----------

                Machinery - Diversified - 1.6%
      16,000    CoorsTek, Inc.                               628,640(b)
      28,000    Esterline Technologies Corp.                 651,000(b)
      24,200    Flowserve Corp.                              834,900(b)
      15,900    Harsco Corp.                                 675,750
                                                          ----------
                                                           2,790,290

                Metals & Mining - 0.6%
      32,300    Freeport McMoRan Copper & Gold,
                   Class B                                   573,648(b)
      19,250    Peabody Energy Corp.                         520,328
                                                          ----------
                                                           1,093,976
                                                          ----------

                Oil & Gas - 6.6%
      13,600    Atwood Oceanics, Inc.                        624,920(b)
      37,000    Cal Dive International, Inc.                 958,300(b)
       8,500    Evergreen Resources, Inc.                    380,375(b)
      68,600    Global Industries Ltd.                       661,304(b)
      34,700    Key Energy Services, Inc.                    421,605(b)
      14,500    Newfield Exploration Co.                     548,825(b)
      23,200    Oceaneering International, Inc.              614,800(b)
      28,900    Offshore Logistics, Inc.                     583,780(b)
      25,200    Patterson-UTI Energy, Inc.                   806,400(b)
      34,900    Pioneer Natural Resource Co.                 837,251(b)
      21,500    Precision Drilling Corp.                     720,465(b)
      14,600    SEACOR SMIT, Inc.                            702,260(b)
      13,100    Spinnaker Exploration Co.                    561,335(b)
       9,800    Stone Energy Corp.                           415,520(b)
      37,300    Tesoro Petroleum Corp.                       421,490(b)
      30,950    TETRA Technologies, Inc.                     886,408(b)
      68,100    Trico Marine Services, Inc.                  557,058(b)
      53,300    XTO Energy, Inc.                           1,087,320
                                                          ----------
                                                          11,789,416
                                                          ----------

                Publishing - 1.3%
      39,100    Getty Images, Inc.                        $1,361,071(b)
      17,600    Scholastic Corp.                             892,848(b)
                                                          ----------
                                                           2,253,919
                                                          ----------

                Restaurants - 2.8%
      11,800    AFC Enterprises, Inc.                        396,834(b)
      17,400    Buca, Inc.                                   295,800(b)
       6,900    CBRL Group, Inc.                             209,415
      19,800    CEC Entertainment, Inc.                      914,760(b)
      15,350    Cheesecake (The) Factory                     639,021
       4,900    Panera Bread Co.                             328,643
      10,100    PF Chang's China Bistro, Inc.                731,745
      30,800    RARE Hospitality International, Inc.         862,400(b)
      14,200    Ruby Tuesday, Inc.                           356,704
      11,950    Sonic Corp.                                  350,255
                                                          ----------
                                                           5,085,577
                                                          ----------

                Retail - 6.6%
      13,200    99 Cents Only Stores                         410,256
       9,800    AnnTaylor Stores, Inc.                       426,006
       3,900    Charlotte Russe Holding, Inc.                109,746(b)
      82,500    Charming Shoppes, Inc.                       712,800(b)
      12,925    Chico's FAS, Inc.                            466,334
       8,675    Christopher & Banks Corp.                    322,450
      17,900    Copart, Inc.                                 275,481
      24,500    Cost Plus (California), Inc.                 721,525(b)
      24,100    Dillard's, Inc., Class A                     590,209
      14,700    Fred's, Inc.                                 572,195
      34,000    Genesco, Inc.                                946,900(b)
      46,050    Hot Topic, Inc.                            1,038,888
      19,200    Insight Enterprise, Inc.                     501,120(b)
      17,100    Linens 'N Things, Inc.                       593,370(b)
      10,600    Michael's Stores, Inc.                       428,770
       8,400    O'Reilly Automotive, Inc.                    272,076(b)
      13,925    Pacific Sunwear of California                347,847(b)
      25,900    Reebok International, Ltd.                   716,135(b)
       7,600    Rent-A-Center, Inc.                          458,280(b)
      35,250    Too, Inc.                                  1,062,788(b)
      17,500    Tweeter Home Entertainment
                   Group, Inc.                               288,925(b)
      33,700    ValueVision International, Inc.              636,593(b)
                                                          ----------
                                                          11,898,694
                                                          ----------

                Services - 7.6%
      11,100    Adminstaff, Inc.                             254,745(b)
       7,400    Bisys Group, Inc.                            253,080
      28,800    Career Education Corp.                     1,294,560
      15,450    ChoicePoint, Inc.                            856,548
      12,250    Corinthian Colleges, Inc.                    721,403(b)
      24,900    Corporate Executive Board Co.                946,200(b)
       7,500    Education Management Corp.                   323,400(b)
      15,050    FactSet Research Systems, Inc.               524,192
      31,600    Heidrick & Struggles
                   International, Inc.                       653,488(b)
       8,700    InterCept Group, Inc.                        264,306(b)
      20,300    Iron Mountain, Inc.                          625,240
       7,800    ITT Educational Services, Inc.               395,070(b)
       7,400    Mobile Mini, Inc.                            243,978(b)
      26,900    NCO Group, Inc.                              748,896(b)
      24,400    NDCHealth Corp.                              784,948
      39,300    On Assignment, Inc.                          798,969(b)
      23,200    Pittston Brink's Group                       638,464
      22,500    Resources Connection, Inc.                   597,150(b)
       8,200    Stericycle, Inc.                             553,746(b)
      32,000    Sylvan Learning Systems, Inc.                883,200(b)
      43,400    TeleTech Holdings, Inc.                      531,650(b)
      19,100    Waste Connections, Inc.                      674,230(b)
                                                          ----------
                                                          13,567,463
                                                          ----------

                Telephone &
                Telecommunications - 1.8%
      21,100    Adtran, Inc.                                 524,546(b)
      11,600    Advanced Fibre Communications                205,784(b)
      58,400    AirGate PCS, Inc.                            835,120(b)
      14,650    Anaren Microwave, Inc.                       185,030(b)
      15,100    C-Cor Electronics                            165,194(b)
      28,100    Harmonic, Inc.                               226,205(b)
      13,400    Metro One Telecommunications, Inc.           238,520(b)
      27,850    Powerwave Technologies, Inc.                 332,529(b)
      55,400    Tekelec                                      586,132(b)
                                                          ----------
                                                           3,299,060
                                                          ----------

                Textiles - 0.6%
       8,400    Coach, Inc.                                  470,400(b)
      24,000    Quiksilver, Inc.                             585,600(b)
                                                          ----------
                                                           1,056,000
                                                          ----------

                Transportation  - 1.1%
      35,100    Swift Transportation Co., Inc.               682,695(b)
      17,300    USFreightways Corp.                          578,685
      35,000    Werner Enterprises, Inc.                     621,250
                                                          ----------
                                                           1,882,630
                                                          ----------

                Transportation - Airlines - 2.2%
      17,700    Alaska Air Group, Inc.                       542,151(b)
      18,200    Atlantic Coast Airlines Holdings             397,670(b)
      24,700    C.H. Robinson Worldwide, Inc.                777,309
      27,200    Forward Air Corp.                            739,024(b)
      62,300    Mesa Air Group, Inc.                         616,770(b)
      20,900    SkyWest, Inc.                                479,655
      91,100    US Airways Group, Inc.                       473,720(b)
                                                          ----------
                                                           4,026,299
                                                          ----------

                Utilities - 0.4%
      29,800    Atmos Energy Corp.                           713,114
                                                          ----------

                Total Common Stocks
                (cost $155,931,717)                      162,770,823
                                                          ----------

                SHORT-TERM
                SECURITIES - 9.2% (a)
                Commercial Paper - 7.8%
  $2,840,000    Corporate Receivables Corp.,
                   1.79% Due 5/16/2002                    $2,837,882
   3,000,000    Falcon Asset Securitization Corp.,
                   1.80% Due 5/24/2002                     2,996,550
   8,060,000    New Center Asset Trust,
                   1.88% Due 5/1/2002                      8,060,000
                                                          ----------
                                                          13,894,432
                                                          ----------

                U.S. Government Agency - 1.4%
   2,500,000    Federal Home Loan Mortgage
                   Corp., 1.79% Due 5/1/2002               2,500,000
                                                          ----------

                Total Short-Term Securities
                (at amortized cost)                       16,394,432

                Total Investments
                (cost $172,326,149)                     $179,165,255(c)
                                                        ============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $172,326,149 and the net unrealized appreciation of investments based on that cost was $6,839,106 which is comprised of $19,682,391 aggregate gross unrealized appreciation and $12,843,285 aggregate gross unrealized depreciation.

Lutheran Brotherhood Mid Cap Growth Fund
Portfolio of Investments
April 30, 2002

(unaudited)

    Shares                                                  Value
    ------                                                  -----

                COMMON STOCKS - 91.1% (a)
                Advertising - 1.2%
      18,800    Catalina Marketing Corp.                    $659,688(b)
       6,200    Interpublic Group of Cos., Inc.              191,456
      24,300    Lamar Advertising Co.                      1,043,199(b)
       6,700    TMP Worldwide, Inc.                          202,139(b)
                                                          ----------
                                                           2,096,482
                                                          ----------

                Aerospace & Defense - 1.3%
       8,700    Alliant Techsystems, Inc.                    936,990
       5,700    Level 3 Communications Holdings
                   Corp.                                     728,346(b)
      15,700    Precision Castparts Corp.                    555,309
                                                          ----------
                                                           2,220,645
                                                          ----------

                Automotive - 0.8%
      25,700    Gentex Corp.                                 813,662(b)
       9,540    Harley Davidson, Inc.                        505,525
                                                          ----------
                                                           1,319,187
                                                          ----------

                Banks - 2.1%
       7,400    Charter One Financial, Inc.                  261,812
      10,450    City National Corp.                          577,363
      11,500    Dime Bancorp, Inc., Stock Warrants             1,725(b)
       4,500    Investors Financial Services Corp.           331,380
       8,800    Marshall & Ilsley Corp.                      560,120
       5,500    North Fork Bancorporation, Inc.              212,410
       7,300    TCF Financial Corp.                          379,965
      12,700    Union Planters Corp.                         636,397
      11,300    Zions Bancorp.                               611,104
                                                          ----------
                                                           3,572,276
                                                          ----------

                Biotechnology - 3.8%
       7,200    Affymetrix, Inc.                             182,664(b)
       6,200    Biogen, Inc.                                 269,514(b)
       6,000    Cephalon, Inc.                               351,840(b)
       6,000    Charles River Laboratories
                   International, Inc.                       179,700(b)
       6,700    Enzon, Inc.                                  249,508(b)
      17,900    Genzyme Corp.                                732,826
      35,800    Gilead Sciences, Inc.                      1,114,096
      21,350    IDEC Pharmaceuticals Corp.                 1,173,183(b)
       8,000    Invitrogen Corp.                             277,440(b)
      28,700    MedImmune, Inc.                              958,580(b)
       9,800    Millennium Pharmaceuticals, Inc.             195,608(b)
       6,600    Neurocrine Biosciences, Inc.                 217,074(b)
      16,100    Protein Design Labs, Inc.                    289,156
      10,300    Techne Corp.                                 274,907(b)
                                                          ----------
                                                           6,466,096
                                                          ----------

                Broadcasting - 4.5%
      13,500    Charter Communications, Inc.,
                   Class A                                   110,565(b)
      32,400    Cox Radio, Inc., Class A                     927,936(b)
      25,100    Echostar Communications Corp.,
                   Class A                                   682,720(b)
      16,000    Entercom Communications Corp.               $836,000(b)
      32,000    Hispanic Broadcasting Corp.                  858,240(b)
      13,600    Insight Communications, Inc.,
                   Class A                                   210,936(b)
      15,200    Mediacom Communications Corp.                152,000(b)
      44,200    Radio One, Inc., Class D                     945,880(b)
      26,900    Univision Communications, Inc.,
                   Class A                                 1,074,924(b)
      25,100    USA Networks, Inc.                           750,741(b)
      29,800    Westwood One, Inc.                         1,072,800(b)
                                                          ----------
                                                           7,622,742
                                                          ----------

                Building Materials - 0.5%
      12,300    American Standard Companies, Inc.            918,810(b)
                                                          ----------

                Chemicals - 1.0%
      14,900    Cytec Industries, Inc.                       491,551(b)
      13,100    Ecolab, Inc.                                 575,221
       9,900    Praxair, Inc.                                565,290
                                                          ----------
                                                           1,632,062
                                                          ----------

                Computers - Hardware - 9.0%
       8,400    Altera Corp.                                 172,704(b)
      26,800    Amkor Technologies, Inc.                     538,680(b)
      17,100    Analog Devices, Inc.                         632,016(b)
      27,400    Atmel Corp.                                  246,600(b)
       6,100    Broadcom Corp., Class A                      210,450(b)
       3,400    Cabot Microelectronics Corp.                 166,260(b)
      20,500    Chartered Semiconductor
                   Manufacturing Ltd., ADR                   525,825(b)
       9,100    Cymer, Inc.                                  430,157(b)
      40,700    EMCORE Corp.                                 360,195(b)
       8,700    EXAR Corp.                                   173,478(b)
      14,000    Fairchild Semiconductor
                   International Corp., Class A              377,160(b)
      15,400    Integrated Device Technology, Inc.           431,816(b)
      14,100    Intersil Holding Corp.                       378,585(b)
      18,480    KLA-Tencor Corp.                           1,089,766(b)
      27,500    LAM Research Corp.                           705,650(b)
      14,200    LSI Logic Corp.                              182,470(b)
      23,300    LTX Corp.                                    494,193(b)
       9,600    Marvell Technology Group, Ltd.               345,600(b)
       4,860    Maxim Integrated Products, Inc.              242,028(b)
      12,400    Micrel, Inc.                                 272,180(b)
      31,540    Microchip Technology, Inc.                 1,403,530
      21,600    National Semiconductor Corp.                 680,832(b)
      12,600    NCR Corp.                                    489,636(b)
      14,030    Novellus Systems, Inc.                       665,022(b)
      17,600    NVIDIA Corp.                                 612,656
       6,900    PMC-Sierra, Inc.                             107,364(b)
      17,300    QLogic Corp.                                 790,783(b)
      22,400    RF Micro Devices, Inc.                       389,760(b)
      13,800    Semtech Corp.                                441,324(b)
      17,200    TriQuint Semiconductor, Inc.                 174,408(b)
      13,900    Varian Semiconductor Equipment, Inc.         649,408(b)
      19,740    Xilinx, Inc.                                 745,382(b)
                                                          ----------
                                                          15,125,918
                                                          ----------

                Computers - Networking - 0.5%
      21,650    Brocade Communication Systems, Inc.          554,024(b)
       9,000    Emulex Corp.                                 260,910(b)
      12,700    Extreme Networks, Inc.                       114,173(b)
                                                          ----------
                                                             929,107
                                                          ----------

                Computers - Peripherals - 0.5%
      21,800    ATI Technologies, Inc.                       222,360(b)
      28,900    EMC Corp.                                    264,146(b)
       4,300    Lexmark International Group,
                   Inc., Class A                             257,054(b)
      10,800    Network Appliance, Inc.                      188,460(b)
                                                          ----------
                                                             932,020
                                                          ----------

                Computers - Software &
                Services - 8.7%
      11,250    Activision, Inc.                             354,150
       8,500    Adobe Systems, Inc.                          339,660
       7,900    Advent Software, Inc.                        390,102(b)
      20,600    Affiliated Computer Services,
                   Inc., Class A                           1,113,842
      31,200    Autodesk, Inc.                               573,768
      14,200    BARRA, Inc.                                  701,338(b)
      17,600    BEA Systems, Inc.                            188,672(b)
      12,000    BMC Software, Inc.                           173,520(b)
      14,700    Business Objects S.A., ADR                   494,949(b)
      32,300    Cadence Design Systems, Inc.                 661,504(b)
      15,100    Check Point Software
                   Technologies Ltd.                         274,065(b)
      26,000    Citrix Systems, Inc.                         301,600(b)
      47,200    Compuware Corp.                              370,048(b)
      16,100    Electronic Arts, Inc.                        950,705(b)
      11,500    Henry (Jack) & Associates, Inc.              267,720
       8,000    Internet Security Systems, Inc.              156,800(b)
      26,400    Intuit, Inc.                               1,034,352(b)
      20,400    Macromedia, Inc.                             456,756(b)
      12,400    Manugistics Group, Inc.                      195,424(b)
      11,300    Mercury Interactive Corp.                    421,151(b)
      14,100    National Instruments Corp.                   541,863(b)
       5,900    NetIQ Corp.                                  132,337(b)
      17,900    Network Associates, Inc.                     317,725(b)
       5,600    Overture Services, Inc.                      191,464(b)
      10,300    PeopleSoft, Inc.                             238,651(b)
      30,000    Peregrine Systems, Inc.                      205,500(b)
      26,100    Rational Software Corp.                      380,277(b)
      11,900    Retek, Inc.                                  280,828(b)
      14,400    Siebel Systems, Inc.                         348,336(b)
      29,160    SunGard Data Systems, Inc.                   867,802
       9,400    Symantec Corp.                               332,854
      16,100    Synopsys, Inc.                               726,271(b)
       6,300    THQ, Inc.                                    220,878
      10,900    Titan Corp.                                  249,174(b)
      15,500    VeriSign, Inc.                               143,375(b)
                                                          ----------
                                                          14,597,461
                                                          ----------

                Construction - 0.2%
       9,100    Shaw Group, Inc.                             277,823(b)
                                                          ----------

                Consumer Finance - 1.3%
      10,300    AmeriCredit Corp.                            399,846(b)
       6,000    Capital One Financial Corp.                  359,340
      12,000    Countrywide Credit Industry, Inc.            560,520
      21,200    Doral Financial Corp.                        740,728
      14,200    Metris Companies, Inc.                       185,168
                                                          ----------
                                                           2,245,602
                                                          ----------

                Containers & Packaging - 0.3%
      11,500    Sealed Air Corp.                             513,705(b)
                                                          ----------

                Distributors - 4.6%
       6,300    Accredo Health, Inc.                         407,799(b)
       6,800    AdvancePCS                                   229,908
      13,700    AmerisourceBergen Corp.                    1,061,750
      18,100    Express Scripts, Inc., Class A             1,144,101
      11,000    Fastenal Co.                                 920,040
       9,300    Grainger, W.W., Inc.                         521,451
      13,600    Henry Schein, Inc.                           647,224(b)
      14,000    Laboratory Corp. of America
                   Holdings                                1,388,800
      14,100    Lincare Holdings, Inc.                       443,868
      10,200    Quest Diagnostics, Inc.                      937,686
                                                          ----------
                                                           7,702,627
                                                          ----------

                Electrical Equipment - 0.2%
      13,800    Electro Scientific Industries, Inc.          414,828(b)
                                                          ----------

                Electronics - 4.0%
      12,900    Amphenol Corp., Class A                      565,665(b)
      23,100    AVX Corp.                                    460,383
       9,000    Celestica, Inc.                              249,300(b)
      37,702    Flextronics International, Ltd.              522,173(b)
      13,000    Harman International Industries, Inc.        767,650
      11,600    Jabil Circuit, Inc.                          236,756(b)
      11,200    Millipore Corp.                              447,440
      20,000    Newport Corp.                                410,200
      22,300    Plexus Corp.                                 557,277(b)
      11,500    Sanmina Corp.                                119,600(b)
      12,900    Tech Data Corp.                              610,686(b)
      21,500    Tektronix, Inc.                              473,000(b)
      27,500    Vishay Intertechnology, Inc.                 604,725(b)
      24,400    Waters Corp.                                 657,580(b)
                                                          ----------
                                                           6,682,435
                                                          ----------

                Financial - Diversified - 2.9%
       7,900    Affiliated Managers Group, Inc.             $502,440(b)
       9,550    AMBAC Financial Group, Inc.                  600,313
      13,900    A.G. Edwards, Inc.                           568,788
      12,150    BlackRock, Inc.                              558,900(b)
      17,300    Eaton Vance Corp.                            631,969
       7,800    Federated Investors, Inc., Class B           250,068
       6,000    Investment Technology Group                  276,000
       4,800    Legg Mason, Inc.                             241,152
       8,700    Moody's Corp.                                379,146
       5,200    SEI Investments Co.                          175,188
       7,300    USA Educational, Inc.                        699,705
                                                          ----------
                                                           4,883,669
                                                          ----------

                Food & Beverage - 1.7%
      24,700    Coca-Cola Enterprises, Inc.                  484,614
      17,400    Dean Foods Co.                               644,148
       7,500    Hershey Foods Corp.                          510,000
      27,200    Pepsi Bottling Group, Inc.                   779,008
      10,150    Whole Foods Market, Inc.                     474,614
                                                          ----------
                                                           2,892,384
                                                          ----------

                Health Care -
                Drugs & Pharmaceuticals - 2.3%
       5,000    Allergan, Inc.                               329,550
       3,100    Barr Laboratories, Inc.                      206,615(b)
      20,900    Biovail Corp.                                789,393(b)
       7,740    Forest Laboratories, Inc.                    597,064(b)
      10,500    ImClone Systems, Inc.                        169,050(b)
      18,550    IVAX Corp.                                   218,890
      21,124    King Pharmaceuticals, Inc.                   662,026
      14,100    Medicis Pharmaceutical Corp.,
                   Class A                                   755,055(b)
      10,500    Shire Pharmaceuticals Group, ADR             233,100(b)
                                                          ----------
                                                           3,960,743
                                                          ----------

                Health Care - Medical
                Products & Supplies - 1.8%
      15,857    Biomet, Inc.                                 447,643
       7,800    Boston Scientific Corp.                      194,376(b)
      27,300    Cytyc Corp.                                  428,883(b)
       8,600    Guidant Corp.                                323,360(b)
       5,000    Stryker Corp.                                267,550
      12,600    St. Jude Medical, Inc.                     1,048,446(b)
       7,600    Varian Medical Systems, Inc.                 329,460
                                                          ----------
                                                           3,039,718
                                                          ----------

                Health Care Management - 3.6%
      61,100    Caremark Rx, Inc.                          1,313,650(b)
       7,400    Community Health Systems, Inc.               214,748(b)
      10,900    First Health Group Corp.                     316,100
      22,850    Health Management Associates,
                   Inc., Class A                             487,619(b)
      13,200    Manor Care, Inc.                             338,448(b)
       6,800    Province Healthcare Co.                      261,868
       8,200    Tenet Healthcare Corp.                      $601,634(b)
      22,100    Triad Hospitals, Inc.                        928,200(b)
       8,000    Trigon Healthcare, Inc.                      805,280(b)
       8,600    Universal Health Services, Inc.,
                   Class B                                   400,330
       5,600    Wellpoint Health Networks, Inc.,
                   Class A                                   420,448(b)
                                                          ----------
                                                           6,088,325
                                                          ----------

                Homebuilding - 1.1%
       4,500    Centex Corp.                                 253,350
      15,000    KB Home                                      747,750
       3,600    Lennar Corp.                                 199,944
      20,200    Toll Brothers, Inc.                          600,950
                                                          ----------
                                                           1,801,994
                                                          ----------

                Household Furnishings &
                Appliances - 0.4%
      13,000    Stanley Works                                604,240
                                                          ----------

                Insurance - 2.4%
      24,400    Ace, Ltd.                                  1,061,888
      10,300    Arthur J. Gallagher & Company                371,830
      12,000    Everest Reinsurance Group, Ltd.              814,800
       8,700    Fidelity National Financial, Inc.            268,395
       4,100    MGIC Investment Corp.                        292,576
       4,900    PartnerRe Ltd.                               264,502
      10,000    Radian Group, Inc.                           519,000
       5,000    XL Capital, Ltd., Class A                    471,750
                                                          ----------
                                                           4,064,741
                                                          ----------

                Leisure Products - 0.6%
      11,300    Macrovision Corp.                            251,199(b)
      33,500    Mattel, Inc.                                 691,440
                                                          ----------
                                                             942,639
                                                          ----------

                Lodging & Hotels - 0.3%
      12,700    Extended Stay America, Inc.                  212,090(b)
       6,600    Starwood Hotels & Resorts                    249,480
                                                          ----------
                                                             461,570
                                                          ----------

                Machinery - Diversified - 0.4%
       4,300    Danaher Corp.                                307,794
       3,200    SPX Corp.                                    430,880(b)
                                                          ----------
                                                             738,674
                                                          ----------

                Metals & Mining - 0.3%
      12,900    Phelps Dodge Corp.                           461,820
                                                          ----------

                Oil & Gas - 7.3%
      16,500    Apache Corp.                                 962,445
      28,720    BJ Services Co.                            1,055,173
       5,500    Cooper Cameron Corp.                         301,620(b)
      10,083    Devon Energy Corp.                           497,193
      10,100    ENSCO International, Inc.                    340,976
      12,300    EOG Resources, Inc.                          523,365
      16,200    Equitable Resources, Inc.                    582,390
      27,854    GlobalSantaFe Corp.                          977,397
      14,500    Helmerich & Payne, Inc.                      597,545
      12,300    Nabors Industries, Inc.                      560,265(b)
      14,000    Noble Affiliates, Inc.                       546,700
      10,100    Noble Drilling Corp.                         437,835
      33,300    Ocean Energy, Inc.                           712,620
      12,100    Patina Oil & Gas Corp.                       438,020
       7,784    Phillips Petroleum Co.                       465,561
      10,900    SEACOR SMIT, Inc.                            524,290(b)
       6,910    Smith International, Inc.                    484,046(b)
       7,400    Spinnaker Exploration Co.                    317,090(b)
      14,100    Sunoco, Inc.                                 484,758
      13,400    Weatherford International, Inc.              668,258(b)
      39,150    XTO Energy, Inc.                             798,660
                                                          ----------
                                                          12,276,207
                                                          ----------

                Publishing - 1.1%
      19,500    Gemstar-TV Guide International, Inc.         174,720(b)
      23,700    Getty Images, Inc.                           824,997(b)
      15,400    Scholastic Corp.                             781,242(b)
                                                          ----------
                                                           1,780,959
                                                          ----------

                Restaurants - 2.5%
      28,700    Brinker International, Inc.                  988,428(b)
      14,600    CEC Entertainment, Inc.                      674,520(b)
      12,150    Cheesecake (The) Factory                     505,805
      19,800    Darden Restaurants, Inc.                     790,020
      15,000    Starbucks Corp.                              342,300(b)
       5,600    Tricon Global Restaurants, Inc.              353,136(b)
      17,000    Wendy's International, Inc.                  635,800
                                                          ----------
                                                           4,290,009
                                                          ----------

                Retail - 6.9%
      11,400    Abercrombie & Fitch Co., Class A             342,000(b)
      43,100    Amazon.com, Inc.                             719,339(b)
      10,500    American Eagle Outfitters, Inc.              267,015(b)
       7,100    AutoZone, Inc.                               539,600(b)
      16,560    Bed, Bath & Beyond, Inc.                     615,535(b)
       5,900    Best Buy Co., Inc.                           438,665(b)
       7,200    BJ's Wholesale Club, Inc.                    321,336(b)
       1,900    CDW Computer Centers, Inc.                   104,120(b)
       7,500    Copart, Inc.                                 115,425
      10,500    Cost Plus (California), Inc.                 309,225(b)
      16,480    Dollar Tree Stores, Inc.                     628,547(b)
       5,100    EBay, Inc.                                   270,810(b)
      14,300    Family Dollar Stores, Inc.                   494,780
      27,900    Hot Topic, Inc.                              629,424
      10,900    Kohl's Corp.                                 803,330(b)
      11,700    Linens 'N Things, Inc.                       405,990(b)
       6,100    Michael's Stores, Inc.                       246,745
      11,100    NIKE, Inc., Class B                          591,963
      15,400    Office Depot, Inc.                           294,756(b)
      18,500    O'Reilly Automotive, Inc.                    599,215(b)
       9,800    Ross Stores, Inc.                            397,978
      36,700    Staples, Inc.                                732,899(b)
      10,600    Tiffany & Co.                                421,350
      16,700    TJX Companies, Inc.                          727,786
       5,900    Too, Inc.                                    177,885(b)
       7,200    Williams-Sonoma, Inc.                        414,792
                                                          ----------
                                                          11,610,510
                                                          ----------

                Services - 7.1%
      18,900    Apollo Group, Inc., Class A                  724,626
      25,200    Bisys Group, Inc.                            861,840
       8,700    Block (H & R), Inc.                          349,044
       8,000    Certegy, Inc.                                310,400(b)
      14,100    ChoicePoint, Inc.                            781,704
      13,200    Cintas Corp.                                 683,364
      32,500    Concord EFS, Inc.                          1,027,777
       6,500    Convergys Corp.                              179,855(b)
      13,500    Corporate Executive Board Co.                513,000(b)
       8,900    CSG System International, Inc.               233,358(b)
       5,000    DST Systems, Inc.                            247,100(b)
      22,600    Equifax, Inc.                                617,432
       6,200    FactSet Research Systems, Inc.               215,946
      26,550    Fiserv, Inc.                               1,180,413
       7,800    Global Payments, Inc.                        299,676
      14,500    IMS Health, Inc.                             298,845
      17,650    InterCept Group, Inc.                        536,207(b)
      16,800    Manpower, Inc.                               676,200
       9,400    On Assignment, Inc.                          191,102(b)
       6,000    Paychex, Inc.                                223,980
      25,900    Republic Services, Inc., Class A             512,820(b)
      32,700    Robert Half International, Inc.              858,702(b)
       9,500    Weight Watchers International, Inc.          358,720(b)
                                                          ----------
                                                          11,882,111
                                                          ----------

                Telephone &
                Telecommunications - 1.5%
      58,428    ADC Telecommunications, Inc.                 227,285(b)
       4,482    Adelphia Business Solutions                       85(b)
      14,900    Advanced Fibre Communications                264,326(b)
      23,800    CommScope, Inc.                              377,944(b)
      25,300    Comverse Technology, Inc.                    304,359(b)
      17,100    Polycom, Inc.                                352,602(b)
      30,500    Tekelec                                      322,690(b)
      13,000    United States Cellular Corp.                 513,500(b)
       9,700    UTStarcom, Inc.                              237,650(b)
                                                          ----------
                                                           2,600,441
                                                          ----------

                Textiles - 0.9%
      22,400    Coach, Inc.                                1,254,400(b)
       6,100    Jones Apparel Group, Inc.                    237,595(b)
                                                          ----------
                                                           1,491,995
                                                          ----------

                Transportation  - 0.3%
      13,600    USFreightways Corp.                         $454,920
                                                          ----------

                Transportation - Airlines - 0.9%
      10,600    C.H. Robinson Worldwide, Inc.                333,582
       9,260    Expeditors International of
                   Washington, Inc.                          535,876
      31,400    Southwest Airlines Co.                       571,794
                                                          ----------
                                                           1,441,252
                                                          ----------

                Utilities - 0.3%
       5,600    El Paso Corp.                                224,000
       5,000    Kinder Morgan, Inc.                          242,050
                                                          ----------
                                                             466,050
                                                          ----------

                Total Common Stocks
                (cost $150,986,429)                      153,504,797
                                                         ===========

    Principal
     Amount
    ---------

                SHORT-TERM
                SECURITIES - 8.9% (a)
                Commercial Paper
  $2,580,000    Cargill, Inc., 1.86%
                   Due 5/1/2002                            2,580,000
   3,000,000    Corporate Receivables Corp., 1.79%
                   Due 5/16/2002                           2,997,763
   1,000,000    Delaware Funding Corp., 1.79%
                   Due 5/9/2002                              999,602
   7,390,000    New Center Asset Trust, 1.88%
                   Due 5/1/2002                            7,390,000
   1,000,000    Park Avenue Receivables Corp.,
                   1.80% Due 5/15/2002                       999,300
                                                          ----------

                Total Short-Term Securities
                (at amortized cost)                       14,966,665
                                                          ----------

                Total Investments in Securities
                (cost $165,953,094)                     $168,471,462(c)
                                                        ============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $165,953,094 and the net unrealized appreciation of investments based on that cost was $2,518,368 which is comprised of $20,457,244 aggregate gross unrealized appreciation and $17,938,876 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
(ADR) - American Depository Receipts.

Lutheran Brotherhood World Growth Fund
Portfolio of Investments
April 30, 2002

(unaudited)

    Shares                                                  Value
    ------                                                  -----

                AUSTRALIA - 1.4% (a)
                COMMON STOCKS
      66,774    Brambles Industries Ltd.                    $361,000
      42,000    Broken Hill Proprietary Co.                  243,764
      13,000    National Australia Bank Ltd.                 242,770
                                                          ----------
                                                             847,534
                                                          ----------

                PREFERRED STOCK
     103,404    News Corp. Ltd.                              570,141
                                                          ----------
                                                           1,417,675
                                                          ----------

                BELGIUM - 0.7% (a)
                COMMON STOCKS
      24,030    Dexia                                        395,972
       9,470    Fortis                                       217,275
       3,306    UCB SA                                       120,564
                                                          ----------
                                                             733,811
                                                          ----------

                BRAZIL - 0.7% (a)
                COMMON STOCKS
       7,294    Companhia Brasileira de
                   Distribuicao Grupo Pao de
                   Acucar, ADS (USD)                         171,409
       1,500    Companhia Vale do Rio Doce                    40,935(b)
                                                          ----------
                                                             212,344
                                                          ----------

                PREFERRED STOCK
      21,290    Petroleo Brasileiro SA - Petrobras           495,129
                                                          ----------
                                                             707,473
                                                          ----------

                CANADA - 0.7% (a)
                COMMON STOCKS
       4,160    Alcan Aluminum                               153,622
      13,536    Celestica Inc. (USD)                         374,947(b)
       5,240    Royal Bank of Canada                         183,712
                                                          ----------
                                                             712,281
                                                          ----------

                DENMARK - 0.4% (a)
                COMMON STOCKS
       5,700    Novo Nordisk A/S, Class B                    167,038
       6,326    Tele Danmark                                 182,319
                                                          ----------
                                                             349,357
                                                          ----------

                FINLAND - 1.2% (a)
                COMMON STOCKS
      72,080    Nokia Oyj                                  1,165,684
                                                          ----------

                FRANCE - 14.8% (a)
                COMMON STOCKS
       1,690    Altran Technologies SA                       $88,262
      30,182    Aventis SA                                 2,142,936
      35,256    Axa                                          747,624
      34,314    BNP Paribas SA                             1,792,086
       2,503    Cap Gemini Sogeti SA                         145,935
       3,589    Cie de St. Gobain                            614,026
       1,020    Group Danone                                 135,013
       2,110    Hermes International                         325,461
         846    Lafarge Coppee                                80,216
       1,155    L'Oreal SA                                    90,430
      26,860    Orange SA                                    154,791(b)
       1,842    Pinault Printemps Redoute SA                 208,987
      21,642    Sanofi-Synthelabo SA                       1,384,589
      12,430    Schneider Electric SA                        599,363
       5,294    Societe Generale                             362,291
      29,571    Societe Television Francaise 1               841,420
      21,178    Sodexho Alliance SA                          819,998
      13,844    STMicroeletronics NV                         430,071
       3,000    Thomson Multimedia                            81,986(b)
      21,844    Total Fina Elf, Class B                    3,308,398
      10,206    Vivendi Universal SA                         325,234
                                                          ----------
                                                          14,679,117
                                                          ----------

                GERMANY - 3.4% (a)
                COMMON STOCKS
       4,464    Allianz AG                                 1,050,927
       5,108    Bayer AG                                     167,284
       9,341    Deutsche Bank AG                             619,057
       3,183    Deutsche Telekom AG                           42,247
       6,440    E. On AG                                     335,234
      11,041    Gehe AG                                      460,650(b)
       2,727    Rhoen-Klinikum AG                            159,609
       2,620    SAP AG                                       341,161
       3,184    Siemens AG                                   193,553
                                                          ----------
                                                           3,369,722
                                                          ----------

                GREECE - 0.1% (a)
                COMMON STOCKS
       5,580    Hellenic Telecommunications
                   Organization SA                            86,221
                                                          ----------

                HONG KONG - 1.5% (a)
                COMMON STOCKS
      58,000    Cheung Kong Holdings Ltd.                    552,183
      79,000    Henderson Land Development Ltd.              384,919
      63,200    Hutchison Whampoa Ltd.                       553,067
                                                          ----------
                                                           1,490,169

                INDIA - 0.1% (a)
                COMMON STOCKS
      14,037    ICICI Ltd., ADR (USD)                         89,275
                                                          ----------

                IRELAND (a,c)
                COMMON STOCKS
       5,847    SmartForce plc, ADR (USD)                    $37,707(b)
                                                          ----------

                ISRAEL - 0.1% (a)
                COMMON STOCKS
       5,035    Check Point Software
                   Technologies Ltd.                          91,385
                                                          ----------

                ITALY - 6.3% (a)
                COMMON STOCKS
      54,690    Alleanza Assicurazioni                       529,390
       8,657    Assicurazioni Generali SpA                   209,067
     412,164    Banca Intesa SpA                           1,332,368
      43,240    Bipop-Carire SpA                              77,287
      81,689    ENI SpA                                    1,254,144
       5,360    Instituto Bancario San Paolo
                   di Torino                                  59,703
       6,667    Mediaset SpA                                  55,831
      27,115    Mediolanum SpA                               231,949
      96,922    Olivetti SpA                                 111,274
     189,736    Telecom Italia Mobile SpA                    828,612
      93,888    Telecom Italia SpA                           684,521
     199,982    UniCredito Italiano SpA                      927,380
                                                          ----------
                                                           6,301,526
                                                          ----------

                JAPAN - 11.4% (a)
                COMMON STOCKS
      37,000    Canon Inc.                                 1,417,150
      10,000    Daiichi Pharmaceutical                       195,010
       6,100    Fanuc Co.                                    338,111
          44    Fuji Television Network Inc.                 253,474
      26,000    Fujisawa Pharmaceutical Co. Ltd.             635,553
       9,200    Hitachi Chemical Co. Ltd.                    116,312
       5,000    Ito-Yokado Co.                               246,390
       4,400    Kyocera Corp.                                299,373
      40,000    Marui Co. Ltd.                               492,624
      12,000    Matsushita Electric Industrial Co.           160,679
      51,000    Mitsui Fudosan Co. Ltd.                       400,20
       6,900    Murata Manufacturing Co. Ltd                 436,705
      22,000    NEC Corp.                                    169,554
          51    Nippon Telegraph & Telecom Corp.             200,498
      32,000    Nomura Securities Co. Ltd.                   445,915
         361    NTT DoCoMo Inc.                              918,337
       8,000    Sankyo Co.                                   121,755
      17,100    Seven-Eleven Japan Co. Ltd.                  640,310
       7,050    Shin-Etsu Chemical Co. Ltd.                  290,331
      28,000    Shiseido Co. Ltd.                            310,615
      21,000    Sony Corp.                                 1,128,021
      47,000    Sumitomo Corp.                               286,855
       7,000    Takeda Chemical Industries Ltd.              306,255
       1,490    Takefuji Corp.                               107,642
      49,000    Toshiba Corp.                                228,492
      25,300    Toyota Motor Corp.                           689,346
      19,000    Yamanouchi Pharmaceutical
                   Co. Ltd.                                 $523,607
                                                          ----------
                                                          11,359,116
                                                          ----------

                KOREA  - 2.4% (a)
                COMMON STOCKS
      16,344    KT Corp.                                     370,192
       6,304    Posco                                        154,133
       4,100    Samsung Electronics                        1,215,050
      23,900    Shinhan Financial Group Co. Ltd              324,476
         540    SK Telecom Co. Ltd.                          105,361
      10,000    SK Telecom Co. Ltd., ADR (USD)               213,900
                                                          ----------
                                                           2,383,112
                                                          ----------

                LUXEMBOURG - 0.1% (a)
                COMMON STOCKS
       6,980    Societe Europeenne des Satellites             70,394
                                                          ----------

                MALAYSIA - 0.2% (a)
                COMMON STOCKS
      81,200    Malayan Banking Berhad                       196,589
                                                          ----------

                MEXICO - 1.3% (a)
                COMMON STOCKS
      19,800    America Movil Sa de CV, ADR,
                   Series L                                  369,270
     110,000    Fomento Economico Mexicano
                   SA de CV                                  528,169
      10,000    Grupo Iusacell SA de CV,
                   ADR (USD)                                  32,000(b)
       6,774    Grupo Televisa SA de CV, ADR
                   (USD) (a)                                 306,185(b)
       2,762    Telefonos de Mexico, Class L, ADR
                   (USD)                                     104,514
                                                          ----------
                                                           1,340,138
                                                          ----------

                NETHERLANDS - 7.5% (a)
                COMMON STOCKS
       1,328    Akzo Nobel NV                                 57,051
      32,450    ASM Lithography Holdings NV                  736,334(b)
      25,540    Elsevier NV                                  354,161
       2,103    Equant NV                                     19,031(b)
      21,600    Fortis                                       495,773
      63,770    ING Group NV                               1,682,455
      12,100    Koninklijke Ahold NV                         302,349
      52,800    Koninklijke KPN NV                           239,145
      51,536    Koninklijke (Royal) Philips
                   Electronics NV                          1,590,319
      10,980    Royal Dutch Petroleum Co.                    581,352
      31,044    VNU NV                                        936,44
      20,234    Wolters Kluwer                               409,943
                                                          ----------
                                                           7,404,357
                                                          ----------

                NORWAY - 0.4% (a)
                COMMON STOCKS
      20,000    Orkla ASA, Class A                          $364,069
       6,060    Statoil ASA                                   51,551(b)
                                                          ----------
                                                             415,620
                                                          ----------

                PORTUGAL - 0.4% (a)
                COMMON STOCKS
      12,888    Jeronimo Martins                             107,346
      37,514    Portugal Telecom, SGPS, SA                   273,614
                                                          ----------
                                                             380,960
                                                          ----------

                RUSSIA - 0.5% (a)
                COMMON STOCKS
       3,070    YUKOS Co., ADR (USD)                         450,862
                                                          ----------

                SINGAPORE - 1.3% (a)
                COMMON STOCKS
      18,000    DBS Group Holdings Ltd.                      139,038
      20,433    Flextronics International Ltd. (USD)         282,997
     112,472    United Overseas Bank                         893,595
                                                          ----------
                                                           1,315,630
                                                          ----------

                SPAIN - 3.1% (a)
                COMMON STOCKS
      69,737    Banco Bilboa Vizcaya
                   Argentaria SA                             812,563
      75,622    Banco Santander Central Hispano              700,004
      24,211    Endesa SA                                    370,613
       5,300    Inditex SA                                   109,240(b)
      13,027    Repsol SA                                    159,882
      61,155    Telefonica SA                                654,196
       7,584    Telefonica SA, ADR (USD)                     245,030
                                                          ----------
                                                           3,051,528
                                                          ----------

                SWEDEN - 3.2% (a)
                COMMON STOCKS
      17,240    Electrolux AB, Class B                       286,496
      29,300    Hennes & Mauritz AB, Class B                 580,875
     132,410    LM Ericsson AB, Class B                      331,990
      46,235    Nordea AB                                    262,852
       3,440    Sandvik AB, Class A                           79,565
      88,289    Securitas AB, Class B                      1,638,795
                                                          ----------
                                                           3,180,573
                                                          ----------

                SWITZERLAND - 5.8% (a)
                COMMON STOCKS
      26,870    Adecco SA                                  1,698,378
       6,120    Credit Suisse Group                          217,945
       9,250    Nestle SA                                  2,184,658
       6,800    Roche Holding AG                             514,723
      23,430    UBS AG                                     1,128,408
                                                          ----------
                                                           5,744,112
                                                          ----------

                TAIWAN - 1.2% (a)
                COMMON STOCKS
     370,300    Taiwan Semiconductor
                   Manufacturing Co. Ltd.                    934,562(b)
     143,000    United Microelectronics Corp.                218,604
                                                          ----------
                                                           1,153,166
                                                          ----------

                THAILAND - 0.1% (a)
                COMMON STOCKS
     115,000    Bangkok Bank Public Co. Ltd.                 136,936(b)
                                                          ----------

                UNITED KINGDOM - 27.5% (a)
                COMMON STOCKS
      19,253    Abbey National plc                           305,959
      27,968    AstraZeneca Group plc                      1,309,733
       2,500    Autonomy Corp. plc                            13,210(b)
      18,881    BG Group plc                                  84,294
     107,000    BP Amoco plc (USD)                           912,538
     147,250    Brambles Industries plc                      729,247(b)
      53,083    Cable & Wireless plc                         139,951
      81,372    Cadbury Schweppes plc                        616,930
      24,093    Celltech Group plc                           199,333(b)
      50,300    Centrica plc                                 154,777
     222,150    Compass Group plc                          1,381,703
      24,000    David S. Smith Holdings plc                   56,283
      63,284    Diageo plc                                   839,755
      13,000    Dimension Data Holdings
                   plc (USD)                                  11,504(b)
      58,860    Electrocomponents plc                        372,949
      28,370    Friends Provident, plc                        76,036(b)
       4,000    GKN plc                                       18,703
     168,347    GlaxoSmithKline plc                        4,070,558
     202,538    Granada plc                                  379,834
     161,559    Hays plc                                     405,351
      36,800    HSBC Holdings plc (HKD)                      437,643
      62,950    J Sainsbury plc                              366,772
      62,545    Kingfisher plc                               349,380
      30,681    Lattice Group plc                             82,900
      12,000    Reckitt Benckiser plc                        212,372
     260,906    Reed International plc                     2,553,841
      56,226    Rio Tinto plc                              1,044,210
      94,445    Royal Bank of Scotland Group plc           2,707,351
     257,380    Shell Transport & Trading Co. plc          1,831,386
      19,100    Standard Chartered plc (USD)                 235,088
     204,540    Tesco                                        783,564
     131,592    Tomkins plc                                  506,027
      75,507    Unilever                                     690,697
      15,488    United Business Media plc                    118,214
   1,155,328    Vodafone Group plc (USD)                   1,863,758
      68,800    Woolworths Group plc                          52,612(b)
     133,640    WPP Group plc                              1,417,126
                                                          ----------
                                                          27,331,589
                                                          ----------

    Principal
     Amount
    ---------
                SHORT TERM
                SECURITIES - 2.2% (a)
                U.S. Government Agency
  $1,350,000    Federal Home Loan Mortgage
                   Corp., 1.79% Due 5/1/2002              $1,350,000
                                                          ----------

                Euro Time Deposit
  (euro)900,000   State Street Bank (Grand Caymen),
                   3.0% Due 5/2/2002                         810,405
                                                          ----------

                Total Short-Term Securities
                   (at amortized cost)                     2,160,405
                                                          ----------

                Total Investments
                   (cost $109,888,238)                   $99,306,490(e)
                                                         ===========

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Lutheran Brotherhood World Growth Fund.

(d) Security Classification:

                              Cost             Value      % of Portfolio
-------------------------------------------------------------------------------
Common Stocks
   & Warrants             $106,223,409      $96,080,815           96.7%
Preferred Stocks             1,504,424        1,065,270            1.1%
Short-Term                   2,160,405        2,160,405            2.2%
                          -----------------------------------------------------
   Total Investments      $109,888,238      $99,306,490          100.0%
===============================================================================

(e) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $109,888,238 and the net unrealized depreciation of investments based on that cost was $10,581,748 which is comprised of $8,639,447 aggregate gross unrealized appreciation and $19,221,195 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
(ADR) - American Depository Receipts
(ADS) - American Depository Shares
(USD) - Denominated in U.S. Dollars

Lutheran Brotherhood Growth Fund
Portfolio of Investments
April 30, 2002

(unaudited)

    Shares                                                  Value
    ------                                                  -----

                COMMON STOCKS - 97.1% (a)
                Advertising - 1.0%
       2,350    Interpublic Group of Cos., Inc.              $72,547
       3,900    Omnicom Group, Inc.                          340,236
                                                          ----------
                                                             412,783
                                                          ----------

                Aerospace & Defense - 1.7%
       1,900    General Dynamics Corp.                       184,471
       2,290    Honeywell International, Inc.                 83,997
         250    Level 3 Communications Holdings
                   Corp.                                      31,945(b,c)
       1,850    Lockheed Martin Corp.                        116,365
         450    Northrop-Grumman Corp.                        54,297
       1,600    Raytheon, Co.                                 67,680
       1,890    United Technologies Corp.                    132,621
                                                          ----------
                                                             671,376
                                                          ----------

                Automotive - 1.0%
       3,200    Delphi Automotive Systems Corp.               49,760
         750    General Motors Corp.                          48,113
       5,400    Harley Davidson, Inc.                        286,146
                                                          ----------
                                                             384,019
                                                          ----------

                Banks - 2.9%
       3,600    Bank of America Corp.                        260,928
       2,550    Bank of New York Co., Inc.                    93,305
       2,650    Fifth Third BanCorp                          181,764
         500    Mellon Financial Corp.                        18,880
       6,609    US Bancorp                                   156,633
       2,150    Wachovia Corp.                                81,786
       3,120    Washington Mutual, Inc.                      117,718
       4,300    Wells Fargo & Co.                            219,945
                                                          ----------
                                                           1,130,959
                                                          ----------

                Biotechnology - 2.5%
      10,900    Amgen, Inc.                                  576,392(b)
       4,530    Genentech, Inc.                              160,815(b)
       2,400    IDEC Pharmaceuticals Corp.                   131,880(b)
       2,550    MedImmune, Inc.                               85,170(b)
       1,650    Millennium Pharmaceuticals, Inc.              32,934(b)
                                                          ----------
                                                             987,191
                                                          ----------

                Broadcasting - 2.5%
       4,550    Adelphia Communications Corp.,
                   Class A                                    27,391(b)
       5,350    Clear Channel Communications,
                   Inc.                                      251,183(b)
       8,100    Comcast Corp., Class A                       216,675(b)
       1,000    Cox Communications, Inc.,  Class A            33,390(b)
       3,740    Echostar Communications Corp.,
                   Class A                                   101,728(b)
       3,050    Emmis Communications Corp.,
                   Class A                                    88,664(b)
      16,450    Liberty Media Corp., Class A                 176,015(b)
       2,100    Univision Communications, Inc.,
                   Class A                                   $83,916(b)
                                                          ----------
                                                             978,962
                                                          ----------

                Building Materials - 0.1%
       1,500    Masco Corp.                                   42,150
                                                          ----------

                Chemicals - 0.3%
         750    PPG Industries, Inc.                          39,233
       1,500    Praxair, Inc.                                 85,650
                                                          ----------
                                                             124,883
                                                          ----------

                Computers - Hardware - 10.5%
       4,600    Analog Devices, Inc.                         170,016(b)
      16,000    Applied Materials, Inc.                      389,120
       1,710    Broadcom Corp., Class A                       58,995(b)
       2,250    Cirrus Logic, Inc.                            27,338(b)
       2,900    Compaq Computer Corp.                         29,435
      14,500    Dell Computer Corp.                          381,930(b)
       1,300    Integrated Device Technology, Inc.            36,452(b)
      30,100    Intel Corp.                                  861,161
       4,440    International Business
                   Machines Corp.                            371,894
       1,700    Intersil Holding Corp.                        45,645(b)
       1,850    KLA-Tencor Corp.                             109,095(b)
       3,150    LAM Research Corp.                            80,829(b)
       2,800    Linear Technology Corp.                      108,808
       4,200    Maxim Integrated Products, Inc.              209,160(b)
       3,650    Micron Technology, Inc.                       86,505(b)
       3,250    Nasdaq 100 Tracking Stock                    103,123(b)
       1,550    Novellus Systems, Inc.                        73,470(b)
       1,550    NVIDIA Corp.                                  53,956
      21,300    Sun Microsystems, Inc.                       174,234(b)
       5,200    Taiwan Semiconductor
                   Manufacturing Co., ADR                     92,040(b)
       1,750    Teradyne, Inc.                                57,663(b)
      12,550    Texas Instruments, Inc.                      388,172
       6,120    Xilinx, Inc.                                 231,091(b)
                                                          ----------
                                                           4,140,132
                                                          ----------

                Computers - Networking - 2.1%
       3,500    Brocade Communication
                   Systems, Inc.                              89,565(b)
      46,000    Cisco Systems, Inc.                          673,900(b)
         700    Emulex Corp.                                  20,293(b)
       5,800    Extreme Networks, Inc.                        52,142(b)
                                                          ----------
                                                             835,900
                                                          ----------

                Computers - Peripherals - 0.7%
      17,480    EMC Corp.                                    159,767(b)
       5,940    Network Appliance, Inc.                      103,653(b)
                                                          ----------
                                                             263,420
                                                          ----------

                Computers - Software &
                Services - 6.5%
       2,400    Adobe Systems, Inc.                          $95,904
       1,500    Affiliated Computer Services, Inc.,
                   Class A                                    81,105
       3,950    BEA Systems, Inc.                             42,344(b)
       1,750    Check Point Software
                   Technologies Ltd.                          31,763(b)
       1,900    Electronic Arts, Inc.                        112,195(b)
       2,850    Electronic Data Systems Corp.                154,641
       3,300    Intuit, Inc.                                 129,294(b)
      23,100    Microsoft Corp.                            1,207,206(b)
      17,020    Oracle Corp.                                 170,881(b)
       3,000    PeopleSoft, Inc.                              69,510(b)
       3,650    Siebel Systems, Inc.                          88,294(b)
       2,250    SunGard Data Systems, Inc.                    66,960
       1,800    THQ, Inc.                                     63,108
       2,800    VeriSign, Inc.                                25,900(b)
       5,900    Veritas Software Corp.                       167,206(b)
       3,700    Yahoo!, Inc.                                  54,612(b)
                                                          ----------
                                                           2,560,923
                                                          ----------

                Conglomerates - 3.6%
         700    3M Co.                                        88,060
      35,120    General Electric Co.                       1,108,036
      12,950    Tyco International, Ltd.                     238,928
                                                          ----------
                                                           1,435,024
                                                          ----------

                Consumer Finance - 1.3%
         450    Countrywide Credit Industry, Inc.             21,020
       2,500    Household International, Inc.                145,725
       9,320    MBNA Corp.                                   330,394
                                                          ----------
                                                             497,139
                                                          ----------

                Distributors - 1.8%
       2,150    AdvancePCS                                    72,692
       4,415    Cardinal Health, Inc.                        305,739
       1,950    Laboratory Corp. of America
                   Holdings                                  193,440
       1,700    Mckesson HBOC, Inc.                           68,663
         250    Medical Staffing Network Holdings              6,060(b)
       3,000    Sysco Corp.                                   87,030
                                                          ----------
                                                             733,624
                                                          ----------

                Electrical Equipment (d)
       4,800    Capstone Turbine Corp.                        14,640(b)
                                                          ----------

                Electronics - 0.3%
       5,230    Flextronics International, Ltd.               72,436(b)
       5,500    Sanmina Corp.                                 57,200(b)
                                                          ----------
                                                             129,636
                                                          ----------

                Financial - Diversified - 7.9%
       6,200    American Express Co.                        $254,262
      20,546    Citigroup, Inc.                              889,642
       9,750    E*TRADE Group, Inc.                           73,515(b)
       6,170    Federal Home Loan Mortgage
                   Corp.                                     403,210
       4,500    Federal National Mortgage
                   Association                               355,185
       2,900    Goldman Sachs Group, Inc.                    228,375
       4,895    J.P. Morgan Chase & Co.                      171,815
       1,980    Lehman Brothers Holdings, Inc                116,820(c)
       4,700    Merrill Lynch & Co., Inc.                    197,118
       3,900    Morgan Stanley Dean Witter & Co.             186,108
      11,700    Schwab, Charles Corp.                        133,263
       2,600    State Street Corp.                           132,886
                                                          ----------
                                                           3,142,199
                                                          ----------

                Food & Beverage - 2.5%
       1,450    American Italian Pasta Co., Class A           72,123(b)
       4,850    Coca-Cola Co.                                269,224
       2,250    Kraft Foods, Inc.                             92,340
       2,600    Kroger Co.                                    59,202(b)
       7,000    PepsiCo, Inc.                                363,300
       2,850    Safeway, Inc.                                119,558(b)
                                                          ----------
                                                             975,747
                                                          ----------

                Health Care - Drugs &
                Pharmaceuticals - 10.5%
       4,510    Abbott Laboratories                          243,315
       3,900    Bristol-Myers Squibb Co.                     112,320
       3,100    CVS Corp.                                    103,788
       2,800    Eli Lilly & Co.                              184,940(c)
       1,750    Forest Laboratories, Inc.                    134,995(b)
      12,608    Johnson & Johnson                            805,147
       2,200    King Pharmaceuticals, Inc.                    68,948
       5,400    Merck & Co., Inc.                            293,436
      39,650    Pfizer, Inc.                               1,441,278
       4,800    Pharmacia Corp.                              197,904
       2,600    Schering-Plough Corp.                         70,980
       4,590    Walgreen Co.                                 173,364
       5,550    Wyeth Co.                                    316,350
                                                          ----------
                                                           4,146,765
                                                          ----------

                Health Care - Medical Products &
                Supplies - 2.9%
       1,700    Alcon, Inc.                                   58,905(b)
       6,150    Baxter International, Inc.                   349,935
       3,150    Boston Scientific Corp.                       78,498(b)
       1,300    Guidant Corp.                                 48,880(b)
      13,150    Medtronic, Inc.                              587,674
       1,050    Zimmer Holdings, Inc.                         36,446(b)
                                                          ----------
                                                           1,160,338
                                                          ----------

                Health Care Management - 2.6%
       3,300    Caremark Rx, Inc.                             70,950(b)
         650    CIGNA Corp.                                   70,850
       2,650    HCA - (The) Healthcare Corp.                 126,644
       4,450    Tenet Healthcare Corp.                       326,497(b)
       3,450    UnitedHealth Group, Inc.                     302,945
       2,000    Wellpoint Health Networks, Inc.,
                   Class A                                   150,160(b)
                                                          ----------
                                                           1,048,046
                                                          ----------

                Housewares & Household
                Products - 1.0%
       2,160    Colgate Palmolive Co.                        114,502
       3,000    Procter & Gamble Co.                         270,780
                                                          ----------
                                                             385,282
                                                          ----------

                Insurance - 3.8%
       2,950    Ace, Ltd.                                    128,384
      11,550    American International Group, Inc.           798,336
       2,250    Arthur J. Gallagher & Company                 81,225
       1,000    Everest Reinsurance Group, Ltd.               67,900
       2,070    Marsh & McLennan Cos., Inc.                  209,236
       1,500    SAFECO Corp.                                  50,100
       3,200    Willis Group Holdings, Ltd.                   93,600(b)
         800    XL Capital, Ltd., Class A                     75,480
                                                          ----------
                                                           1,504,261
                                                          ----------

                Leisure Products - 3.1%
      27,895    AOL Time Warner, Inc.                        530,563(b)
       5,310    Disney (Walt) Co.                            123,086
       2,750    Fox Entertainment Group, Inc.,
                   Class A                                    64,900(b)
      10,993    Viacom, Inc., Class B                        517,770(b)
                                                          ----------
                                                           1,236,319
                                                          ----------

                Lodging & Hotels - 0.1%
       1,250    Carnival Corp., Inc.                          41,638
                                                          ----------

                Machinery - Diversified - 0.8%
       1,650    Caterpillar, Inc.                             90,123
       1,650    Danaher Corp.                                118,107
       1,400    Illinois Tool Works, Inc.                    100,940
                                                          ----------
                                                             309,170
                                                          ----------

                Metals & Mining - 0.2%
       2,690    Alcoa, Inc.                                   91,541
                                                          ----------

                Oil & Gas - 3.3%
       2,300    Anadarko Petroleum Corp.                     123,786
       1,750    Baker Hughes, Inc.                            65,940
       1,950    BJ Services Co.                               71,643
         800    BP plc, ADR                                   40,640
       1,700    ChevronTexaco Corp.                         $147,407
       4,930    Conoco, Inc.                                 138,287
       1,600    Diamond Offshore Drilling, Inc.               49,792
       7,120    Exxon Mobil Corp.                            286,010
       1,850    GlobalSantaFe Corp.                           64,917
       1,300    Nabors Industries, Inc.                       59,215(b)
       1,250    Pride International, Inc.                     23,238(b)
       1,930    Schlumberger, Ltd.                           105,668
         750    Smith International, Inc.                     52,538(b)
       1,500    Spinnaker Exploration Co.                     64,275(b)
                                                          ----------
                                                           1,293,356
                                                          ----------

                Paper & Forest Products - 0.3%
       2,500    International Paper Co.                      103,575
                                                          ----------

                Personal Care - 0.7%
       4,020    Estee Lauder Companies, Inc.,
                   Class A                                   145,323
       3,940    Gillette Co.                                 139,791
                                                          ----------
                                                             285,114
                                                          ----------

                Publishing - 0.4%
       2,100    Gannett Co., Inc.                            153,930
                                                          ----------

                Restaurants - 0.5%
       3,300    McDonald's Corp.                              93,720
         550    Tricon Global Restaurants, Inc.               34,683(b)
       1,400    Wendy's International, Inc.                   52,360
                                                          ----------
                                                             180,763
                                                          ----------

                Retail - 9.6%
       1,950    Abercrombie & Fitch Co., Class A              58,500(b)
       4,000    Bed, Bath & Beyond, Inc.                     148,680(b)
       2,700    Best Buy Co., Inc.                           200,745(b)
       1,300    Circuit City Stores, Inc.                     28,028
       4,740    Costco Wholesale Corp.                       190,548(b)
       3,750    Dollar General Corp.                          59,063
       1,950    EBay, Inc.                                   103,545(b)
       5,760    Gap, Inc.                                     81,274
      19,050    Home Depot, Inc.                             883,349
       5,200    Kohl's Corp.                                 383,240(b)
       7,280    Lowe's Companies                             307,871
       1,550    NIKE, Inc., Class B                           82,662
       2,100    Office Depot, Inc.                            40,194(b)
       2,900    Staples, Inc.                                 57,913(b)
       8,050    Target Corp.                                 351,383
      14,950    Wal-Mart Stores, Inc.                        835,107
                                                          ----------
                                                           3,812,102
                                                          ----------

                Services - 2.5%
       3,150    Automatic Data Processing, Inc.              160,146
       6,200    Cendant Corp.                                111,538(b)
       7,750    Concord EFS, Inc.                            245,085
       4,300    First Data Corp.                             341,807
       1,350    Fiserv, Inc.                                  60,021
       1,900    Paychex, Inc.                                 70,927
                                                          ----------
                                                             989,524
                                                          ----------

                Telephone &
                Telecommunications - 3.2%
      15,810    ADC Telecommunications, Inc.                  61,501(b)
       1,900    AirGate PCS, Inc.                             27,170(b)
       4,800    AT&T Wireless Services, Inc.                  42,960(b)
       4,850    CIENA Corp.                                   36,327(b)
       2,070    Comverse Technology, Inc.                     24,902(b)
       9,268    JDS Uniphase Corp.                            40,223(b)
       6,550    Motorola, Inc.                               100,870
       4,100    NEXTEL Communications, Inc.,
                   Class A                                    22,591(b)
      20,100    Nokia Corp., ADR                             326,826
       6,800    QUALCOMM, Inc.                               205,088(b)
       2,640    SBC Communications, Inc.                      81,998
       7,620    Sprint Corp. (PCS Group)                      85,420(b)
       2,350    Triton PCS Holdings, Inc.,
                   Class A                                    18,918(b)
       3,050    Verizon Communications                       122,336
       3,500    Vodafone Group plc, ADR                       56,700
       6,500    Worldcom, Inc.
                   (Worldcom Group)                           16,114(b)
                                                          ----------
                                                           1,269,944
                                                          ----------

                Textiles - 0.1%
       1,200    Liz Claiborne                                $37,548
                                                          ----------

                Transportation - Airlines - 0.6%
       2,100    Delta Air Lines, Inc.                         58,191
       6,800    Southwest Airlines Co.                       123,828
         650    United Parcel Service, Inc., Class B          39,026
                                                          ----------
                                                             221,045
                                                          ----------

                Utilities - 1.7%
       6,650    Calpine Corp.                                 73,150(b)
       2,550    Duke Energy Corp.                             97,742
       1,550    Dynegy, Inc., Class A                         27,900
       4,800    Standard & Poor's Midcap
                   Depositary Receipts Trust                 473,232
                                                          ----------
                                                             672,024
                                                          ----------

                Total Common Stocks
                (cost $49,496,513)                        38,402,992
                                                          ----------

    Principal
       Amount
    ---------

                SHORT-TERM SECURITIES - 2.9% (a)
                U.S. Government Agency
  $1,130,000    Federal Home Loan Bank, 1.79%
                   Due 5/1/2002 (at amortized cost)       $1,130,000
                                                          ----------

                Total Investments
                (cost $50,626,513)                       $39,532,992(e)
                                                         ===========

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2002, common stocks valued at $63,776 were held in escrow to cover call options written as follows:

                                                   Number of               Excercise           Expiration
                  Type                             Contracts                Price                Date                Value
------------------------------------------------------------------------------------------------------------------------------
Level 3 Communications Holdings Corp.                   2                   $120                 May 2002            $1,840
Lehman Brothers Holdings, Inc.                          2                     55                 May 2002               940
Eli Lilly & Co.                                         4                     65                 May 2002             1,020
                                                      ---                                                            ------
                                                        8                                                            $3,800
                                                      ===                                                            ======

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Lutheran Brotherhood Growth Fund.

(e) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $50,626,513 and the net unrealized depreciation of investments based on that cost was $11,093,521 which is comprised of $2,013,803 aggregate gross unrealized appreciation and $13,107,324 aggregate gross unrealized depreciation.

(f) Miscellaneous Footnotes:
(ADR) - American Depository Receipts

Lutheran Brotherhood Fund
Portfolio of Investments
April 30, 2002

(unaudited)

    Shares                                                  Value
    ------                                                  -----

                COMMON STOCKS - 97.8% (a)
                Aerospace & Defense - 1.2%
      95,300    Honeywell International, Inc.             $3,495,603
     135,500    United Technologies Corp.                  9,508,035
                                                        ------------
                                                          13,003,638
                                                        ------------

                Agriculture (c)
      15,100    Corn Products International, Inc.            499,810
                                                        ------------

                Automotive - 2.2%
     448,800    Harley Davidson, Inc.                     23,781,912
                                                        ------------

                Banks - 2.6%
     202,441    Bank of America Corp.                     14,672,924
     320,900    National City Corp.                       10,012,080
      63,100    Northern Trust Corp.                       3,351,872
                                                        ------------
                                                          28,036,876
                                                        ------------

                Broadcasting - 7.0%
      43,400    Cablevision Systems Corp.
                   (Rainbow Media Group)                     959,140(b)
      86,700    Cablevision Systems Corp.,
                   Class A                                 2,037,450(b)
   1,003,500    Comcast Corp., Class A                    26,843,625(b)
   1,004,600    Cox Communications, Inc.,
                   Class A                                33,543,594(b)
   1,132,800    Liberty Media Corp., Class A              12,120,960(b)
                                                        ------------
                                                          75,504,769
                                                        ------------

                Chemicals - 0.2%
      54,200    Eastman Chemical Co.                       2,390,220
                                                        ------------

                Computers - Hardware - 5.9%
     596,100    Agere Systems, Inc., Class A               2,527,464(b)
     171,000    Applied Materials, Inc.                    4,158,720
     280,900    Dell Computer Corp.                        7,398,906(b)
      94,400    Gateway, Inc.                                517,312(b)
     204,200    Hewlett Packard Co.                        3,491,820
     698,000    Intel Corp.                               19,969,780
     199,000    International Business Machines
                   Corp.                                  16,668,240
     334,400    Sun Microsystems, Inc.                     2,735,392(b)
     188,500    Texas Instruments, Inc.                    5,830,305
                                                        ------------
                                                          63,297,939
                                                        ------------

                Computers - Networking - 1.0%
     752,000    Cisco Systems, Inc.                       11,016,800(b)
                                                        ------------

                Computers - Peripherals - 0.2%
     227,800    EMC Corp.                                  2,082,092(b)
                                                        ------------

                Computers - Software &
                Services - 3.7%
      75,700    Computer Sciences Corp.                   $3,395,145(b)
     581,800    Microsoft Corp.                           30,404,868(b)
     592,800    Oracle Corp.                               5,951,712(b)
                                                        ------------
                                                          39,751,725
                                                        ------------

                Conglomerates - 3.3%
   1,134,400    General Electric Co.                      35,790,320
                                                        ------------

                Consumer Finance - 2.0%
     165,900    Household International, Inc.              9,670,311
     320,200    MBNA Corp.                                11,351,090
                                                        ------------
                                                          21,021,401
                                                        ------------

                Electronics - 0.2%
      69,300    Arrow Electronics, Inc.                    1,829,520(b)
                                                        ------------

                Financial - Diversified - 8.4%
     401,800    American Express Co.                      16,477,818
     475,400    Citigroup, Inc.                           20,584,820
     228,400    Federal National Mortgage
                   Association                            18,027,612
     483,700    J.P. Morgan Chase & Co.                   16,977,870
     241,550    Morgan Stanley Dean
                   Witter & Co.                           11,526,766
     129,200    State Street Corp.                         6,603,412
                                                        ------------
                                                          90,198,298
                                                        ------------

                Food & Beverage - 2.5%
      31,200    Dean Foods Co.                             1,155,024
     415,600    General Mills, Inc.                       18,307,180
     180,000    Safeway, Inc.                              7,551,000(b)
                                                        ------------
                                                          27,013,204
                                                        ------------

                Health Care -
                Drugs & Pharmaceuticals - 14.0%
     425,500    Johnson & Johnson                         27,172,430
     504,300    Merck & Co., Inc.                         27,403,662
   1,128,375    Pfizer, Inc.                              41,016,431
     219,400    Schering-Plough Corp.                      5,989,620
   1,270,100    Walgreen Co.                              47,971,677
                                                        ------------
                                                         149,553,820
                                                        ------------

                Health Care - Medical
                Products & Supplies - 0.6%
     140,700    Medtronic, Inc.                            6,287,883
                                                        ------------

                Health Care Management - 3.9%
     234,600    CIGNA Corp.                               25,571,400
     209,200    Wellpoint Health Networks,
                   Inc., Class A                          15,706,736(b)
                                                        ------------
                                                          41,278,136
                                                        ------------

                Housewares & Household
                Products - 0.8%
     124,100    Kimberly-Clark Corp.                      $8,081,392
                                                        ------------

                Insurance - 5.4%
     648,200    American International
                   Group, Inc.                            44,803,584
     176,500    MGIC Investment Corp.                     12,595,040
                                                        ------------
                                                          57,398,624
                                                        ------------

                Leisure Products - 1.5%
     358,090    AOL Time Warner, Inc.                      6,810,872(b)
     395,100    Disney (Walt) Co.                          9,158,418
                                                        ------------
                                                          15,969,290
                                                        ------------

                Lodging & Hotels - 0.3%
      78,200    Starwood Hotels & Resorts                  2,955,960
                                                        ------------

                Machinery - Diversified - 0.7%
     126,600    Dover Corp.                                4,717,116
      32,800    PACCAR, Inc.                               2,344,216
                                                        ------------
                                                           7,061,332
                                                        ------------

                Office Equipment &
                Supplies - 0.5%
     206,000    Herman Miller, Inc.                        5,032,580
                                                        ------------

                Oil & Gas - 11.8%
     114,600    Baker Hughes, Inc.                         4,318,128
     179,100    BJ Services Co.                            6,580,134
     211,300    BP plc, ADR                               10,734,040
      75,200    ChevronTexaco Corp.                        6,520,592
     138,500    ENSCO International, Inc.                  4,675,760
     675,800    EOG Resources, Inc.                       28,755,290
     724,746    Exxon Mobil Corp.                         29,113,047
      60,000    GlobalSantaFe Corp.                        2,105,400
     187,100    Nabors Industries, Inc.                    8,522,405(b)
     161,100    Noble Drilling Corp.                       6,983,685(b)
     242,760    Royal Dutch Petroleum Co.                 12,686,638
      82,200    Smith International, Inc.                  5,758,110(b)
                                                        ------------
                                                         126,753,229
                                                        ------------

                Personal Care - 0.7%
     129,500    Alberto-Culver Co.                         7,066,815
                                                        ------------

                Publishing - 1.7%
     110,000    Gannett Co., Inc.                          8,063,000
     144,600    New York Times Co.                         6,732,576
      89,000    Tribune Co.                                3,931,130
                                                        ------------
                                                          18,726,706
                                                        ------------

                Retail - 6.6%
     108,400    Family Dollar Stores, Inc.                 3,750,640
     252,000    Home Depot, Inc.                          11,685,240
     691,900    Tiffany & Co.                             27,503,025
     490,800    Wal-Mart Stores, Inc.                     27,416,088
                                                        ------------
                                                          70,354,993
                                                        ------------

                Services - 4.6%
     500,540    Automatic Data Processing, Inc.           25,447,454
     210,480    First Data Corp.                          16,731,055
      96,700    Global Payments, Inc.                      3,715,214
     120,900    NDCHealth Corp.                            3,889,353
                                                        ------------
                                                          49,783,076
                                                        ------------

                Telephone &
                Telecommunications - 3.4%
   1,801,400    ADC Telecommunications, Inc.               7,007,446(b)
     397,300    Motorola, Inc.                             6,118,420
     290,232    SBC Communications, Inc.                   9,014,606
      87,400    Sprint Corp. (FON Group)                   1,385,290
      43,700    Sprint Corp. (PCS Group)                     489,877(b)
     359,400    Tellabs, Inc.                              3,051,306(b)
     223,900    Verizon Communications                     8,980,629
                                                        ------------
                                                          36,047,574
                                                        ------------

                Transportation - Airlines - 0.1%
      28,900    CNF Transportation, Inc.                     913,529
                                                        ------------

                Utilities - 0.8%
     495,800    Calpine Corp.                              5,453,800(b)
      78,200    Entergy Corp.                              3,628,480
                                                        ------------
                                                           9,082,280
                                                        ------------

                Total Common Stocks
                (cost $1,030,027,525)                 1,047,565,743
                                                     --------------

    Principal
       Amount
    ---------

                SHORT-TERM
                SECURITIES - 2.2% (a)
                Commercial Paper
  $23,380,000   New Center Asset Trust, 1.88%
                   Due 5/1/2002
                   (at amortized cost)                  $23,380,000
                                                     --------------

                Total Investments
                (cost $1,053,407,525)                $1,070,945,743(d)
                                                     ==============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.

(b) Currently non-income producing.

(c) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the Lutheran Brotherhood Fund.

(d) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $1,053,407,525 and the net unrealized appreciation of investments based on that cost was $17,538,218 which is comprised of $97,392,198 aggregate gross unrealized appreciation and $79,853,980 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
(ADR) - American Depository Receipts

Lutheran Brotherhood Value Fund
Portfolio of Investments
April 30, 2002

(unaudited)

    Shares                                                  Value
    ------                                                  -----

                COMMON STOCKS - 95.2% (a)
                Aerospace & Defense - 1.8%
      19,408    Honeywell International, Inc.               $711,885
                                                      --------------

                Automotive - 0.9%
      22,130    Delphi Automotive Systems Corp.              344,122
                                                      --------------

                Banks - 9.5%
       7,790    Bank of America Corp.                        564,619
      10,570    Bank of New York Co., Inc.                   386,756
      11,770    Bank One Corp.                               481,040
      18,040    FleetBoston Financial Corp.                  636,812
      10,720    Mellon Financial Corp.                       404,787
      15,830    Washington Mutual, Inc.                      597,266
      14,600    Wells Fargo & Co.                            746,790
                                                      --------------
                                                           3,818,070
                                                      --------------

                Broadcasting - 0.8%
      28,270    Liberty Media Corp., Class A                 302,489(b)
                                                      --------------

                Building Materials - 1.0%
      15,000    Masco Corp.                                  421,500
                                                      --------------

                Chemicals - 1.2%
      15,400    Engelhard Corp.                              468,468
                                                      --------------

                Computers - Hardware - 2.0%
       8,720    Applied Materials, Inc.                      212,070
       7,250    International Business
                   Machines Corp.                            607,260
                                                      --------------
                                                             819,330
                                                      --------------

                Computers - Software &
                Services - 1.4%
      10,100    Intuit, Inc.                                 395,718(b)
      18,300    Oracle Corp.                                 183,732(b)
                                                      --------------
                                                             579,450
                                                      --------------

                Conglomerates - 0.6%
      13,400    Tyco International, Ltd.                     247,230
                                                      --------------

                Construction - 1.4%
       6,100    Jacobs Engineering Group, Inc.               240,706
      10,100    Shaw Group, Inc.                             308,353(b)
                                                      --------------
                                                             549,059
                                                      --------------

                Distributors - 1.1%
      15,220    Sysco Corp.                                  441,532
                                                      --------------

                Electronics - 0.5%
       7,600    Celestica, Inc.                              210,520(b)
                                                      --------------

                Financial - Diversified - 7.4%
      18,499    Citigroup, Inc.                             $801,007
      13,140    Federal Home Loan Mortgage Corp.             858,699
      10,910    Federal National Mortgage
                   Association                               861,126
      12,842    J.P. Morgan Chase & Co.                      450,754
                                                      --------------
                                                           2,971,586
                                                      --------------

                Food & Beverage - 3.7%
      10,480    General Mills, Inc.                          461,644
      10,600    Kraft Foods, Inc.                            435,024
      24,900    Kroger Co.                                   566,973(b)
                                                      --------------
                                                           1,463,641
                                                      --------------

                Health Care -
                Drugs & Pharmaceuticals - 5.0%
      11,030    CVS Corp.                                    369,284
      15,500    IVAX Corp.                                   182,900
       8,360    Johnson & Johnson                            533,870
      14,200    Pfizer, Inc.                                 516,170
       6,900    Wyeth Co.                                    393,300
                                                      --------------
                                                           1,995,524
                                                      --------------

                Health Care - Medical
                Products & Supplies - 2.3%
      16,050    Baxter International, Inc.                   913,245
                                                      --------------

                Health Care Management - 4.3%
       5,770    CIGNA Corp.                                  628,930
       9,000    HCA - (The) Healthcare Corp.                 430,110
       9,210    Tenet Healthcare Corp.                       675,738(b)
                                                      --------------
                                                           1,734,778
                                                      --------------

                Housewares & Household
                Products - 1.1%
       6,510    Kimberly-Clark Corp.                         423,931
                                                      --------------

                Insurance - 4.2%
      14,670    Ace, Ltd.                                    638,438
       7,080    Hartford Financial Services
                   Group, Inc.                               490,644
       5,670    XL Capital, Ltd., Class A                    534,965
                                                      --------------
                                                           1,664,047
                                                      --------------

                Leisure Products - 2.0%
      17,570    Fox Entertainment Group, Inc.,
                   Class A                                   414,652(b)
       8,100    Viacom, Inc., Class B                        381,510(b)
                                                      --------------
                                                             796,162
                                                      --------------

                Machinery - Diversified - 1.3%
       4,000    SPX Corp.                                    538,600(b)
                                                      --------------

                Metals & Mining - 1.7%
      11,350    Alcoa, Inc.                                 $386,241
      16,400    Unted States Steel Corp.                     295,856
                                                      --------------
                                                             682,097
                                                      --------------

                Office Equipment & Supplies - 1.1%
      10,740    Pitney Bowes, Inc.                           452,154
                                                      --------------

                Oil & Gas - 11.1%
      21,900    BJ Services Co.                              804,606
      10,610    ChevronTexaco Corp.                          919,993
      36,030    Conoco, Inc.                               1,010,642
      13,570    EOG Resources, Inc.                          577,404
      11,500    Nabors Industries, Inc.                      523,825(b)
      13,900    Valero Energy Corp.                          599,924
                                                      --------------
                                                           4,436,394
                                                      --------------

                Paper & Forest Products - 1.9%
       9,540    International Paper Co.                      395,242
      11,800    MeadWestvaco Corp.                           346,448
                                                      --------------
                                                             741,690
                                                      --------------

                Publishing - 2.0%
       7,290    McGraw-Hill, Inc.                            466,487
       9,300    Valassis Communications, Inc.                347,727(b)
                                                      --------------
                                                             814,214
                                                      --------------

                Real Estate - 3.8%
       9,300    Duke Realty Corp.                            244,590
      14,000    Equity Office Properties Trust               400,820
      13,000    First Industrial Realty Trust, Inc.          437,710
      13,000    Simon Property Group, Inc.                   438,750
                                                      --------------
                                                           1,521,870
                                                      --------------

                Restaurants - 0.6%
       5,800    Darden Restaurants, Inc.                     231,420
                                                      --------------

                Retail - 5.6%
       9,400    BJ's Wholesale Club, Inc.                    419,522(b)
      17,900    Family Dollar Stores, Inc.                   619,340
      13,990    Lowe's Companies                             591,637
      13,820    Target Corp.                                 603,243
                                                      --------------
                                                           2,233,742
                                                      --------------

                Services - 2.2%
      11,210    First Data Corp.                             891,083
                                                      --------------

                Telephone &
                Telecommunications - 5.6%
      13,439    AT&T Corp.                                   176,320
       9,100    Harris Corp.                                 329,511
      16,140    SBC Communications, Inc.                     501,308
      16,296    Telefonica SA, ADR (USD)                     526,524
      14,264    Verizon Communications                       572,129
       8,900    Vodafone Group plc, ADR                      144,180
                                                      --------------
                                                           2,249,972
                                                      --------------

                Utilities - 6.1%
       6,240    American Electric Power Co.                  285,792
       6,870    Dominion Resources, Inc.                     456,305
       6,490    El Paso Corp.                                259,600
       7,200    Public Service Enterprise Group              333,720
      12,510    TXU Corp.                                    680,794
      16,200    XCEL Energy, Inc.                            411,966
                                                      --------------
                                                           2,428,177
                                                      --------------

                Total Common Stocks
                (cost $37,855,453)                        38,097,982
                                                      --------------

    Principal
       Amount
    ----------

                SHORT-TERM
                SECURITIES - 4.8%
                U.S. Government Agency
  $1,910,000    Federal Home Loan Bank, 1.79%
                Due 5/1/2002 (at amortized cost)           1,910,000
                                                      --------------

                Total Investments
                (cost $39,765,453)                       $40,007,982(c)
                                                         ===========

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Value Fund.

(b) Currently non-income producing.

(c) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $39,765,453 and the net unrealized appreciation of investments based on that cost was $242,529 which is comprised of $2,017,976 aggregate gross unrealized appreciation and $1,775,447 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
(ADR) - American Depository Receipts
(USD) - Denominated in U.S. Dollars

Lutheran Brotherhood High Yield Fund
Portfolio of Investments
April 30, 2002

(unaudited)

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date              Value
      ---------                                                                                      ----           --------            -----

                   CORPORATE BONDS - 88.5% (a)
                   Aerospace & Defense - 0.3%
    $2,000,000     Alliant Techsystems, Inc., Sr. Subordinated Notes                                    8.5%          5/15/2011       $2,129,992
                                                                                                                                    ------------

                   Airlines - 1.1%
    2,552,970      Northwest Airlines, Corp., Pass Through Certificates,
                      Series 2001-1-A2                                                                  8.97%          1/2/2015        2,509,914
    2,000,000      United Airlines, Inc., Pass Through Certificates, Series 2000-1-A2                   7.73%          7/1/2010        1,857,650
    2,747,084      United Airlines, Inc., Pass Through Certificates, Series 2000-2-C                    7.762%        10/1/2005        2,328,442
    1,200,000      United Airlines, Inc., Pass Through Certificates, Series 2001-1-C                    6.831%         9/1/2008          889,744
                                                                                                                                    ------------
                                                                                                                                       7,585,750
                                                                                                                                    ------------

                   Automotive - 1.9%
    2,200,000      Advance Stores, Inc., Sr. Subordinated Notes                                        10.25%         4/15/2008        2,343,000
    2,800,000      ArvinMeritor, Inc., Notes                                                            8.75%          3/1/2012        2,995,191
    3,200,000      Dura Operating Corp., Sr. Notes                                                      8.625%        4/15/2012        3,352,000
    1,200,000      Stoneridge, Inc., Sr. Notes                                                         11.5%           5/1/2012        1,249,500
    2,800,000      Tenneco Automotive, Inc., Sr. Subordinated Notes                                    11.625%       10/15/2009        2,506,000
                                                                                                                                    ------------
                                                                                                                                      12,445,691
                                                                                                                                    ------------

                   Banks - 1.9%
    2,450,000      Chevy Chase Savings Bank, Subordinated Debentures                                    9.25%         12/1/2005        2,462,250
    4,650,000      GS Escrow Corp., Sr. Notes                                                           7.125%         8/1/2005        4,681,527
    3,000,000      Riggs Capital Trust II, Preferred Trust Securities, Series C                         8.875%        3/15/2027        2,462,976
    3,000,000      Sovereign Bancorp, Inc., Sr. Notes                                                  10.5%         11/15/2006        3,292,500
                                                                                                                                    ------------
                                                                                                                                      12,899,253
                                                                                                                                    ------------

                   Broadcasting & Media - 14.6%
    2,000,000      Adelphia Communications Corp., Convertible Notes                                     6.0%          2/15/2006        1,347,500(b)
    3,000,000      Adelphia Communications Corp., Sr. Notes                                            10.875%        10/1/2010        2,610,000(b)
    1,000,000      Adelphia Communications Corp., Sr. Notes                                            10.25%         11/1/2006          860,000(b)
    4,000,000      Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                      13.0%         12/15/2009        4,500,000
    2,400,000      Australis Holdings Pty., Ltd., Sr. Discount Notes                               Zero Coupon        11/1/2002              240(c)
   12,155,970      Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes                       Zero Coupon        5/15/2003            1,216(c)
    8,500,000      Avalon Cable Holdings, Sr. Discount Notes                                       Zero Coupon        12/1/2008        7,023,125
    3,200,000      Block Communications, Inc., Sr. Subordinated Notes                                   9.25%         4/15/2009        3,344,000
    2,200,000      Cable Satisfaction International, Inc., Sr. Notes                                   12.75%          3/1/2010        1,265,000
    4,450,000      Callahan Nordrhein-Westfalen, Sr. Discount Notes                                Zero Coupon        7/15/2010          445,000
    3,000,000      Callahan Nordrhein-Westfalen, Sr. Notes                                             14.0%          7/15/2010          555,000
    1,400,000      Chancellor Media Corp., Sr. Subordinated Notes, Series B                             8.75%         6/15/2007        1,468,250
    2,400,000      Chancellor Media Corp., Sr. Subordinated Notes, Series B                             8.125%       12/15/2007        2,499,000
    3,300,000      Charter Communcations Holdings Capital Corp.,
                      Sr. Discount Notes                                                               12.125%        1/15/2012        1,798,500
    4,000,000      Charter Communications, Inc., Sr.  Notes                                            10.0%           4/1/2009        3,820,000
    8,000,000      Diamond Cable Communications plc, Sr. Discount Notes (USD)                      Zero Coupon        2/15/2007        2,840,000(b)
    4,000,000      Diamond Cable Communications plc, Sr. Discount Notes (USD)                          11.75%        12/15/2005        1,420,000(b)
    8,000,000      DIVA Systems Corp., Sr. Discount Notes, Series B                               Zero Coupon       3/1/2008        1,080,000(b)
    4,750,000      EchoStar Broadband Corp., Sr. Notes                                                 10.375%        10/1/2007        5,118,125
    4,000,000      EchoStar DBS Corp., Sr. Notes                                                        9.125%        1/15/2009        4,140,000
    3,500,000      EchoStar DBS Corp., Sr. Notes                                                        9.375%         2/1/2009        3,666,250
    3,600,000      Grupo Televisa S.A., Notes (USD)                                                     8.0%          9/13/2011        3,699,000
    2,800,000      Insight Communications, Inc., Sr. Discount Notes                                Zero Coupon        2/15/2011        1,799,000
    2,000,000      Insight Midwest LP/Insight Capital, Sr. Notes                                       10.5%          11/1/2010        2,120,000
    3,500,000      Mediacom Broadband, LLC, Sr. Notes                                                  11.0%          7/15/2013        3,753,750
    4,000,000      Olympus Communications, LP, Sr. Notes                                               10.625        11/15/2006        3,860,000
    2,000,000      ONO Finance plc, Notes (USD)                                                        13.0%           5/1/2009          870,000
    1,900,000      ONO Finance plc, Sr. Notes                                                          14.0%          2/15/2011          826,500
    3,500,000      Optel, Inc., Sr. Notes, Series B                                                    11.5%           7/1/2008          927,500(c)
    3,200,000      PanAmSat Corp., Sr. Notes                                                            8.5%           2/1/2012        3,216,000
    9,600,000      Paxon Communications Corp., Sr. Discount Notes                                      12.25%         1/15/2009        7,176,000
    3,500,000      Quebecor Media, Inc., Sr. Notes                                                     11.125%        7/15/2011        3,731,875
    2,500,000      RCN Corp., Sr. Discount Notes                                                   Zero Coupon       10/15/2007          587,500
    5,500,000      Renaissance Media Group, LLC, Sr. Discount Notes                                Zero Coupon        4/15/2008        4,482,500
      735,528      Scott Cable Communications, Inc., Payment-In-Kind Jr.
                      Subordinated Notes                                                               16.0%          7/18/2002          114,926(c,d)
    1,200,000      Sinclair Broadcasting Group, Inc., Sr. Subordinated Notes                            8.75%        12/15/2011        1,266,000
    2,800,000      Sinclair Broadcasting Group, Sr. Subordinated Notes                                  8.0%          3/15/2012        2,856,000
    2,500,000      Spanish Broadcasting Systems, Inc., Sr. Subordinated Notes                           9.625%        11/1/2009        2,656,250
    3,500,000      Supercanal Holding S.A., Sr. Notes (USD)                                            11.5%          5/15/2005           61,250(c)
    4,800,000      Telewest Finance (Jersey), Ltd., Convertible Bonds                                   6.0%           7/7/2005        2,772,000
    3,500,000      UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B                           14.0%          5/15/2006          161,875(c)
    1,100,000      United Pan-Europe Communications N.V., Sr. Discount Notes
                   (USD)                                                                           Zero Coupon         2/1/2010          104,500(c)
    5,150,000      United Pan-Europe Communications N.V., Sr. Discount Notes
                   (USD)                                                                           Zero Coupon        11/1/2009          566,500(c)
                                                                                                                                    ------------
                                                                                                                                      97,410,132
                                                                                                                                    ------------

                   Chemicals - 4.0%
    3,000,000      Avecia Group plc, Sr. Notes (USD)                                                   11.0%           7/1/2009        3,165,000
      800,000      Compass Minerals Group, Inc., Sr. Subordinated Notes                                10.0%          8/15/2011          852,000
    4,200,000      Equistar Chemical, LP, Sr. Notes                                                    10.125%         9/1/2008        4,158,000
    4,500,000      IMC Global, Inc., Notes, Series B                                                   10.875%         6/1/2008        5,062,500
    1,200,000      ISP Chemco, Inc., Sr. Subordinated Notes, Series B                                  10.25%          7/1/2011        1,266,000
    2,600,000      ISP Holdings, Inc., Bonds                                                           10.625%       12/15/2009        2,678,000
    1,600,000      Lyondell Chemical Co., Secured Notes                                                 9.5%         12/15/2008        1,576,000
    2,000,000      Lyondell Chemical Co., Sr. Secured Notes, Series B                                   9.875%         5/1/2007        1,985,000
    3,050,000      MacDermid, Inc., Sr. Subordinated Notes                                              9.125%        7/15/2011        3,248,250
    2,400,000      OM Group, Inc., Sr. Subordinated Notes                                               9.25%        12/15/2011        2,496,000
                                                                                                                                    ------------
                                                                                                                                      26,486,750
                                                                                                                                    ------------

                   Conglomerates - 0.6%
   $3,000,000      TYCO International Group S.A., Notes (USD)                                           6.375%        2/15/2006       $2,530,140
    1,500,000      US Industries (USI American Holdings), Inc., Sr. Notes                               7.125%       10/15/2003        1,365,000
                                                                                                                                    ------------
                                                                                                                                       3,895,140
                                                                                                                                    ------------

                   Consumer Products - 2.3%
    1,200,000      Armkel Finance, Inc., Sr. Subordinated Notes                                         9.5%          8/15/2009        1,285,500
    2,000,000      Jostens, Inc., Sr. Subordinated Notes                                               12.75%          5/1/2010        2,250,000
    2,300,000      Playtex Products, Inc., Sr. Subordinated Notes                                       9.375%         6/1/2011        2,458,125
    3,000,000      Salton, Inc., Sr. Notes                                                             10.75%        12/15/2005        3,097,500
    3,400,000      Windmere-Durable Holdings, Inc., Sr. Subordinated Notes                             10.0%          7/31/2008        3,510,500
    2,700,000      Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B                          12.75%         8/15/2007        2,686,500
                                                                                                                                    ------------
                                                                                                                                      15,288,125
                                                                                                                                    ------------

                   Environmental - 2.0%
    3,000,000      Allied Waste North America, Inc., Secured Notes, Series B                            8.875%         4/1/2008        3,112,500
    9,000,000      Allied Waste North America, Inc., Sr. Subordinated Notes, Series B                  10.0%           8/1/2009        9,292,500
    1,000,000      Synagro Technologies, Inc., Sr. Subordinated Notes                                   9.5%           4/1/2009        1,022,500
                                                                                                                                    ------------
                                                                                                                                      13,427,500
                                                                                                                                    ------------

                   Finance - Commercial - 0.1%
    2,000,000      Finova Group, Inc., Notes                                                            7.5%         11/15/2009          720,000
                                                                                                                                    ------------

                   Finance - Consumer - 0.6%
    2,380,000      Altiva Financial Corp., Subordinated Notes                                          12.0%          6/15/2006          238,000(c,d)
    4,000,000      Dollar Financial Group, Inc., Sr. Notes, Series A                                   10.875%       11/15/2006        3,780,000
    3,650,000      United Companies Financial Corp., Subordinated Notes                                 8.375%         7/1/2005           31,938(c,d)
                                                                                                                                    ------------
                                                                                                                                       4,049,938
                                                                                                                                    ------------

                   Finance - Other - 0.8%
    5,200,000      Williams Scotsman, Inc., Sr. Notes                                                   9.875%         6/1/2007        5,317,000
                                                                                                                                    ------------

                   Finance - Structured - 2.5%
    2,800,000      FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                        11.05%          9/9/2010          840,840(c,d)
   10,020,000      Morgan Stanley & Co, Inc., Tracer Notes                                              8.152%         5/1/2012       10,079,990
    1,000,000      Namazu Re, Ltd., Floating Rate Notes                                                 6.4%          12/2/2004          997,770
    1,000,000      Prime Capital CalQuake & Eurowind, Ltd., Floating Rate Notes                         9.513%         1/7/2004          996,260
    1,000,000      Prime Capital Hurricane, Ltd., Floating Rate Notes                                   8.513%         1/7/2004          990,930
    1,000,000      SR Wind, Ltd., Floating Rate Notes, Class A-1                                        7.15%         5/18/2005        1,004,840
    2,000,000      Venture CDO 2002, Ltd., Subordinated Notes                                          13.06%         3/15/2015        2,000,000(d)
                                                                                                                                    ------------
                                                                                                                                      16,910,630
                                                                                                                                    ------------

                   Food & Beverage - 2.6%
    5,500,000      Aurora Foods, Inc., Sr. Subordinated Notes, Series D                                 9.875%        2/15/2007        5,534,375
    1,900,000      Del Monte Corp., Sr. Subordinated Notes, Series B                                    9.25%         5/15/2011        2,004,500
    2,300,000      Michael Foods Acquisition Corp., Sr. Subordinated Notes, Series B                   11.75%          4/1/2011        2,541,500
    5,290,000      New World Pasta Co., Sr. Subordinated Notes                                          9.25%         2/15/2009       $5,210,650
    2,000,000      Smithfield Foods, Inc., Sr. Notes, Series B                                          8.0%         10/15/2009        2,032,500
                                                                                                                                    ------------
                                                                                                                                      17,323,525
                                                                                                                                    ------------

                   Food & Beverage - Wholesale - 0.2%
    1,200,000      Nash Finch Co., Sr. Subordinated Notes, Series B                                     8.5%           5/1/2008        1,192,500
                                                                                                                                    ------------

                   Health Care - Drugs & Pharmaceuticals - 1.0%
    3,200,000      AAIPharm, Inc., Sr. Subordinated Notes                                              11.0%           4/1/2010        3,312,000
    3,200,000      Biovail Corp., Sr. Subordinated Notes                                                7.875%         4/1/2010        3,184,000
                                                                                                                                    ------------
                                                                                                                                       6,496,000
                                                                                                                                    ------------

                   Health Care Management - 3.5%
    6,500,000      Concentra Operating Corp., Sr. Subordinated Notes                                   13.0%          8/15/2009        7,345,000
    6,000,000      Extendicare Health Services, Inc., Sr. Subordinated Notes                            9.35%        12/15/2007        5,700,000
    1,900,000      Magellan Health Services, Inc., Sr. Notes                                            9.375%       11/15/2007        1,909,500
    1,500,000      Magellan Health Services, Inc., Sr. Subordinated Notes                               9.0%          2/15/2008        1,282,500
    3,850,000      Triad Hospitals, Inc., Sr. Notes                                                     8.75%          5/1/2009        4,129,125
    3,090,000      Vanguard Health Systems, Inc., Sr. Subordinated Notes                                9.75%          8/1/2011        3,267,675
                                                                                                                                    ------------
                                                                                                                                      23,633,800
                                                                                                                                    ------------

                   Health Care Services - 3.2%
    2,800,000      AdvancePCS, Sr. Notes                                                                8.5%           4/1/2008        2,968,000
    3,000,000      Fresnius Medical Capital Trust II, Unit Security                                     7.875%         2/1/2008        3,022,500
    1,000,000      Hanger Orthopedic Group, Inc., Sr. Notes                                            10.375%        2/15/2009        1,070,000
    2,000,000      Insight Health Services Corp., Sr. Subordinated Notes                                9.875%        11/1/2011        2,070,000
    3,200,000      Omnicare, Inc., Sr. Notes, Series B                                                  8.125%        3/15/2011        3,400,000
      800,000      Rotech Healthcare, Inc., Sr. Subordinated Notes                                      9.5%           4/1/2012          840,000
    1,900,000      Team Health, Inc., Notes, Series B                                                  12.0%          3/15/2009        2,137,500
    3,400,000      United Surgical Partners Holdings, Inc., Sr. Subordinated Notes                     10.0%         12/15/2011        3,519,000
    2,000,000      Vicar Operating, Inc., Sr. Subordinated Notes                                        9.875%        12/1/2009        2,150,000
                                                                                                                                    ------------
                                                                                                                                      21,177,000
                                                                                                                                    ------------

                   Homebuilding - 1.3%
    3,250,000      Beazer Homes USA, Inc., Sr. Notes                                                    8.625%        5/15/2011        3,355,625
    3,000,000      Ryland (The) Group, Inc., Sr. Notes                                                  9.75%          9/1/2010        3,315,000
    2,000,000      Schuler Homes, Inc., Sr. Notes                                                       9.375%        7/15/2009        2,080,000
                                                                                                                                    ------------
                                                                                                                                       8,750,625
                                                                                                                                    ------------

                   Insurance - 0.1%
    5,000,000      SIG Capital Trust I, Bond                                                            9.5%          8/15/2027          500,000(c)
                                                                                                                                    ------------

                   Leisure & Entertainment - 0.5%
    3,000,000      Six Flags, Inc., Sr. Notes                                                           8.875%         2/1/2010        3,060,000
                                                                                                                                    ------------

                   Lodging & Hotels - 1.9%
    1,900,000      CapStar Hotel Company, Convertible Subordinated Notes
                      (MeriStar Hospitality Corp.)                                                      4.75%        10/15/2004        1,714,750
    2,400,000      Felcor Lodging, LP, Sr. Notes                                                        8.5%           6/1/2011       $2,466,000
    2,000,000      HMH Properties, Inc., Sr. Notes, Series B                                            7.875%         8/1/2008        1,975,000
    2,000,000      Host Marriott, LP, Sr. Notes                                                         9.5%          1/15/2007        2,122,500
    4,000,000      MeriStar Hospitality Corp., Notes                                                    9.125%        1/15/2011        4,130,000
                                                                                                                                    ------------
                                                                                                                                      12,408,250
                                                                                                                                    ------------

                   Machinery & Equipment - 1.5%
    3,200,000      AGCO Corp., Sr. Subordinated Notes                                                   8.5%          3/15/2006        3,248,000
    4,000,000      Anthony Crane Rentals, LP, Sr. Discount Debentures,
                      Series B                                                                     Zero Coupon        8/1/2009           100,000
    2,300,000      Budget Group, Inc., Sr. Notes                                                        9.125%         4/1/2006          517,500(c)
    1,600,000      Terex Corp., Sr. Subordinated Notes                                                  9.25%         7/15/2011        1,692,000
    4,250,000      United Rentals, Inc., Sr. Notes, Series B                                           10.75%         4/15/2008        4,696,250
                                                                                                                                    ------------
                                                                                                                                      10,253,750
                                                                                                                                    ------------

                   Metals & Mining - 0.5%
    1,200,000      Steel Dynamics, Inc., Sr. Notes                                                      9.5%          3/15/2009        1,272,000
    1,600,000      UCAR Finance, Inc., Sr. Notes                                                       10.25%         2/15/2012        1,692,000
    1,500,000      Weirton Steel Corp., Sr. Notes                                                      11.375%         7/1/2004          262,500(c)
    1,000,000      Weirton Steel Corp., Sr. Notes                                                      10.75%          6/1/2005          240,000(c)
                                                                                                                                    ------------
                                                                                                                                       3,466,500
                                                                                                                                    ------------

                   Oil & Gas - 4.1%
    2,200,000      Belden & Blake Corp., Sr. Subordinated Notes, Series B                               9.875%        6/15/2007        1,980,000
    3,800,000      BRL Universal Equipment Corp., Secured Notes                                         8.875%        2/15/2008        3,952,000
    2,200,000      Comstock Resources, Inc., Sr. Notes                                                 11.25%          5/1/2007        2,304,500
    5,000,000      Dresser, Inc., Sr. Subordinated Notes                                                9.375%        4/15/2011        5,212,500
    1,800,000      El Paso Energy, LP, Sr. Subordinated Notes, Series B                                 8.5%           6/1/2011        1,863,000
    2,700,000      HORNBECK-LEEVAC Marine Services, Inc., Sr. Notes                                    10.625%         8/1/2008        2,835,000
    1,600,000      Magnum Hunter Resources, Inc., Sr. Notes                                             9.6%          3/12/2012        1,688,000
    2,500,000      Pogo Producing Co.,Sr. Subordinated Notes, Series B                                  8.25%         4/15/2011        2,612,500
    2,800,000      Port Arthur Finance Corp., Sr. Secured Notes                                        12.5%          1/15/2009        3,164,000
    1,600,000      Western Oil Sands, Inc., Secured Notes                                               8.375%         5/1/2012        1,664,000
                                                                                                                                    ------------
                                                                                                                                      27,275,500
                                                                                                                                    ------------

                   Packaging & Containers - 3.8%
    2,000,000      Crown Cork & Seal Company, Inc.                                                      7.125%         9/1/2002        1,935,000
    3,500,000      Fonda Group, Inc., Sr. Subordinated Notes, Series B                                  9.5%           3/1/2007        2,817,500
    3,600,000      Owens-Brockway Glass Container, Sr. Secured Notes                                    8.875%        2/15/2009        3,735,000
    2,800,000      Plastipak Holdings, Inc., Sr. Notes                                                 10.75%          9/1/2011        3,076,500
    1,200,000      Pliant Corp., Sr. Subordinated Notes                                                13.0%           6/1/2010        1,248,000
    2,000,000      Pliant Corp., Sr. Subordinated Notes                                                13.0%           6/1/2010        2,130,000
    5,000,000      Radnor Holdings Corp., Sr. Notes                                                    10.0%          12/1/2003        4,200,000
    4,550,000      Riverwood International Corp., Sr. Notes                                            10.625%         8/1/2007        4,811,625
    1,600,000      Silgan Holdings, Inc., Sr. Subordinated Debentures                                   9.0%           6/1/2009        1,670,000
                                                                                                                                    ------------
                                                                                                                                      25,623,625
                                                                                                                                    ------------

                   Paper & Forest Products - 1.2%
    2,400,000      Ainsworth Lumber Co. Ltd., Sr. Secured Notes, Payment-In-Kind                       12.5%          7/15/2007       $2,616,000
    4,000,000      Corporacion Durango S.A. De C.V., Sr. Notes (USD)                                   13.125%         8/1/2006        4,045,000
    3,000,000      Doman Industries Ltd., Sr. Notes                                                     8.75%         3/15/2004          765,000(b)
    1,200,000      Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                            10.0%           7/1/2007          279,000(c)
    2,400,000      Pindo Deli Finance Mauritius, Sr. Notes (USD)                                       10.25%         10/1/2002          474,000(c)
                                                                                                                                    ------------
                                                                                                                                       8,179,000
                                                                                                                                    ------------

                   Publishing - 0.8%
    1,900,000      Advanstar Communications, Inc.                                                      12.0%          2/15/2011        1,721,875
      723,000      MDC Communications Corp., Sr. Subordinated Notes                                    10.5%          12/1/2006          647,085
    3,000,000      PRIMEDIA, Inc., Sr. Notes                                                           10.25%          6/1/2004        2,925,000
                                                                                                                                    ------------
                                                                                                                                       5,293,960
                                                                                                                                    ------------

                   Restaurants - 0.6%
    3,850,000      Tricon Global Restaurants, Inc., Sr. Notes                                           8.875%        4/15/2011        4,158,000
                                                                                                                                    ------------

                   Retail - 3.0%
    2,400,000      AutoNation, Inc., Sr. Notes                                                          9.0%           8/1/2008        2,562,000
    2,300,000      Carter (William) Co., Sr. Subordinated Notes, Series B                              10.875%        8/15/2011        2,478,250
    1,200,000      Gap, Inc., Convertible Bonds                                                         5.75%         3/15/2009        1,345,500
    2,250,000      Group1 Automotive, Inc., Sr. Subordinated Notes                                     10.875%         3/1/2009        2,418,750
    3,450,000      Office Depot, Inc., Sr. Subordinated Notes                                          10.0%          7/15/2008        3,915,750
    4,500,000      TravelCenters of America, Inc., Sr. Subordinated Notes                              12.75%          5/1/2009        4,978,125
    2,400,000      United Auto Group, Inc., Sr. Subordinated Notes                                      9.625%        3/15/2012        2,514,000
                                                                                                                                    ------------
                                                                                                                                      20,212,375
                                                                                                                                    ------------

                   Retail - Food - 1.0%
    1,800,000      Great Atlantic & Pacific Tea, Inc., Sr. Notes                                        9.125%       12/15/2011        1,903,500
    4,500,000      Stater Brothers Holdings, Sr. Notes                                                 10.75%         8/15/2006        4,809,375
                                                                                                                                    ------------
                                                                                                                                       6,712,875
                                                                                                                                    ------------

                   Services - 1.6%
    2,000,000      Avis Group Holdings, Inc., Sr. Subordinated Notes                                   11.0%           5/1/2009        2,230,000
    1,600,000      JohnsonDiversey, Inc., Sr. Subordinated Notes                                        9.625%        5/15/2012        1,670,000
    4,000,000      KinderCare Learning Centers, Inc., Sr. Subordinated Notes                            9.5%          2/15/2009        3,980,000
    2,700,000      Stewart Enterprises, Inc., Sr. Subordinated Notes                                   10.75%          7/1/2008        2,986,875
                                                                                                                                    ------------
                                                                                                                                      10,866,875
                                                                                                                                    ------------

                   Technology - Hardware - 2.2%
    2,000,000      Aavid Thermal Technologies, Inc., Sr. Subordinated Notes                            12.75%          2/1/2007        1,310,000
    2,700,000      Amkor Technology, Inc., Sr. Notes                                                    9.25%         2/15/2008        2,733,750
    1,706,250      ASAT Finance, LLC, Sr. Notes                                                        12.5%          11/1/2006        1,475,906
    1,700,000      Dictaphone Corp., Sr. Subordinated Notes                                            11.75%          8/1/2005          144,500(c)
    4,000,000      Solectron Corp., Convertible Notes                                              Zero Coupon       11/20/2020        1,890,000
    3,900,000      Unisys Corp., Sr. Notes                                                              8.125%         6/1/2006        3,997,500
    3,600,000      Xerox Credit Corp., Notes                                                            6.1%         12/16/2003        3,384,000
                                                                                                                                    ------------
                                                                                                                                      14,935,656
                                                                                                                                    ------------

                   Technology - Software - 0.4%
   $2,800,000      Computer Associates International, Inc., Sr. Notes, Series B                         6.25%         4/15/2003       $2,726,867
                                                                                                                                    ------------

                   Telecommunications - Data/Internet - 0.2%
    3,000,000      Cybernet Internet Services International, Sr. Notes                                 14.0%           7/1/2009           11,250(b)
    5,150,000      FirstWorld Communications, Inc., Sr. Discount Notes                             Zero Coupon        4/15/2008          527,875(c)
    6,000,000      PSINet, Inc., Sr. Notes, Series B                                                   10.0%          2/15/2005          622,500(c)
    3,200,000      Rhythms NetConnections, Inc., Sr. Discount Notes, Series B                      Zero Coupon        5/15/2008           80,000
    4,700,000      Rhythms NetConnections, Inc., Sr. Notes                                             12.75%         4/15/2009          117,500
                                                                                                                                    ------------
                                                                                                                                       1,359,125
                                                                                                                                    ------------

                   Telecommunications - Wireless - 8.8%
    1,500,000      Alamosa Delaware, Inc., Sr. Notes                                                   12.5%          2/01/2011        1,286,250
    3,100,000      Alamosa PCS Holdings, Inc., Sr. Discount Notes                                  Zero Coupon        2/15/2010        1,503,500
    4,000,000      American Mobile Satellite Corp., Sr. Notes, Series B                                12.25%          4/1/2008        1,500,000(c)
    2,000,000      American Tower Corp., Convertible Notes                                              5.0%          2/15/2010        1,147,500
    2,250,000      Centennial Cellular Operating Co., Sr. Subordinated Notes                           10.75%        12/15/2008        1,209,375
    2,500,000      Crown Castle International Corp., Sr. Discount Notes                            Zero Coupon        5/15/2011        1,550,000
    3,500,000      Crown Castle International Corp., Sr. Notes                                          9.375%         8/1/2011        3,010,000
    4,700,000      Horizon PCS, Inc., Sr. Notes                                                    Zero Coupon        10/1/2010        1,645,000
    4,000,000      Horizon PCS, Inc., Sr. Notes                                                        13.75%         6/15/2011        2,940,000
    2,800,000      Iridium LLC/Capital Corp., Sr. Notes, Series A                                      13.0%          7/15/2005          196,000(c)
    3,150,000      Iridium LLC/Capital Corp., Sr. Notes, Series B                                      14.0%          7/15/2005          220,500(c)
    1,500,000      IWO Holdings, Inc., Sr. Unsecured Notes                                             14.0%          1/15/2011        1,282,500
    6,500,000      Loral Cyberstar, Inc., Sr. Unsecured Notes                                          10.0%          7/15/2006        5,037,500
    5,750,000      McCaw International, Ltd., Sr. Discount Notes                                   Zero Coupon        4/15/2007          345,000(c)
    3,800,000      Metrocall, Inc., Sr. Subordinated Notes                                             11.0%          9/15/2008           52,250(c)
    2,800,000      Microcell Telecommunications, Inc., Sr. Discount Notes                          Zero Coupon         6/1/2006        1,470,000
    8,000,000      Millicom International Cellular S.A., Sr. Discount Notes (USD)                      13.5%           6/1/2006        4,680,000
    2,000,000      Nextel Communications, Inc., Sr. Discount Notes                                 Zero Coupon       10/31/2007        1,350,000
    6,000,000      Nextel Communications, Inc., Sr. Notes                                               9.5%           2/1/2011        4,125,000
    3,000,000      Nextel International, Inc., Sr. Notes                                               12.75%          8/1/2010          187,500(c)
    4,300,000      Nextel Partners, Inc., Sr. Notes                                                    11.0%          3/15/2010        2,762,750
    5,000,000      PageMart Nationwide, Inc., Sr. Discount Exchange Notes                              15.0%           2/1/2005           37,500(c)
    3,400,000      PTC International Finance B.V., Sr. Secured Notes (USD)                         Zero Coupon         7/1/2007        3,408,500
    9,000,000      SpectraSite Holdings, Inc., Sr. Discount Notes                                  Zero Coupon        3/15/2010        2,700,000
    2,000,000      Telecorp PCS, Inc., Sr. Subordinated Notes                                          10.625%        7/15/2010        2,290,000
      565,271      Teletrac, Inc., Notes                                                                9.0%           1/1/2004          455,043
    2,300,000      Tritel PCS, Inc., Sr. Subordinated Notes                                            10.375%        1/15/2011        2,564,500
    4,000,000      Tritel PCS, Inc., Sr. Subordinated Notes                                        Zero Coupon        5/15/2009        3,600,000
    4,000,000      UbiqueTel Operating Co., Sr. Subordinated Notes                                 Zero Coupon        4/15/2010        1,500,000
    6,500,000      US Unwired, Inc., Sr. Discount Notes, Series B                                  Zero Coupon        11/1/2009        4,355,000
    3,100,000      USA Mobile Communications, Inc., Sr. Notes                                          14.0%          11/1/2004          263,500(c)
                                                                                                                                    ------------
                                                                                                                                      58,674,668
                                                                                                                                    ------------

                   Telecommunications - Wireline - 2.3%
    2,000,000      Asia Global Crossing, Ltd., Sr. Notes                                               13.375%       10/15/2010         $460,000(c)
    2,000,000      Birch Telecom, Inc., Sr. Notes                                                      14.0%          6/15/2008           32,500(c)
    2,900,000      Completel Europe N.V., Sr. Discount Notes, Series B (USD)                       Zero Coupon        2/15/2009          221,125
    3,000,000      DTI Holdings, Inc., Sr. Discount Notes, Series B                                Zero Coupon         3/1/2008           15,000(c)
    2,000,000      FLAG, Ltd., Sr. Notes                                                                8.25%         1/30/2008          350,000(c)
    1,996,357      Global Crossing Holdings, Ltd., Floating Rate Bank Debt, Term B                      5.59%         6/30/2006          439,199(c)
    7,000,000      GT Group Telecom, Inc., Sr. Discount Notes                                      Zero Coupon         2/1/2010          315,000
    1,200,000      Hyperion Telecommunications, Inc., Sr. Discount Notes, Series B                     13.0%          4/15/2003           30,000(c)
    2,850,000      Hyperion Telecommunications, Inc., Sr. Notes, Series B                              12.25%          9/1/2004          612,750(c)
    5,000,000      IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                               Zero Coupon         5/1/2006          275,000(c)
    5,900,000      Intermedia Communications, Inc., Sr. Discount Notes, Series B                   Zero Coupon         3/1/2009        2,979,500
    5,000,000      Logix Communications Enterprises, Inc., Sr. Notes                                   12.25%         6/15/2008        1,775,000(c)
    2,750,000      Metromedia Fiber Network, Inc., Sr. Notes                                           10.0%         12/15/2009          220,000(b)
    3,000,000      Netia Holdings B.V., Sr. Discount Notes, Series B (USD)                             11.25%         11/1/2007          525,000(c)
    6,100,000      NEXTLINK Communications, Inc., Sr. Notes                                             9.625%        10/1/2007          854,000(c)
    3,000,000      NEXTLINK Communications, LLC, Sr. Notes                                             12.5%          4/15/2006          423,750(c)
    5,000,000      Northeast Optic Network, Inc., Sr. Notes                                            12.75%         8/15/2008          662,500(c)
    5,000,000      Pathnet, Inc., Sr. Notes                                                            12.25%         4/15/2008           68,750(c)
    3,000,000      Qwest Capital Funding, Inc., Unsecured Notes                                         7.9%          8/15/2010        2,208,657
    3,000,000      Qwest Capital Funding, Inc., Unsecured Notes                                         7.75%         8/15/2006        2,327,226
    2,800,000      Williams Communications Group, Inc., Sr. Notes                                      11.7%           8/1/2008          406,000(c)
                                                                                                                                    ------------
                                                                                                                                      15,200,957
                                                                                                                                    ------------

                   Textiles & Apparel - 1.3%
    2,000,000      Dan River, Inc., Sr. Subordinated Notes                                             10.125%       12/15/2003        1,410,000
    4,150,000      Levi Strauss & Co., Sr. Notes                                                       11.625%        1/15/2008        4,440,500
    2,600,000      Perry Ellis International, Inc., Sr. Subordinated Notes, Series B                   12.25%          4/1/2006        2,710,500
                                                                                                                                    ------------
                                                                                                                                       8,561,000
                                                                                                                                    ------------

                   Transportation - 1.6%
    3,800,000      Allied Holdings, Inc., Sr. Notes, Series B                                           8.625%        10/1/2007        3,211,000
    2,250,000      Kansas City Southern Railway Co., Sr. Notes                                          9.5%          10/1/2008        2,444,063
    3,000,000      RailAmerica Transportation Corp., Sr. Subordinated Notes                            12.875%        8/15/2010        3,303,750
    2,200,000      Windsor Petroleum Transport Corp., Notes                                             7.84%         1/15/2021        1,787,302(d)
                                                                                                                                    ------------
                                                                                                                                      10,746,115
                                                                                                                                    ------------

                   Utilities - 6.6%
    4,000,000      AES Corp., Sr. Notes                                                                 8.875%        2/15/2011        3,260,000
    3,200,000      Calpine Corp., Convertible Bonds                                                     4.0%         12/26/2006        2,996,000
    8,200,000      Calpine Corp., Sr. Notes                                                             8.5%          2/15/2011        7,023,251
    7,000,000      Edison Mission Energy, Sr. Notes                                                     9.875%        4/15/2011        7,117,579
    1,750,000      Midland Cogen Venture Fund II, Secured Lease Obligation Bonds,
                      Series A                                                                         11.75%         7/23/2005        1,909,737
    3,550,000      Midland Cogen Venture Fund II, Subordinated Secured Lease
                      Obligation Bonds                                                                 13.25%         7/23/2006        4,051,842
    4,000,000      Mirant Corp., Fixed Rate Collateral Trust Certificates,
                      Series 2001-14                                                                    7.2%          6/15/2004       $3,428,780
    5,000,000      Orion Power Holdings, Inc., Sr. Notes                                               12.0%           5/1/2010        5,750,000
    3,800,000      PSEG Energy Holdings, Inc., Sr. Notes                                                8.625%        2/15/2008        3,847,215
    4,800,000      TNP Enterprises, Inc., Sr. Subordinated Notes, Series B                             10.25%          4/1/2010        5,064,000
                                                                                                                                    ------------
                                                                                                                                      44,448,404
                                                                                                                                    ------------
                          Total Corporate Bonds (cost $747,080,347)                                                                  591,802,853
                                                                                                                                    ------------

      Shares
      ------

                   PREFERRED STOCKS - 6.6% (a)
                   Convertible - 0.3%
       23,522      McLeodUSA, Inc., Convertible Preferred Stock, Series A                                                                124,667
       40,000      Solectron Corp., Convertible Preferred Stock                                                                          846,000
       20,000      Tribune Co., Convertible Preferred Stock (AOL Time Warner)                                                          1,390,000
                                                                                                                                    ------------
                                                                                                                                       2,360,667
                                                                                                                                    ------------

                   Non-Convertible - 6.3%
        2,734      Broadwing Communications, Preferred Stock, Series B                                                                 1,373,835
       65,000      Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                                     3,698,500
       53,516      Communications & Power Industries, Inc., Preferred Stock, Series B                                                    602,055
        2,094      Crown Castle International Corp., Payment-In-Kind Preferred Stock                                                   1,104,585
       26,325      CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                                 2,467,969
       55,623      CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                                 5,353,714
        4,094      Cumulus Media, Inc., Payment-In-Kind Preferred Stock, Series A                                                      4,554,575
        2,893      Dobson Communications Corp., 12.25% Payment-In-Kind Preferred Stock                                                 2,234,843
        7,658      Dobson Communications Corp., 13.0% Payment-In-Kind Preferred Stock                                                  6,375,285
        5,091      Granite Broadcasting Corp., Payment-in-Kind Preferred Stock                                                         2,914,598
        1,914      Intermedia Communications, Inc., Payment-In-Kind Preferred Stock                                                      885,225
        1,200      J Crew Group, Preferred Stock                                                                                       1,032,000(b,d)
        6,195      Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                              2,400,563
       32,000      PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                                              1,448,000
       36,500      PRIMEDIA, Inc., Preferred Stock, Series D                                                                           1,761,125
       17,000      PRIMEDIA, Inc., Preferred Stock, Series F                                                                             803,250
        2,600      Sovereign REIT, Non-Cumulative Preferred Stock, Series A                                                            2,918,500
                                                                                                                                    ------------
                                                                                                                                      41,928,622
                                                                                                                                    ------------
                          Total Preferred Stock (cost $65,879,481)                                                                    44,289,289
                                                                                                                                    ------------

                   COMMON STOCKS & STOCK WARRANTS - 0.7% (a,b)
        3,000      Aavid Thermal Technologies, Inc., Stock Warrants                                                                       30,750
        4,000      Airgate PCS, Inc., Stock Warrants                                                                                     126,500
        2,900      ASAT Finance, LLC, Stock Warrants                                                                                       7,975
        2,000      Birch Telecom, Inc., Stock Warrants                                                                                        20
        3,000      Cable Satisfaction International, Inc., Stock Warrants                                                                 22,500
        1,890      Communications & Power Industries, Inc., Common Stock                                                                     255(d)
      113,633      Covad Communications Group, Inc., Common Stock                                                                        228,402
        3,000      Cybernet Internet Services International, Stock Warrants                                                                  750(d)
       24,000      DIVA Systems Corp., Stock Warrants                                                                                        240
        7,000      GT Group Telecom, Inc., Stock Warrants                                                                                 14,000
        3,750      Horizon PCS, Inc., Stock Warrants                                                                                     112,969
      108,276      ICO Global Communications Holdings, Ltd., Common Stock                                                                292,345
      149,863      Imperial Sugar Co., Common Stock                                                                                      824,247
        2,800      iPCS, Inc., Stock Warrants                                                                                             28,350
        1,500      IWO Holdings, Inc., Stock Warrants                                                                                     37,688
        9,500      Jazztel plc, Stock Warrants (USD)                                                                                      79,563
        3,990      Josten's, Inc., Stock Warrants                                                                                         80,798
       72,734      Loral Space & Communications, Inc., Stock Warrants                                                                    100,009
       30,000      Magellan Health Services, Inc., Common Stock                                                                          223,500
       52,125      McLeodUSA, Inc., Stock Warrants                                                                                        10,425
        3,500      Motient Corp., Stock Warrants                                                                                             473
        2,800      ONO Finance, plc, Cash Rights (USD)                                                                                     1,050
        1,900      ONO Finance, plc, Stock Warrants (USD)                                                                                    713
        3,000      Pliant Corp., Stock Warrants                                                                                           30,750
       19,360      Protection One Alarm Monitoring, Stock Warrants                                                                         2,614
        3,000      RailAmerica Transportation Corp., Stock Warrants                                                                      151,875
       39,141      Telus Corp., Common Stock                                                                                             370,274
       13,500      TravelCenters of America, Inc., Stock Warrants                                                                        135,000
        3,700      Ubiquitel Operating Co., Stock Warrants                                                                               137,363
        2,350      Vernado Holdings, Inc., Stock Warrants                                                                                 19,975
        4,545      Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                                17,612
        4,545      Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                                 7,386
      417,436      Wilshire Financial Services Group, Inc., Common Stock                                                                 960,103
        2,700      Winsloew Furniture, Inc., Stock Warrants                                                                               28,350
       50,852      WorldCom, Inc., Common Stock                                                                                          126,062
        2,000      XM Satellite Radio, Inc., Stock Warrants                                                                               61,000
      307,011      @Track Communications, Inc., Common Stock                                                                             509,638
        2,000      @Track Communications, Inc., Stock Warrants                                                                             3,810(d)
                                                                                                                                    ------------
                          Total Common Stock (cost $16,211,941)                                                                        4,785,334
                                                                                                                                    ------------

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date
      ---------                                                                                      ----           ---------

                   SHORT-TERM SECURITIES - 4.2% (a)
                   Commercial Paper
   $7,860,000      Enterprise Funding Corp.                                                             1.88%          5/1/2002        7,860,000
   20,000,000      General Electric Capital Corp.                                                       1.88%          5/1/2002       20,000,000
                                                                                                                                    ------------
                          Total Short-Term Securities (at amortized cost)                                                             27,860,000
                                                                                                                                    ------------

                          Total Investments (cost $857,031,769)                                                                     $668,737,476(f)
                                                                                                                                    ============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood High Yield Fund.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through April 30, 2002, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of April 30, 2002.

                                                                                                    Acquisition
                                Security                                                               Date                      Cost
        --------------------------------------------------------------------------------------------------------------------------------
        Altiva Financial Corp., Subordinated Notes                                                     11/16/96               $5,888,791
        Communications & Power Industries, Inc., Common Stock                                            8/2/95                  172,871
        Cybernet Internet Services International, Stock Warrants                                         7/1/99                  779,583
        FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                                     9/4/98                2,660,939
        J Crew Group, Preferred Stock                                                                  10/23/97                1,218,000
        Scott Cable Communications, Inc., Payment-In-Kind Jr. Subordinated Notes                        1/21/92                  103,099
        United Companies Financial Corp., Subordinated Notes                                             8/3/98                3,306,645
        Venture CDO 2002, Ltd., Subordinated Notes                                                      3/13/02                2,000,000
        Windsor Petroleum Transport Corp., Notes                                                        4/21/98                1,734,250
        @Track Communications, Inc., Stock Warrants                                                     9/18/97                   31,466

(e) At April 30, 2002, cash of $84,000 was pledged as the initial margin deposit on the following financial futures contracts:

                                                                                             Notional
                                         Number of        Expiration                          Market           Principal        Unrealized
            Type                         Contracts           Date            Position          Value            Amount             Loss
-----------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures                 60              June 2002           Short         $6,333,750       $6,295,313          $38,438

(f) At April 30, 2002, the aggregate cost of securities for federal tax purposes was $857,031,769 and the net unrealized depreciation of investments based on that cost was $188,294,293 which is comprised of $33,640,217 aggregate gross unrealized appreciation and $221,934,510 aggregate gross unrealized depreciation.

(g) Miscellaneous footnotes:
(USD) - Denominated in U.S. Dollars.

Lutheran Brotherhood Income Fund
Portfolio of Investments
April 30, 2002

(unaudited)

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date              Value
      ---------                                                                                      ----           --------            -----

                   CORPORATE BONDS - 50.3% (a)
                   Aerospace & Defense - 1.3%
   $6,000,000      Raytheon Co., Debentures                                                             6.0%         12/15/2010       $5,788,213
    4,197,856      Systems 2001 Asset Trust, LLC, Equipment Trust Pass
                      Through Certificates, Series 2001-G                                               6.664%        9/15/2013        4,378,373
                                                                                                                                    ------------
                                                                                                                                      10,166,586
                                                                                                                                    ------------

                   Airlines - 2.6%
    1,495,900      American Airlines, Inc., Pass Through Trust
                      Certificates, Series 2001-2-A1                                                    6.978%         4/1/2011        1,542,952
    1,500,000      American Airlines, Inc., Pass Through Trust Certificates,
                      Series 2001-2-A2                                                                  7.858%        10/1/2011        1,592,502
    5,764,886      Continental Airlines, Inc., Series 2000-1-A1 Pass Through
                      Certificates                                                                      8.048%        11/1/2020        5,830,001
    5,000,000      Delta Airlines, Inc., Pass Through Certificates                                      6.718%         1/2/2023        5,040,050
    2,250,000      Delta Airlines, Inc., Pass Through Certificates                                      6.417%         7/2/2012        2,269,868
    4,000,000      Southwest Airlines Co., Pass Through Certificates, Series A-2                        5.496%        11/1/2006        3,999,246
                                                                                                                                    ------------
                                                                                                                                      20,274,619
                                                                                                                                    ------------

                   Automotive - 1.5%
    4,000,000      General Motors Acceptance Corp., Notes                                               6.875%        9/15/2011        4,006,380
    1,500,000      General Motors Acceptance Corp., Notes                                               6.125%        9/15/2006        1,518,782
    6,000,000      Hertz Corp., Notes                                                                   7.4%           3/1/2011        5,748,918
                                                                                                                                    ------------
                                                                                                                                      11,274,080
                                                                                                                                    ------------

                   Banks - 6.5%
    5,000,000      Abbey National Capital Trust I Preferred Securities                                  8.963%       12/29/2049        5,781,495
    6,000,000      Bank One Corp., Notes                                                                6.0%           8/1/2008        6,078,348
    7,500,000      Capital One Bank, Notes                                                              6.5%          7/30/2004        7,591,478
    4,500,000      Corporacion Andina De Fomento, Notes (USD)                                           6.875%        3/15/2012        4,565,421
    4,000,000      Marshall & Ilsley Bank, Notes                                                        6.375%         9/1/2011        4,018,036
    5,500,000      PNC Funding Corp., Sr. Notes                                                         5.75%          8/1/2006        5,580,141
    6,000,000      Standard Chartered Bank, Bonds                                                       8.0%          5/30/2031        6,258,978
    6,000,000      US Bank NA, Notes                                                                    6.3%           2/4/2014        5,999,094
    4,500,000      Wells Fargo Capital, Capital Trust Preferred Securities                              7.73%         12/1/2026        4,580,888
                                                                                                                                    ------------
                                                                                                                                      50,453,879
                                                                                                                                    ------------

                   Broadcasting & Media - 2.7%
    4,000,000      AOL Time Warner, Inc., Notes                                                         6.75%         4/15/2011        3,795,140
    3,000,000      Charter Communications Holdings Capital Corp., Sr. Notes                             9.625%       11/15/2009        2,805,000
    4,000,000      CSC Holdings, Inc., Sr. Notes, Series B                                              7.625%         4/1/2011        3,752,880
    1,500,000      Disney (Walt) Co., Global Notes                                                      6.375%         3/1/2012        1,486,163
    1,500,000      Disney (Walt) Co., Notes                                                             7.0%           3/1/2032        1,478,840
    2,100,000      EchoStar DBS Corp., Sr. Notes                                                        9.125%        1/15/2009        2,173,500
    5,000,000      Viacom, Inc., Notes                                                                  5.625%         5/1/2007        4,987,800
                                                                                                                                    ------------
                                                                                                                                      20,479,323
                                                                                                                                    ------------

                   Building Materials - 0.8%
    4,000,000      Mohawk Industries, Inc., Bonds                                                       6.5%          4/15/2007       $4,084,560
    2,000,000      Mohawk Industries, Inc., Notes                                                       7.2%          4/15/2012        2,061,716
                                                                                                                                    ------------
                                                                                                                                       6,146,276
                                                                                                                                    ------------

                   Chemicals - 0.9%
    7,000,000      Praxair, Inc., Bonds                                                                 6.375%         4/1/2012        7,088,886
                                                                                                                                    ------------

                   Conglomerates - 0.8%
    2,000,000      General Electric Capital Corp., Bonds                                                5.375%        3/15/2007        2,017,040
    4,000,000      General Electric Capital Corp., Medium Term Notes                                    6.75%         3/15/2032        3,962,244
                                                                                                                                    ------------
                                                                                                                                       5,979,284
                                                                                                                                    ------------

                   Environmental - 1.0%
    1,800,000      Allied Waste, North America, Secured Notes, Series B                                 8.875%         4/1/2008        1,867,500
    5,500,000      Waste Management, Inc., Sr. Notes                                                    6.5%         11/15/2008        5,481,025
                                                                                                                                    ------------
                                                                                                                                       7,348,525
                                                                                                                                    ------------

                   Finance - Consumer - 0.7%
    5,500,000      Countrywide Home Loans, Inc., Notes                                                  5.5%           8/1/2006        5,516,973
                                                                                                                                    ------------

                   Food & Beverage - 2.4%
    7,500,000      Coca-Cola Enterprises, Inc., Notes                                                   5.25%         5/15/2007        7,491,795
    3,000,000      General Mills, Inc., Notes                                                           5.125%        2/15/2007        2,953,248
    4,000,000      General Mills, Inc., Notes                                                           6.0%          2/15/2012        3,889,100
    4,000,000      Kellogg Co., Notes, Series B                                                         6.0%           4/1/2006        4,119,840
                                                                                                                                    ------------
                                                                                                                                      18,453,983
                                                                                                                                    ------------

                   Health Care - Drugs & Pharmaceuticals - 0.3%
    2,000,000      Baxter International, Inc., Notes                                                    5.25%          5/1/2007        2,005,040
                                                                                                                                    ------------

                   Health Care Management - 1.9%
      750,000      Coverntry Health Care, Inc., Sr. Notes                                               8.125%        2/12/2012          776,250
      500,000      Manor Care, Inc., Sr. Notes                                                          8.0%           3/1/2008          530,000
    4,000,000      Tenet Healthcare Corp., Sr. Notes                                                    6.375%        12/1/2011        3,957,648
    3,500,000      Tenet Healthcare Corp., Sr. Notes                                                    5.375%       11/15/2006        3,451,420
    6,000,000      Wellpoint Health Networks, Inc., Notes                                               6.375%        1/15/2012        6,031,770
                                                                                                                                    ------------
                                                                                                                                      14,747,088
                                                                                                                                    ------------

                   Health Care Services - 0.1%
    1,000,000      AdvancePCS, Sr. Notes                                                                8.5%           4/1/2008        1,060,000
                                                                                                                                    ------------

                   Insurance - 9.3%
    3,000,000      Ace, Ltd., Notes                                                                     6.0%           4/1/2007       $3,045,255
    6,000,000      AIG SunAmerica Global Finance, Sr. Notes                                             5.1%          1/17/2007        5,975,934
    7,500,000      Allstate Financial Global Funding, Notes                                             7.125%        9/26/2005        8,055,698
    8,000,000      Equitable Life Assurance Society of the United States, Surplus Notes                 6.95%         12/1/2005        8,479,128
    7,000,000      Hancock (John) Global Funding II, Notes                                              6.5%           3/1/2011        7,166,565
    5,000,000      ING Capital Funding Trust III, Trust Preferred Securities (USD)                      8.439%       12/31/2049        5,548,620
    2,500,000      Lincoln National Corp., Notes                                                        6.2%         12/15/2011        2,479,655
    3,000,000      Marsh & McLennan Companies, Notes                                                    6.25%         3/15/2012        3,047,607
    5,000,000      Marsh & McLennan Companies, Notes                                                    5.375%        3/15/2007        5,039,095
    1,000,000      MetLife, Inc., Notes                                                                 5.25%         12/1/2006          999,590
    1,500,000      MetLife, Inc., Notes                                                                 6.125%        12/1/2011        1,499,420
    7,000,000      Metropolitan Life Insurance Co., Surplus Notes                                       7.7%          11/1/2015        7,574,511
    4,000,000      Nationwide Mutual Insurance Co., Notes                                               8.25%         12/1/2031        4,122,408
    6,000,000      Principal Life Global Funding, Global Notes                                          6.25%         2/15/2012        5,955,744
    3,000,000      XL Capital (Europe) plc, Sr. Notes (USD)                                             6.5%          1/15/2012        3,032,583
                                                                                                                                    ------------
                                                                                                                                      72,021,813
                                                                                                                                    ------------

                   Investment Banking & Brokerage - 1.5%
    3,000,000      Credit Suisse First Boston USA, Inc., Notes                                          5.75%         4/15/2007        3,016,257
    4,000,000      Credit Suisse First Boston USA, Inc., Notes                                          6.5%          1/15/2012        3,966,480
    4,500,000      Goldman Sachs Group, Inc., Notes                                                     6.6%          1/15/2012        4,480,349
                                                                                                                                    ------------
                                                                                                                                      11,463,086
                                                                                                                                    ------------

                   Lodging & Hotels - 0.2%
    1,750,000      Starwood Hotels & Resorts, Notes                                                     7.375%         5/1/2007        1,769,688
                                                                                                                                    ------------

                   Machinery & Equipment - 0.4%
    3,500,000      Johnson Controls, Inc., Bonds                                                        5.0%         11/15/2006        3,437,903
                                                                                                                                    ------------

                   Oil & Gas - 4.1%
    2,000,000      Devon Energy Corp., Notes                                                            7.95%         4/15/2032        2,125,150
    3,000,000      Dynegy Holdings, Inc., Sr. Notes                                                     6.875%         4/1/2011        2,584,902
    1,750,000      Dynegy, Inc., Notes                                                                  8.125%        3/15/2005        1,663,739
    4,000,000      El Paso Corp., Medium Term Notes                                                     7.8%           8/1/2031        4,032,684
    2,000,000      Kinder Morgan Energy Partners, Bonds                                                 7.75%         3/15/2032        2,103,540
    2,500,000      Kinder Morgan Energy Partners, Notes                                                 7.125%        3/15/2012        2,593,005
    2,000,000      Marathon Oil Corp., Notes                                                            6.125%        3/15/2012        1,962,880
    2,000,000      Marathon Oil Corp., Notes                                                            6.8%          3/15/2032        1,917,626
    1,666,660      Pemex Finance, Ltd., Notes                                                           8.45%         2/15/2007        1,850,318
    2,500,000      Pemex Finance, Ltd., Notes, Series 1999-2-A5                                         9.14%         8/15/2004        2,648,563
    2,000,000      Valero Energy Corp., Bonds                                                           7.5%          4/15/2032        2,029,776
    1,000,000      Valero Energy Corp., Notes                                                           6.875%        4/15/2012        1,017,605
    1,200,000      Western Oil Sands, Inc., Secured Notes                                               8.375%         5/1/2012        1,248,000
    1,000,000      Williams Companies, Inc., Bonds                                                      8.75%         3/15/2032        1,040,275
    3,000,000      Williams Companies, Inc., Notes                                                      7.875%         9/1/2021       $2,880,189
                                                                                                                                    ------------
                                                                                                                                      31,698,252
                                                                                                                                    ------------

                   Paper & Forest Products - 0.5%
    3,000,000      Weyerhaeuser Co., Notes                                                              6.75%         3/15/2012        3,033,330
    1,000,000      Weyerhaeuser Co., Notes                                                              6.125%        3/15/2007        1,012,415
                                                                                                                                    ------------
                                                                                                                                       4,045,745
                                                                                                                                    ------------

                   Publishing - 1.1%
    4,500,000      Gannett Company, Inc., Notes                                                         5.5%           4/1/2007        4,527,590
    4,000,000      Gannett Company, Inc., Notes                                                         6.375%         4/1/2012        4,073,864
                                                                                                                                    ------------
                                                                                                                                       8,601,454
                                                                                                                                    ------------

                   Restaurants - 0.1%
      500,000      Tricon Global Restaurants, Inc., Sr. Notes                                           8.875%        4/15/2011          540,000
                                                                                                                                    ------------

                   Services - 0.5%
    3,500,000      Cendant Corp., Notes                                                                 6.875%        8/15/2006        3,450,311
                                                                                                                                    ------------

                   Telecommunications - Wireless - 0.8%
    2,000,000      Nextel Communications, Inc., Sr. Notes                                               9.5%           2/1/2011        1,375,000
    5,500,000      Verizon Wireless, Inc., Notes, Series A                                              5.65%        11/15/2011        5,002,778
                                                                                                                                    ------------
                                                                                                                                       6,377,778
                                                                                                                                    ------------

                   Telecommunications - Wireline - 0.9%
    2,500,000      Qwest Capital Funding, Inc., Unsecured Notes                                         7.75%         8/15/2006        1,939,355
    2,000,000      Qwest Communications International, Inc., Notes                                      8.875%        3/15/2012        1,950,120
    4,000,000      Worldcom, Inc. (Worldcom Group), Notes                                               7.5%          5/15/2011        1,882,808
    2,500,000      Worldcom, Inc. (Worldcom Group), Notes                                               6.5%          5/15/2004        1,475,713
                                                                                                                                    ------------
                                                                                                                                       7,247,996
                                                                                                                                    ------------

                   Transportation - 1.4%
    4,500,000      CNF Transportation, Inc., Notes                                                      8.875%         5/1/2010        4,542,966
    3,719,632      Federal Express Corp., Series 1998-1-A, Class B                                      6.72%         1/15/2022        3,827,185
    2,350,000      Teekay Shipping Corp., First Preferred Ship Mortgage Notes                           8.32%          2/1/2008        2,467,500
                                                                                                                                    ------------
                                                                                                                                      10,837,651
                                                                                                                                    ------------

                   Utilities - 6.0%
    3,500,000      Allegheny Energy Supply Co., LLC, Bonds                                              8.25%         4/15/2012        3,614,688
    4,000,000      CalEnergy Company, Inc., Sr. Notes                                                   7.63%        10/15/2007        4,186,764
    4,500,000      Calpine Corp., Sr. Notes                                                             8.5%          2/15/2011        3,854,223
    4,000,000      Constellation Energy Group, Inc., Bonds                                              7.0%           4/1/2012        4,075,304
    1,500,000      Constellation Energy Group, Inc., Notes                                              6.35%          4/1/2007        1,523,241
    4,000,000      Indiana Michigan Power Co., Sr. Notes, Series C                                      6.125%       12/15/2006        4,043,780
    7,500,000      Mirant Americas Energy Marketing, Collateral Trust
                      Certificates, Series 2001-14                                                      7.2%          6/15/2004        6,428,963
    1,000,000      NRG Energy, Inc., Notes                                                              6.75%         7/15/2006          961,850
    2,000,000      NRG Energy, Inc., Sr. Notes                                                          8.625%        4/01/2031        1,899,980
    4,500,000      Powergen US Funding, LLC, Notes                                                      4.5%         10/15/2004        4,487,562
    3,750,000      PSEG Energy Holdings, Sr. Notes                                                      8.625%        2/15/2008        3,796,594
    3,613,931      Reliant Energy Mid Atlantic, Pass Through Certificates, Series B                     9.237%         7/2/2017        3,933,963
    3,500,000      TXU Corp., Notes                                                                     6.375%        6/15/2006        3,549,627
                                                                                                                                    ------------
                                                                                                                                      46,356,539
                                                                                                                                    ------------
                          Total Corportate Bonds (cost $390,604,142)                                                                 388,842,758
                                                                                                                                    ------------

                   ASSET-BACKED SECURITIES - 13.0% (a)
   12,000,000      Chase Credit Card Owner Trust, Series 2001-4-A                                       5.5%         11/17/2008       12,351,956
    9,500,000      Chase Manhatten Auto Owner Trust, Series 2001-A-A4                                   5.07%         2/15/2008        9,739,600
    8,000,000      Citibank Credit Card Issuance Trust, Trust Certificates,
                      Series 2001-A8-A8                                                                 4.1%          12/7/2006        8,014,973
    4,000,000      Com-Ed Transitional Funding Trust, Series 1998-1-A6                                  5.63%         6/25/2009        4,131,055
    8,000,000      CPL Transition Funding, LLC, Rate-Reduction Bond,
                      Series 2002-1, Class A2                                                           5.01%         1/15/2010        8,055,114
   10,000,000      Discover Card Master Trust I, Series 1996-3A                                         6.05%         8/18/2008       10,461,013
    5,000,000      Discover Card Master Trust I, Series 1998-7A                                         5.6%          5/15/2006        5,175,903
    5,250,000      Honda Auto Receivables, Asset Backed Certificates,
                      Series 2002-1, Class A4                                                           4.22%         4/16/2007        5,248,409
    7,750,000      MBNA Credit Card Master Note Trust, Credit Card
                      Backed Certificates, Series 2002-1, Class A1                                      4.95%         6/15/2009        7,776,944
    7,500,000      MMCA Auto Owner Trust, Series 2001-1-A4                                              5.34%        12/15/2005        7,720,521
    5,500,000      PSE&G Transition Funding, LLC, Series 2001-1-A2                                      5.74%         3/15/2007        5,707,239
   13,000,000      Standard Credit Master Trust 1, Credit Card Participation
                      Certificates, Series 1995-9-A                                                     6.55%         10/7/2007       13,831,445
    2,500,000      United Airlines Pass Through Trust, Pass-Through
                      Certificates, Series 2000-1-A2                                                    7.73%          7/1/2010        2,322,063
                                                                                                                                    ------------
                          Total Asset-Backed Securities (cost $97,623,465)                                                           100,536,235
                                                                                                                                    ------------

                   FOREIGN GOVERNMENT BONDS - 0.5% (a,b)
    3,000,000      United Mexican States, Notes (cost $3,418,728)                                       9.875%         2/1/2010        3,453,000
                                                                                                                                    ------------

                   MORTGAGE-BACKED SECURITIES - 10.9% (a)
   30,000,000      Federal National Mortgage Association, Participation Certificates                    6.0%           5/1/2017       30,393,750(c)
   40,000,000      Federal National Mortgage Association, Participation Certificates                    6.5%           5/1/2032       40,475,000(c)
    7,000,000      Washington Mutual Mortgage Corp., Pass Through Certificates                          5.355%        6/25/2032        7,017,500
    6,000,000      Washington Mutual Mortgage Corp., Pass Through Certificates                          5.598%        4/25/2032        6,041,250
                                                                                                                                    ------------
                          Total Mortgage-Backed Securities (cost $52,828,750)                                                         83,927,500
                                                                                                                                    ------------

                   U.S. GOVERNMENT AGENCY - 5.2% (a)
  $12,000,000      Federal National Mortgage Association, Notes                                         3.875%        3/15/2005      $11,957,184
   16,000,000      Federal National Mortgage Association, Notes                                         5.25%         4/15/2007       16,301,104
   12,000,000      Federal National Mortgage Association, Notes                                         3.125%       11/15/2003       12,018,900
                                                                                                                                    ------------
                          Total U.S. Government Agency (cost $69,771,746)                                                             40,277,188
                                                                                                                                    ------------

                   U.S. GOVERNMENT - 7.9% (a)
   16,221,150      U.S. Treasury Bonds                                                                  3.875%        4/15/2029       17,693,738
   19,500,000      U.S. Treasury Bonds                                                                  6.125%        8/15/2029       20,549,666(d)
    4,000,000      U.S. Treasury Bonds                                                                  8.875%        2/15/2019        5,375,160
    3,000,000      U.S. Treasury Notes                                                                  5.0%          2/15/2011        2,984,532
   10,000,000      U.S. Treasury Notes                                                                  4.625%        5/15/2006       10,136,330
    4,000,000      U.S. Treasury Notes                                                                  4.25%         3/31/2003        4,076,408
                                                                                                                                    ------------
                          Total U.S. Government (cost $60,469,064)                                                                    60,815,834
                                                                                                                                    ------------

     Shares
     ------

                   PREFERRED STOCKS - 0.4% (a)
       65,000      Travelers Property & Casualty Corp., Convertible Preferred Stock                                                    1,635,400
       20,000      Tribune Co., Convertible Preferred Stock (AOL Time Warner)                                                          1,390,000
                                                                                                                                    ------------
                          Total Preferred Stocks (cost $3,074,832)                                                                     3,025,400
                                                                                                                                    ------------

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date
      ---------                                                                                      ----           --------

                   SHORT-TERM SECURITIES - 11.8% (a)
                   Commercial Paper - 8.9%
   $8,480,000      American General Corp.                                                               1.85%          5/1/2002        8,480,000
   14,348,000      Cardinal Health, Inc.                                                                1.85%          5/1/2002       14,348,000
    1,100,000      Cargill, Inc.                                                                        1.83%          5/1/2002        1,099,329
   10,000,000      Corporate Receivables Corp.                                                          1.79%         5/16/2002        9,992,542
    5,000,000      Enterprise Funding Corp.                                                             1.79%          5/1/2002        4,997,017
   10,000,000      Ford Motor Credit Co.                                                                2.36%         6/26/2002       10,000,000
   10,000,000      Nike, Inc.                                                                           1.77%          5/2/2002        9,999,508
   10,000,000      Preferred Receivables Funding                                                        1.79%          5/1/2002        9,995,525
                                                                                                                                    ------------
                                                                                                                                      68,911,921
                                                                                                                                    ------------

                   U.S. Government Agency - 2.9%
   22,000,000      Federal Home Loan Bank, Floating Rate Notes                                          1.81%         5/13/2002       21,997,894
                                                                                                                                    ------------
                          Total Short-Term Securities (at amortized cost)                                                             90,909,815
                                                                                                                                    ------------

                          Total Investments (cost $768,700,542)                                                                     $771,787,730(e)
                                                                                                                                    ============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Income Fund.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) At April 30, 2002, U.S. Treasury Notes valued at $3,161,487 were pledged as the initial margin deposit to cover open financial futures contracts as follows:

                                                                                                                       Notional
                                                 Number of        Expiration                          Market           Principal        Unrealized
      Financial Futures                          Contracts           Date            Position          Value            Amount             Loss
--------------------------------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note Futures (5 Year)                 50             June 2002           Short      $ 5,302,344        $5,267,188        $  35,156
U.S. Treasury Note Futures (10 Year)               750             June 2002           Short       79,171,875        78,237,500          934,375
                                                                                                                                        --------
                                                                                                                                        $969,531
                                                                                                                                        ========

(e) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $768,700,542 and the net unrealized appreciation of investments based on that cost was $3,087,188 which is comprised of $11,745,164 aggregate gross unrealized appreciation and $8,657,976 aggregate gross unrealized depreciation.

(f) Miscellaneous footnotes:
(USD) - Denominated in U.S. Dollars.

Lutheran Brotherhood Municipal Bond Fund
Portfolio of Investments
April 30, 2002

(unaudited)

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date              Value
      ---------                                                                                      ----           --------            -----

                   LONG-TERM MUNICIPAL SECURITIES - 97.1% (a)
                   Alabama - 0.8%
   $5,000,000      Huntsville, Alabama, Health Care Authority, Revenue Bonds,
                      Series B                                                                          5.75%          6/1/2032       $4,901,595
                                                                                                                                    ------------

                   Alaska - 0.5%
    3,155,000      Alaska Energy Authority Power Revenue Refunding Bonds,
                      (Bradley Lake), Fifth Series, FSA Insured                                         5.0%           7/1/2021        3,120,295
                                                                                                                                    ------------

                   Arizona - 1.6%
    2,250,000      City of Phoenix, Arizona, Civic Improvement Revenue Bonds,
                      Series 2000, Insured by FGIC                                                      6.0%           7/1/2020        2,583,630
      500,000      Glendale, Arizona, Industrial Development Authority,
                      Revenue Bonds, (Midwestern University), Series A                                  5.75%         5/15/2021          508,370
    2,000,000      Phoenix, Arizona, Industrial Development Authority, Government
                      Office Lease Revenue Bonds, Insured by AMBAC                                      5.375%        9/15/2020        2,054,760
    1,700,000      Pima County, Arizona (Catalina Foothills Unified School District
                      #16), Unlimited Tax General Obligation Bonds, Insured by MBIA                     8.9%           7/1/2005        2,000,781
    1,000,000      Pinal County, Arizona, Unified School District No. 43, (Apache
                      Junction), School Improvement Bonds, Series 1996-A,
                      Insured by FGIC                                                                   5.8%           7/1/2011        1,112,980
    1,460,000      Tucson, Arizona, General Obligation Unlimited Bonds,
                      Insured by FGIC                                                                   6.1%           7/1/2012        1,500,165
       40,000      Tucson, Arizona, Prerefunded General Obligation Bonds,
                      Insured by FGIC                                                                   6.1%           7/1/2012           41,100(b)
                                                                                                                                    ------------
                                                                                                                                       9,801,786
                                                                                                                                    ------------

                   Arkansas - 0.8%
      920,000      Arkansas Housing Development Agency, Single Family Mortgage
                      Bonds, Series A                                                                   8.375%         7/1/2010        1,093,107(b)
    3,000,000      City of Jonesboro, Arkansas, Residential Housing and Health Care
                      Facilities Board, Hospital Revenue Refunding and Construction
                      Bonds, (St. Bernard's Regional Medical Center), Series 1996-B,
                      Insured by AMBAC                                                                  5.8%           7/1/2011        3,234,180
      875,000      Pope County, Arkansas, Pollution Control Revenue Refunding
                      Bonds, Series 1994 (Arkansas Power and Light Company
                      Project), Insured by FSA                                                          6.3%          12/1/2016          949,541
                                                                                                                                    ------------
                                                                                                                                       5,276,828
                                                                                                                                    ------------

                   California - 8.8%
    3,450,000      Anaheim, California, Public Financing Authority, Lease Revenue
                      Bonds, (Anaheim Public Improvements Project), 1997 Series A,
                      Insured by FSA                                                                    6.0%           9/1/2024        3,915,681
    1,000,000      Anaheim, California, Public Financing Authority, Senior Lease
                      Revenue Bonds (Anaheim Public Improvement Project), Series A,
                      Insured by FSA                                                                    5.0%           9/1/2027          974,690
    3,000,000      California State Public Works Board, Department of Corrections,
                      Lease Revenue Bonds, State Prison, Series A                                       7.4%           9/1/2010       $3,644,970
    1,500,000      California State, General Obligation (Unlimited Tax) Bonds                           7.0%           8/1/2006        1,714,845(b)
   10,000,000      California State, General Obligation (Unlimited Tax) Bonds                           5.0%           2/1/2020        9,814,700
    1,000,000      California State, Unlimited Tax General Obligation Bonds, Veteran's
                      Series AT                                                                         9.5%           2/1/2010        1,335,420
      300,000      California State, Unlimited Tax General Obligation, Insured
                      by MBIA                                                                           6.0%           8/1/2016          327,192
    2,000,000      California State, Various Purpose General Obligation Bonds,
                      Insured by AMBAC                                                                  6.3%           9/1/2010        2,330,660
    1,400,000      Central Valley Financing Authority, California, Cogeneration Project
                      Revenue Bonds, (Carson Ice-Gen Project), Series 1993                              6.0%           7/1/2009        1,464,652
    2,385,000      County of Orange, California, 1996 Recovery Certificates of
                      Participation, Series A, Insured by MBIA                                          5.8%           7/1/2016        2,599,912
    1,785,000      Palmdale, California, Civic Authority Revenue, Merged
                      Redevelopment Project Areas, Series A                                             6.6%           9/1/2034        1,890,440
    5,000,000      Pittsburgh, California, Redevelopment Agency (Los Medanos
                      Community Project), Series 1999, AMBAC Insured                               Zero Coupon         8/1/2024        1,419,900
    2,815,000      Riverside County Transportation Commission, California, Sales Tax
                      Revenue Capital Appreciation Bonds, Insured by MBIA                          Zero Coupon         6/1/2004        2,661,329
      500,000      Sacramento California Cogeneration Authority Project
                      Revenue Bonds                                                                     6.375%         7/1/2010          540,615
      500,000      Sacramento California Cogeneration Authority Project
                      Revenue Bonds                                                                     6.375%         7/1/2010          566,445(b)
    1,500,000      San Francisco Bay Area Rapid Transit District, California, Sales
                      Tax Revenue Refunding Bonds, Series 1990, Insured by MBIA                         6.75%          7/1/2010        1,790,475
   15,000,000      San Joaquin Hills Transportation Corridor Agency, California,
                      Sr. Lien Convertible Toll Revenue Bonds                                      Zero Coupon         1/1/2013       18,495,900(b)
                                                                                                                                    ------------
                                                                                                                                      55,487,826
                                                                                                                                    ------------

                   Colorado - 6.9%
    1,000,000      Colorado Educational and Cultural Facilities Authority, Charter
                      School Revenue Bonds, (University Lab Project)                                    6.25%          6/1/2031          993,310
    1,000,000      Colorado Educational and Cultural Facilities Authority, Charter
                      School Revenue Bonds, (University Lab Project)                                    5.75%          6/1/2016          983,860
    3,000,000      Colorado Health Facilities Authority, (Evangelical Lutheran Good
                      Samaritan Society), Health Facilities Revenue Bonds                               6.8%          12/1/2020        3,197,880
      500,000      Colorado Health Facilities Authority, (Parkview Medical Center),
                      Revenue Bonds, Series 2001                                                        6.6%           9/1/2025          538,670
    1,000,000      Colorado Health Facilities Authority, (Parkview Medical Center),
                      Revenue Bonds, Series 2001                                                        6.5%           9/1/2020        1,057,320
    4,120,000      Colorado Housing Finance Authority, Single Family Program,
                      1998 Series D-2 Senior Revenue Bonds                                              6.35%         11/1/2029        4,337,083
      575,000      Colorado Housing Finance Authority, Single Family Program,
                      Revenue Bonds                                                                     7.0%          11/1/2016          614,951
    1,945,000      Colorado State Colleges Board, Western State College, Housing
                      & Student Fee Revenue Bonds, Series 1992,
                      Insured by Connie Lee                                                             6.625%         5/1/2015       $1,983,900(b)
       70,000      Colorado Water Resource Power Development Authority, Series A,
                      Insured by FSA                                                                    6.25%          9/1/2013           71,595
    1,125,000      Colorado Water Resource Power Development Authority, Series A,
                      Insured by FSA                                                                    6.25%          9/1/2013        1,154,059(b)
    6,000,000      Denver, Colorado, City & County Refunding Bonds, Board of
                      Water Commissioners                                                               5.6%          10/1/2029        6,209,520
    1,000,000      Denver, Colorado, Health and Hospital Authority, Revenue Bonds                       6.0%          12/1/2023          996,350
    3,350,000      Douglas County, Colorado, School District No. 1, General
                      Obligation Bonds, Insured by MBIA                                                 6.5%         12/15/2016        3,724,061(b)
      150,000      Douglas County, Colorado, School District No. 1, General
                      Obligation Bonds, Insured by MBIA                                                 6.5%         12/15/2016          164,699
    1,000,000      Eagle, Garfield, and Routt Counties, Colorado, Eagle County
                      School District No. RE50J, General Obligation Bonds, Series
                      1994, Insured by FGIC                                                             6.3%          12/1/2012        1,114,630
    1,890,000      Goldsmith Metropolitan District, Colorado, Unlimited Tax
                       General Obligation Bonds, Insured by MBIA                                   Zero Coupon         6/1/2007        1,554,185
    1,885,000      Goldsmith Metropolitan District, Colorado, Unlimited Tax
                      General Obligation Bonds, Insured by MBIA                                    Zero Coupon        12/1/2008        1,440,555
    1,890,000      Goldsmith Metropolitan District, Colorado, Unlimited Tax
                      General Obligation Bonds, Insured by MBIA                                    Zero Coupon         6/1/2008        1,474,200
    3,000,000      Larimer County, Colorado, School District No. R-1, Poudre
                      Valley Unlimited Tax General Obligation Bonds,
                      Insured by MBIA                                                                   7.0%         12/15/2016        3,819,150
      635,000      Regional Transportation District, Colorado, Sales Tax
                      Revenue Bonds                                                                     6.25%         11/1/2012          655,688
    5,000,000      St. Vrain Valley School District, Boulder, Larimer & Weld
                      Counties, Colorado, General Obligation Refunding &
                      Improvement Bonds, Series 1990-A, Insured by MBIA                            Zero Coupon       12/15/2004        4,653,950
    2,500,000      St. Vrain Valley School District, Boulder, Larimer & Weld
                      Counties, Colorado, General Obligation Refunding &
                      Improvement Bonds, Series 1990-A, Insured by MBIA                            Zero Coupon       12/15/2003        2,400,800
      500,000      University of Colorado, Hospital Authority, Revenue
                      Bonds, Series 2001A                                                               5.6%         11/15/2021          497,055
                                                                                                                                    ------------
                                                                                                                                      43,637,471
                                                                                                                                    ------------

                   Connecticut - 0.7%
    4,000,000      Connecticut Special Tax Obligation, Transportation Infrastructure
                      Revenue Bonds, Series B                                                           6.5%          10/1/2010        4,689,400
                                                                                                                                    ------------

                   Florida - 0.9%
      750,000      Florida Intergovernmental Finance Commission, Capital Revenue
                      Bonds, Series B                                                                   5.125%         5/1/2021          745,943
    1,520,000      Florida State Refunding Bonds, Jacksonville Transportation
                      Authority (Senior Lien), Series 1997                                              5.0%           7/1/2019       $1,522,295
    1,705,000      Hillsborough County, Florida, Industrial Development Authority,
                      Florida (Tampa Electric Project), Pollution Control Revenue
                      Bonds, Series 1991                                                                7.875%         8/1/2021        1,762,970
    1,500,000      Jacksonville, Florida, Health Facilities, Florida Hospital
                      Revenue Bonds (Charity Obligated Group), Series 1999C                             5.75%         8/15/2015        1,661,535
                                                                                                                                    ------------
                                                                                                                                       5,692,743
                                                                                                                                    ------------

                   Georgia - 4.2%
    2,620,000      Atlanta, Georgia, Water and Wastewater, Revenue Bonds,
                      Series A, Insured by FGIC                                                         5.0%          11/1/2038        2,828,290(b)
    1,500,000      Brunswick, Georgia, Water & Sewer Revenue Refunding &
                      Improvement Bonds, Series A, Insured by MBIA                                      6.1%          10/1/2019        1,716,765
    2,000,000      Brunswick, Georgia, Water & Sewer Revenue Refunding &
                      Improvement Bonds, Series 1992, Insured by MBIA                                   6.0%          10/1/2011        2,254,920
    1,000,000      Chatham County, Georgia, Hospital Authority, (Memorial Health
                      University Medical Center) Revenue Bonds                                          6.125%         1/1/2024        1,023,050
    5,000,000      Cherokee County, Georgia, Water & Sewer Revenue Refunding
                      & Improvement Bonds, Insured by MBIA                                              5.5%           8/1/2018        5,391,300
    2,000,000      Georgia State, Unlimited Tax General Obligation Bonds,
                      Series 1994-B                                                                     5.65%          3/1/2012        2,239,980
    3,500,000      Georgia State, Unlimited Tax General Obligation Bonds,
                      Series 1994-D                                                                     5.0%           8/1/2012        3,739,960
    1,000,000      Georgia State, Unlimited Tax General Obligation Bonds, Series B                      6.3%           3/1/2010        1,156,120
    1,000,000      Georgia State, Unlimited Tax General Obligation Bonds, Series B                      6.3%           3/1/2009        1,146,460
    5,000,000      Rockdale County, Georgia, Water & Sewer Authority Revenue,
                      Series A, Insured by MBIA                                                         5.5%           7/1/2025        5,152,350
                                                                                                                                    ------------
                                                                                                                                      26,649,195
                                                                                                                                    ------------

                   Hawaii - 0.2%
    1,000,000      Honolulu, Hawaii, City & County, General Obligation Bonds,
                      Series A, Insured by FSA                                                          5.25%          9/1/2024        1,005,790
                                                                                                                                    ------------

                   Idaho - 0.7%
    1,000,000      Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                      Series 1991, Insured by MBIA                                                 Zero Coupon         4/1/2007          830,010
    2,000,000      Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                      Series 1991, Insured by MBIA                                                 Zero Coupon         4/1/2011        1,341,760
    3,115,000      Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                      Series 1991, Insured by MBIA                                                 Zero Coupon         4/1/2010        2,204,205
                                                                                                                                    ------------
                                                                                                                                       4,375,975
                                                                                                                                    ------------

                   Illinois - 4.8%
    3,000,000      Chicago, Illinois (Lakefront Millennium Project), Series 1999                   Zero Coupon         1/1/2029        2,415,420
    1,000,000      City of Alton, Madison County, Illinois, Hospital Facility Revenue
                      Refunding Bonds, Series 1996, (Saint Anthony's Health Center)                     6.0%           9/1/2014         $971,940
   10,000,000      City of Chicago, Illinois, General Obligation Bonds, (City
                      Colleges of Chicago Capital Improvements Project), Series
                   1999, Insured by FGIC                                                           Zero Coupon         1/1/2024        2,978,700
    2,500,000      Cook County, Illinois, Unlimited General Obligation Bonds,
                      Series A, Insured by MBIA                                                         6.25%        11/15/2011        2,884,300
    1,000,000      Illinois Development Finance Authority, Revenue Bonds,
                      (Midwestern University), Series B                                                 6.0%          5/15/2026        1,002,960
    2,000,000      Illinois Health Facilities Authority Revenue Refunding Bonds,
                      Lutheran General Health, Insured by FSA                                           6.0%           4/1/2018        2,238,680
      505,000      Illinois Health Facilities Authority (Community Provider Pooled
                       Loan Program), Revenue Bonds, Series 1988-B, Insured by MBIA                     7.9%          8/15/2003          507,071(b)
      118,000      Illinois Health Facilities Authority (Community Provider Pooled
                      Loan Program), Revenue Bonds, Series 1988-B, Insured by MBIA                      7.9%          8/15/2003          124,012(b)
    2,000,000      Illinois Health Facilities Authority, (Swedish American Hospital),
                      Revenue Bonds, Series 2000                                                        6.875%       11/15/2030        2,119,180
    1,500,000      Illinois Sports Facilities Authority, (Chicago Lakefront Stadium
                      Improvement) Insured by AMBAC                                                Zero Coupon        6/15/2018          634,530
    2,000,000      Illinois Sports Facilities Authority, (Chicago Lakefront Stadium
                      Improvement), Insured by AMBAC                                               Zero Coupon        6/15/2017          901,680
    1,500,000      Illinois Sports Facilities Authority, (Chicago Lakefront Stadium
                      Improvement), Insured by AMBAC                                               Zero Coupon        6/15/2019          592,605
    1,500,000      Illinois Sports Facilities Authority, (Chicago Lakefront Stadium
                      Improvement), Insured by AMBAC                                               Zero Coupon        6/15/2020          554,415
   17,505,000      Metropolitan Pier & Exposition Authority, Illinois, Dedicated
                      State Tax Receipts Capital Appreciation (McCormick Place
                      Expansion-A), Insured by FGIC                                                Zero Coupon        6/15/2020        6,527,263
    1,410,000      Metropolitan Pier & Exposition Authority, Illinois, McCormick
                      Place Expansion Project Bonds, Series 1999A, FGIC Insured                         5.25%        12/15/2028        1,395,942
   10,000,000      Metropolitan Pier & Exposition Authority, Illinois, McCormick
                      Place Expansion, Refunding Bonds, Series 1993-A,
                      Insured by FGIC                                                              Zero Coupon        6/15/2018        4,263,600
                                                                                                                                    ------------
                                                                                                                                      30,112,298
                                                                                                                                    ------------

                   Indiana - 1.5%
     4,000,000     Avon, Indiana, Community School Building Corp., First Mortgage
                      Bonds, Insured by AMBAC                                                           5.25%          1/1/2022        4,010,120
       700,000     Ball State University Board of Trustees, Student Fee Bonds,
                      Series K, Insured by FGIC                                                         5.8%           7/1/2020          739,788
     2,450,000     Indiana Municipal Power Agency, Power Supply System Revenue
                      Bonds, Series A, Insured by MBIA                                                  5.5%           1/1/2023        2,503,508(b)
       350,000     Indianapolis Airport Authority Refunding Revenue Bonds,
                      Series 1996-A, Insured by FGIC                                                    5.6%           7/1/2015          366,657
     2,120,000     Purdue University (Trustees of), Student Fee Revenue Bonds                           5.0%           7/1/2020        2,085,084
                                                                                                                                    ------------
                                                                                                                                       9,705,157
                                                                                                                                    ------------

                   Iowa - 1.1%
    2,000,000      Iowa Finance Authority, Iowa State Revolving Fund Revenue
                      Bonds, Combined Series 1994                                                       6.25%          5/1/2024        2,163,240
    4,500,000      Iowa Finance Authority, (Genesis Medical Center), Health Care
                      Revenue Bonds, Series 2000                                                        6.25%          7/1/2025        4,632,705
                                                                                                                                    ------------
                                                                                                                                       6,795,945
                                                                                                                                    ------------

                   Kansas - 2.2%
    2,605,000      Kansas City, Kansas, Utility System Prerefunded Revenue Bonds,
                      Series 1994, Insured by FGIC                                                      6.375%         9/1/2023        2,882,849(b)
    5,395,000      Kansas City, Kansas, Utility System Revenue Bonds, Series 1994,
                      Insured by FGIC                                                                   6.375%         9/1/2023        5,908,280
      920,000      Kansas City, Kansas, Utility System, Capital Appreciation
                      Refunding & Improvement Revenue Bonds, Insured by AMBAC                      Zero Coupon         3/1/2007          767,841
    1,255,000      Kansas City, Kansas, Utility System, Capital Appreciation
                      Refunding & Improvement Revenue Bonds, Insured by AMBAC                      Zero Coupon         3/1/2007        1,043,482(b)
    1,000,000      Kansas State, Development Finance Authority, Health Care
                      Facilities Revenue Bonds, (Stormont Vail Healthcare), Series K,
                      Insured by MBIA                                                                   5.375%       11/15/2024        1,004,050
    2,000,000      Olathe, Kansas, Health Facilities (Olathe Medical Center Project),
                      Revenue Bonds, Series A, Insured by AMBAC                                         5.5%           9/1/2025        2,035,920
                                                                                                                                    ------------
                                                                                                                                      13,642,422
                                                                                                                                    ------------

                   Kentucky - 0.6%
    5,345,000      Kentucky Turnpike Authority, Economic Development Road
                      Revenue Bonds, Insured by FGIC                                               Zero Coupon         1/1/2010        3,843,857
                                                                                                                                    ------------

                   Louisiana - 1.2%
    6,500,000      New Orleans, Louisiana, General Obligation Bonds, Series 1991,
                      Insured by AMBAC                                                             Zero Coupon         9/1/2012        4,002,700
    3,000,000      Orleans Parish School Board #87, Louisiana, Insured by MBIA                          8.95%          2/1/2008        3,797,400(b)
                                                                                                                                    ------------
                                                                                                                                       7,800,100
                                                                                                                                    ------------

                   Maine - 0.2%
    1,225,000      Maine Health & Higher Education Facilities Authority Revenue
                      Bonds, Series 1994, Insured by FSA                                                7.0%           7/1/2024        1,364,258(b)
       25,000      Maine Health & Higher Education Facilities Authority Revenue
                      Bonds, Series 1994, Insured by FSA                                                7.0%           7/1/2024           27,842
                                                                                                                                    ------------
                                                                                                                                       1,392,100
                                                                                                                                    ------------

                   Maryland - 2.1%
    1,250,000      Frederick County, Maryland, Educational Facilities Revenue
                      Bonds, (Mount St. Mary's College), Series 2001A                                   5.75%          9/1/2025        1,221,650
    1,960,000      Maryland Economic Development Corp., (Lutheran World
                      Relief/Immigration & Refugee Service Headquarters Facility),
                      Revenue Bonds, Series 2000                                                        7.2%           4/1/2025        2,048,161
    2,000,000      Maryland Health & Higher Education Authority, Union Hospital
                      of Cecil County Revenue Bonds, Series 1992                                        6.7%           7/1/2022       $2,056,780(b)
    1,000,000      Maryland State Health & Higher Educational Facilities Authority,
                      (Johns Hopkins University), Revenue Bonds, Series 2002A                           5.0%           7/1/2032          966,690
    1,000,000      Maryland State Health & Higher Educational Facilities Authority,
                      (University of Maryland Medical Systems), Series 2001                             6.0%           7/1/2022        1,036,860
    4,500,000      Morgan State University, Maryland, Academic Fee and Auxiliary
                      Facilities Fee Revenue Refunding Bonds, Series 1993,
                      Insured by MBIA                                                                   6.05%          7/1/2015        5,196,465
    1,000,000      Prince George's County, Maryland, (Dimensions Health Corp.),
                      Hospital Revenue Bonds, Series 1992                                               7.0%           7/1/2022        1,028,950(b)
                                                                                                                                    ------------
                                                                                                                                      13,555,556
                                                                                                                                    ------------

                   Massachusetts - 1.7%
    2,000,000      Commonwealth of Massachusetts, General Obligation Refunding
                      Bonds, Series B                                                                   6.5%           8/1/2008        2,305,940
    2,500,000      Massachusetts Health and Education Facilities Authority, Revenue
                      Bonds, (Daughters of Charity National Health System, The Carney
                      Hospital), Series D                                                               6.1%           7/1/2014        2,789,525(b)
    1,500,000      Massachusetts Health & Education Facilities Authority, Revenue
                      Bonds, (New England Medical Center), Series F, Insured by FGIC                    6.5%           7/1/2012        1,539,450
    1,000,000      Massachusetts Health & Education Facilities, (Partners HealthCare
                      System), Series B                                                                 5.25%          7/1/2014        1,028,490
    3,000,000      Plymouth County, Massachusetts, Correctional Facility Certificates
                      of Participation Bonds                                                            7.0%           4/1/2012        3,125,280(b)
                                                                                                                                    ------------
                                                                                                                                      10,788,685
                                                                                                                                    ------------

                   Michigan - 5.1%
    2,000,000      Economic Development Corporation of the County of St. Clair,
                      Michigan, Pollution Control Revenue Refunding Bonds, (Detroit
                      Edison Company Project), Series 1993-AA, Insured by AMBAC                         6.4%           8/1/2024        2,206,180
    2,355,000      John Tolfree Health System Corporation, Mortgage Revenue and
                      Refunding Bonds, Series 1999                                                      5.85%         9/15/2013        2,286,399
    1,500,000      Livonia Public Schools, County of Wayne, Michigan, 1992 School
                      Building and Site Bonds, Series II (Unlimited Tax General
                      Obligation), Insured by FGIC                                                 Zero Coupon         5/1/2009        1,111,635
    2,460,000      Michigan Municipal Bond Authority, Government Loan Revenue
                      Refunding Bonds, Series A, Insured by FGIC                                   Zero Coupon        12/1/2005        2,185,833
       45,000      Michigan State Hospital Finance Authority, Hospital Revenue
                      and Refunding Bonds, (Detroit Medical Center Obligated
                      Group), Series 1988-A                                                             8.125%        8/15/2012           46,696
    2,825,000      Michigan State Hospital Finance Authority, (Sisters of Mercy
                      Hospital), Revenue Bonds                                                          5.375%        8/15/2014        3,047,780
      175,000      Michigan State Hospital Finance Authority, (Sisters of Mercy
                      Hospital), Revenue Bonds                                                          5.375%        8/15/2014          187,096(b)
    4,500,000      Rochester, Michigan, Community School District Unlimited
                      Tax General Obligation Bonds, MBIA Insured                                        5.0%           5/1/2019       $4,572,315
    3,320,000      Sault St. Marie Chippewa Indians Housing Authority, Health
                      Facilities Revenue Bonds, (Tribal Health & Human Services
                      Center Project), Series 1992                                                      7.75%          9/1/2012        3,379,959
    5,000,000      Wayne County, Michigan, (Detroit Metropolitan Wayne County
                      Airport), Revenue Bonds                                                           5.0%          12/1/2028        4,665,900
    3,560,000      Wayne State University, Michigan, University Revenue Bonds,
                      FGIC Insured                                                                      5.125%       11/15/2029        3,480,292
    1,860,000      West Ottawa, Michigan, Public School District, Unlimited Tax
                      General Obligation Bonds, Insured by MBIA                                    Zero Coupon         5/1/2005        1,684,862
    3,455,000      West Ottawa, Michigan, Public School District, Unlimited Tax
                      General Obligation Bonds, Insured by MBIA                                    Zero Coupon         5/1/2004        3,266,046
                                                                                                                                    ------------
                                                                                                                                      32,120,993
                                                                                                                                    ------------

                   Minnesota - 4.9%
      285,000      Duluth Economic Development Authority, Minnesota, Health
                      Care Facilities Revenue Bonds, (The Duluth Clinic, Ltd),
                      Series 1992, Insured by AMBAC                                                     6.3%          11/1/2022          311,394(b)
      715,000      Duluth Economic Development Authority, Minnesota, Health
                      Care Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series
                      1992, Insured by AMBAC                                                            6.3%          11/1/2022          745,523
    2,250,000      Golden Valley, Minnesota, Revenue Bonds (Covenant Retirement
                      Communities), Series 1999-A                                                       5.5%          12/1/2025        2,149,830
    1,000,000      Minneapolis and St. Paul, Minnesota, Metropolitan Airports
                      Commission, Airport Revenue Bonds, Subordinated Series,
                      Insured by FGIC                                                                   5.125%         1/1/2020          999,350
    7,685,000      Minneapolis, Minnesota, Community Development Agency, Tax
                      Increment Revenue Appreciation Bonds, Insured by MBIA                        Zero Coupon         3/1/2009        5,770,743
      450,000      Minneapolis, Minnesota, (Blake School Project), Revenue Bonds                        5.0%           9/1/2015          461,097
    5,000,000      Minnesota Agricultural and Economic Development Board, Health
                      Care System Revenue Bonds, Series 1997-A (Fairview Hospital
                      and Healthcare Services), Insured by MBIA                                         5.75%        11/15/2026        5,169,500
    3,750,000      Minnesota Higher Education Facilities Authority, (Augsburg
                      College), Mortgage Revenue Bonds, Series Four-F1 Bonds                            6.25%          5/1/2023        3,843,938
    1,000,000      Minnesota State Higher Education Facility Authority
                      (Minneapolis College of Art & Design)                                             6.625%         5/1/2020        1,054,790
2,040,000          Northfield, MN, Hospital & Skilled Nursing Facility, Hospital
                      Revenue Bonds, Series 2001C                                                       6.0%          11/1/2031        1,987,735
1,000,000          Northfield, MN, Hospital & Skilled Nursing Facility, Hospital
                      Revenue Bonds, Series 2001C                                                       6.0%          11/1/2021          987,560
1,300,000          Northfield, MN, Hospital & Skilled Nursing Facility, Hospital
                      Revenue Bonds, Series 2001C                                                       6.0%          11/1/2026        1,281,943
    1,000,000      Sauk Rapids, Minnesota, School District #047, Series B                          Zero Coupon         2/1/2014          553,070
    3,620,000      State of Minnesota Unlimited Tax General Obligation Bonds                            5.25%          8/1/2017        3,729,577
    1,690,000      St. Paul, Minnesota, Housing & Redevelopment Authority, (River
                      Centre Parking Ramp), Parking Facility Lease Revenue Bonds                        6.0%           5/1/2013       $1,858,747
                                                                                                                                    ------------
                                                                                                                                      30,904,797
                                                                                                                                    ------------

                   Missouri - 1.8%
    1,200,000      Missouri Housing Development Commission, Single Family
                      Mortgage Revenue Bonds, (Home Ownership Loan Program),
                      Series C-1, Insured by GNMA                                                       6.55%          9/1/2028        1,282,152
    2,000,000      Missouri State Health and Education Facilities Authority
                      (Barnes - Jewish, Inc. /Christian Health Services), Health Facilities
                      Refunding & Improvement Revenue Bonds, Series 1993-A                              5.25%         5/15/2014        2,059,360
    2,925,000      Missouri State Health and Education Facilities Authority, (Heartland
                      Health System), Revenue Bonds, Series 1992, Insured by AMBAC                      6.35%        11/15/2017        3,055,835
    1,500,000      Missouri State Health and Education Facilities Authority, (SSM
                      Health Care Facility), Refunding Revenue Bonds, Series A,
                      Insured by MBIA                                                                   6.25%          6/1/2007        1,534,275
    1,345,000      Missouri State Health & Education Facility Authority, (Lake of the
                      Ozarks General Hospital)                                                          6.5%          2/15/2021        1,529,897(b)
      655,000      Missouri State Health & Education Facility Authority, (Lake of the
                      Ozarks General Hospital)                                                          6.5%          2/15/2021          669,128
    1,000,000      Missouri State Health & Education Facility Authority, (St.
                      Anthony's Medical Center), Revenue Bonds                                          6.25%         12/1/2030        1,039,360
                                                                                                                                    ------------
                                                                                                                                      11,170,007
                                                                                                                                    ------------

                   Montana - 0.8%
    2,385,000      Montana State Board of Investments, Payroll Tax Revenue Bonds,
                      Series 1996, Insured by MBIA                                                      6.875%         6/1/2020        2,759,016(b)
      775,000      Montana State Board of Investments, Payroll Tax Revenue Bonds,
                      Series 1996, Insured by MBIA                                                      6.875%         6/1/2020          896,536(b)
    1,240,000      Montana State Board of Investments, Payroll Tax Revenue Bonds,
                      Series 1996, Insured by MBIA                                                      6.875%         6/1/2020        1,434,457(b)
                                                                                                                                    ------------
                                                                                                                                       5,090,009
                                                                                                                                    ------------

                   Nebraska - 0.6%
    3,455,000      Omaha Public Power District, Nebraska, Electric Revenue
                      Refunding Bonds, Series B                                                         6.15%          2/1/2012        3,942,051
                                                                                                                                    ------------

                   New Hampshire - 0.2%
    1,100,000      New Hampshire Turnpike System, Residual Interest Bonds,
                      1991 Refunding, Series C, Insured by FGIC                                        11.908%        11/1/2017        1,350,261
                                                                                                                                    ------------

                   New Jersey - 2.5%
    1,250,000      East Orange, New Jersey, Unlimited Tax General Obligation
                      Bonds, Insured by FSA                                                             8.4%           8/1/2006        1,499,363
    1,110,000      New Jersey Health Care Facilities, Financing Authority Revenue,
                      AMBAC Insured                                                                     6.1%           7/1/2010        1,201,031(b)
    3,000,000      New Jersey Transit Corp., (Raymond Plaza East, Inc.), Certificates
                      of Participation, Insured by FSA                                                  6.375%        10/1/2006       $3,386,220
      260,000      New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                      1984 Series                                                                      10.375%         1/1/2003          274,287(b)
    4,700,000      New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                      Series C, Insured by AMBAC                                                        6.5%           1/1/2016        5,561,087
    2,195,000      West New York, New Jersey, Municipal Utility Authority,
                      Sewer Revenue Refunding Bonds, Insured by FGIC                               Zero Coupon       12/15/2007        1,791,449
    2,595,000      West New York, New Jersey, Municipal Utility Authority, Sewer
                      Revenue Refunding Bonds, Insured by FGIC                                     Zero Coupon       12/15/2009        1,903,536
                                                                                                                                    ------------
                                                                                                                                      15,616,973
                                                                                                                                    ------------

                   New Mexico - 2.2%
    3,315,000      City of Alamogordo, New Mexico Hospital Revenue Bonds,
                      (Gerald Champion Hospital Project), Series 1997                                   5.3%           1/1/2013        3,235,705
    5,000,000      Farmington, New Mexico, Power Revenue Refunding Bonds,
                      Series 1983                                                                       9.875%         1/1/2013        5,916,800(b)
    4,040,000      Farmington, New Mexico, Utility Systems Revenue Bonds,
                      Insured by AMBAC                                                                  9.875%         1/1/2008        4,836,930(b)
                                                                                                                                    ------------
                                                                                                                                      13,989,435
                                                                                                                                    ------------

                   New York - 2.9%
    3,000,000      Metropolitan Transportation Authority, New York, Transit Facilities
                      Revenue Bonds, Series O, Insured by MBIA                                          6.25%          7/1/2014        3,296,520(b)
    4,225,000      Metropolitan Transportation Authority, New York, Transit
                      Facilities Service Contract Bonds, Series O                                       5.75%          7/1/2013        4,707,706
    2,000,000      New York City, Municipal Water Finance Authority, Water &
                      Sewer System Revenue Bonds, Series A, Insured by AMBAC                            5.875%        6/15/2012        2,275,460
    2,860,000      New York State Thruway Authority, Highway & Bridge Trust
                      Fund, Revenue Bonds, Series 1994-B, Insured by FGIC                               6.0%           4/1/2014        3,115,970(b)
    1,620,000      New York State Urban Development Corp., Project Revenue
                      Bonds, (Syracuse University Center for Science and Technology
                      Loan), 1995 Refunding Series                                                      6.0%           1/1/2009        1,809,734
    1,720,000      New York State Urban Development Corp., Project Revenue
                      Bonds, (Syracuse University Center for Science and Technology
                      Loan), 1995 Refunding Series                                                      6.0%           1/1/2010        1,929,290
    1,000,000      Triborough Bridge & Tunnel Authority, New York, General
                      Purpose Revenue Bonds, Series Q                                                   6.75%          1/1/2009        1,148,920
                                                                                                                                    ------------
                                                                                                                                      18,283,600
                                                                                                                                    ------------

                   North Carolina - 0.7%
    4,000,000      North Carolina Municipal Power Agency #1, Catawba Electric
                      Revenue Refunding Bonds, Series 1992, Insured by MBIA                             6.0%           1/1/2011        4,533,520
                                                                                                                                    ------------

                   North Dakota - 1.2%
    3,500,000      Grand Forks, North Dakota, Health Care System Revenue Bonds
                      (Altru Health System Obligated Group)                                             7.125%        8/15/2024       $3,695,125
    2,000,000      North Dakota Municipal Bond Bank, State Revolving Fund
                      Program Bonds, Series 1995-A                                                      6.3%          10/1/2015        2,238,800
    1,340,000      North Dakota State Water Commission (Southwest Pipeline),
                      Revenue Bonds, Series A, Insured by AMBAC                                         5.75%          7/1/2027        1,388,200
                                                                                                                                    ------------
                                                                                                                                       7,322,125
                                                                                                                                    ------------

                   Ohio - 4.7%
    2,500,000      Akron, Ohio, Certificates of Participation, Series 1996, (Akron
                      Municipal Baseball Stadium Project)                                          Zero Coupon        12/1/2016        2,722,300
      875,000      Akron, Ohio, Economic Development, Non-Tax Revenue
                      Bonds, Insured by MBIA                                                            6.0%          12/1/2012        1,004,334
    3,785,000      City of Cleveland, Ohio, Public Power System, First Mortgage
                      Revenue Bonds, Series 1994-A, Insured by MBIA                                     7.0%         11/15/2024        4,274,628(b)
    2,000,000      Lorain County, Ohio, (Catholic Health Care Partners), Hospital
                      Revenue Bonds                                                                     5.4%          10/1/2021        1,980,920
    2,000,000      Lucas County, Ohio, Health Care, (Sunset Retirement Communities)                     6.55%         8/15/2024        2,044,360
    2,000,000      Ohio Higher Educational Facility Commission (Case Western
                      Reserve University Project), Series B                                             6.5%          10/1/2020        2,389,740
    1,000,000      Ohio Higher Educational Facility Commission, Higher Educational
                      Revenue Bonds, (Ohio Dominican College 1994 Project)                              6.625%        12/1/2014        1,053,420
    5,000,000      Ohio State Air Quality Development Authority, (Cleveland Electric),
                      Pollution Control Revenue Bonds, Insured by FGIC                                  8.0%          12/1/2013        5,171,650
    2,250,000      Ohio State Air Quality Development Authority, Columbus &
                      Southern Pollution Control Revenue Bonds, Insured by FGIC                         6.375%        12/1/2020        2,347,110
    2,000,000      Ohio State Turnpike Commission, Turnpike Revenue Refunding
                      Bonds, Series A, FGIC Insured                                                     5.5%          2/15/2024        2,131,620
      500,000      Ohio State University General Receipts Bonds, Series 2002A                           5.0%          12/1/2026          482,830
    1,795,000      Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
                      Refunding & Improvement Bonds, Series 1991-B,
                      Insured by FGIC                                                                   6.9%         11/15/2012        1,918,676(b)
    2,115,000      University of Akron, Ohio, General Receipt Bonds, Series 1999,
                      FGIC Insured                                                                      5.5%           1/1/2020        2,197,485
                                                                                                                                    ------------
                                                                                                                                      29,719,073
                                                                                                                                    ------------

                   Oklahoma -  1.1%
    4,480,000      Bass, Oklahoma, Memorial Baptist Hospital                                            8.35%          5/1/2009        5,249,664(b)
    1,500,000      Oklahoma Municipal Power Authority, Power Supply System
                      Revenue Bonds, Series 1992-B, Insured by MBIA                                     5.875%         1/1/2012        1,683,810
                                                                                                                                    ------------
                                                                                                                                       6,933,474
                                                                                                                                    ------------

                   Oregon - 0.8%
    2,700,000      Clackamas County, Oregon, Health Facilities Authority, (Adventist
                      Health-West), Revenue Refunding Bonds, Series 1992-A,
                      Insured by MBIA                                                                   6.35%          3/1/2009        2,759,778
    2,000,000      Hospital Facility Authority of the Western Lane Hospital District,
                      Oregon, Revenue Refunding Bonds, Series 1994 (Sisters of St.
                      Joseph of Peace, Health & Hospital Services), Insured by MBIA                     5.875%         8/1/2012       $2,138,560
                                                                                                                                    ------------
                                                                                                                                       4,898,338
                                                                                                                                    ------------

                   Pennsylvania - 1.8%
    1,600,000      Allegheny County, Pennsylvania, Hospital Development Authority,
                      Hospital Revenue Bonds, Series A-1995, (Allegheny General
                      Hospital Project), Insured by MBIA                                                6.2%           9/1/2015        1,763,536(b)
      860,000      Allegheny County, Pennsylvania, Hospital Development Authority,
                      (West Penn Allegheny Health System)                                               8.45%        11/15/2003          866,175
      565,000      Allegheny County, Pennsylvania, Hospital Development Authority,
                      (West Penn Allegheny Health System)                                               8.55%        11/15/2004          571,458
    2,575,000      Allegheny County, Pennsylvania, Sanitary Authority, Sewer Revenue
                      Bonds, Series A, Insured by FGIC                                             Zero Coupon         6/1/2008        2,013,290
    3,170,000      Millcreek Township, Pennsylvania, School District, General
                      Obligation Bonds, Insured by FGIC                                            Zero Coupon        8/15/2009        2,320,376
    3,000,000      Pennsylvania State, General Obligation Bonds, Second Series
                      of 1992, Insured by AMBAC                                                    Zero Coupon         7/1/2006        2,592,420
    1,000,000      York County Pennsylvania Solid Waste and Refuse Authority,
                      Refunding Revenue Bonds, Series 1997, County Guaranteed,
                      Insured by FGIC                                                                   5.5%          12/1/2012        1,106,470
                                                                                                                                    ------------
                                                                                                                                      11,233,725
                                                                                                                                    ------------

                   Puerto Rico - 2.0%
    3,645,000      Puerto Rico Commonwealth, Aqueduct & Sewer Revenue Bonds,
                      Series A                                                                          9.0%           7/1/2009        4,188,688(b)
    3,000,000      Puerto Rico Commonwealth, Unlimited Tax General
                      Obligation Bonds                                                                  6.45%          7/1/2017        3,309,120(b)
    3,000,000      Puerto Rico Electric Power Authority, Power Revenue Bonds,
                      Series T                                                                          6.0%           7/1/2016        3,165,090
    2,000,000      Puerto Rico Industrial Tourist EDL, (AES Puerto Rico Project )                       6.625%         6/1/2026        2,089,240
                                                                                                                                    ------------
                                                                                                                                      12,752,138
                                                                                                                                    ------------

                   South Carolina - 1.9%
    2,000,000      Beaufort-Jasper, South Carolina, Water & Sewer Authority, (South
                      Carolina Waterworks & Sewer System Improvements), Refunding
                      & Revenue Bonds, Series 2001, Insured by FSA                                      5.0%           3/1/2021        1,987,800
    2,000,000      City of Spartanburg, South Carolina, Junior Lien, Water System
                      Revenue Bonds, Series 1998                                                        5.25%          6/1/2028        2,008,800
    1,000,000      Greenwood County, South Carolina, Self Memorial Hospital,
                      Revenue Bonds                                                                     5.5%         10/01/2026          964,820
    2,000,000      Piedmont Municipal Power Agency, South Carolina, Electric
                      Revenue Refunding Bonds, Series 1991, Insured by  FGIC                            6.25%          1/1/2021        2,314,180
    5,000,000      Piedmont Municipal Power Agency, South Carolina, Electric
                      Revenue Refunding Bonds, Insured by FGIC                                          5.0%           1/1/2022        4,925,850
                                                                                                                                    ------------
                                                                                                                                      12,201,450
                                                                                                                                    ------------

                   Tennessee - 1.0%
    1,450,000      Metropolitan Government of Nashville & Davidson County TN,
                      Electric System Revenue Bonds, Series 1998A                                       5.2%          5/15/2023       $1,450,914
    5,000,000      Shelby County, Tennessee, Health Educational & Housing Facility
                      Board, (St. Jude Children's Research Hospital), Series 1999                       5.375%         7/1/2024        4,939,050
                                                                                                                                    ------------
                                                                                                                                       6,389,964
                                                                                                                                    ------------

                   Texas - 9.2%
    2,165,000      Arlington, Texas, Independent School District, Unlimited Tax
                      Refunding & Improvement Bonds, Series 1992, Permanent School
                      Fund Guaranteed                                                              Zero Coupon        2/15/2009        1,612,600
    8,100,000      Austin, Texas, Utility System Refunding Revenue Bonds,
                      Series A, Insured by MBIA                                                    Zero Coupon       11/15/2009        5,840,019
    7,000,000      Austin, Texas, Utility System Refunding Revenue Bonds,
                      Series A, Insured by MBIA                                                    Zero Coupon       11/15/2008        5,352,409
    1,000,000      Austin, Texas, Utility System Revenue Refunding Bonds,
                      Insured by FGIC                                                                   6.0%         11/15/2013        1,139,600
    1,575,000      Bexar County, Texas, Limited Tax General Obligation Bonds                            5.0%          6/15/2015        1,588,923
    2,500,000      City of Austin, Texas, Higher Education Authority, (St.
                      Edwards University Project), Income Bonds                                         5.75%          8/1/2031        2,400,775
    2,000,000      Copperas Cove, Texas, Independent School District, Unlimited
                      Tax General Obligation Bonds, Permanent School
                      Fund Guaranteed                                                                   6.9%          8/15/2014        2,195,420(b)
    4,000,000      Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding
                      Bonds Series 1994-A, Insured by MBIA                                              6.0%          11/1/2012        4,242,760
    1,000,000      Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                      Insured by FGIC                                                                   7.375%        11/1/2009        1,099,840
    2,000,000      Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                      Insured by FGIC                                                                   7.375%        11/1/2010        2,199,680
    1,000,000      Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                      Insured by FGIC                                                                   7.375%        11/1/2008        1,099,840
    2,285,000      Denton, Texas, Independent School District, Unlimited Tax
                      General Obligation Refunding Bonds, Permanent School Fund
                      Guaranteed                                                                        6.25%         2/15/2009        2,594,892
    1,000,000      Georgetown, Texas, Higher Education Finance Corp., Higher
                      Education Revenue Bonds, Series 1994 (Southwestern University
                      Project)                                                                          6.3%          2/15/2014        1,031,470
    2,000,000      Harris County, Texas, Health Facilities Development, (Memorial
                      Hermann Health System), Series A                                                  6.375%         6/1/2029        2,074,360
    5,000,000      Houston, Texas Water & Sewer System, Revenue Refunding Jr.
                      Lien Series A, Insured by FGIC                                                    5.250%        12/1/2022        5,012,150
    2,000,000      Houston, Texas, Airport System, Sub Lien Revenue Bonds,
                      Series A, FSA Insured                                                             5.625%         7/1/2030        2,022,640
    5,315,000      Lewisville, Texas, Independent School District, Capital Appreciation
                      Refunding Bonds, Permanent School Fund Guaranteed                            Zero Coupon        8/15/2019        2,091,399
    1,000,000      San Antonio, Texas, Airport Revenue Refunding Bonds, Insured
                      by AMBAC                                                                          7.375%         7/1/2011        1,080,770
    1,845,000      San Antonio, Texas, Airport Revenue Refunding Bonds,
                      Insured by AMBAC                                                                  7.375%         7/1/2010       $1,994,021
   11,615,000      Southeastern Texas Housing Finance Corp., Single Family
                      Mortgage Revenue Bonds                                                       Zero Coupon         9/1/2017        5,272,165(b)
    4,315,000      Texas State, Veterans Land Board General Obligation Bonds                            0.05%          7/1/2010        3,017,911(b)
    1,000,000      Texas Water Development Board, State Revolving Fund
                      Revenue Bond, Senior Lien, Series A                                               5.25%         7/15/2017        1,016,480
      305,000      Travis County, Texas, Housing Finance Corporation, Single
                      Family Mortgage Revenue Refunding Bonds, Series 1994-A                            6.75%          4/1/2014          319,375
      430,000      Wylie, Texas, Independent School District, General Obligation
                      Bonds, Permanent School Fund Guaranteed                                           6.875%        8/15/2014          507,477
      745,000      Wylie, Texas, Independent School District, General Obligation
                      Bonds, Permanent School Fund Guaranteed                                           6.875%        8/15/2014          903,231(b)
                                                                                                                                    ------------
                                                                                                                                      57,710,207
                                                                                                                                    ------------

                   Utah - 2.1%
    5,000,000      Intermountain Power Agency, Utah, Power Supply Revenue
                      Bonds, Series B, Insured by MBIA                                                  5.75%          7/1/2019        5,297,050
    3,405,000      Timpanogos Special Service District, Utah County, Utah,
                      Sewer Revenue Bonds, Series 1996-A, Insured by AMBAC                              6.1%           6/1/2019        3,817,822(b)
    3,750,000      Utah Associated Municipal Power Systems, San Juan Project
                      Revenue Bonds, Series O, Insured by MBIA                                          6.25%          6/1/2014        4,106,550(b)
                                                                                                                                    ------------
                                                                                                                                      13,221,422
                                                                                                                                    ------------

                   Vermont - 0.4%
    2,500,000      Vermont Educational & Health Buildings Finance Agency,
                      (Norwich University)                                                              5.5%           7/1/2021        2,441,950
                                                                                                                                    ------------

                   Virginia - 1.1%
    3,625,000      Fairfax County, Virginia, Water Authority, Water Revenue
                      Refunding Bonds                                                                   5.0%           4/1/2021        3,660,271
    3,000,000      Industrial Development Authority of Fairfax County, Virginia,
                      Health Care Revenue Bonds, (Inova Health System Project),
                      Series 1996                                                                       5.875%        8/15/2016        3,139,800
                                                                                                                                    ------------
                                                                                                                                       6,800,071
                                                                                                                                    ------------

                   Washington - 5.1%
    1,395,000      Douglas County, Washington, Public Utility District #1, Wells
                      Hydroelectric Revenue Bonds, Series A                                             8.75%          9/1/2018        1,723,118
    1,655,000      Douglas County, Washington, Public Utility District #1,
                      Wells Hydroelectric Revenue Bonds, Series A                                       8.75%          9/1/2018        2,110,688(b)
    2,000,000      Grant County, Washington, Public Utility District No. 2, Columbia
                      River, Priest Rapids Hydro Electric Development Project, Second
                      Series Revenue Bonds, Series A, Insured by AMBAC                                  5.0%           1/1/2023        1,944,640
    3,130,000      Seattle, Washington, Water System Revenue Bonds, Insured by FGIC                     5.0%          10/1/2027        3,003,798
    4,040,000      State of Washington, Unlimited Tax General Obligation Bonds, Series E                5.0%           7/1/2022        3,934,596
    1,500,000      Tacoma, Washington, Conservation System Project Revenue
                      Bonds, (Tacoma Public Utilities Light Division)                                   6.6%           1/1/2015       $1,610,370
    1,000,000      Washington State Higher Education (Whitman College Project)                          5.875%        10/1/2029        1,042,900
    2,000,000      Washington State Public Power Supply System, Nuclear
                      Project No. 1, Revenue Refunding Bonds, Series 1996-A,
                   Insured by MBIA                                                                      5.75%          7/1/2011        2,142,800
    3,000,000      Washington State Public Power Supply System, Nuclear Project
                      No. 1, Revenue Refunding Bonds, Series 1996-A,
                      Insured by MBIA                                                                   5.75%          7/1/2012        3,202,320
    1,000,000      Washington State, Health Care Facilities Authority, (Central
                      Washington Health Services Association), Revenue Bonds,
                      Series 2001, Insured by AMBAC                                                     5.0%          10/1/2018          991,120
    2,000,000      Washington State, Unlimited Tax General Obligation Bonds                             6.0%           6/1/2012        2,279,120
    2,955,000      Washington State, Unlimited Tax General Obligation Bonds,
                      Series 93A                                                                        5.75%         10/1/2012        3,316,722
       45,000      Washington State, Unlimited Tax General Obligation Bonds,
                      Series 93A                                                                        5.75%         10/1/2012           50,832(b)
    1,500,000      Washington State, Unlimited Tax General Obligation Bonds,
                      Series A                                                                          6.25%          2/1/2011        1,720,620
    2,500,000      Washington State, Various Purpose General Obligation Bonds                           6.25%          6/1/2010        2,866,350
                                                                                                                                    ------------
                                                                                                                                      31,939,994
                                                                                                                                    ------------

                   Wisconsin - 1.1%
    6,000,000      Wisconsin State Health & Education Facilities Authority,
                      (Wheaton Franciscan Services, Inc.), System Revenue and
                      Refunding Bonds, Series 2002                                                      5.75%         8/15/2025        5,953,740
    1,000,000      Wisconsin State, Health and Educational Facilities Authority,
                      (Agnesian Healthcare Inc.), Revenue Bonds                                         6.0%           7/1/2030          993,180
                                                                                                                                    ------------
                                                                                                                                       6,946,920
                                                                                                                                    ------------

                   Wyoming - 0.4%
    2,500,000      State of Wyoming, Farm Loan Board, Capital Facilities Revenue
                      Bonds, Series 1994                                                                6.1%           4/1/2024        2,718,675
                                                                                                                                    ------------
                          Total Long-Term Municipal Securities (cost $555,219,684)                                                   612,506,196
                                                                                                                                    ------------

                   SHORT-TERM MUNICIPAL SECURITIES - 2.9% (a,c)
      900,000      Berkeley County, South Carolina, (Amoco Chemical Co. Project),
                      Pollution Control Revenue Refunding Bonds, Series 1994                            1.65%          5/1/2002          900,000
      700,000      City of Hammond, Indiana, (Amoco Chemical Co. Project),
                      Pollution Control Revenue Refunding Bonds, Series 1994                            1.65%          5/1/2002          700,000
    2,400,000      Connecticut State Health & Educational Facilities, (Yale University),
                      Variable Rate Notes, Series T-1                                                   1.65%          5/1/2002        2,400,000
    1,700,000      Dade County, Florida, Industrial Development Authority (Florida
                      Power & Light Co.)                                                                1.75%          5/1/2002        1,700,000
      600,000      Harris County, Texas, Health Facilities Development, (Texas
                      Children's Hospital), Revenue Bonds, Series B-1                                   1.70%          5/1/2002          600,000
      200,000      Illinois Development Finance Authority, (Amoco Oil Company
                      Project), Pollution Control Revenue Refunding Bonds, Series 1994                  1.65%          5/1/2002          200,000
    1,320,000      Massachusetts Health and Educational Facilities Authority,
                      Variable Rate Demand Revenue Bonds, Capital Asset Program
                      Issue, Series C                                                                   1.65%          5/1/2002        1,320,000
    1,300,000      Massachusetts Health & Educational Facilities Authority,
                      Variable Rate Demand Notes, Series B                                              1.65%          5/1/2002        1,300,000
    1,300,000      Michigan Strategic Fund, Variable Rate Demand Pollution
                      Control Revenue Refunding Bonds, (Consumers Power Company
                      Project), Series 1988A                                                            1.70%          5/1/2002        1,300,000
      200,000      New Jersey Economic Development Authority, (United Water
                      New Jersey), Variable Rate Notes, Series PJ-A                                     1.60%          5/1/2002          200,000
      900,000      Peninsula Ports Authority, Virginia, Variable Rate Notes                             1.70%          5/1/2002          900,000
    1,100,000      Pennsylvania State Higher Education Facilities, (Temple
                      University), Revenue Bonds                                                        1.65%          5/1/2002        1,100,000
    1,500,000      Salt Lake City, Utah, Pollution Control, (Service Station
                      Holdings), Variable Rate Notes                                                    1.65%          5/1/2002        1,500,000
      600,000      Southwest Higher Education Authority, (Southern Methodist
                      University)                                                                       1.70%          5/1/2002          600,000
      200,000      St. Charles Parish, Tennessee, Pollution Control (Shell Oil Co.),
                       Series B                                                                         1.65%          5/1/2002          200,000
    1,800,000      St. Lucie County, Florida, (Florida Power & Light Co. Project),
                      Variable Rate Notes                                                               1.75%          5/1/2002        1,800,000
    1,450,000      Sublette County, Wyoming, Pollution Control Revenue Bonds,
                      (Exxon Project), Series 1984                                                      1.65%          5/1/2002        1,450,000
                                                                                                                                    ------------
                          Total Short-Term Municipal Securities (at amortized cost)                                                   18,170,000
                                                                                                                                    ------------

                          Total Investments in Securities (cost $573,389,684)                                                       $630,676,196(d)
                                                                                                                                    ============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds. Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $573,389,684 and the net unrealized appreciation of investments based on that cost was $57,286,512 which is comprised of $57,801,236 aggregate gross unrealized appreciation and $514,724 aggregate gross unrealized depreciation.

(e) Miscellaneous abbreviations:
AMBAC- AMBAC Indemnity Corp.
Connie Lee- Connie Lee Insurance Co.
FGIC- Financial Guaranty Insurance Co.
FSA- Federal Security Assurance, Inc.
MBIA- Municipal Bond Investors Assurance Corp.

Lutheran Brotherhood Limited Maturity Bond Fund
Portfolio of Investments
April 30, 2002

(unaudited)

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date              Value
      ---------                                                                                      ----           --------            -----

                   CORPORATE BONDS - 35.3% (a)
                   Aerospace & Defense - 0.6%
     $466,428      Systems 2001 Asset Trust, LLC, Equipment Trust Pass Through
                      Certificates, Series 2001-G                                                       6.664%        9/15/2013         $486,472
                                                                                                                                    ------------

                   Airlines - 2.8%
      498,633      American Airlines, Inc., Pass Through Trust Certificates,
                      Series 2001-2-A1                                                                  6.978%         4/1/2011          514,317
      625,000      Delta Airlines, Inc., Pass Through Certificates                                      6.417%         7/2/2012          630,519
      500,000      Metropolitan Airports Commission, (Minneapolis-St. Paul)
                      Taxable Notes, Series 15                                                          4.85%          1/1/2006          495,840
      500,000      Southwest Airlines Co., Pass Through Certificates, Series A-2                        5.496%        11/1/2006          499,906
                                                                                                                                    ------------
                                                                                                                                       2,140,582
                                                                                                                                    ------------

                   Automotive - 1.3%
      500,000      General Motors Acceptance Corp., Notes                                               6.125%        9/15/2006          506,261
      500,000      Hertz Corp., Notes                                                                   7.4%           3/1/2011          479,077
                                                                                                                                    ------------
                                                                                                                                         985,338
                                                                                                                                    ------------

                   Banks - 2.7%
      500,000      Bank One Corp., Notes                                                                6.0%           8/1/2008          506,529
      500,000      Capital One Bank, Notes                                                              6.5%          7/30/2004          506,099
      500,000      Corporacion Andina De Fomento, Notes (USD)                                           6.875%        3/15/2012          507,269
      500,000      PNC Funding Corp., Sr. Notes                                                         5.75%          8/1/2006          507,286
                                                                                                                                    ------------
                                                                                                                                       2,027,183
                                                                                                                                    ------------

                   Broadcasting & Media - 1.7%
      500,000      Disney (Walt) Co., Global Notes                                                      6.375%         3/1/2012          495,388
      250,000      EchoStar DBS Corp., Sr. Notes                                                        9.125%        1/15/2009          258,750
      500,000      Viacom, Inc., Notes                                                                  5.625%         5/1/2007          498,780
                                                                                                                                    ------------
                                                                                                                                       1,252,918
                                                                                                                                    ------------

                   Building Materials - 0.7%
      500,000      Mohawk Industries, Inc., Bonds                                                       6.5%          4/15/2007          510,570
                                                                                                                                    ------------

                   Chemicals - 0.7%
      500,000      Praxair, Inc., Bonds                                                                 6.375%         4/1/2012          506,349
                                                                                                                                    ------------

                   Conglomerates - 0.3%
      250,000      General Electric Capital Corp., Bonds                                                5.375%        3/15/2007          252,130
                                                                                                                                    ------------

                   Environmental - 0.9%
      200,000      Allied Waste, North America, Secured Notes, Series B                                 8.875%         4/1/2008          207,500
      500,000      Waste Management, Inc, Sr. Notes                                                     6.5%         11/15/2008          498,275
                                                                                                                                    ------------
                                                                                                                                         705,775
                                                                                                                                    ------------

                   Finance - Consumer - 0.7%
      500,000      Countrywide Home Loans, Inc., Notes                                                  5.5%           8/1/2006          501,543
                                                                                                                                    ------------

                   Food & Beverage - 2.3%
      750,000      Coca-Cola Enterprises, Inc., Notes                                                   5.25%         5/15/2007          749,180
      500,000      General Mills, Inc., Notes                                                           5.125%        2/15/2007          492,208
      500,000      Kellogg Co., Notes, Series B                                                         6.0%           4/1/2006          514,980
                                                                                                                                    ------------
                                                                                                                                       1,756,368
                                                                                                                                    ------------

                   Health Care - Drugs & Pharmaceuticals - 1.0%
      750,000      Baxter International, Inc., Notes                                                    5.25%          5/1/2007          751,890
                                                                                                                                    ------------

                   Health Care Management - 2.4%
      250,000      Coverntry Health Care, Inc., Sr. Notes                                               8.125%        2/12/2012          258,750
      500,000      Manor Care, Inc., Sr. Notes                                                          8.0%           3/1/2008          530,000
      500,000      Tenet Healthcare Corp., Sr. Notes                                                    5.375%       11/15/2006          493,060
      500,000      Wellpoint Health Networks, Inc., Notes                                               6.375%        1/15/2012          502,648
                                                                                                                                    ------------
                                                                                                                                       1,784,458
                                                                                                                                    ------------

                   Insurance - 4.0%
      500,000      Ace, Ltd., Notes                                                                     6.0%           4/1/2007          507,543
      500,000      AIG SunAmerica Global Finance, Sr. Notes                                             5.1%          1/17/2007          497,995
      500,000      Allstate Financial Global Funding, Notes                                             7.125%        9/26/2005          537,047
      500,000      John Hancock Financial Services, Inc., Notes                                         5.625%        12/1/2008          497,515
      500,000      Marsh & McLennan Companies, Notes                                                    5.375%        3/15/2007          503,910
      500,000      MetLife, Inc., Notes                                                                 5.25%         12/1/2006          499,795
                                                                                                                                    ------------
                                                                                                                                       3,043,805
                                                                                                                                    ------------

                   Investment Banking & Brokerage - 0.7%
      500,000      Credit Suisse First Boston USA, Inc., Notes                                          5.75%         4/15/2007          502,710
                                                                                                                                    ------------

                   Lodging & Hotels - 0.3%
      250,000      Starwood Hotels & Resorts, Notes                                                     7.375%         5/1/2007          252,813
                                                                                                                                    ------------

                   Machinery & Equipment - 0.6%
      500,000      Johnson Controls, Inc., Bonds                                                        5.0%         11/15/2006          491,129
                                                                                                                                    ------------

                   Oil & Gas - 2.6%
      250,000      Dynegy, Inc., Notes                                                                  8.125%        3/15/2005          237,677
      500,000      Kinder Morgan Energy Partners, Notes                                                 7.125%        3/15/2012          518,601
      416,667      Pemex Finance, Ltd., Notes                                                           8.45%         2/15/2007          462,581
      500,000      Valero Energy Corp., Notes                                                           6.875%        4/15/2012          508,803
      250,000      Western Oil Sands, Inc., Secured Notes                                               8.375%         5/1/2012          260,000
                                                                                                                                    ------------
                                                                                                                                       1,987,662
                                                                                                                                    ------------

                   Paper & Forest Products - 0.7%
      500,000      Weyerhaeuser Co., Notes                                                              6.125%        3/15/2007          506,208
                                                                                                                                    ------------

                   Publishing - 0.7%
      500,000      Gannett Company, Inc., Notes                                                         5.5%           4/1/2007          503,066
                                                                                                                                    ------------

                   Services - 0.7%
      500,000      Cendant Corp., Notes                                                                 6.875%        8/15/2006          492,902
                                                                                                                                    ------------

                   Telecommunications - Wireless - 0.6%
      500,000      Verizon Wireless, Inc., Notes, Series A                                              5.65%        11/15/2011          454,798
                                                                                                                                    ------------

                   Telecommunications - Wireline - 0.9%
      500,000      Qwest Capital Funding, Inc., Unsecured Notes                                         7.75%         8/15/2006          387,871
      500,000      Worldcom, Inc. (Worldcom Group), Notes                                               6.5%          5/15/2004          295,143
                                                                                                                                    ------------
                                                                                                                                         683,014
                                                                                                                                    ------------

                   Transportation - 0.3%
      250,000      Teekay Shipping Corp., First Preferred Ship Mortgage Notes                           8.32%          2/1/2008          262,500
                                                                                                                                    ------------

                   Utilities - 5.1%
      500,000      Allegheny Energy Supply Co., LLC, Bonds                                              8.25%         4/15/2012          516,384
      500,000      Constellation Energy Group, Inc., Notes                                              6.35%          4/1/2007          507,747
      500,000      Indiana Michigan Power Co., Sr. Notes, Series C                                      6.125%       12/15/2006          505,473
      500,000      Mirant Americas Energy Marketing, Collateral Trust
                      Certificates, Series 2001-14                                                      7.2%          6/15/2004          428,598
      250,000      NRG Energy, Inc., Notes                                                              6.75%         7/15/2006          240,463
      500,000      Powergen US Funding, LLC, Notes                                                      4.5%         10/15/2004          498,618
      250,000      PSEG Energy Holdings, Sr. Notes                                                      8.625%        2/15/2008          253,106
      328,539      Reliant Energy Mid Atlantic, Pass Through Certificates,
                      Series B                                                                          9.237%         7/2/2017          357,633
      500,000      TXU Corp., Notes                                                                     6.375%        6/15/2006          507,090
                                                                                                                                    ------------
                                                                                                                                       3,815,112
                                                                                                                                    ------------
                          Total Corporate Bonds (cost $26,764,417)                                                                    26,657,295
                                                                                                                                    ------------

                   ASSET-BACKED SECURITIES - 7.7% (a)
      500,000      Chase Manhatten Auto Owner Trust, Series 2001-A-A4                                   5.07%         2/15/2008          512,611
      500,000      Citibank Credit Card Issuance Trust, Trust Certificates,
                      Series 2001-A8-A8                                                                 4.1%          12/7/2006          500,936
      500,000      Com-Ed Transitional Funding Trust, Series 1998-1-A5                                  5.44%         3/25/2007          517,798
      500,000      CPL Transition Funding, LLC, Rate-Reduction Bond,
                      Series 2002-1, Class A2                                                           5.01%         1/15/2010          503,445
      500,000      Discover Card Master Trust I, Series 1999-6A                                         6.85%         7/17/2007          533,595
      750,000      Honda Auto Receivables, Asset Backed Certificates,
                      Series 2002-1, Class A4                                                           4.22%         4/16/2007          749,773
      750,000      MBNA Credit Card Master Note Trust, Credit Card Backed
                      Certificates, Series 2002-1, Class A1                                             4.95%         6/15/2009          752,608
      $00,000      MMCA Auto Owner Trust, Series 2001-1-A4                                              5.34%        12/15/2005         $514,701
      500,000      PSE&G Transition Funding, LLC, Series 2001-1-A2                                      5.74%         3/15/2007          518,840
      500,000      Sears Credit Account Master Trust, Master Trust Certificates,
                      Series 1999-3-A                                                                   6.45%        11/15/2009          529,210
      140,708      Toyota Auto Receivables, Asset Backed Certificates,
                      Series 1999-A-A3                                                                  6.15%         8/16/2004          141,460
                                                                                                                                    ------------
                          Total Asset-Backed Securities (cost $5,608,573)                                                              5,774,977
                                                                                                                                    ------------

                   MORTGAGE-BACKED SECURITIES - 6.8% (a)
    4,000,000      Federal Home Loan Mortgage Corp., Participation Certificates                         7.0%           5/1/2032        4,125,000(b)
      500,000      Washington Mutual Mortgage Corp., Pass Through Certificates                          5.598%        4/25/2032          503,438
      500,000      Washington Mutual Mortgage Corp., Pass Through Certificates                          5.355%        6/25/2032          501,250
                                                                                                                                    ------------
                          Total Mortgage-Backed Securities (cost $5,075,313)                                                           5,129,688
                                                                                                                                    ------------

                   U.S. GOVERNMENT AGENCY - 6.7% (a)
    2,000,000      Federal National Mortgage Association, Notes                                         5.25%         4/15/2007        2,037,638
    1,500,000      Federal National Mortgage Association, Notes                                         3.125%       11/15/2003        1,502,363
    1,500,000      Federal National Mortgage Association, Notes                                         3.875%        3/15/2005        1,494,648
                                                                                                                                    ------------
                          Total U.S. Government Agency (cost $4,973,812)                                                               5,034,649
                                                                                                                                    ------------

                   U.S. GOVERNMENT - 24.3% (a)
   17,500,000      U.S. Treasury Notes                                                                  4.25%         3/31/2003       17,834,285
      500,000      U.S. Treasury Notes                                                                  4.625%        5/15/2006          506,817
                                                                                                                                    ------------
                          Total U.S. Government (cost $18,295,894)                                                                    18,341,102
                                                                                                                                    ------------

     Shares
     ------

                   PREFERRED STOCKS - 0.8% (a)
       20,000      Travelers Property & Casualty Corp., Convertible Preferred Stock                                                      503,200
        2,000      Tribune Co., Convertible Preferred Stock (AOL Time Warner)                                                            139,000
                                                                                                                                    ------------
                          Total Preferred Stocks (cost $643,050)                                                                         642,200
                                                                                                                                    ------------

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date
      ---------                                                                                      ----           --------

                   SHORT-TERM SECURITIES - 18.4% (a)
                   Commercial Paper - 10.4%
   $3,000,000      Koch Industries                                                                      1.9%           5/1/2002        3,000,000
    1,820,000      New Center Asset Trust                                                               1.88%          5/1/2002        1,820,000
    3,000,000      Ventures Business                                                                    1.92%          5/1/2002        3,000,000
                                                                                                                                    ------------
                                                                                                                                       7,820,000
                                                                                                                                    ------------

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date              Value
      ---------                                                                                      ----           --------            -----

                   U.S. Government Agency - 8.0%
   $6,000,000      Federal Home Loan Bank, Floating Rate Notes                                          1.81%         5/13/2002       $5,999,426
                                                                                                                                    ------------
                          Total Short-Term Securities (at amortized cost)                                                             13,819,426
                                                                                                                                    ------------

                          Total Investments in Securities (cost $75,180,485)                                                         $75,399,337(c)
                                                                                                                                     ===========

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Limited Maturity Bond Fund.

(b) Denotes investments purchased on a when-issued basis.

(c) At April 30, 2002, the aggregate cost of securities for federal income tax purposes was $75,180,485 and the net unrealized appreciation of investments based on that cost was $218,852 which is comprised of $701,841 aggregate gross unrealized appreciation and $482,989 aggregate gross unrealized depreciation.

(d) Miscellaneous footnotes:
(USD) - Denominated in U.S. Dollars.

See accompanying notes to portolio of investments.

Lutheran Brotherhood Money Market Fund
Portfolio of Investments
April 30, 2002

(unaudited)

      Principal                                                                                                     Maturity
       Amount                                                                                        Rate             Date              Value
      ---------                                                                                      ----           --------            -----

                   CERTIFICATES OF DEPOSIT - 9.5% (a)
                   Banking - Foreign
  $13,000,000      Canadian Imperial Bank of Commerce                                                   2.44%        12/30/2002      $13,003,416
   13,000,000      Canadian Imperial Bank of Commerce                                                   2.50%          3/4/2003       13,000,000
   13,000,000      Deutsche Bank, A.G.                                                                  2.38%        11/19/2002       12,994,257
   13,000,000      Deutsche Bank, A.G.                                                                  2.36%        12/30/2002       12,994,835
   13,000,000      UBS Ag Stamford (Union Bank of Switzerland)                                          2.50%        12/18/2002       13,000,000
    3,200,000      UBS Ag Stamford (Union Bank of Switzerland)                                          2.43%          7/2/2002        3,208,381
                                                                                                                                    ------------
                          Total Certificates of Deposit                                                                               68,200,889
                                                                                                                                    ------------

                   COMMERCIAL PAPER - 76.3% (a)
                   Banking - Domestic -  7.8%
    1,207,000      River Fuel Co., Inc. (Bank of New York, Direct Pay Letter of Credit)                 1.85%         5/10/2002        1,206,442
    4,000,000      River Fuel Co., Inc. (Bank of New York, Direct Pay Letter of Credit)                 1.83%         5/28/2002        3,994,510
   13,000,000      River Fuel Co., Inc. (Bank of New York, Direct Pay Letter of Credit)                 1.83%         5/31/2002       12,980,175
    6,300,000      River Fuel Trust #1 (Bank of New York, Direct Pay Letter of Credit)                  1.80%         5/21/2002        6,293,700
   31,000,000      Ventures Business Trust (Guaranteed J.P. Morgan & Co.)                               1.92%          5/1/2002       31,000,000
                                                                                                                                    ------------
                                                                                                                                      55,474,827
                                                                                                                                    ------------

                   Banking - Foreign - 7.4%
    3,800,000      Abbey National North America (Guaranteed Abbey National plc)                         1.75%         5/15/2002        3,797,414
   31,000,000      Abbey National North America (Guaranteed Abbey National plc)                         1.88%          5/1/2002       31,000,000
    5,000,000      UBS Finance (Delaware) Inc. (Guaranteed Union Bank of
                      Switzerland)                                                                      2.60%        12/27/2002        4,915,000
   13,000,000      UBS Finance (Delaware) Inc. (Guaranteed Union Bank of
                      Switzerland)                                                                      1.85%         6/13/2002       12,971,584
                                                                                                                                    ------------
                                                                                                                                      52,683,998
                                                                                                                                    ------------

                   Finance - Automotive - 4.8%
   13,000,000      American Honda Finance Corp. (Guaranteed American
                      Honda Motor)                                                                      1.82%         5/21/2002       12,986,928
    8,000,000      American Honda Finance Corp. (Guaranteed American
                      Honda Motor)                                                                      1.76%         5/23/2002        7,991,396
   13,000,000      Toyota Motor Credit Corp.                                                            1.79%         5/13/2002       12,992,243
                                                                                                                                    ------------
                                                                                                                                      33,970,567
                                                                                                                                    ------------

                   Finance - Commercial - 2.2%
    3,182,000      General Electric Capital Corp.                                                       2.23%         11/1/2002        3,146,220
   13,000,000      General Electric Capital International Funding, Inc. (Guaranteed
                      General Electric Capital Corp.)                                                   1.88%         7/15/2002       12,949,354
                                                                                                                                    ------------
                                                                                                                                      16,095,574
                                                                                                                                    ------------

                   Finance - Consumer - 1.8%
  $13,000,000      Citicorp                                                                             1.79%         5/30/2002      $12,981,255
                                                                                                                                    ------------

                   Finance - Structured - 21.3%
   13,000,000      CXC, Inc.                                                                            1.87%         7/16/2002       12,948,953
    6,500,000      Delaware Funding Corp.                                                               1.83%          5/2/2002        6,499,670
   13,000,000      Edison Asset Securitization, L.L.C.                                                  1.86%         5/16/2002       12,989,979
   13,000,000      Edison Asset Securitization, L.L.C.                                                  1.85%         8/16/2002       12,928,904
    2,403,000      Enterprise Funding Corp.                                                             1.79%         5/17/2002        2,401,088
    1,998,000      Enterprise Funding Corp.                                                             1.79%          5/2/2002        1,997,901
    1,909,000      Enterprise Funding Corp.                                                             1.81%          6/6/2002        1,905,545
   13,000,000      Govco, Inc.                                                                          1.88%          7/8/2002       12,954,081
   13,000,000      Kitty Hawk Funding Corp.                                                             1.80%         5/22/2002       12,986,350
    2,795,000      Kitty Hawk Funding Corp.                                                             1.95%         6/18/2002        2,787,770
    6,500,000      Park Avenue Receivables Corp.                                                        1.80%         5/10/2002        6,497,075
   13,000,000      Park Avenue Receivables Corp.                                                        1.88%         5/22/2002       12,985,819
   13,000,000      Sheffield Receivables Corp.                                                          1.79%         5/20/2002       12,987,719
    9,000,000      Starfish Global Funding, LLC                                                         1.79%          5/7/2002        8,997,315
   13,000,000      Starfish Global Funding, LLC                                                         1.82%         6/24/2002       12,964,705
    4,500,000      Tulip Funding Corp.                                                                  1.84%         5/13/2002        4,497,255
   13,000,000      Windmill Funding Corp.                                                               1.87%         5/29/2002       12,981,193
                                                                                                                                    ------------
                                                                                                                                     152,311,322
                                                                                                                                    ------------

                   Food & Beverage - 6.1%
    5,000,000      Alcon Finance plc (Guaranteed Nestle Corp.)                                          1.77%         5/14/2002        4,996,804
    5,000,000      Cargill, Inc.                                                                        1.76%         5/17/2002        4,996,089
   14,800,000      Cargill, Inc.                                                                        1.88%          5/1/2002       14,800,000
    3,700,000      Cargill, Inc.                                                                        1.85%         5/21/2002        3,696,218
   13,000,000      Nestle Corp. Australia Ltd. (Guaranteed Nestle Corp.)                                1.79%          5/8/2002       12,995,475
    2,477,000      Unilever Capital Corp.                                                               1.77%          6/5/2002        2,472,738
                                                                                                                                    ------------
                                                                                                                                      43,957,324
                                                                                                                                    ------------

                   Insurance - 10.6%
    4,500,000      American Family Financial Services (Guaranteed American
                      Family Mutual Insurance Co.)                                                      1.86%          6/4/2002        4,492,138
   13,000,000      Marsh & McLennan Co, Inc.                                                            1.78%         5/14/2002       12,991,644
    7,000,000      Swiss Re Financial Products                                                          1.82%          5/6/2002        6,998,231
   13,000,000      Swiss Re Financial Products                                                          1.78%         6/17/2002       12,969,959
   13,000,000      Swiss Re Financial Products                                                          2.06%         7/24/2002       12,937,817
    1,200,000      Transamerica Finance Corp. (Guaranteed Aegon N.V.)                                   1.85%         5/21/2002        1,198,773
    6,200,000      Transamerica Finance Corp. (Guaranteed Aegon N.V.)                                   1.86%         5/28/2002        6,191,398
    3,680,000      Transamerica Finance Corp. (Guaranteed Aegon N.V.)                                   1.90%         6/19/2002        3,670,533
    3,400,000      Transamerica Finance Corp. (Guaranteed Aegon N.V.)                                   1.95%         6/24/2002        3,390,106
   11,000,000      Transamerica Finance Corp. (Guaranteed Aegon N.V.)                                   1.93%          8/9/2002       10,941,333
                                                                                                                                    ------------
                                                                                                                                      75,781,932
                                                                                                                                    ------------

                   Oil & Gas - 10.4%
   $6,500,000      Chevron Transport Corp. (Guaranteed Chevron Corp.)                                   1.84%         5/20/2002       $6,493,722
   10,000,000      Chevron Transport Corp. (Guaranteed Chevron Corp.)                                   1.77%          5/7/2002        9,997,050
   13,000,000      Chevron UK Investments, plc (Guaranteed Chevron Corp.)                               1.87%         5/10/2002       12,993,955
   34,000,000      Koch Industries, Inc.                                                                1.90%          5/1/2002       34,000,000
    6,200,000      Total Fina SA (USD)                                                                  1.85%         5/28/2002        6,191,444
    4,500,000      Total Fina SA (USD)                                                                  1.79%         6/17/2002        4,489,543
                                                                                                                                    ------------
                                                                                                                                      74,165,714
                                                                                                                                    ------------

                   Services - 3.0%
    1,285,000      Northwestern University                                                              1.85%          5/2/2002        1,284,934
    2,000,000      Northwestern University                                                              1.91%         6/11/2002        1,995,672
    5,000,000      Northwestern University                                                              1.81%          7/2/2002        4,984,500
   13,000,000      Yale University                                                                      1.79%          5/9/2002       12,994,829
                                                                                                                                    ------------
                                                                                                                                      21,259,935
                                                                                                                                    ------------

                   Sovereign Governments - 0.9%
    6,500,000      Canadian Wheat Board                                                                 2.05%         9/30/2002        6,444,288
                                                                                                                                    ------------
                          Total Commercial Paper                                                                                     545,126,736
                                                                                                                                    ------------

                   MEDIUM TERM NOTES - 1.2% (a)
                   Finance - Commercial
    4,000,000      General Electric Capital Corp.                                                       2.04%         10/1/2002        4,077,282
    4,200,000      General Electric Capital Corp.                                                       2.48%         10/1/2002        4,273,088
                                                                                                                                    ------------
                          Total Medium Term Notes                                                                                      8,350,370
                                                                                                                                    ------------

                   U.S. GOVERNMENT AGENCY - 5.6% (a)
   13,000,000      Federal Home Loan Mortgage Corp.                                                     2.06%        11/29/2002       12,846,889
   13,000,000      Federal Home Loan Mortgage Corp.                                                     2.42%         11/7/2002       12,838,078
    1,314,000      Federal Home Loan Mortgage Corp.                                                     1.81%         5/16/2002        1,313,025
   13,000,000      Federal National Mortgage Association                                                2.12%          7/5/2002       13,042,085
                                                                                                                                    ------------
                          Total U.S. Government Agency                                                                                40,040,077
                                                                                                                                    ------------

                   VARIABLE RATE NOTES - 7.4% (a,b)
                   Finance - Automotive - 2.1%
   15,000,000      American Honda Finance Corp. (Guaranteed American
                      Honda Motor)                                                                      1.98%         7/16/2002       14,999,844
                                                                                                                                    ------------

                   U.S. Government Agency - 2.8%
  $20,000,000      Federal Home Loan Bank                                                               1.74%         1/17/2003      $19,995,427
                                                                                                                                    ------------

                   U.S. Municipal - 2.5%
    8,000,000      Illinois Student Assistance Commission (Bank of America,
                      Illinois, Direct Pay Letter of Credit)                                            1.98%          5/1/2002        8,000,000
   10,000,000      Illinois Student Assistance Commission (Student Loan
                      Marketing Assoc., Direct Pay Letter of Credit)                                    1.95%          5/1/2002       10,000,000
                                                                                                                                    ------------
                                                                                                                                      18,000,000
                                                                                                                                    ------------
                          Total Variable Rate Notes                                                                                   52,995,271
                                                                                                                                    ------------

                          Total Portfolio of Investments (at amortized cost)                                                        $714,713,343(c)
                                                                                                                                    ============

Notes to Portfolio of Investments:

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

(d) Miscellaneous footnotes:
(USD) - Denominated in U.S. Dollars.

Lutheran Brotherhood Opportunity Growth Fund
Financial Statements

                Statement of Assets and Liabilities
                         April 30, 2002
                           (unaudited)

Assets:
   Investments in securities, at value (cost, $172,326,149) $179,165,255
   Cash                                                            9,193
   Receivable for investment securities sold                   3,164,832
   Dividend receivable                                            16,523
                                                            ------------
         Total assets                                        182,355,803
                                                            ------------

Liabilities:
   Payable for investment securities purchased                 3,946,385
   Accrued expenses                                              147,671
                                                            ------------
   Total liabilities                                           4,094,056
                                                            ------------
Net Assets                                                  $178,261,747
                                                            ============

Net Assets consist of:
   Paid-in capital                                          $222,945,373
   Distributable earnings                                    (44,683,626)
                                                            ------------
Net Assets                                                  $178,261,747
                                                            ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $155,715,997 and 17,363,465 shares of
   beneficial interest outstanding)                                $8.97
                                                                   =====

Maximum public offering price per share (based on a net asset value per share  of $8.97 divided by 0.96  for a 4%
   sales charge)                                                   $9.34
                                                                   =====

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $12,901,544  and 1,489,332
   shares of beneficial interest outstanding)                      $8.66
                                                                   =====

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $9,644,206 and 1,050,813
   shares of beneficial interest outstanding)                      $9.18
                                                                   =====

                        Statement of Operations
                     Six Months Ended April 30, 2002
                              (unaudited)

Investment Income:
Income--
   Dividend income                                         $    148,186
   Interest income                                              193,082
                                                            -----------
      Total income                                              341,268
                                                            -----------

Expenses--
   Investment advisory fee                                      416,619
   Distribution and service plan fees:
      Class A                                                   202,974
      Class B                                                    62,976
      Institutional Class                                         6,405
   Transfer agent services                                      614,258
   Custodian fee                                                 73,881
   Administrative personnel and services                         21,371
   Printing and postage                                         145,513
   Trust share registration costs                                29,698
   Auditing fees                                                  2,353
   Legal fees                                                     1,387
   Trustees' fees                                                 3,498
   Miscellaneous                                                  4,120
                                                            -----------
         Total expenses                                       1,585,053
            Fees paid indirectly                                   (686)
                                                            -----------
         Net expenses                                         1,584,367
                                                            -----------
         Net investment loss                                 (1,243,099)

Realized and unrealized gain (loss) on investments:
Net realized loss on investment transactions                (16,611,191)
Net change in unrealized appreciation of investments         23,119,773
                                                            -----------
    Net gain on investments                                   6,508,582
                                                            -----------
    Net increase in net assets resulting from operations    $ 5,265,483
                                                            ===========

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment loss                                                                                            $  (1,243,099)         $  (2,034,058)
Net realized loss on investments                                                                                 (16,611,191)           (33,469,643)
Net change in unrealized appreciation or depreciation of investments                                              23,119,773            (58,651,721)
                                                                                                               -------------          -------------
         Net change in net assets resulting from operations                                                        5,265,483            (94,155,422)
                                                                                                               -------------          -------------

Distributions to shareholders                                                                                              -            (17,588,269)
Capital share transactions                                                                                        (3,578,342)             8,316,616
                                                                                                               -------------          -------------
         Net change in net assets                                                                                  1,687,141           (103,427,075)

Net assets:
Beginning of period                                                                                              176,574,606            280,001,681
                                                                                                               -------------          -------------
End of period                                                                                                   $178,261,747           $176,574,606
                                                                                                                ============          =============

Lutheran Brotherhood Mid Cap Growth Fund
Financial Statements

                  Statement of Assets and Liabilities
                           April 30, 2002
                             (unaudited)

Assets:
   Investments in securities, at value (cost, $165,953,094)   $168,471,462
   Cash                                                             11,749
   Receivable for investment securities sold                       141,238
   Dividend receivable                                              16,506
   Unamortized organization costs                                      462
                                                              ------------
         Total assets                                          168,641,417
                                                              ------------

Liabilities:
   Payable for investment securities purchased                   1,951,911
   Accrued expenses                                                156,620
                                                              ------------
         Total liabilities                                       2,108,531
                                                              ------------
Net Assets                                                    $166,532,886
                                                              ============

Net Assets consist of:
   Paid-in capital                                            $187,869,185
   Distributable earnings                                      (21,336,299)
                                                              ------------
Net assets                                                    $166,532,886
                                                              ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $113,974,539 and 9,398,871 shares of beneficial
   interest outstanding)                                           $12.13
                                                                   ======

Maximum public offering price per share (based on a net asset value per share of $12.13 divided by 0.96 for a 4% sales charge) $12.64
                                                                   ======

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $37,975,593 and  3,247,087
   shares of beneficial interest outstanding)                      $11.70
                                                                   ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $14,582,754 and 1,173,692 shares of
   beneficial interest outstanding)                                 $12.42
                                                                    ======

Statement of Operations
Six Months Ended April 30, 2002
(unaudited)
Investment Income:

Income--
   Dividend income                                            $    180,247
   Interest income                                                  87,028
                                                              ------------
         Total income                                              267,275
                                                              ------------
Expenses--
   Investment advisory fee                                         350,408
   Distribution and service plan fees:
      Class A                                                      142,230
      Class B                                                      179,771
      Institutional Class                                            9,801
   Transfer agent services                                         574,333
   Custodian fee                                                    66,389
   Administrative personnel and services                            19,007
   Printing and postage                                            146,315
   Trust share registration costs                                   33,076
   Auditing fees                                                     2,292
   Legal fees                                                          967
   Trustees' fees                                                    2,473
   Amortization of organization costs                                2,722
   Miscellaneous                                                     3,017
                                                              ------------
         Total expenses                                          1,532,801
            Expense reimbursement from
            investment advisor                                    (284,912)
            Fees paid indirectly                                      (181)
                                                              ------------
         Net expenses                                            1,247,708
                                                              ------------
         Net investment loss                                      (980,433)
                                                              ------------

Realized and unrealized gain (loss) on investments:
Net realized loss on investment transactions                   (10,277,030)
Net change in unrealized appreciation of investments            20,025,433
                                                              ------------
         Net gain on investments                                 9,748,403
                                                              ------------
         Net increase in net assets resulting from operations  $ 8,767,970
                                                               ===========

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment loss                                                                                           $     (980,433)         $  (1,405,323)
Net realized loss on investments                                                                                 (10,277,030)           (12,531,703)
Net change in unrealized appreciation or depreciation of investments                                              20,025,433            (52,052,812)
                                                                                                               -------------          -------------
         Net change in net assets resulting from operations                                                        8,767,970            (65,989,838)
                                                                                                               -------------          -------------

Distributions to shareholders                                                                                              -            (14,172,924)
Capital share transactions                                                                                        10,571,513             45,809,601
                                                                                                               -------------          -------------
         Net change in net assets                                                                                 19,339,483            (34,353,161)

Net assets:
Beginning of period                                                                                              147,193,403            181,546,564
                                                                                                               -------------          -------------
End of period                                                                                                   $166,532,886           $147,193,403
                                                                                                               =============          =============

Lutheran Brotherhood World Growth Fund
Financial Statements

                  Statement of Assets and Liabilities
                              April 30, 2002
                                (unaudited)

Assets:
   Investments in securities, at value
      (cost, $109,888,238 )                               $  99,306,490
   Cash  (including foreign currency holdings of
      $1,063,283)                                             1,086,341
   Receivable for investment securities sold                    109,279
   Dividend and interest receivable                             403,040
                                                           ------------
         Total assets                                       100,905,150
                                                           ------------

Liabilities:
   Payable for investment securities purchased                  232,013
   Accrued expenses                                             103,450
                                                           ------------
         Total liabilities                                      335,463
                                                           ------------
Net Assets                                                 $100,569,687
                                                           ============

Net Assets consist of:
   Paid-in capital                                         $118,914,471
   Distributable earnings                                   (18,344,784)
                                                           ------------
Net assets                                                 $100,569,687
                                                           ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $72,712,145 and 8,328,634 shares of
   beneficial interest outstanding)                               $8.73
                                                                  =====

Maximum public offering price per share (based on a net asset value per share  of $8.73 divided by 0.96  for a 4%
   sales charge)                                                 $9.09
                                                                 =====

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $12,511,976  and 1,482,197
   shares of beneficial interest outstanding)                    $8.44
                                                                 =====

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $15,345,566 and 1,717,155
   shares of beneficial interest outstanding)                    $8.94
                                                                 =====

                         Statement of Operations
                    Six Months Ended April 30, 2002
                              (unaudited)

Investment Income:
Income--
   Dividend income (net of foreign taxes of $87,713)       $    682,048
   Interest income                                               24,813
                                                           ------------
         Total income                                           706,861
                                                           ------------

Expenses--
   Investment advisory fee                                      408,969
   Distribution and service plan fees:
      Class A                                                    90,607
      Class B                                                    58,281
      Institutional Class                                        10,753
   Transfer agent services                                      346,244
   Custodian fee                                                 63,221
   Administrative personnel and services                         11,474
   Printing and postage                                          85,080
   Trust share registration costs                                28,533
   Auditing fees                                                  2,473
   Legal fees                                                       724
   Trustees' fees                                                 2,473
   Miscellaneous                                                  3,890
                                                           ------------
         Total expenses                                       1,112,722
            Expense reimbursement from
            investment advisor                                 (113,531)
            Fees paid indirectly                                   (181)
                                                           ------------
         Net expenses                                           999,010
                                                           ------------
         Net investment loss                                   (292,149)
                                                           ------------

Realized and unrealized gain (loss) on investments and Foreign currency:
Net realized loss on investment transactions                 (5,751,970)
Net realized loss on foreign currency transactions              (44,038)
                                                           ------------
Net realized loss on investments and foreign
   currency transactions                                     (5,796,008)
                                                           ------------
Net change in unrealized depreciation of investments         12,395,499
Net change in unrealized depreciation on translation of
assets and liabilities in foreign currencies                     31,683
                                                           ------------
Net change in unrealized appreciation of investments and on
   translation of assets and liabilities in foreign
   currencies                                                12,427,182
         Net gain on investments and foreign currency         6,631,174
                                                           ------------
         Net increase in net assets resulting from
           operations                                       $ 6,339,025
                                                            ===========

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment loss                                                                                           $     (292,149)        $     (403,474)
Net realized loss on investments and foreign currency transactions                                                (5,796,008)            (1,516,711)
Net change in unrealized appreciation or depreciation of investments and on translation
         of assets and liabilities in foreign currencies                                                          12,427,182            (35,668,594)
                                                                                                               -------------          -------------
         Net change in net assets resulting from operations                                                        6,339,025            (37,588,779)

Distributions to shareholders                                                                                              -            (10,944,476)
Capital share transactions                                                                                        (4,264,871)            16,227,731
                                                                                                               -------------          -------------
         Net change in net assets                                                                                  2,074,154            (32,305,524)

Net assets:
Beginning of period                                                                                               98,495,533            130,801,057
                                                                                                               -------------          -------------
End of period                                                                                                   $100,569,687           $ 98,495,533
                                                                                                               =============          =============

Lutheran Brotherhood Growth Fund
Financial Statements

                           Statement of Assets and Liabilities
                                      April 30, 2002
                                        (unaudited)

Assets:
   Investments in securities, at value (cost, $50,626,513)  $ 39,532,992
   Cash                                                           24,581
   Receivable for investment securities sold                     487,243
   Dividend receivable                                            15,079
                                                            ------------
         Total assets                                        40,059,895
                                                            ------------

Liabilities:
   Open options written, at value (premium received $2,581)       3,800
   Payable for investment securities purchased                  612,936
   Accrued expenses                                              60,022
                                                            ------------
         Total liabilities                                      676,758
                                                            ------------
Net Assets                                                 $ 39,383,137
                                                           ============

Net Assets consist of:
   Paid-in capital                                         $ 59,632,558
   Distributable earnings                                   (20,249,421)
                                                            ------------
Net assets                                                 $ 39,383,137
                                                           ============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $25,449,339 and 2,311,567 shares of
   beneficial interest outstanding)                              $11.01
                                                                 ======

Maximum public offering price per share (based on a net asset value per share of $11.01 divided by 0.96  for a 4%
   sales charge)                                                $11.47
                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $8,724,435 and 807,427
   shares of beneficial interest outstanding)                   $10.81
                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $5,209,363 and 462,346
   shares of beneficial interest outstanding)                    $11.27
                                                                 ======

                                Statement of Operations
                              Six Months Ended April 30, 2002
                                        (unaudited)
Investment Income:
Income--
   Dividend income                                        $     138,454
   Interest income                                               24,391
                                                           ------------
         Total income                                           162,845
                                                           ------------

Expenses--
   Investment advisory fee                                       84,393
   Distribution and service plan fees:
      Class A                                                    33,017
      Class B                                                    42,213
      Institutional Class                                         3,643
   Transfer agent services                                      182,113
   Custodian fee                                                 32,359
   Administrative personnel and services                          4,637
   Printing and postage                                          42,745
   Trust share registration costs                                28,580
   Auditing fees                                                  2,382
   Legal fees                                                       181
   Trustees' fees                                                 2,473
   Miscellaneous                                                  1,629
                                                           ------------
         Total expenses                                         460,365
            Expense reimbursement from
               investment advisor                              (129,071)
               Fees paid indirectly                                (191)
                                                           ------------
         Net expenses                                           331,103
                                                           ------------
         Net investment loss                                   (168,258)
                                                           ------------

Realized and unrealized gain (loss) on investments:
Net realized loss on investment transactions                 (4,798,186)
Net realized gain on closed or expired option
         contracts written                                        3,504
                                                           ------------
Net realized loss on investments                             (4,794,682)
Net change in unrealized depreciation of investments          3,441,592
                                                           ------------
         Net loss on investments                             (1,353,090)
                                                           ------------
         Net change in net assets resulting from operations $(1,521,348)
                                                            ===========

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment loss                                                                                             $   (168,258)          $   (215,018)
Net realized loss on investments                                                                                  (4,794,682)            (3,883,589)
Net change in unrealized appreciation or depreciation of investments                                               3,441,592            (14,350,139)
                                                                                                               -------------          -------------
         Net change in net assets resulting from operations                                                       (1,521,348)           (18,448,746)
                                                                                                               -------------          -------------

Distributions to shareholders                                                                                              -                      -
Capital share transactions                                                                                         5,622,546             14,307,521
                                                                                                               -------------          -------------
         Net change in net assets                                                                                  4,101,198             (4,141,225)

Net assets:
Beginning of period                                                                                               35,281,939             39,423,164
                                                                                                               -------------          -------------
End of period                                                                                                    $39,383,137            $35,281,939
                                                                                                               =============          =============

Lutheran Brotherhood Fund
Financial Statements

                      Statement of Assets and Liabilities
                               April 30, 2002
                                (unaudited)

Assets:
   Investments in securities, at value
     (cost, $1,053,407,525)                              $1,070,945,743
   Cash                                                          15,639
   Receivable for investment securities sold                    806,451
   Receivable for capital stock sold                              2,016
   Dividend receivable                                          485,041
                                                         --------------
         Total assets                                     1,072,254,890
                                                         --------------

Liabilities:
   Payable for investment securities purchased                   13,558
   Accrued expenses                                             393,614
                                                         --------------
         Total liabilities                                      407,172
                                                         --------------
Net Assets                                               $1,071,847,718
                                                         ==============

Net Assets consist of:
   Paid-in capital                                       $1,211,125,461
   Distributable earnings                                  (139,277,743)
                                                         --------------
Net assets                                               $1,071,847,718
                                                         ==============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $947,245,498 and 49,048,575 shares of
   beneficial interest outstanding)                             $19.31
                                                                ======

Maximum public offering price per share (based on a net asset value per share of $19.31 divided by 0.96  for a 4%
   sales charge)                                                $20.11
                                                                ======

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $78,012,855 and 4,150,679
   shares of beneficial interest outstanding)                   $18.80
                                                                ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $46,589,365 and 2,409,249
   shares of beneficial interest outstanding)                   $19.34
                                                                ======

                         Statement of Operations
                     Six Months Ended April 30, 2002
                                (unaudited)

Investment Income:
Income--
   Dividend income                                          $ 6,031,089
   Interest income                                              465,504
                                                         --------------
         Total income                                         6,496,593
                                                         --------------

Expenses--
   Investment advisory fee                                    2,070,650
   Distribution and service plan fees:
      Class A                                                 1,259,448
      Class B                                                   389,383
      Institutional Class                                        35,290
   Transfer agent services                                    1,572,861
   Custodian fee                                                107,924
   Administrative personnel and services                        131,847
   Printing and postage                                         362,793
   Trust share registration costs                                38,077
   Auditing fees                                                 11,519
   Legal fees                                                     7,661
   Trustees' fees                                                 7,358
   Miscellaneous                                                 16,560
                                                         --------------
         Total expenses                                       6,011,371
            Fees paid indirectly                                   (124)
                                                         --------------
         Net expenses                                         6,011,247
                                                         --------------
         Net investment income                                  485,346
                                                         --------------

Realized and unrealized gain (loss) on investments:
Net realized loss on investment transactions               (101,896,182)
Net change in unrealized appreciation of investments        103,900,487
                                                         --------------
         Net gain on investments                              2,004,305
                                                         --------------
         Net increase in net assets resulting
           from operations                                  $ 2,489,651
                                                         ==============

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment income                                                                                      $         485,346       $      1,598,777
Net realized loss on investments                                                                                (101,896,182)           (52,672,302)
Net change in unrealized appreciation or depreciation of investments                                             103,900,487           (405,170,398)
                                                                                                               -------------          -------------
         Net change in net assets resulting from operations                                                        2,489,651           (456,243,923)
                                                                                                               -------------          -------------

Distributions to shareholders                                                                                     (1,767,778)           (56,674,393)
Capital share transactions                                                                                       (16,217,413)            13,837,719
                                                                                                               -------------          -------------
         Net change in net assets                                                                                (15,495,540)          (499,080,597)

Net assets:
Beginning of period                                                                                            1,087,343,258          1,586,423,855
                                                                                                              --------------         --------------
End of period                                                                                                 $1,071,847,718         $1,087,343,258
                                                                                                              ==============         ==============

Lutheran Brotherhood Value Fund
Financial Statements

                       Statement of Assets and Liabilities
                                 April 30, 2002
                                    (unaudited)

Assets:
   Investments in securities, at value
      (cost, $39,765,453)                                 $  40,007,982
   Cash                                                          22,746
   Receivable for investment securities sold                    696,791
   Receivable for capital stock sold                              2,016
   Dividend receivable                                           26,854
                                                         --------------
         Total assets                                        40,756,389
                                                         --------------

Liabilities:
   Payable for investment securities purchased                1,316,731
   Accrued expenses                                              35,504
                                                         --------------
         Total liabilities                                    1,352,235
                                                         --------------
Net Assets                                                $  39,404,154
                                                         ==============

Net Assets consist of:
   Paid-in capital                                        $  41,614,422
   Distributable earnings                                    (2,210,268)
                                                         --------------
Net assets                                                $  39,404,154
                                                         ==============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $26,433,554 and 1,923,213 shares of
   beneficial interest outstanding)                              $13.74
                                                                 ======

Maximum public offering price per share (based on a net asset value per share of $13.74 divided by 0.96  for a 4%
   sales charge)                                                 $14.31
                                                                 ======

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $7,936,201 and 584,831
   shares of beneficial interest outstanding)                    $13.57
                                                                 ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $5,034,399 and 363,420
   shares of beneficial interest outstanding)                   $13.85
                                                                ======

                         Statement of Operations
                      Six Months Ended April 30, 2002
                                (unaudited)

Investment Income:
Income--
   Dividend income                                          $   273,679
   Interest income                                               18,972
                                                         --------------
         Total income                                           292,651
                                                         --------------

Expenses--
   Investment advisory fee                                       69,695
   Distribution and service plan fees:
      Class A                                                    29,728
      Class B                                                    32,877
      Institutional Class                                         3,367
   Transfer agent services                                      105,450
   Custodian fee                                                 36,849
   Administrative personnel and services                          4,086
   Printing and postage                                          22,902
   Trust share registration costs                                28,339
   Auditing fees                                                  2,382
   Legal fees                                                       181
   Trustees' fees                                                 2,473
   Miscellaneous                                                  2,377
                                                         --------------
         Total expenses                                         340,706
               Expense reimbursement from investment advisor   (113,254)
               Fees paid indirectly                                (278)
                                                         --------------
         Net expenses                                           227,174
                                                         --------------
         Net investment income                                   65,477
                                                         --------------

Realized and unrealized gain (loss) on investments:
Net realized loss on investment transactions                 (2,066,458)
Net change in unrealized appreciation of investments          3,979,204
                                                         --------------
         Net gain on investments                              1,912,746
                                                         --------------
         Net increase in net assets resulting
           from operations                                  $ 1,978,223
                                                         ==============

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment income                                                                                         $       65,477         $      109,191
Net realized loss on investments                                                                                  (2,066,458)              (306,951)
Net change in unrealized appreciation or depreciation of investments                                               3,979,204             (5,019,590)
                                                                                                              --------------         --------------
         Net change in net assets resulting from operations                                                        1,978,223             (5,217,350)
                                                                                                              --------------         --------------

Distributions to shareholders                                                                                       (117,015)               (64,849)
Capital share transactions                                                                                         8,175,566             12,024,252
                                                                                                              --------------         --------------
         Net increase in net assets                                                                               10,036,774              6,742,053

Net assets:
Beginning of period                                                                                               29,367,380             22,625,327
                                                                                                              --------------         --------------
End of period                                                                                                   $ 39,404,154           $ 29,367,380
                                                                                                              ==============         ==============

Lutheran Brotherhood High Yield Fund
Financial Statements

                        Statement of Assets and Liabilities
                                 April 30, 2002
                                   (unaudited)

Assets:
   Investments in securities, at value
     (cost, $857,031,769)                                  $668,737,476
   Cash                                                          94,717
   Receivable for investment securities sold                  1,122,699
   Receivable for capital stock sold                              5,498
   Interest and dividend receivable                          15,648,070
                                                         --------------
         Total assets                                       685,608,460
                                                         --------------

Liabilities:
   Payable for investment securities purchased               14,206,291
   Accrued expenses                                             224,225
   Payable for variation margin                                   6,563
                                                         --------------
         Total liabilities                                   14,437,079
                                                         --------------
Net Assets                                                 $671,171,381
                                                         ==============

Net Assets consist of:
   Paid-in capital                                       $1,137,077,500
   Distributable earnings                                  (465,906,119)
                                                         --------------
Net assets                                                 $671,171,381
                                                         ==============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $616,209,593 and 119,174,624 shares of
   beneficial interest outstanding)                              $5.17
                                                                 =====

Maximum public offering price per share (based on a net asset value per share of $5.17 divided by 0.96  for a 4%
   sales charge)                                                 $5.39
                                                                 =====

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $41,474,963 and 8,025,722
   shares of beneficial interest outstanding)                    $5.17
                                                                 =====

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $13,486,825 and 2,606,713
   shares of beneficial interest outstanding)                    $5.17
                                                                 =====

                        Statement of Operations
                    Six Months Ended April 30, 2002
                              (unaudited)

Investment Income:
Income--
   Interest income                                         $ 36,337,985
   Dividend income                                            2,768,147
                                                         --------------
         Total income                                        39,106,132
                                                         --------------

Expenses--
   Investment advisory fee                                    1,284,809
   Distribution and service plan fees:
      Class A                                                   763,678
      Class B                                                   197,860
      Institutional Class                                         9,615
   Transfer agent services                                      789,427
   Custodian fee                                                100,465
   Administrative personnel and services                         77,346
   Printing and postage                                         183,154
   Trust share registration costs                                36,741
   Auditing fees                                                  6,333
   Legal fees                                                     2,854
   Trustees' fees                                                 6,391
   Miscellaneous                                                 10,046
                                                         --------------
         Total expenses                                       3,468,719
               Fees paid indirectly                              (6,351)
                                                         --------------
         Net expenses                                         3,462,368
                                                         --------------
         Net investment income                               35,643,764
                                                         --------------

Realized and unrealized gain (loss) on investments:
Net realized loss on investment transactions               (111,566,345)
Net realized loss on closed futures contracts                   (7,319)
                                                         --------------
Net realized loss on investments                          (111,573,664)
Net change in unrealized depreciation of investments        103,786,592
                                                         --------------
         Net loss on investments                            (7,787,072)
                                                         --------------
         Net increase in net assets resulting
           from operations                                 $ 27,856,692
                                                         ==============

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment income                                                                                          $  35,643,764          $  83,164,034
Net realized loss on investment transactions                                                                    (111,573,664)          (126,293,764)
Net change in unrealized appreciation or depreciation of investments                                             103,786,592            (47,092,797)
                                                                                                              --------------         --------------
         Net change in net assets resulting from operations                                                       27,856,692            (90,222,527)
                                                                                                              --------------         --------------

Distributions to shareholders                                                                                    (34,282,798)           (92,582,733)
Capital share transactions                                                                                        19,437,956             51,305,501
                                                                                                              --------------         --------------
         Net change in net assets                                                                                 13,011,850           (131,499,759)

Net assets:
Beginning of period                                                                                              658,159,531            789,659,290
                                                                                                              --------------         --------------
End of period                                                                                                   $671,171,381           $658,159,531
                                                                                                              ==============         ==============

Lutheran Brotherhood Income Fund
Financial Statements

                      Statement of Assets and Liabilities
                                 April 30, 2002
                                   (unaudited)

Assets:
   Investments in securities, at value
     (cost, $768,700,542)                                  $771,787,730
   Cash                                                           5,731
   Receivable for investment securities sold                     31,683
   Interest and dividend receivable                           8,310,506
                                                         --------------
         Total assets                                       780,135,650
                                                         --------------

Liabilities:
   Payable for investment securities purchased               69,894,069
   Accrued expenses                                             170,599
   Payable for variation margin on open futures contracts        84,375
                                                         --------------
         Total liabilities                                   70,149,043
                                                         --------------
Net Assets                                                 $709,986,607
                                                         ==============

Net Assets consist of:
   Paid-in capital                                         $759,527,674
   Distributable earnings                                   (49,541,067)
                                                         --------------
Net assets                                                 $709,986,607
                                                         ==============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $639,662,607 and 75,633,148 shares of
   beneficial interest outstanding)                               $8.46
                                                                  =====

Maximum public offering price per share (based on a net asset value per share of $8.46 divided by 0.96  for a 4%
   sales charge)                                                  $8.81
                                                                  =====

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $28,904,787 and 3,425,148
   shares of beneficial interest outstanding)                     $8.44
                                                                  =====

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $41,419,213 and 4,900,348
   shares of beneficial interest outstanding)                     $8.45
                                                                  =====

                             Statement of Operations
                          Six Months Ended April 30, 2002
                                     (unaudited)

Investment Income:
Income--
   Interest income                                         $ 19,856,811
   Dividend income                                              170,969
                                                         --------------
         Total income                                        20,027,780
                                                         --------------

Expenses--
   Investment advisory fee                                    1,203,924
   Distribution and service plan fees:
      Class A                                                   795,722
      Class B                                                   132,918
      Institutional Class                                        29,677
   Transfer agent services                                      613,918
   Custodian fee                                                 88,432
   Administrative personnel and services                         81,905
   Printing and postage                                         142,524
   Trust share registration costs                                38,388
   Auditing fees                                                  4,827
   Legal fees                                                     3,378
   Trustees' fees                                                 6,392
   Miscellaneous                                                  8,869
                                                         --------------
         Total expenses                                       3,150,874
               Expense reimbursement from investment advisor   (175,683)
               Fees paid indirectly                              (1,937)
                                                         --------------
         Net expenses                                         2,973,254
                                                         --------------
         Net investment income                               17,054,526
                                                         --------------

Realized and unrealized gain (loss) on investments:
Net realized loss on investment transactions                 (8,657,212)
Net realized gain on closed or expired option contracts
   written.                                                     394,284
Net realized gain on closed futures contracts                   362,596
                                                         --------------
Net realized loss on investments                             (7,900,332)
Net change in unrealized appreciation of investments        (13,679,486)
                                                         --------------
         Net loss on investments                            (21,579,818)
                                                         --------------
         Net change in net assets resulting from
           operations                                      $ (4,525,292)
                                                         ==============

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment income                                                                                          $  17,054,526          $  38,982,136
Net realized gain (loss) on investment transactions                                                               (7,900,332)            21,751,940
Net change in unrealized appreciation or depreciation of investments                                             (13,679,486)            24,628,661
                                                                                                               -------------           ------------
         Net change in net assets resulting from operations                                                       (4,525,292)            85,362,737
                                                                                                               -------------           ------------

Distributions to shareholders                                                                                    (16,827,985)           (42,431,940)
Capital share transactions                                                                                         9,657,149             12,707,234
                                                                                                               -------------           ------------
         Net change in net assets                                                                                (11,696,128)            55,638,031

Net assets:
Beginning of period                                                                                              721,682,735            666,044,704
                                                                                                               -------------           ------------
End of period                                                                                                   $709,986,607           $721,682,735

Lutheran Brotherhood Municipal Bond Fund
Financial Statements

                    Statement of Assets and Liabilities
                             April 30, 2002
                               (unaudited)

Assets:
   Investments in securities, at value
     (cost, $573,389,684)                                  $630,676,196
   Cash                                                          82,945
   Interest receivable                                        8,776,509
                                                         --------------
         Total assets                                       639,535,650
                                                         --------------

Liabilities:
   Payable for investment securities purchased                4,894,160
   Accrued expenses                                              73,141
                                                         --------------
         Total liabilities                                    4,967,301
                                                         --------------
Net Assets                                                 $634,568,349
                                                         ==============

Net Assets consist of:
   Paid-in capital                                         $576,873,195
   Distributable earnings                                    57,695,154
                                                         --------------
Net assets                                                 $634,568,349
                                                         ==============

Class A Shares:
Net asset value and redemption price per share (based on net assets of $614,163,586 and 68,470,507 shares of
   beneficial interest outstanding)                              $8.97
                                                                 =====

Maximum public offering price per share (based on a net asset value per share of $8.97 divided by 0.96  for a 4%
   sales charge)                                                 $9.34
                                                                 =====

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $17,857,449 and 1,995,977
   shares of beneficial interest outstanding)                    $8.95
                                                                 =====

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $2,547,314 and 284,037
   shares of beneficial interest outstanding)                    $8.97
                                                                 =====

                         Statement of Operations
                     Six Months Ended April 30, 2002
                               (unaudited)

Investment Income:
Income--
   Interest income                                          $16,929,323
                                                         --------------

Expenses--
   Investment advisory fee                                    1,005,426
   Distribution and service plan fees:
      Class A                                                   756,113
      Class B                                                    81,660
      Institutional Class                                         1,811
   Transfer agent services                                      223,995
   Custodian fee                                                 83,463
   Administrative personnel and services                         72,728
   Printing and postage                                          53,412
   Trust share registration costs                                39,459
   Auditing fees                                                  4,041
   Legal fees                                                     3,317
   Trustees' fees                                                 6,392
   Miscellaneous                                                  8,534
                                                         --------------
         Total expenses                                       2,340,351
               Fees paid indirectly                              (1,201)
                                                         --------------
         Net expenses                                         2,339,150
                                                         --------------
         Net investment income                               14,590,173
                                                         --------------

Realized and unrealized gain (loss) on investments:
Net realized gain on investment transactions                  1,317,205
Net change in unrealized appreciation of investments       (12,556,409)
                                                         --------------
         Net loss on investments                           (11,239,204)
                                                         --------------
         Net increase in net assets resulting
           from operations                                 $  3,350,969
                                                         ==============

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment income                                                                                          $  14,590,173          $  29,112,400
Net realized gain on investment transactions                                                                       1,317,205                188,993
Net change in unrealized appreciation or depreciation of investments                                             (12,556,409)            31,999,165
                                                                                                               -------------           ------------
         Net increase in net assets resulting from operations                                                      3,350,969             61,300,558
                                                                                                               -------------           ------------

Distributions to shareholders                                                                                    (14,637,067)           (29,453,902)
Capital share transactions                                                                                        18,486,592             23,164,793
                                                                                                               -------------           ------------
         Net increase in net assets                                                                                7,200,494             55,011,449

Net assets:
Beginning of period                                                                                              627,367,855            572,356,406
                                                                                                               -------------           ------------
End of period                                                                                                   $634,568,349           $627,367,855
                                                                                                               =============           ============

Lutheran Brotherhood Limited Maturity Bond Fund
Financial Statements

                     Statement of Assets and Liabilities
                              April 30, 2002
                               (unaudited)

Assets:
   Investments in securities, at value (cost, $75,180,485) $ 75,399,337
   Cash                                                          16,151
   Interest and dividend receivable                             524,382
                                                         --------------
         Total assets                                        75,939,870
                                                         --------------

Liabilities:
   Payable for investment securities purchased                5,105,290
   Dividends payable                                             75,020
   Accrued expenses                                              30,592
                                                         --------------
         Total liabilities                                    5,210,902
                                                         --------------
Net Assets                                                 $ 70,728,968
                                                         ==============

Net Assets consist of:
   Paid-in capital                                         $ 70,422,204
   Distributable earnings                                       306,764
                                                         --------------
Net assets                                                 $ 70,728,968
                                                         ==============

Class A Shares:
Net asset value, redemption price and offering price per share (based on net assets of $52,253,247 and 4,112,229 shares of
   beneficial interest outstanding)                              $12.71
                                                                 ======

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $5,283,528 and 415,784
   shares of beneficial interest outstanding)                    $12.71
                                                                 ======

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $13,192,193 and 1,038,428
   shares of beneficial interest outstanding)                    $12.70
                                                                 ======

                           Statement of Operations
                        Six Months Ended April 30, 2002
                                (unaudited)

Investment Income:
Income--
   Interest income                                           $1,346,915
   Dividend income.                                              30,786
                                                         --------------
         Total income                                         1,377,701
                                                         --------------

Expenses--
   Investment advisory fee                                       93,619
   Service plan fees:
      Class A                                                    55,984
      Class B                                                     6,536
      Institutional Class                                         9,298
   Transfer agent services                                       55,073
   Custodian fee                                                 35,869
   Administrative personnel and services                          7,314
   Printing and postage                                          10,777
   Trust share registration costs                                30,519
   Auditing fees                                                  2,382
   Legal fees                                                       181
   Trustees' fees                                                 2,473
   Miscellaneous                                                  1,840
                                                         --------------
         Total expenses                                         311,865
               Expense reimbursement from investment advisor    (93,619)
               Fees paid indirectly                                (490)
                                                         --------------
         Net expenses                                           217,756
                                                         --------------
         Net investment income                                1,159,945
                                                         --------------

Realized and unrealized gain (loss) on investments:
Net realized gain on investment transactions                     87,913
Net change in unrealized appreciation of investments          (890,187)
                                                         --------------
         Net loss on investments                              (802,274)
                                                         --------------
         Net increase in net assets resulting
           from operations                                  $   357,671
                                                         ==============

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets from Operations:
Net investment income                                                                                           $  1,159,945           $  2,097,553
Net realized gain on investment transactions                                                                          87,913              1,158,257
Net change in unrealized appreciation or depreciation of investments                                                (890,187)             1,342,413
                                                                                                               -------------           ------------
         Net increase in net assets resulting from operations                                                        357,671              4,598,223
                                                                                                               -------------           ------------
Distributions to shareholders                                                                                     (2,318,203)            (2,223,405)
Capital share transactions                                                                                        16,723,139             21,463,220
                                                                                                               -------------           ------------
         Net increase in net assets                                                                               14,762,607             23,838,038

Net assets:
Beginning of period                                                                                               55,966,361             32,128,323
                                                                                                               -------------           ------------
End of period                                                                                                    $70,728,968            $55,966,361
                                                                                                               =============           ============

Lutheran Brotherhood Money Market Fund
Financial Statements

                   Statement of Assets and Liabilities
                             April 30, 2002
                               (unaudited)

Assets:
   Investments in securities, at amortized cost and value  $714,713,343
   Cash                                                       3,450,102
   Receivable for trust shares sold                               7,879
   Interest receivable                                          920,339
                                                         --------------
         Total assets                                       719,091,663
                                                         --------------

Liabilities:
   Dividends payable                                             10,918
   Accrued expenses                                             281,479
                                                         --------------
         Total liabilities                                      292,397
                                                         --------------
Net Assets                                                 $718,799,266
                                                         ==============

Net Assets consist of:
   Paid-in capital                                         $718,799,266
                                                         ==============

Class A Shares:
Net asset value, redemption price and offering price per
   share (based on net assets of $679,985,941 and
   679,985,941 shares of beneficial interest outstanding)        $1.00
                                                                 =====

Class B Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $859,836 and 859,836
   shares of beneficial interest outstanding)                    $1.00
                                                                 =====

Institutional Class Shares:
Net asset value, redemption price and offering price per share
   (based on net assets of $37,953,489 and 37,953,489
   shares of beneficial interest outstanding)                    $1.00
                                                                 =====

                          Statement of Operations
                      Six Months Ended April 30, 2002
                                (unaudited)

Investment Income:
Income--
   Interest income                                           $7,771,643
                                                         --------------

Expenses--
   Investment advisory fee                                      889,253
   Service plan fees:
      Class A                                                   864,407
      Class B                                                     1,154
      Institutional Class                                        32,175
   Transfer agent services                                      993,773
   Custodian fee                                                216,076
   Administrative personnel and services                         85,668
   Printing and postage                                         333,321
   Trust share registration costs                                62,631
   Auditing fees                                                  4,704
   Legal fees                                                     3,891
   Trustees' fees                                                 6,391
   Miscellaneous                                                 11,764
                                                         --------------
         Total expenses                                       3,505,208
               Expense reimbursement from investment advisor    (93,861)
               Fees paid indirectly                                (540)
                                                         --------------
         Net expenses                                         3,410,807
                                                         --------------
         Net investment income                               $4,360,836
                                                         ==============

                                                              Statement of Changes in Net Assets
                                                                                                                  Six Months
                                                                                                                     Ended
                                                                                                                   4/30/2002             Year Ended
                                                                                                                  (unaudited)            10/31/2001
                                                                                                                  -----------            -----------
Increase (decrease) in net assets:
Net investment income                                                                                         $    4,360,836          $  29,298,342
Distributions to shareholders                                                                                     (4,360,836)           (29,298,342)
Capital share transactions                                                                                       (33,168,559)            74,819,683
                                                                                                               -------------           ------------
   Net change in net assets                                                                                      (33,168,559)            74,819,683

Net assets:
Beginning of period                                                                                              751,967,825            677,148,142
                                                                                                               -------------           ------------
End of period                                                                                                   $718,799,266           $751,967,825
                                                                                                               =============           ============

                    The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a share outstanding throughout each period (a)
Lutheran Brotherhood
Opportunity Growth Fund                                                                  Class A Shares
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended           Year            Year            Year          Year          Year
                                                             04/30/2002         Ended           Ended           Ended         Ended         Ended
                                                             (unaudited)     10/31/2001      10/31/2000       10/31/99      10/31/98      10/31/97
                                                            --------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.71          $14.30          $11.16        $  9.33        $12.97          $13.62
                                                            --------------------------------------------------------------------------------------------------

Income From Investment Operations:

Net investment loss                                             (0.06)          (0.10)          (0.13)         (0.13)        (0.06)          (0.07)
Net realized and unrealized gain (loss) on investments(b)        0.32           (4.57)          3.27          1.96           (3.14)           0.91
                                                            --------------------------------------------------------------------------------------------------

      Total from investment operations                           0.26           (4.67)           3.14           1.83         (3.20)           0.84
                                                            --------------------------------------------------------------------------------------------------

Less Distributions:

Distributions from net realized gain on investments               -             (0.92)            -              -           (0.44)          (1.49)
                                                            --------------------------------------------------------------------------------------------------

Net asset value, end of period                                $  8.97         $  8.71          $14.30         $11.16       $  9.33          $12.97
                                                            ==================================================================================================

Total investment return at net asset value (c)                   2.99%         (34.40%)         28.32%         19.61%       (25.18%)          7.52%
Net assets, end of period ($ millions)                           $155.7          $160.5           $253.2         $206.0        $205.7         $311.4
Ratio of expenses to average net assets                          1.71%(d)        1.59%           1.36%          1.50%         1.40%           1.29%
Ratio of net investment income to average net assets            (1.34%)(d)      (0.93%)         (0.88%)        (1.19%)       (0.51%)         (0.60%)
Portfolio turnover rate                                            75%            126%            143%             49%         155%            136%

Lutheran Brotherhood
Mid Cap Growth Fund                                                                      Class A Shares
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                                For the Period
                                                                Ended           Year            Year            Year          Year      May 30, 1997
                                                             04/30/2002         Ended           Ended           Ended         Ended   (effective date)
                                                             (unaudited)     10/31/2001      10/31/2000       10/31/99      10/31/98    to 10/31/1997
                                                            --------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.43          $18.29          $12.93        $  9.19        $10.33         $  9.25
                                                            --------------------------------------------------------------------------------------------------

Income From Investment Operations:

Net investment loss                                             (0.07)          (0.11)          (0.15)         (0.13)         0.36           (0.02)
Net realized and unrealized gain (loss) on investments(b)        0.77           (5.40)           5.98           3.87         (0.89)           1.10
                                                            --------------------------------------------------------------------------------------------------

      Total from investment operations                           0.70           (5.51)           5.83           3.74         (0.53)           1.08
                                                            --------------------------------------------------------------------------------------------------

Less Distributions:

Dividends from net investment income                                -               -               -               -        (0.37)            -
Distributions from net realized gain on investments                 -           (1.35)          (0.47)              -        (0.24)            -
                                                            --------------------------------------------------------------------------------------------------

      Total distributions                                           -           (1.35)          (0.47)              -        (0.61)            -
                                                            --------------------------------------------------------------------------------------------------

Net asset value, end of period                                 $12.13          $11.43          $18.29         $12.93       $  9.19          $10.33
                                                            ==================================================================================================

Total investment return at net asset value(c)                    6.12%         (32.17%)         46.26%         40.70%        (5.28%)         11.68%
Net assets, end of period ($ millions)                           $114.0         $107.7          $140.7           $59.2         $31.9          $14.6
Ratio of expenses to average net assets                          1.44%(d,e)      1.41%(e)        1.56%          1.95%(e)      1.95%(e)        1.95%(d,e)
Ratio of net investment income to average net assets            (1.11%)(d,e)    (0.73%)(e)      (0.87%)        (1.34%)(e)     1.93%(e)       (0.84%)(d,e)
Portfolio turnover rate                                            32%            137%            118%            145%         436%             94%

Notes to Financial Highlights:
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)  Computed on an annualized basis.

-----------------------------------------------------------------------------   ------------------------------------------------------------------------------
                       Class B Shares                                                           Institutional Class Shares
     Six Months                                                                   Six Months
        Ended           Year           Year           Year        Year               Ended         Year          Year          Year          Year
     04/30/2002         Ended          Ended          Ended       Ended           04/30/2002       Ended         Ended         Ended         Ended
     (unaudited)     10/31/2001     10/31/2000      10/31/99    10/31/98          (unaudited)   10/31/2001    10/31/2000     10/31/99      10/31/98
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------
        $8.45         $13.99          $11.00          $9.27       $12.97             $8.88         $14.45       $11.21         $9.35        $12.97
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        (0.06)         (0.07)          (0.14)         (0.20)       (0.08)             0.11          (0.12)       (0.03)        (0.14)        (0.03)
         0.27          (4.55)           3.13           1.93        (3.18)             0.19          (4.53)        3.27          2.00         (3.15)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

         0.21          (4.62)           2.99           1.73        (3.26)             0.30          (4.65)        3.24          1.86         (3.18)
--------------------------------------------------------------------------------------------------------------------------------------------------------------

           -           (0.92)             -              -         (0.44)                -          (0.92)          -              -         (0.44)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        $8.66          $8.45          $13.99         $11.00        $9.27             $9.18          $8.88       $14.45        $11.21         $9.35
=============================================================================   ==============================================================================

         2.49%        (34.84%)         27.36%         18.66%      (25.66%)            3.38%        (33.87%)      29.08%        19.89%       (25.02%)
         $12.9           $11.6           $14.8          $8.5         $4.2               $9.6          $4.5         $12.1          $8.8          $5.4
         2.46%(d)       2.34%           2.11%          2.25%        2.15%             0.92%(d)       0.88%        0.80%         1.25%         1.15%
        (2.09%)(d)     (1.68%)         (1.63%)        (1.94%)      (1.26%)           (0.54%)(d)     (0.22%)      (0.32%)       (0.94%)       (0.26%)
           75%           126%            143%            49%        155%                 75%          126%         143%           49%          155%

                       Class B Shares                                                           Institutional Class Shares
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------
     Six Months                                                                   Six Months
        Ended          Year            Year           Year         Year              Ended          Year         Year          Year          Year
     04/30/2002        Ended           Ended          Ended        Ended          04/30/2002        Ended        Ended         Ended         Ended
     (unaudited)    10/31/2001      10/31/2000      10/31/99     10/31/98         (unaudited)    10/31/2001   10/31/2000     10/31/99      10/31/98
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------
       $11.06         $17.87          $12.74          $9.12       $10.33            $11.66         $18.49       $12.99         $9.21        $10.33
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        (0.05)         (0.07)          (0.14)         (0.19)        0.30             (0.01)          0.04         0.03         (0.14)         0.39
         0.69          (5.39)           5.74           3.81        (0.90)             0.77          (5.52)        5.94          3.92         (0.90)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

         0.64          (5.46)           5.60           3.62        (0.60)             0.76          (5.48)        5.97          3.78         (0.51)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

           -               -              -              -         (0.37)                -             -            -              -         (0.37)
           -           (1.35)          (0.47)            -         (0.24)                -          (1.35)       (0.47)            -         (0.24)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

           -           (1.35)          (0.47)            -         (0.61)                -          (1.35)       (0.47)            -         (0.61)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

       $11.70         $11.06          $17.87         $12.74        $9.12            $12.42         $11.66       $18.49        $12.99         $9.21
=============================================================================   ==============================================================================

         5.79%        (32.68%)         45.11%         39.69%       (6.00%)            6.52%        (31.62%)      47.15%        41.04%        (5.06%)
         $38.0          $31.8          $36.4          $15.8         $6.4              $14.6          $7.7         $4.4           $1.2           $0.7
         2.19%(d,e)     2.16%(e)        2.31%          2.70%(e)     2.70%(e)          0.58%(d,e)     0.64%(e)     0.93%         1.70%(e)      1.70%(e)
        (1.86%)(d,e)   (1.48%)(e)      (1.62%)        (2.09%)(e)    1.18%(e)         (0.25%)(d,e)    0.04%(e)    (0.23%)       (1.09%)(e)     2.18%(e)
            32%            137%          118%            145%         436%                32%          137%         118%           145%         436%

Notes to Financial Highlights (continued):
(e)  Effective May 30, 1997 through October 31, 1999, LB Research voluntarily lowered the expense limit to 1.95% for Class A shares, 2.70% for Class B shares, and agreed to waive the same percentage of advisory fees and other expenses for Institutional Class shares of the LB Mid Cap Growth Fund.
     Effective January 1, 2001, LB Research has voluntarily agreed to waive 35 basis points (0.35%) from the advisory fees payable by the LB Mid Cap Growth
     Fund. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 1.79, 1.69%, 2.07%,
     2.22%, and 2.19% and the ratio of net investment income to average net assets would have been (1.46%), (1.01%), (1.46%), 1.66%, and (1.08%), respectively, for the six month period ended April 30, 2002, for the years ended October 31, 2001, 1999 and 1998 and for the period from May 30, 1997 to
     October 31, 1997.  For Class B shares, the ratio of expenses to average net assets would have been 2.54%, 2.44%, 2.82%, and 2.97% and the ratio of net investment income to average net assets would have been (2.21%), (1.76%), (2.21%), and 0.91%, respectively,  for the six month period ended April 30,
     2002 and for the years ended October 31, 2001, 1999 and 1998.  For Institutional Class shares, the ratio of expenses to average net assets would have been 0.93%, 0.92%, 1.82%, and 1.97%  and the ratio of net investment income to average net assets would have been (0.60%), (0.24%), (1.21%), and 1.91%, respectively,  for the six month period ended April 30, 2002 and for the years ended October 31, 2001, 1999 and 1998.

Financial Highlights

For a share outstanding throughout each period (a)
Lutheran Brotherhood
World Growth Fund                                                                        Class A Shares
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended           Year            Year            Year          Year          Year
                                                             04/30/2002         Ended           Ended           Ended         Ended         Ended
                                                             (unaudited)     10/31/2001      10/31/2000       10/31/99      10/31/98      10/31/97
                                                            --------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $8.20          $12.38          $12.55         $10.58        $10.09           $9.48
                                                            --------------------------------------------------------------------------------------------------

Income From Investment Operations:

Net investment income (loss)                                    (0.03)          (0.04)          (0.08)         (0.01)            -            0.02
Net realized and unrealized gain (loss) on investments(b)        0.56           (3.14)           0.30           2.05          0.67            0.67
                                                            --------------------------------------------------------------------------------------------------

      Total from investment operations                           0.53           (3.18)           0.22           2.04          0.67            0.69
                                                            --------------------------------------------------------------------------------------------------

Less Distributions:
Dividends from net investment income                               -               -            (0.07)         (0.07)        (0.04)             -
Distributions from net realized gain on investments                -            (1.00)          (0.39)             -         (0.14)          (0.04)
                                                            --------------------------------------------------------------------------------------------------

      Total distributions                                          -            (1.00)          (0.39)         (0.07)        (0.18)          (0.08)
                                                            --------------------------------------------------------------------------------------------------

Net asset value, end of period                                  $8.73           $8.20          $12.38         $12.55        $10.58          $10.09
                                                            ==================================================================================================

Total investment return at net asset value (c)                   6.46%         (27.80)%          1.78%         19.21%         6.80%           7.38%
Net assets, end of period ($ millions)                            $72.7           $72.6           $102.4          $87.6         $73.1          $75.1
Ratio of expenses to average net assets                          2.07%(d,e)      1.93%(e)        1.84%          1.88%         1.86%           1.82%
Ratio of net investment income to average net assets            (0.64)%(d,e)    (0.38)%(e)      (0.56)%        (0.08)%        0.06%           0.17%
Portfolio turnover rate                                            11%             30%             40%             18%          20%             17%

Lutheran Brotherhood
Growth Fund                                                                 Class A Shares
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                   For the period from
                                                                Ended            Year         10/29/1999
                                                             04/30/2002          Ended    (effective date) to
                                                             (unaudited)      10/31/2001      10/31/2000
                                                            --------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $11.35          $18.61          $16.50
                                                            --------------------------------------------------------------------------------------------------

Income From Investment Operations:
Net investment loss                                             (0.05)          (0.07)          (0.06)
Net realized and unrealized gain (loss) on investments(b)       (0.29)          (7.19)           2.17
                                                            --------------------------------------------------------------------------------------------------

      Total from investment operations                          (0.34)          (7.26)           2.11
                                                            --------------------------------------------------------------------------------------------------

Net asset value, end of period                                 $11.01          $11.35          $18.61
                                                            ==================================================================================================

Total investment return at net asset value(c)                   (3.00%)        (39.01%)         12.79%
Net assets, end of period ($ millions)                          $25.4           $24.8            $27.7
Ratio of expenses to average net assets(f)                       1.65%(d)        1.47%           1.30%
Ratio of net investment income to average net assets(f)         (0.83%)(d)      (0.54%)         (0.55%)
Portfolio turnover rate                                             18%             14%             17%

Notes to Financial Highlights:
(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d) Computed on an annualized basis.
(e) LB Research has voluntarily agreed to limit its advisory fee to a flat rate of 75 basis points (0.75%) of average daily net assets of the LB World
    Growth Fund for the fiscal year ended October 31, 2001, and the six month period ended April 30, 2002. Effective January 1, 2001, LB Research voluntarily agreed to waive 15 basis points (0.15%) from the advisory fees payable by the LBWorld Growth Fund. Had LB Research not undertaken such actions, for Class A shares, the ratio of expenses to average net asset would have been 2.30% and 2.13%, and the ratio of net investment income to average net assets would have been (0.87%) and (0.58%), respectively, for the six month period ended April 30, 2002, and the year ended October 31,
    2001. For Class B shares, the ratio of expenses to average net assets would have been 3.05% and 2.88%, and the ratio of net investment income to average net assets would have been (1.62%) and (1.33%), respectively, for the six month period ended April 30, 2002, and the year ended October 31, 2001. For
    Institutional Class shares, the ratio of expenses to average net assets would have been 1.38% and 1.32%, and the ratio of net investment income to average net assets would have been 0.05% and 0.23%, respectively, for the six month period ended April 30, 2002, and the year ended October 31, 2001.

                       Class B Shares                                                           Institutional Class Shares
     Six Months                                                                   Six Months
        Ended           Year          Year            Year        Year               Ended         Year          Year          Year          Year
     04/30/2002         Ended          Ended          Ended       Ended           04/30/2002      Ended         Ended          Ended         Ended
    (unaudited)      10/31/2001     10/31/2000      10/31/99    10/31/98          (unaudited)   10/31/2001    10/31/2000     10/31/99      10/31/98
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------
        $7.96         $12.13          $12.39         $10.51       $10.09             $8.36         $12.50       $12.59        $10.61        $10.09
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        (0.03)         (0.05)          (0.10)         (0.03)        0.01              0.01           0.06         0.02          0.03          0.04
         0.51          (3.12)           0.23           1.97         0.59              0.57          (3.20)        0.28          2.05          0.66
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

         0.48          (3.17)           0.13           1.94         0.60              0.58          (3.14)        0.30          2.08          0.70
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

           -               -               -          (0.06)       (0.04)                -              -            -         (0.10)        (0.04)
           -           (1.00)          (0.39)            -         (0.14)                -          (1.00)       (0.39)            -         (0.14)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

           -           (1.00)          (0.39)         (0.06)       (0.18)                -          (1.00)       (0.39)        (0.10)        (0.18)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        $8.44          $7.96          $12.13         $12.39       $10.51             $8.94          $8.36       $12.50        $12.59        $10.61
=============================================================================   ==============================================================================

         6.03%        (28.27%)          0.97%         18.28%        6.10%             6.94%        (27.16%)       2.43%        19.42%         7.20%
        $12.5           $10.8          $12.6           $8.1         $3.5              $15.3         $15.1         $15.8         $14.1          $10.4
         2.82%(d,e)     2.68%(e)        2.59%          2.63%        2.61%             1.15%(d,e)     1.12%(e)     1.22%         1.63%         1.61%
        (1.39%)(d,e)   (1.13%)(e)      (1.31%)        (0.83%)      (0.69%)            0.28%(d,e)     0.43%(e)     0.07%         0.17%         0.31%
            11%             30%            40%           18%           20%               11%            30%          40%           18%           20%

                       Class B Shares                                                      Institutional Class Shares
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------
     Six Months                  For the period from                              Six Months                 For the period from
        Ended            Year        10/29/1999                                      Ended          Year          10/29/1999
     04/30/2002         Ended    (effective date) to                              04/30/2002        Ended    (effective date) to
     (unaudited)     10/31/2001      10/31/2000                                   (unaudited)    10/31/2001      10/31/2000
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------
       $11.18         $18.47          $16.50                                        $11.55         $18.75       $16.50
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        (0.04)         (0.08)          (0.15)                                        (0.02)          0.06         0.04
        (0.33)         (7.21)           2.12                                         (0.26)         (7.26)        2.21
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        (0.37)         (7.29)           1.97                                         (0.28)         (7.20)        2.25
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

       $10.81         $11.18          $18.47                                        $11.27         $11.55       $18.75
=============================================================================   ==============================================================================

        (3.31%)       (39.47%)         11.94%                                        (2.42%)       (38.40%)      13.64%
          $8.7           $7.3            $6.8                                           $5.2          $3.2          $4.9
         2.40%(d)       2.22%           2.05%                                         0.51%(d)       0.46%        0.56%
        (1.58%)(d)     (1.29%)         (1.30%)                                        0.31%(d)       0.47%        0.19%
           18%            14%            17%                                            18%           14%           17%

Notes to Financial Highlights (continued):
(f)  Effective October 29, 1999, through December 31, 2000, LB Research voluntarily lowered the expense limit to 1.30% for Class A shares, 2.05% for Class
     B shares, and agreed to waive the same percentage of advisory fees and other expenses for Institutional Class shares of the LB Growth Fund. Effective
     January 1, 2001, LB Research has voluntarily agreed to waive 65 basis points (0.65%) from the advisory fees payable by the LBGrowth Fund.  Had LB
     Research not undertaken such actions, for Class A shares, the ratio of expenses to average net assets would have been 2.30%, 2.11% and 1.93%, and the ratio of net investment income to average net assets would have been (1.48%), (1.18%) and (1.18%), respectively, for the six month period ended April
     30, 2002, and the years ended October 31, 2001, and 2000.  For Class B shares, the ratio of expenses to average net assets would have been 3.05%, 2.86%
     and 2.68%, and the ratio of net investment  income to average net assets would have been (2.23%), (1.93%) and (1.93%), respectively, for the six month period ended April 30, 2002, and the years ended October 31, 2001, and 2000.  For Institutional Class shares the ratio of expenses to average net assets  would have been 1.16%, 1.10% and 1.19% and the ratio of net investment income to average net assets would have been (0.34%), (0.17%) and
     (0.44%), respectively, for the six month period ended April 30, 2002, and the years ended October 31, 2001, and 2000.

Financial Highlights

For a share outstanding throughout each period (a)
Lutheran Brotherhood Fund                                                                   Class A Shares
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended           Year            Year            Year          Year          Year
                                                             04/30/2002         Ended           Ended           Ended         Ended         Ended
                                                             (unaudited)     10/31/2001      10/31/2000       10/31/99      10/31/98      10/31/97
                                                            --------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $19.31          $28.30          $31.22         $27.94        $26.98          $23.07
                                                            --------------------------------------------------------------------------------------------------

Income From Investment Operations:
Net investment income                                            0.01            0.04            0.04           0.07          0.13            0.19
Net realized and unrealized gain (loss) on investments(b)        0.02           (8.01)           1.52           6.42          3.57            5.68
                                                            --------------------------------------------------------------------------------------------------

      Total from investment operations                           0.03           (7.97)           1.56           6.49          3.70            5.87
                                                            --------------------------------------------------------------------------------------------------

Less Distributions:
Dividends from net investment income                            (0.03)          (0.01)          (0.04)         (0.08)        (0.12)          (0.20)
Distributions from net realized gain on investments                -            (1.01)          (4.44)         (3.13)        (2.62)          (1.76)
                                                            --------------------------------------------------------------------------------------------------

      Total distributions                                       (0.03)          (1.02)          (4.48)         (3.21)        (2.74)          (1.96)
                                                            --------------------------------------------------------------------------------------------------

Net asset value, end of period                                 $19.31          $19.31          $28.30         $31.22        $27.94          $26.98
                                                            ==================================================================================================

Total investment return at net asset value (c)                 0.14%         (29.07%)           5.07%         25.60%        15.07%         26.99%
Net assets, end of period ($ millions)                        $947.2           $976.1        $1,447.7       $1,424.4       $1,120.5         $989.8
Ratio of expenses to average net assets                        1.03%(d)        0.96%(e)        0.83%(e)        0.85%(e)      0.86%(e)       0.88%(e)
Ratio of net investment income to average net assets           0.12%(d)        0.16%(e)        0.16%(e)        0.24%(e)      0.47%(e)       0.76%(e)
Portfolio turnover rate                                           53%             21%             47%            57%          57%             54%

Lutheran Brotherhood
Value Fund                                                                  Class A Shares
-------------------------------------------------------------------------------------------------------------
                                                             Six Months                  For the period from
                                                                Ended           Year         10/29/1999
                                                             04/30/2002         Ended    (effective date) to
                                                             (unaudited)     10/31/2001      10/31/2000
                                                            -------------------------------------------------
Net asset value, beginning of period                           $12.92          $15.77          $14.50
                                                            -------------------------------------------------

Income From Investment Operations:
Net investment income                                            0.03            0.06            0.02
Net realized and unrealized gain (loss) on investments(b)        0.84           (2.87)           1.25
                                                            -------------------------------------------------

      Total from investment operations                           0.87           (2.81)           1.27
                                                            -------------------------------------------------

Less Distributions:
Dividends from net investment income                            (0.05)          (0.04)              -
                                                            -------------------------------------------------

Net asset value, end of period                                 $13.74          $12.92          $15.77
                                                            =================================================

Total investment return at net asset value(c)                    6.69%       (17.86%)            8.76%
Net assets, end of period ($ millions)                          $26.4          $20.6             $15.1
Ratio of expenses to average net assets(f)                     1.26%(d)        1.23%            1.30%
Ratio of net investment income to average net assets(f)        0.42%(d)        0.44%            0.24%
Portfolio turnover rate                                            86%             35%             26%

Notes to Financial Highlights:
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)  Computed on an annualized basis.
(e)  Effective January 1, 1997, through December 31, 2000, LB Research voluntarily agreed waive 5 basis points (0.05%) from the advisory fees payable by the LB Fund. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.97%,
     0.88%, 0.90%, 0.91% and 0.92%, and the ratio of net investment income to average net assets would have been 0.15%, 0.11%, 0.19%, 0.42% and 0.72%, respectively, for the years ended October 31, 2001, 2000, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been (0.60%), (0.64%), (0.56%) and (0.33%), respectively, for the years ended October 31, 2001, 2000, 1999 and 1998. For Institutional
     Class shares, the ratio of expenses to average net assets would have been 0.63%, 0.59%, 0.65% and 0.66%, and the ratio of net investment income to average net assets would have been 0.49%, 0.39%, 0.44% and 0.67%, respectively, for the years ended October 31, 2001, 2000, 1999 and 1998.

                       Class B Shares                                                           Institutional Class Shares
     Six Months                                                                   Six Months
        Ended           Year          Year            Year        Year               Ended         Year          Year          Year          Year
     04/30/2002         Ended          Ended          Ended       Ended           04/30/2002      Ended         Ended          Ended         Ended
    (unaudited)      10/31/2001     10/31/2000      10/31/99    10/31/98          (unaudited)   10/31/2001    10/31/2000     10/31/99      10/31/98
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------
       $18.83         $27.83          $30.93         $27.83       $26.98            $19.38         $28.33       $31.24        $27.95        $26.98
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        (0.03)         (0.08)          (0.10)         (0.10)       (0.01)             0.04           0.11         0.13          0.14          0.20
           -           (7.91)           1.44           6.33         3.51              0.04          (8.02)        1.52          6.43          3.57
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

        (0.03)         (7.99)           1.34           6.23         3.50              0.08          (7.91)        1.65          6.57          3.77
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

           -               -               -             -         (0.03)            (0.12)         (0.03)       (0.12)        (0.15)        (0.18)
           -           (1.01)          (4.44)         (3.13)       (2.62)                -          (1.01)       (4.44)        (3.13)        (2.62)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

           -           (1.01)          (4.44)         (3.13)       (2.65)            (0.12)         (1.04)       (4.56)        (3.28)        (2.80)
-----------------------------------------------------------------------------   ------------------------------------------------------------------------------

       $18.80         $18.83          $27.83         $30.93       $27.83            $19.34         $19.38       $28.33        $31.24        $27.95
=============================================================================   ==============================================================================

       (0.16%)       (29.63%)         4.32%         24.66%       14.26%              0.35%       (28.83%)        5.36%        25.89%        15.41%
        $78.0          $71.5           $86.8          $63.3       $25.0               $46.6         $39.8        $51.9          $43.2        $28.7
       1.78%(d)        1.71%(e)       1.58%(e)       1.60%(e)     1.61%(e)           0.64%(d)      0.62%(e)      0.54%(e)      0.60%(e)     0.61%(e)
      (0.63%)(d)      (0.59%)(e)     (0.59%)(e)     (0.51%)(e)   (0.28%)(e)          0.51%(d)      0.50%(e)      0.44%(e)      0.49%(e)     0.72%(e)
          53%            21%             47%           57%          57%                53%            21%          47%           57%          57%

                       Class B Shares                                                      Institutional Class Shares
--------------------------------------------------------                       -----------------------------------------------------
     Six Months                  For the period from                              Six Months                 For the period from
        Ended            Year        10/29/1999                                      Ended          Year          10/29/1999
     04/30/2002         Ended    (effective date) to                              04/30/2002        Ended    (effective date) to
     (unaudited)     10/31/2001      10/31/2000                                   (unaudited)    10/31/2001      10/31/2000
--------------------------------------------------------                       -----------------------------------------------------
       $12.76         $15.65          $14.50                                        $13.06         $15.88       $14.50
--------------------------------------------------------                       -----------------------------------------------------

           -           (0.01)          (0.05)                                         0.03           0.16         0.14
         0.81          (2.88)           1.20                                          0.89          (2.88)        1.24
--------------------------------------------------------                       -----------------------------------------------------

         0.81          (2.89)           1.15                                          0.92          (2.72)        1.38
--------------------------------------------------------                       -----------------------------------------------------

           -               -               -                                         (0.13)         (0.10)          -
--------------------------------------------------------                       -----------------------------------------------------

       $13.57         $12.76          $15.65                                        $13.85         $13.06       $15.88
========================================================                       =====================================================

       6.35%         (18.47%)         7.93%                                          7.07%        (17.19%)       9.45%
         $7.9           $5.3            $3.7                                           $5.0          $3.4          $3.8
       2.01%(d)        1.98%          2.04%                                          0.50%(d)      0.49%         0.65%
      (0.33%)(d)      (0.31%)        (0.51%)                                         1.19%(d)      1.18%         0.89%
         86%              35%            26%                                           86%           35%           26%

Notes to Financial Highlights (continued):
(f) Effective October 29, 1999, through December 31, 2000, LB Research voluntarily lowered the expense limit to 1.30% for Class A shares, 2.05% for
    Class B shares, and agreed to waive the same percentage of advisory fees and other expenses for Institutional Class shares of the LB Value Fund.
    Effective January 1, 2001, LB Research voluntarily agreed to waive 65 basis points (0.65%) from the advisory fees payable by the LB Value Fund.
    Had LB Research not undertaken such actions, for Class A shares, the ratio of expenses to average net assets would have been 1.91%, 1.85% and 2.14%, and the ratio of net investment income to average net assets would have been (0.23%), (0.18%) and (0.60%), respectively, for the six month period ended April 30, 2002, and for the years ended October 31, 2001, and 2000.  For Class B shares, the ratio of expenses to average net assets would have been 2.66%, 2.60% and 2.89%, and the ratio of net investment income to average net assets would have been (0.98%), (0.93%) and (1.35%), respectively, for the six month period ended April 30, 2002, and for the years ended October 31, 2001, and 2000.  For Institutional Class shares the ratio of expenses to average net assets would have been 1.15%, 1.11% and 1.49% and the ratio of net investment income to average net assets would have been 0.54%, 0.56% and 0.05%, respectively, for the six month period ended April 30, 2002, and for the years ended October 31, 2001, and 2000.

Financial Highlights

For a share outstanding throughout each period (a)
Lutheran Brotherhood High Yield Fund                                                        Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended           Year            Year            Year          Year          Year
                                                             04/30/2002         Ended           Ended           Ended         Ended         Ended
                                                             (unaudited)     10/31/2001      10/31/2000       10/31/99      10/31/98      10/31/97
                                                           ------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $5.22           $6.72           $7.87          $8.09         $9.58           $9.21
                                                           ------------------------------------------------------------------------------------------

Income From Investment Operations:
Net investment income                                            0.28            0.69            0.84           0.82          0.86            0.85
Net realized and unrealized gain (loss) on investments(b)       (0.06)          (1.42)          (1.19)         (0.20)        (1.32)           0.41
                                                           ------------------------------------------------------------------------------------------

      Total from investment operations                           0.22           (0.73)          (0.35)          0.62         (0.46)           1.26
                                                           ------------------------------------------------------------------------------------------

Less Distributions:
Dividends from net investment income                            (0.27)          (0.77)          (0.80)         (0.84)        (0.85)          (0.86)
Distributions from net realized gain on investments                 -               -               -              -         (0.18)          (0.03)
                                                           ------------------------------------------------------------------------------------------

      Total distributions                                       (0.27)          (0.77)          (0.80)         (0.84)        (1.03)          (0.89)
                                                           ------------------------------------------------------------------------------------------

Net asset value, end of period                                  $5.17           $5.22           $6.72          $7.87         $8.09           $9.58
                                                           ==========================================================================================

Total investment return at net asset value (c)                 4.28%         (11.49%)          (5.21%)         7.69%        (5.55%)        14.43%
Net assets, end of period ($ millions)                        $616.2           $607.9          $727.3         $823.2         $784.8         $862.9
Ratio of expenses to average net assets                        1.01%(d)        0.99%(e)        0.87%(e)        0.86%(e)      0.84%(e)       0.84%(e)
Ratio of net investment income to average net assets          10.79%(d)       11.62%(e)       10.88%(e)        9.96%(e)      9.32%(e)       9.14%(e)
Portfolio turnover rate                                           34%             65%             60%            55%          73%            113%

Lutheran Brotherhood
Income Fund                                                                              Class A Shares
---------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended           Year            Year            Year          Year          Year
                                                             04/30/2002         Ended           Ended           Ended         Ended         Ended
                                                             (unaudited)     10/31/2001      10/31/2000       10/31/99      10/31/98      10/31/97
                                                           ----------------------------------------------------------------------------------------
Net asset value, beginning of period                            $8.71           $8.19           $8.22           $8.78         $8.61         $8.50
                                                           ----------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income                                            0.21            0.48            0.53           0.51          0.54            0.55
Net realized and unrealized gain (loss) on investments(b)       (0.26)           0.56           (0.05)         (0.58)         0.17            0.11
                                                           ----------------------------------------------------------------------------------------

      Total from investment operations                          (0.05)           1.04            0.48          (0.07)         0.71            0.66
                                                           ----------------------------------------------------------------------------------------

Less Distributions:
Dividends from net investment income                            (0.20)          (0.52)         (0.51)          (0.49)        (0.54)          (0.55)
                                                           ----------------------------------------------------------------------------------------

Net assets, end of period                                       $8.46           $8.71           $8.19          $8.22         $8.78           $8.61
                                                           ========================================================================================

Total investment return at net asset value(c)                  (0.63%)         13.25%            6.02%         (0.69%)        8.42%           8.05%
Net assets, end of period ($ millions)                        $639.7          $657.3          $611.0          $679.5        $739.1          $778.0
Ratio of expenses to average net assets(f)                     0.83%(d)        0.83%            0.83%           0.82%         0.80%           0.80%
Ratio of net investment income to average net assets(f)        4.87%(d)        5.66%            6.41%           5.93%         6.16%           6.44%
Portfolio turnover rate                                         89%             175%            111%              72%           98%            97%

Notes to Financial Highlights:
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect  of sales charges.
(d) Computed on an annual basis.
(e) Effective January 1, 1997, through December 31, 2000, LB Research voluntarily agreed waive 5 basis points (0.05%) from the advisory fees payable by the
    LB High Yield Fund. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 1.00%,
    0.92%, 0.91%, 0.89% and 0.88%, and the ratio of net investment income to average net assets would have been 11.61%, 10.83%, 9.91%, 9.27% and 9.10%, respectively, for the years ended October 31, 2001, 2000, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.75%, 1.67%, 1.66% and 1.64%, and the ratio of net investment income to average net assets would have been 10.86%, 10.08%, 9.16% and 8.52%, respectively, for the years ended October 31, 2001, 2000, 1999 and 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.68%, 0.64%, 0.66% and 0.64%, and the ratio of net investment income to average net assets would have been 11.94%, 11.11%, 10.16% and
    9.52%, respectively, for the years ended October 31, 2001, 2000, 1999 and 1998.

                       Class B Shares                                                           Institutional Class Shares
     Six Months                                                                   Six Months
        Ended           Year          Year            Year        Year               Ended         Year          Year          Year          Year
     04/30/2002         Ended          Ended          Ended       Ended           04/30/2002      Ended         Ended          Ended         Ended
    (unaudited)      10/31/2001     10/31/2000      10/31/99    10/31/98          (unaudited)   10/31/2001    10/31/2000     10/31/99      10/31/98
--------------------------------------------------------------------------      ---------------------------------------------------------------------
        $5.22          $6.72           $7.86          $8.08        $9.58             $5.22          $6.73        $7.87         $8.09         $9.58
--------------------------------------------------------------------------      ---------------------------------------------------------------------

         0.26           0.65            0.78           0.77         0.79              0.29           0.72         0.87          0.85          0.88
        (0.06)         (1.43)          (1.18)         (0.21)       (1.31)            (0.06)         (1.45)       (1.19)        (0.21)        (1.31)
--------------------------------------------------------------------------      ---------------------------------------------------------------------

         0.20          (0.78)          (0.40)          0.56        (0.52)             0.23          (0.73)       (0.32)         0.64         (0.43)
--------------------------------------------------------------------------      ---------------------------------------------------------------------

        (0.25)         (0.72)          (0.74)         (0.78)       (0.80)            (0.28)         (0.78)       (0.82)        (0.86)        (0.88)
            -             -               -              -         (0.18)                -             -             -             -         (0.18)
--------------------------------------------------------------------------      ---------------------------------------------------------------------

        (0.25)         (0.72)          (0.74)         (0.78)       (0.98)            (0.28)         (0.78)       (0.82)        (0.86)        (1.06)
--------------------------------------------------------------------------      ---------------------------------------------------------------------

        $5.17          $5.22           $6.72          $7.86        $8.08             $5.17          $5.22        $6.73         $7.87         $8.09
==========================================================================      =====================================================================

        3.90%        (12.14%)        (5.79%)         6.92%       (6.24%)             4.44%       (11.34%)       (4.81%)        7.96%        (5.33%)
        $41.5           $37.8          $39.0          $34.4        $19.3              $13.5         $12.5         $23.3         $53.0         $52.3
        1.76%(d)       1.74%(e)       1.62%(e)       1.61%(e)     1.59%(e)           0.68%(d)      0.67%(e)      0.59%(e)      0.61%(e)      0.59%(e)
       10.04%(d)      10.87%(e)      10.13%(e)       9.21%(e)     8.57%(e)          11.11%(d)     11.95%(e)     11.16%(e)     10.21%(e)      9.57%(e)
          34%            65%            60%            55%          73%                 34%          65%           60%            55%          73%

                       Class B Shares                                                           Institutional Class Shares
-------------------------------------------------------------------------       ----------------------------------------------------------------------
     Six Months                                                                   Six Months
        Ended           Year           Year           Year         Year              Ended          Year          Year         Year          Year
     04/30/2002        Ended           Ended          Ended        Ended          04/30/2002        Ended        Ended         Ended         Ended
     (unaudited)    10/31/2001      10/31/2000      10/31/99     10/31/98         (unaudited)    10/31/2001   10/31/2000     10/31/99      10/31/98
-------------------------------------------------------------------------       ----------------------------------------------------------------------
        $8.70          $8.17           $8.20          $8.76        $8.61             $8.71          $8.19        $8.22         $8.77         $8.61
-------------------------------------------------------------------------       ----------------------------------------------------------------------

         0.18           0.42            0.46           0.45         0.48              0.22           0.50         0.54          0.53          0.56
        (0.27)          0.57           (0.05)         (0.58)        0.16             (0.27)          0.57        (0.04)        (0.57)         0.16
-------------------------------------------------------------------------       ----------------------------------------------------------------------

        (0.09)          0.99            0.41          (0.13)        0.64             (0.05)          1.07         0.50         (0.04)         0.72
-------------------------------------------------------------------------       ----------------------------------------------------------------------

        (0.17)         (0.46)          (0.44)         (0.43)       (0.49)            (0.21)         (0.55)       (0.53)        (0.51)        (0.56)
-------------------------------------------------------------------------       ----------------------------------------------------------------------

        $8.44          $8.70           $8.17          $8.20        $8.76             $8.45          $8.71        $8.19         $8.22         $8.77
=========================================================================       ======================================================================

        (1.00%)        12.45%           5.24%         (1.52%)       7.65%            (0.50%)        13.43%        6.33%        (0.44%)        8.69%
          $28.9          $25.3          $16.7          $14.7         $6.9              $41.4         $39.1          $38.3        $31.8         $26.6
         1.58%(d)       1.58%           1.58%          1.57%        1.55%             0.56%(d)       0.56%        0.55%         0.57%         0.55%
         4.12%(d)       4.91%           5.66%          5.18%        5.41%             5.14%(d)       5.94%        6.69%         6.18%         6.41%
           89%           175%            111%            72%          98%                89%         175%          111%           72%           98%

Notes to Financial Highlights (continued):
(f) Effective January 1, 1997, LB Research has voluntarily agreed to waive 5 basis points (0.05%) from the advisory fees payable by the LB Income Fund. Had
    LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.88%, 0.88%, 0.88%, 0.87%,
    0.85% and 0.84%, and the ratio of net investment income to average net assets would have been  4.82%, 5.61%, 6.36%, 5.88%, 6.11% and 6.40%, respectively, for the six month period ended April 30, 2002, and the years ended October 31, 2001, 2000, 1999, 1998 and 1997.  For Class B shares, the ratio of expenses to average net assets would have been 1.63%, 1.63%, 1.63%, 1.62%, and 1.60%, and the ratio of net investment income to average net assets would have been 4.07%, 4.86%, 5.61%, 5.13%,  and 5.36%, respectively,  for the six month period ended April 30, 2002 and the years ended October
    31, 2001, 2000, 1999 and 1998.  For Institutional Class shares, the ratio of expenses to average  net assets would have been 0.61%, 0.61%, 0.60%, 0.62%
    and 0.60%, and the ratio of net investment income to average net assets  would have been 5.09%, 5.89%, 6.64%, 6.13% and 6.36%, respectively, for the six month period ended April 30, 2002 and the years ended October 31, 2001, 2000, 1999 and 1998.

Financial Highlights

For a share outstanding throughout each period (a)
Lutheran Brotherhood
Municipal Bond Fund                                                                         Class A Shares
----------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended           Year            Year            Year          Year          Year
                                                             04/30/2002         Ended           Ended           Ended         Ended         Ended
                                                             (unaudited)     10/31/2001      10/31/2000       10/31/99      10/31/98      10/31/97
                                                            ----------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.13           $8.66           $8.44          $9.11         $8.85           $8.60
                                                            ----------------------------------------------------------------------------------------

Income From Investment Operations:
Net investment income                                            0.21            0.43            0.44           0.43          0.41            0.45
Net realized and unrealized gain (loss) on investments(b)       (0.16)           0.48            0.22          (0.66)         0.29            0.24
                                                            ----------------------------------------------------------------------------------------

      Total from investment operations                           0.05            0.91            0.66          (0.23)         0.70            0.69
                                                            ----------------------------------------------------------------------------------------

Less Distributions:
Dividends from net investment income                            (0.21)          (0.44)          (0.44)         (0.44)        (0.44)          (0.44)
                                                            ----------------------------------------------------------------------------------------

Net asset value, end of period                                  $8.97           $9.13           $8.66          $8.44         $9.11           $8.85
                                                            ========================================================================================

Total investment return at net asset value (c)                 0.58%          10.78%            8.09%         (2.62%)        8.12%          8.28%
Net assets, end of period ($ millions)                        $614.2           $609.5          $559.4         $570.6         $605.0         $591.9
Ratio of expenses to average net assets                        0.73%(d)        0.72%(e)        0.69%(e)        0.70%(e)      0.69%(e)       0.70%(e)
Ratio of net investment income to average net assets           4.70%(d)        4.90%(e)        5.18%(e)        4.88%(e)      4.88%(e)       5.13%(e)
Portfolio turnover rate                                          4%               5%             12%            20%           14%             18%

Lutheran Brotherhood
Limited Maturity Bond Fund                                                  Class A Shares
------------------------------------------------------------------------------------------------------------
                                                             Six Months                 From the period from
                                                                Ended           Year         10/29/1999
                                                             04/30/2002         Ended    (effective date) to
                                                             (unaudited)     10/31/2001      10/31/2000
                                                            ------------------------------------------------
Net asset value, beginning of period                           $13.14          $12.41          $12.50
                                                            ------------------------------------------------

Income From Investment Operations:
Net investment income                                            0.23            0.65            0.72
Net realized and unrealized gain (loss) on investments(b)       (0.18)           0.78           (0.09)
                                                            ------------------------------------------------

      Total from investment operations                           0.05            1.43            0.63
                                                            ------------------------------------------------

Less Distributions:
Dividends from net investment income                            (0.23)          (0.65)         (0.72)
Distributions from net realized gain on investments             (0.25)          (0.05)             -
                                                            ------------------------------------------------

  Total distributions                                           (0.48)          (0.70)         (0.72)
                                                            ------------------------------------------------

Net assets, end of period                                      $12.71          $13.14          $12.41
                                                            ================================================

Total investment return at net asset value(c)                    0.41%         11.89%            5.20%
Net assets, end of period ($ millions)                         $52.3           $39.1           $16.6
Ratio of expenses to average net assets(f)                     0.76%(d)        0.81%            0.95%
Ratio of net investment income to average net assets(f)        3.65%(d)        5.02%            5.84%
Portfolio turnover rate                                         173%            290%             229%

Notes to Financial Highlights:
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)  Computed on an annualized basis.
(e)  Effective January 1, 1997, through December 31, 2000, LB Research voluntarily agreed waive 5 basis points (0.05%) from the advisory fees payable by the LB Municipal Bond Fund. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.73%, 0.74%, 0.75%, 0.74% and 0.74%, and the ratio of net investment income to average net assets would have been 4.89%, 5.13%, 4.83%, 4.83%
     and 5.09%, respectively, for the years ended October 31, 2001, 2000, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.48%, 1.49%, 1.50% and 1.49%, and the ratio of net investment income to average net assets would have been 4.14%, 4.38%,
     4.08% and 4.08%, respectively, for the years ended October 31, 2001, 2000, 1999 and 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.57%, 0.57%, 0.50% and 0.49%, and the ratio of net investment income to average net assets would have been 5.04%,
     5.30%, 5.08% and 5.08%, respectively, for the years ended October 31, 2001, 2000, 1999 and 1998.

                       Class B Shares                                                           Institutional Class Shares
     Six Months                                                                   Six Months
        Ended           Year          Year            Year        Year               Ended         Year          Year          Year          Year
     04/30/2002         Ended          Ended          Ended       Ended           04/30/2002      Ended         Ended          Ended         Ended
    (unaudited)      10/31/2001     10/31/2000      10/31/99    10/31/98          (unaudited)   10/31/2001    10/31/2000     10/31/99      10/31/98
--------------------------------------------------------------------------      --------------------------------------------------------------------
        $9.11          $8.64           $8.41          $9.09        $8.85             $9.13          $8.66        $8.43         $9.11         $8.85
--------------------------------------------------------------------------      --------------------------------------------------------------------

         0.18           0.38            0.38           0.37         0.39              0.22           0.44         0.45          0.46          0.46
        (0.16)          0.47            0.23          (0.67)        0.24             (0.16)          0.49         0.24         (0.68)         0.26
--------------------------------------------------------------------------      --------------------------------------------------------------------

         0.02           0.85            0.61          (0.30)        0.63              0.06           0.93         0.69         (0.22)         0.72
--------------------------------------------------------------------------      --------------------------------------------------------------------

        (0.18)         (0.38)          (0.38)         (0.38)       (0.39)            (0.22)         (0.46)       (0.46)        (0.46)        (0.46)
--------------------------------------------------------------------------      --------------------------------------------------------------------

        $8.95          $9.11           $8.64          $8.41        $9.09             $8.97          $9.13        $8.66         $8.43         $9.11
==========================================================================      ====================================================================

        0.21%          9.99%          7.44%         (3.44%)       7.23%              0.66%        10.95%         8.42%        (2.49%)        8.39%
         $17.9          $15.3           $9.7           $8.4         $4.0               $2.5          $2.6         $3.2           $4.3          $4.0
        1.48%(d)       1.47%(e)       1.44%(e)       1.45%(e)     1.44%(e)           0.57%(d)      0.56%(e)      0.52%(e)      0.45%(e)      0.44%(e)
        3.95%(d)       4.15%(e)       4.43%(e)       4.13%(e)     4.13%(e)           4.86%(d)      5.05%(e)      5.35%(e)      5.13%(e)      5.13%(e)
           4%             5%            12%            20%          14%                 4%             5%          12%            20%          14%

                       Class B Shares                                                     Institutional Class Shares
----------------------------------------------------                            ------------------------------------------------
     Six Months                  For the period from                              Six Months                 For the period from
        Ended            Year        10/29/1999                                      Ended          Year         10/29/1999
     04/30/2002         Ended    (effective date) to                              04/30/2002        Ended    (effective date) to
     (unaudited)     10/31/2001      10/31/2000                                   (unaudited)    10/31/2001      10/31/2000
----------------------------------------------------                            ------------------------------------------------
       $13.14         $12.41          $12.50                                        $13.14         $12.41       $12.50
----------------------------------------------------                            ------------------------------------------------

         0.23           0.65            0.72                                          0.25           0.69         0.74
        (0.18)          0.78           (0.09)                                        (0.19)          0.78        (0.09)
----------------------------------------------------                            ------------------------------------------------

         0.05           1.43            0.63                                          0.06           1.47         0.65
----------------------------------------------------                            ------------------------------------------------

        (0.23)         (0.65)          (0.72)                                        (0.25)         (0.69)       (0.74)
        (0.25)         (0.05)             -                                          (0.25)         (0.05)           -
----------------------------------------------------                            ------------------------------------------------

        (0.48)         (0.70)          (0.72)                                        (0.50)         (0.74)       (0.74)
----------------------------------------------------                            ------------------------------------------------

       $12.71         $13.14          $12.41                                        $12.70         $13.14       $12.41
====================================================                            ================================================

       0.41%          11.89%          5.20%                                          0.49%         12.22%        5.43%
         $5.3           $5.4            $5.0                                          $13.2         $11.5         $10.6
       0.76%(d)        0.81%          0.95%                                          0.45%(d)       0.51%        0.73%
       3.65%(d)        5.02%          5.84%                                          3.97%(d)       5.32%        6.06%
        173%            290%           229%                                           173%           290%         229%

Notes to Financial Highlights (continued):
(f) Effective October 29, 1999, through December 31, 2000, LB Research voluntarily lowered the expense limit  to 0.95% for Class A and Class B shares, and to waive the same percentage of advisory fees and other expenses for Institutional Class shares of the LB Limited Maturity Bond Fund.  Effective January
    1, 2001, LB Research voluntarily agreed to waive 30 basis points (0.30%) from the advisory fees payable by the LBLimited Maturity Bond Fund. Had LB
    Research not undertaken such actions, for Class A and B shares, the ratio of expenses to average net assets would have been 1.06%, 1.08% and 1.10% and the ratio of net investment  income to average net assets would have been 3.35%, 4.75% and 5.69% for the six month period ended April 30, 2002 and the years ended October 31, 2001 and 2000. For Institutional Class shares the ratio of expenses to average net assets would have been 0.75%, 0.78% and 0.88%
    and the ratio of net investment income to average net assets would have been 3.67%, 5.05% and 5.91% for the six month period ended April 30, 2002 and the years ended October 31, 2001 and 2000.

Financial Highlights

For a share outstanding throughout each period (a)
Lutheran Brotherhood
Money Market Fund                                                                           Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                                Ended           Year            Year            Year          Year          Year
                                                             04/30/2002         Ended           Ended           Ended         Ended         Ended
                                                             (unaudited)     10/31/2001      10/31/2000       10/31/99      10/31/98      10/31/97
                                                            -----------------------------------------------------------------------------------------
Net asset value, beginning of period                            $1.00           $1.00           $1.00          $1.00         $1.00           $1.00
                                                            -----------------------------------------------------------------------------------------

Net investment income from  investment operations                0.01            0.05            0.05           0.04          0.04            0.05
Less: Dividends from net investment income                      (0.01)          (0.05)          (0.05)         (0.04)        (0.04)          (0.05)
                                                            -----------------------------------------------------------------------------------------

Net asset value, end of period                                  $1.00           $1.00           $1.00          $1.00         $1.00           $1.00
                                                            =========================================================================================

      Total investment return at net asset value (b)           0.58%           4.13%            5.44%          4.27%         4.82%          4.74%
Net assets, end of period ($ millions)                        $680.0           $713.4          $634.7         $580.1         $493.2         $469.2
Ratio of expenses to average net assets(d)                     0.95%(c)        0.95%           0.95%           0.95%         0.95%          0.95%
Ratio of net investment income to average net assets(d)        1.16%(c)        4.02%           5.31%           4.19%         4.72%          4.64%

Notes to Financial Highlights:
(a) All per share amounts have been rounded to the nearest cent.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.
(c) Computed on an annualized basis.
(d) Effective April 1, 1996, LB Research voluntarily limited total expenses for Class A and Class B shares to an annual rate of 0.95% of average daily nets assets of each class, and waived the same percentage of advisory fees for Institutional Class shares for the LB Money Market Fund.
    Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 0.98%, 0.99%, 0.99%,
    1.00%, 1.04%, and 1.05%, and the ratio of net investment income to average net assets would have been 1.13%, 3.98%, 5.27%, 4.14%, 4.63%, and
    4.54%,  respectively, for the six month period ended April 30, 2002, and the  years ended October  31, 2001, 2000, 1999, 1998, and 1997. For
    Class B shares, the ratio of expenses to average net assets would have been 0.98%, 0.99%, 0.99%, 1.00% and 1.04%, and the ratio of net investment income to average net assets would have been 1.13%, 3.98%, 5.27%, 4.14% and 4.63%, respectively, for the six months ended April 30, 2002 and the years ended October  31, 2001, 2000, 1999 and 1998.  For Institutional Class shares, the ratio of expenses to average net assets would have been
    0.60%, 0.60%, 0.60%, 0.75% and 0.79.%, and the ratio of net investment income to average net assets would have been 1.52%, 4.37%, 5.66%, 4.39% and
    4.88%,  respectively, for the six month period ended April 30, 2002, and the years ended October  31, 2001, 2000, 1999 and 1998.

                       Class B Shares                                                           Institutional Class Shares
     Six Months                                                                   Six Months
        Ended           Year          Year            Year        Year               Ended         Year          Year          Year          Year
     04/30/2002         Ended          Ended          Ended       Ended           04/30/2002      Ended         Ended          Ended         Ended
    (unaudited)      10/31/2001     10/31/2000      10/31/99    10/31/98          (unaudited)   10/31/2001    10/31/2000     10/31/99      10/31/98
------------------------------------------------------------------------         -------------------------------------------------------------------
        $1.00          $1.00           $1.00          $1.00        $1.00             $1.00          $1.00        $1.00         $1.00         $1.00
------------------------------------------------------------------------         -------------------------------------------------------------------

         0.01           0.05            0.05           0.04         0.04              0.01           0.05         0.06          0.04          0.05
        (0.01)         (0.05)          (0.05)         (0.04)       (0.04)            (0.01)         (0.05)       (0.06)        (0.04)        (0.05)
------------------------------------------------------------------------         -------------------------------------------------------------------

        $1.00          $1.00           $1.00          $1.00        $1.00             $1.00          $1.00        $1.00         $1.00         $1.00
========================================================================         ===================================================================

         0.58%          4.13%           5.44%          4.27%        4.82%             0.77%          4.53%        5.86%         4.53%         5.08%
           $0.9           $1.0            $0.3          $0.3         $0.1              $38.0          $37.6        $42.1         $51.1         $47.3
         0.95%(c)       0.95%           0.95%          0.95%        0.95%             0.57%(c)       0.56%        0.55%         0.70%         0.70%
         1.16%(c)       4.02%           5.31%          4.19%        4.72%             1.55%(c)       4.41%        5.71%         4.44%         4.97%

Lutheran Brotherhood Family of Funds
Notes to Financial Statements
April 30, 2002

(unaudited)

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eleven series (the "Fund(s)"), each with its own investment objective and policies. The eleven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund. Each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked prices. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The World Growth Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount and amortization of premium. Interest earned on debt securities also includes accrual of market discount for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, High Yield, Income and Limited Maturity Bond Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Municipal Bond Fund. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Estimated expenses are accrued daily. Each Fund is charged for the operating expenses that are directly attributable to it. Common expenses of the Trust are either shared equally or allocated among the Funds based on the relative net assets of each Fund to the combined net assets, or via other allocation methodologies.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, and Value Funds, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily and paid monthly for the Limited Maturity Bond and Money Market Funds. Daily dividends for the LB Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Income and Limited Maturity Bond Funds earned $1,736,875 and $97,227, respectively, from such fees for the six-month period ended April 30, 2002.

Organization Costs

Organization costs incurred prior to June 30, 1998, in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Fees Paid Indirectly

Certain of the Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LB Research), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following rates of average daily net assets.

LB Opportunity Growth Fund
-------------------------------------------------------------------
First $100 million                                           0.50%
Next $150 million                                            0.40%
Next $250 million                                            0.35%
Next $500 million                                            0.30%
Over $1 billion                                              0.25%

LB Mid Cap Growth Fund
-------------------------------------------------------------------
First $100 million                                           0.45%
Next $150 million                                            0.40%
Next $250 million                                            0.35%
Next $500 million                                            0.30%
Over $1 billion                                              0.25%

LB World Growth Fund
-------------------------------------------------------------------
First $20 million                                            1.00%
Next $30 million                                             0.85%
Over $50 million                                             0.75%

LB Growth Fund
-------------------------------------------------------------------
First $500 million                                           0.425%
Next $500 million                                            0.375%
Over $1 billion                                              0.325%

LB Fund, LB Value Fund &
LB High Yield Fund
-------------------------------------------------------------------
First $500 million                                           0.40%
Next $500 million                                            0.35%
Over $1 billion                                              0.30%

LB Income Fund
-------------------------------------------------------------------
First $500 million                                           0.35%
Next $500 million                                            0.325%
Over $1 billion                                              0.30%

LB Municipal Bond Fund
-------------------------------------------------------------------
First $500 million                                           0.325%
Next $500 million                                            0.3125%
Over $1 billion                                              0.30%

LB Limited Maturity Bond Fund
-------------------------------------------------------------------
First $500 million                                           0.30%
Next $500 million                                            0.275%
Over $1 billion                                              0.25%

LB Money Market Fund
-------------------------------------------------------------------
First $500 million                                           0.25%
Next $500 million                                            0.225%
Next $500 million                                            0.20%
Next $500 million                                            0.175%
Over $2 billion                                              0.15%

LB Research has voluntarily agreed to waive 35 basis points (0.35%) on an annual basis from the advisory fees payable by the LB Mid Cap Growth Fund, 65 basis points (0.65%) for the LB Growth and LB Value Funds, 30 basis points (0.30%) for the LB Limited Maturity Bond Fund and 5 basis points (0.05%) for the LB Income Fund. These voluntary partial waivers of advisory fees and other expenses may be discontinued at any time.

LB Research has voluntarily agreed to limit its advisory fee for the LB World Growth Fund to a flat rate of 0.75% of average daily net assets and to waive an additional 0.15% of average daily net assets from the advisory fees payable by the Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

LB Research has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the LB Money Market Fund in order to limit the Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 0.95% of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

LB Research pays T. Rowe Price International an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. The fee payable is equal to 0.45% of the Fund's average daily net assets. The total amount paid by LB Research to T. Rowe Price International under the investment sub-advisory contract for six-month period ended April 30, 2002 was $221,578.

Effective January 1, 2002, Lutheran Brotherhood, the indirect parent company of LB Research, has merged with and into Aid Association for Lutherans (AAL). LB Research became a wholly-owned subsidiary of the merged organization and continues to serve as the investment advisor to each Fund.

Distribution and Shareholder Servicing Plans

The Trust has adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the Limited Maturity Bond and Money Market Funds. Under the 12b-1 Plan, each Fund pays Lutheran Brotherhood Securities Corp. (LB Securities) an annual fee of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by LB Securities to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the six-month period ended April 30, 2002, LB Securities received aggregate 12b-1 fees of $883,454 from the Trust.

In addition, the Trust has adopted shareholder-servicing plans for each of the Funds (the Shareholder Servicing Plans"). Pursuant to the Shareholder Servicing Plans, Class A and Class B shares pay LB Securities an annual fee of 0.25% of the average daily net assets and Institutional Class shares pay LB Securities an annual fee of 0.15% of the average daily net assets. Payments under the Shareholder Servicing Plans are used to finance various shareholder-servicing activities. For the six-month period ended April 30, 2002, LB Securities received aggregate shareholder servicing fees of $5,447,920 from the Trust.

Sales Charges and Other Fees

For the six-month period ended April 30, 2002, LB Securities, the Trust's distributor, received $256,397 of aggregate underwriting concessions from sales of Class A shares. LB Securities also received $176,693 of aggregate contingent deferred sales charges from redemption of Class B shares for the six-month period ended April 30, 2002. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds. LB Securities also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the six-month period ended April 30, 2002, LB Securities received aggregate fees for administrative personnel and services of $517,383 from the LB Family of Funds.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement. For the six-month period ended April 30, 2002, LB Securities received aggregate fees for transfer agent services of $6,071,445 from the LB Family of Funds.

The Funds have adopted a trustee fee deferral plan that allows the Trustees to defer the receipt of all or a portion of their Trustee Fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LB Research and LB Securities; however, they receive no compensation from the Funds.

(4) FEDERAL TAX INFORMATION

At October 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                   Undistributed    Undistributed        Capital     Unrealized Appreciation   Book-to-Tax   Distributable Earinings
                                     Ordinary        Tax-exempt           Loss          (Depreciation) of        Timing       (Accumulated Losses)
                                      Income           Income          Carryovers          Investments         Differences        (Book Basis)
Fund                                    (a)              (b)               (c)                 (d)                 (e)         (a)+(b)+(c)+(d)+(e)
--------------------------------------------------------------------------------------------------------------------------------------------------------------

LB Opportunity Growth Fund                  -                -       ($32,398,469)       ($17,542,538)          ($8,102)          ($49,949,109)
LB Mid Cap Growth Fund                      -                -        (11,463,008)        (18,637,180)           (4,081)           (30,104,269)
LB World Growth Fund                        -                -         (1,222,667)        (23,454,805)           (6,336)           (24,683,808)
LB Growth Fund                              -                -         (3,683,532)        (15,043,666)             (875)           (18,728,073)
LB Fund                            $1,595,076                -        (52,137,884)        (89,439,299)          (17,510)          (139,999,617)
LB Value Fund                          83,664                -           (312,382)         (3,841,882)             (875)            (4,071,475)
LB High Yield Fund                  2,131,061                -       (159,550,969)       (296,682,345)       (5,377,760)          (459,480,013)
LB Income Fund                        287,766                -        (43,886,239)          15,797,142         (386,459)           (28,187,790)
LB Municipal Bond Fund                      -         $962,168           (789,616)          69,813,038       (1,004,338)             68,981,252
LB Limited Maturity Bond Fund       1,159,131                -                   -           1,109,039             (875)              2,267,295
LB Money Market Fund                   10,046                -                   -                   -          (10,046)                      -

Book-to-Tax timing differences are due primarily to deferral of capital losses for tax purposes. A temporary timing difference of $5,286,708 existed between net investment income for financial statement and tax purposes as of October 31, 2001 for the LB High Yield Fund. This difference was due to timing of income recognition for certain defaulted debt securities for tax purposes.

At October 31, 2001, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                               Opportunity          Mid Cap             World
                                 Growth             Growth             Growth              Growth               LB
Expiration Year                   Fund               Fund               Fund                Fund               Fund
------------------------------------------------------------------------------------------------------------------------
2008                                      -                 -                  -        $   176,010    $             -
2009                            $32,398,469       $11,463,008         $1,222,667          3,507,522          52,137,884
------------------------------------------------------------------------------------------------------------------------
                                $32,398,469       $11,463,008         $1,222,667         $3,683,532         $52,137,884
========================================================================================================================

                                                     High                                 Municipal
                                  Value              Yield             Income               Bond
Expiration Year                   Fund               Fund               Fund                Fund
----------------------------------------------------------------------------------------------------
2002                                      -                 -        $ 6,295,510           $504,338
2003                                      -                 -                  -            134,719
2004                                      -                 -          8,472,280                  -
2007                                      -      $ 18,998,975          8,150,657            150,559
2008                              $  83,605        15,133,980         20,967,792                  -
2009                                228,777       125,418,014                  -                  -
----------------------------------------------------------------------------------------------------
                                   $312,382      $159,550,969        $43,886,239           $789,616
====================================================================================================

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The tax components of distributions to shareholders during the six-month period ended April 30, 2002 were as follows:

                                                     Ordinary                                 Tax-exempt
Fund                                                   Income                                     Income
-----------------------------------------------------------------------------------------------------------

LB Fund                                            $1,767,778                                          -
LB Value Fund                                         117,015                                          -
LB High Yield Fund                                 34,282,798                                          -
LB Income Fund                                     16,827,985                                          -
LB Municipal Bond Fund                                      -                                $14,637,067
LB Limited Maturity Bond Fund                       2,318,203                                          -
LB Money Market Fund                                4,360,836                                          -

(5) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2002, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                                        $ thousands
                                                   -------------------------------------------------------
Fund                                                 Purchases                                   Sales
----------------------------------------------------------------------------------------------------------
LB Opportunity Growth Fund                           $128,400                                   $143,116
LB Mid Cap Growth Fund                                 54,021                                     48,477
LB World Growth Fund                                   10,925                                     14,578
LB Growth Fund                                         14,040                                      6,759
LB Fund                                               582,817                                    559,188
LB Value Fund                                          36,240                                     28,443
LB High Yield Fund                                    234,634                                    216,024
LB Income Fund                                        452,503                                    251,370
LB Municipal Bond Fund                                 32,451                                     22,597
LB Limited Maturity Bond Fund                          59,025                                     24,663

Purchases and sales of U.S. Government securities were:

                                                                        $ thousands
---------------------------------------------------------------------------------------------------------
Fund                                                 Purchases                                   Sales
---------------------------------------------------------------------------------------------------------
LB Growth Fund                                     $      108                                          -
LB Fund                                                 3,569                                   $ 11,208
LB Value Fund                                           1,050                                         72
LB Income Fund                                        178,869                                    332,991
LB Limited Maturity Bond Fund                          44,855                                     67,154

Investments in Restricted Securities

The LB High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $6,049,821 at April 30, 2002, which represented 0.901% of the net assets of the LB High Yield Fund.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. The Income Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six-month period ended April 30, 2002, were as follows:

                                                        LB Growth Fund                                        LB Income Fund
                                             --------------------------------------------------------------------------------------------
                                             Number of                  Premium                      Number of                   Premium
                                             Contracts                  Amount                       Contracts                   Amount
-----------------------------------------------------------------------------------------------------------------------------------------
Balance at October 31, 2001                       -                          -                          200                     $338,508
Opened                                           53                    $13,601                          900                      382,659
Closed                                          (33)                   (10,792)                        (900)                    (629,535)
Expired                                         (12)                      (228)                           -                            -
Exercised                                         -                          -                         (200)                     (91,632)
                                             --------------------------------------------------------------------------------------------
Balance at  April 30, 2002                        8                    $ 2,581                            -                            -
=========================================================================================================================================

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(6) LINE OF CREDIT

The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow against the line during the six-month period ended April 30, 2002.

(7) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

LB Opportunity Growth Fund:
                                                            Class A                              Class B                    Institutional Class
                                                ----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                ----------------------------------------------------------------------------------------------------
Sold                                             1,491,688        $15,561,929           320,887        $3,259,512         300,671        $3,040,051
Dividends and distributions reinvested           1,373,220         16,066,577            86,686           989,956          28,206           333,961
Redeemed                                        (2,144,626)       (22,273,689)          (87,285)         (874,464)       (660,071)       (7,787,217)
                                                ----------------------------------------------------------------------------------------------------
Net Change                                         720,282         $9,354,817           320,288        $3,375,004        (331,194)      ($4,413,205)
                                                ====================================================================================================

Six Months Ended April 30, 2002
Sold                                               594,850         $5,470,099           164,860        $1,470,542         658,502        $6,220,648
Redeemed                                        (1,651,171)       (15,248,502)          (52,565)         (467,045)       (110,220)       (1,024,084)
                                                ----------------------------------------------------------------------------------------------------
 Net Change                                     (1,056,321)       ($9,778,403)          112,295        $1,003,497         548,282        $5,196,564
                                                ====================================================================================================

LB Mid Cap Growth Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                             2,282,150        $31,930,059           813,647       $10,943,189         631,882       $10,359,812
Dividends and distributions reinvested             661,614         10,426,911           183,057         2,809,740          46,152           736,586
Redeemed                                        (1,212,833)       (16,247,364)         (159,219)       (2,093,170)       (254,470)       (3,056,162)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                       1,730,931        $26,109,606           837,485       $11,659,759         423,564        $8,040,236
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                               937,841        $11,550,605           465,731        $5,557,818         576,300        $7,303,247
Redeemed                                          (962,499)       (11,901,096)          (93,137)       (1,109,311)        (66,029)         (829,750)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                         (24,658)         ($350,491)          372,594        $4,448,507         510,271        $6,473,497
                                                =====================================================================================================

LB World Growth Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                             1,097,968        $10,965,468           317,488        $3,081,240         525,124        $5,985,114
Dividends and distributions reinvested             738,287          8,224,527            96,825         1,053,456          74,532           839,234
Redeemed                                        (1,253,276)       (12,333,424)          (99,941)         (951,172)        (58,256)         (636,712)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                         582,979         $6,856,571           314,372        $3,183,524         541,400        $6,187,636
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                               512,402         $4,368,669           186,505        $1,552,196         674,718        $5,874,636
Redeemed                                        (1,039,056)        (8,888,185)          (58,152)         (482,624)       (763,031)       (6,689,563)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                        (526,654)       ($4,519,516)          128,353        $1,069,572         (88,313)        ($814,927)
                                                =====================================================================================================

LB Growth Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                               945,107        $13,537,152           310,403        $4,359,879          16,065          $236,096
Redeemed                                          (251,493)        (3,464,940)          (26,455)         (357,965)           (189)           (2,701)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                         693,614        $10,072,212           283,948        $4,001,914          15,876          $233,395
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                               383,522         $4,603,149           181,921        $2,145,399         192,763        $2,406,784
Redeemed                                          (253,358)        (3,099,108)          (26,148)         (310,874)        (10,128)         (122,804)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                         130,164         $1,504,041           155,773        $1,834,525         182,635        $2,283,980
                                                =====================================================================================================

LB Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                             2,912,149        $66,645,320           801,720       $17,916,973         484,657       $11,653,450
Dividends and distributions reinvested           1,978,455         50,622,338           125,885         3,161,943          65,077         1,666,375
Redeemed                                        (5,483,563)      (124,337,022)         (252,188)       (5,541,256)       (330,032)       (7,950,402)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                        (592,959)       ($7,069,364)          675,417       $15,537,660         219,702        $5,369,423
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                             1,532,167        $31,141,012           501,513        $9,940,849         609,235       $12,610,523
Dividends and distributions reinvested              70,849          1,475,397                 -                -           12,498           260,340
Redeemed                                        (3,109,470)       (63,309,787)         (145,385)       (2,884,052)       (264,527)       (5,451,695)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                      (1,506,454)      ($30,693,378)          356,128        $7,056,797         357,206        $7,419,168
                                                =====================================================================================================

LB Value Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                               787,130        $11,260,820           195,466        $2,781,241          24,573          $351,589
Dividends and distributions reinvested               2,505             38,121                 -                 -             107             1,642
Redeemed                                          (154,829)        (2,194,080)          (14,568)         (206,313)           (593)           (8,768)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                         634,806         $9,104,861           180,898        $2,574,928          24,087          $344,463
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                               489,873         $6,715,103           177,333        $2,418,947         113,886        $1,576,538
Dividends and distributions reinvested               5,083             70,190                 -                 -             804            11,159
Redeemed                                          (164,988)        (2,265,619)          (10,837)         (146,152)        (14,475)         (204,600)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                         329,968         $4,519,674           166,496        $2,272,795         100,215        $1,383,097
                                                =====================================================================================================

LB High Yield Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                            15,851,021        $94,418,488         1,480,615        $8,775,541         276,649        $1,684,370
Dividends and distributions reinvested          10,252,142         59,738,822           605,590         3,514,770         182,457         1,066,597
Redeemed                                       (17,823,478)      (104,652,317)         (642,128)       (3,741,898)     (1,541,635)       (9,498,872)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                       8,279,685        $49,504,993         1,444,077        $8,548,413      (1,082,529)      ($6,747,905)
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                             7,344,671        $38,505,284           842,487        $4,411,040         615,678        $3,254,883
Dividends and distributions reinvested           4,190,171         21,852,462           275,524         1,436,099          88,166           459,968
Redeemed                                        (8,799,254)       (46,106,897)         (346,771)       (1,811,423)       (482,716)       (2,563,460)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                       2,735,588        $14,250,849           771,240        $4,035,716         221,128        $1,151,391
                                                =====================================================================================================

LB Income Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                             6,202,283        $52,629,919           961,954        $8,154,891         893,718        $7,551,189
Dividends and distributions reinvested           3,633,529         30,691,588           117,005           987,371         247,315         2,088,145
Redeemed                                        (9,016,829)       (76,310,966)         (209,365)       (1,767,415)     (1,341,226)      (11,317,488)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                         818,983         $7,010,541           869,594        $7,374,847        (200,193)      ($1,678,154)
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                             3,519,679        $29,964,580           597,782        $5,065,822         670,528        $5,705,369
Dividends and distributions reinvested           1,440,074         12,167,007            58,695           495,166         100,457           848,489
Redeemed                                        (4,750,097)       (40,352,980)         (143,266)       (1,212,711)       (355,667)       (3,023,593)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                         209,656         $1,778,607           513,211        $4,348,277         415,318        $3,530,265
                                                =====================================================================================================

LB Municipal Bond Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                             5,146,883        $46,130,155           609,766        $5,451,949          26,542          $237,499
Dividends and distributions reinvested           2,480,439         22,110,742            49,105           437,243          16,260           144,734
Redeemed                                        (5,513,674)       (49,232,625)         (104,084)         (929,793)       (132,612)       (1,185,111)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                       2,113,648        $19,008,272           554,787        $4,959,399         (89,810)        ($802,878)
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                             3,626,132        $32,656,432           371,639        $3,327,820          21,923          $195,490
Dividends and distributions reinvested           1,235,462         11,052,848            32,524           290,223           6,085            54,421
Redeemed                                        (3,123,715)       (28,053,555)          (87,443)         (784,209)        (28,088)         (252,878)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                       1,737,879        $15,655,725           316,720        $2,833,834             (80)          ($2,967)
                                                =====================================================================================================

LB Limited Maturity Bond Fund:
                                                            Class A                              Class B                    Institutional Class
                                                -----------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                                -----------------------------------------------------------------------------------------------------
Sold                                             2,089,637        $26,827,087             5,757           $74,619          27,432          $356,212
Dividends and distributions reinvested              76,758            983,185               262             3,376           1,507            19,229
Redeemed                                          (526,973)        (6,764,705)             (320)           (4,069)         (2,439)          (31,714)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                       1,639,422        $21,045,567             5,699           $73,926          26,500          $343,727
                                                =====================================================================================================

Six Months Ended April 30, 2002
Sold                                             1,650,367        $21,119,097             6,226           $79,286         169,758        $2,181,596
Dividends and distributions reinvested             109,492          1,392,328               388             4,936           5,025            63,824
Redeemed                                          (620,978)        (7,937,468)             (836)          (10,556)        (13,322)         (169,904)
                                                -----------------------------------------------------------------------------------------------------
Net Change                                       1,138,881        $14,573,957             5,778           $73,666         161,461        $2,075,516
                                                =====================================================================================================

LB Money Market Fund:
                                                            Class A                              Class B                    Institutional Class
                                             --------------------------------------------------------------------------------------------------------
Year Ended October 31, 2001                       Shares            Amount             Shares           Amount           Shares            Amount
                                             --------------------------------------------------------------------------------------------------------
Sold                                         1,028,601,651     $1,028,601,651           970,050          $970,050      93,375,726       $93,375,726
Dividends and distributions reinvested          27,019,427         27,019,427            16,156            16,156       1,738,194         1,738,194
Redeemed                                      (976,969,226)      (976,969,226)         (272,589)         (272,589)    (99,659,706)      (99,659,706)
                                             --------------------------------------------------------------------------------------------------------
Net Change                                      78,651,852        $78,651,852           713,617          $713,617      (4,545,786)      ($4,545,786)
                                             =================================================================================================================

Six Months Ended April 30, 2002
Sold                                           450,419,273       $450,419,273           146,645          $146,645      40,716,405       $40,716,405
Dividends and distributions reinvested           3,964,237          3,964,237             5,302             5,302         319,597           319,597
Redeemed                                      (487,770,113)      (487,770,113)         (314,628)         (314,628)    (40,655,277)      (40,655,277)
                                             --------------------------------------------------------------------------------------------------------
Net Change                                     (33,386,603)      ($33,386,603)         (162,681)        ($162,681)        380,725          $380,725
                                             ========================================================================================================

THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
LUTHERAN BROTHERHOOD WORLD GROWTH FUND
LUTHERAN BROTHERHOOD GROWTH FUND
LUTHERAN BROTHERHOOD FUND
LUTHERAN BROTHERHOOD VALUE FUND
LUTHERAN BROTHERHOOD HIGH YIELD FUND
LUTHERAN BROTHERHOOD INCOME FUND
LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
LUTHERAN BROTHERHOOD MONEY MARKET FUND

TRUSTEES

Rolf F. Bjelland, Chairman
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Connie M. Levi
Bruce J. Nicholson

OFFICERS

Pamela J. Moret                                Brenda J. Pederson
President                                      Vice President

Wade M. Voigt                                  Richard B. Ruckdashel
Treasurer                                      Vice President

John C. Bjork                                  Rand E. Mattsson
Secretary                                      Assistant Treasurer

James H. Abitz                                 Marlene J. Nogle
Vice President                                 Assistant Secretary

Frederick P. Johnson
Vice President

This report is authorized for distribution to
prospective investors only when preceded or
accompanied by the current prospectuses.